Reinsurer Agreement No. 14706-00-00

AUTOMATIC/FACULTATIVE YRT
REINSURANCE AGREEMENT
(hereinafter referred to as the “Agreement”)

Between

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
Hauppauge, New York
(hereinafter referred to as the “Ceding Company”)

and

RGA REINSURANCE COMPANY
Chesterfield, Missouri
(hereinafter referred to as the “Reinsurer”)

                        EFFECTIVE: April 1, 2015

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TABLE OF CONTENTS
ARTICLE 1 - PREAMBLE                                            5
1.1    PARTIES TO THIS AGREEMENT                                        5
1.2    COMPLIANCE                                                5
1.3    CONSTRUCTION                                            5
1.4    ENTIRE AGREEMENT                                            5
1.5    SEVERABILITY                                                5
1.6    WAIVER                                                5
1.7    BACKDATING TO SAVE AGE                                        6
1.8    DEFINED TERMS                                            6
ARTICLE 2 - AUTOMATIC REINSURANCE                                    7
2.1    GENERAL CONDITIONS                                        7
2.2    RETAINED AMOUNTS                                            7
2.3    EXPENSE OF ORIGINAL POLICY                                    8
2.4    CREDIT FOR REINSURANCE                                        8
ARTICLE 3 - FACULTATIVE REINSURANCE                                    9
ARTICLE 4 - COMMENCEMENT OF LIABILITY                                    10
4.1    AUTOMATIC REINSURANCE                                        10
4.2    FACULTATIVE REINSURANCE                                        10
4.3    CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT                    10
ARTICLE 5 - PREMIUM ACCOUNTING                                        11
5.1    PREMIUMS                                                11
5.2    PAYMENT OF PREMIUMS                                        11
5.3    DELAYED PAYMENT                                            11
5.4    FAILURE TO PAY PREMIUMS                                        11
5.5    PREMIUM RATE GUARANTEE                                        12
ARTICLE 6 - POLICY REDUCTIONS, TERMINATIONS AND CHANGES                        13
6.1    REDUCTIONS AND TERMINATIONS                                    13
6.2    INCREASES    13
6.3    RISK CLASSIFICATION CHANGES                                    14
6.4    REINSTATEMENT                                            14
6.5    NONFORFEITURE BENEFITS                                        15
6.6    POLICY LOANS    15
ARTICLE 7 - CONVERSIONS, EXCHANGES AND REPLACEMENTS                        16
7.1    NOTIFICATION AND PLACEMENT                                    16
7.2    PREMIUMS    16
7.3    INCREASES IN AMOUNT                                        16

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7.4    FACULTATIVE CONSIDERATIONS                                    16
7.5    SPECIAL CONTINUATION PROGRAMS                                    16
ARTICLE 8 - Policy rescission                                            17
ARTICLE 9 - CLAIMS                                                18
9.1    COVERAGE                                                18
9.2    NOTICE                                                18
9.3    PROOFS                                                18
9.4    AMOUNT AND PAYMENT OF REINSURANCE BENEFITS                        18
9.5    DISPUTED CLAIMS                                            18
9.6    CLAIM EXPENSES                                            18
9.7    MISREPRESENTATION OR SUICIDE                                    19
9.8    MISSTATEMENT OF AGE OR GENDER                                    19
9.9    EXTRA-CONTRACTUAL DAMAGES                                    19
9.10    INTEREST                                                20
ARTICLE 10 - RETENTION LIMIT CHANGES                                    21
ARTICLE 11 - RECAPTURE                                            22
ARTICLE 12 - GENERAL PROVISIONS                                        23
12.1    CURRENCY                                                23
12.2    PREMIUM TAX                                                23
12.3     INSPECTION OF RECORDS                                        23
12.4    FORMS, MANUAL, ISSUE RULES AND CLAIMS PRACTICES                        23
12.5    ANTI-MONEY LAUNDERING                                        23
12.6    FOREIGN ACCOUNT TAX COMPLIANCE ACT                                23
12.7    INTEREST RATE FOR BALANCES IN DEFAULT                                24
ARTICLE 13 - DAC TAX                                                25
ARTICLE 14 - OFFSET                                                26
ARTICLE 15 - INSOLVENCY                                            27
15.1    INSOLVENCY OF A PARTY TO THIS AGREEMENT                            27
15.2    INSOLVENCY OF THE CEDING COMPANY                                27
ARTICLE 16 - ERRORS AND OMISSIONS                                    28
ARTICLE 17 - ARBITRATION                                            30
17.1    GENERAL                                                30
17.2    NOTICE                                                30
17.3    PROCEDURE                                                30
17.4    ARBITRATION COSTS                                            30
17.5    SITE OF ARBITRATION                                            31

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17.6    ARBITRATION SETTLEMENT                                        31
ARTICLE 18 - DURATION OF AGREEMENT                                    32
ARTICLE 19 - REPRESENTATIONS AND WARRANTIES                                33
ARTICLE 20 - DEFINITIONS                                            34
ARTICLE 21 - CONFIDENTIALITY                                        37
ARTICLE 22 - MISCELLANEOUS                                        39
22.1    ASSIGNMENT                                                39
22.2    SURVIVAL                                                39
22.3    NOTICES                                                39
ARTICLE 21 - EXECUTION                                            40
EXHIBIT A - RETENTION schedule OF THE CEDING COMPANY                            41
A.1 LIFE INSURANCE                                            41
A.2 CEDING COMPANY RETENTION MANAGEMENT                            41
EXHIBIT B - BUSINESS COVERED                                        42
EXHIBIT C - BINDING LIMITS                                            43
C.1 REINSURER’S SHARE                                            43
C.2 AUTOMATIC BINDING LIMITS                                        43
C.3 JUMBO LIMITS                                                44
C.4 CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT                    44
C.5 Age Limits                                                44
C.6 MINIMUM AND MAXIMUM FACE AMOUNTS AT ISSUE                            47
C.7 MINIMUM CESSION/TRIVIAL AMOUNT                                    47
EXHIBIT D - REINSURANCE PREMIUMS                                    48
D.1 BASE PLAN PARAMETERS                                        48
D.2 AGE BASIS                                                50
D.3 POLICY FEES                                                50
D.4 SUBSTANDARD RATINGS                                        51
D.5 FLAT EXTRAS                                                51
D.7 RIDERS AND BENEFITS                                            52
EXHIBIT D - rate schedule 1                                            53
EXHIBIT E - rate schedule for conversions, EXCHANGES, REPLACEMENTS                        54
EXHIBIT F - SELF-ADMINISTERED REPORTING                                    55
F.1 GENERAL Reporting Requirements                                        55
F.2 Business Reported Electronically                                        55

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F.3 GENERAL Statement Specifications                                        55
F.4 Policy Exhibit                                                57
F.5 Accounting Summary                                            58
EXHIBIT G - APPLICATION FOR FACULTATIVE REINSURANCE                            59
EXHIBIT H - ALLOCATION RULES FOR PLACEMENT OF FACULTATIVE CASES                    60
EXHIBIT I - FOREIGN RESIDENCE COVERAGE GUIDELINES                            61

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ARTICLE 1 - PREAMBLE
1.1    PARTIES TO THIS AGREEMENT
This is a YRT Agreement for indemnity reinsurance (the “Agreement”) solely between Allstate Life Insurance Company of New York, Hauppauge, New York and RGA Reinsurance Company of Chesterfield, Missouri. The Ceding Company and the Reinsurer are collectively referred to as the “parties”.

The acceptance of risks under this Agreement will create no right or legal relationship between the Reinsurer and the insured, owner or beneficiary of any insurance policy or other contract of the Ceding Company.

The Agreement will be binding upon the Ceding Company and the Reinsurer and their respective successors and assigns.

1.2    COMPLIANCE
This Agreement applies only to the issuance of insurance by the Ceding Company in a jurisdiction in which it is properly licensed.

The Ceding Company and the Reinsurer represent that, to the best of their knowledge, they are in compliance with all state and federal laws and regulations applicable to the business reinsured under this Agreement. In the event that either party is found to be in non-compliance in regard to the business reinsured under this Agreement by a regulator or government agency having jurisdiction over its affairs or by a court, or such lack of compliance is the result of a change in the law, to the extent that obtaining compliance impacts the terms of this Agreement or the performance of the business, the Ceding Company and the reinsurer will work together to find an equitable solution.

1.3    CONSTRUCTION
This Agreement will be construed in accordance with the laws of the state of Illinois.

1.4    ENTIRE AGREEMENT
This Agreement constitutes the entire agreement between the parties with respect to the business reinsured hereunder. There are no understandings between the parties other than as expressed in this Agreement. Any change or modification to this Agreement will be null and void unless made by amendment to this Agreement and signed by all parties, except as otherwise provided herein.

1.5    SEVERABILITY
If any provision of this Agreement is determined by a court of law to be invalid or unenforceable, such determination will not impair or affect the validity or the enforceability of the remaining provisions of this Agreement to the extent that enforcement of such remaining provisions, without the invalid or unenforceable provision, is consistent with the intent of the parties which is inferred from the provisions of the entire Agreement.

1.6    WAIVER
Either party may choose to waive any provision or right under this Agreement under which performance is owed to them by the other party. Any waiver of provisions or rights by a party to this Agreement must be in writing signed by a duly authorized representative of the party granting the waiver. If either party so elects, it will not be considered to be a permanent waiver of such provision nor in any way affect the validity of this Agreement. The applicable party will still have the right to insist upon the strict adherence to that provision or any other provision of this Agreement in the future.

1.7    BACKDATING TO SAVE AGE
The Ceding Company will have the right to backdate policies up to six (6) months for the purpose of saving age. Such backdated policies will be covered by this Agreement even if the backdated issue date precedes the Effective Date of this Agreement. Notwithstanding the preceding, backdating to save age is not available to increase the Automatic Binding or Jumbo Limits stated in Exhibit C.

1.8    DEFINED TERMS
Defined terms in this Agreement shall have the meanings assigned to them in Article 20 - Definitions.

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ARTICLE 2 - AUTOMATIC REINSURANCE
2.1    GENERAL CONDITIONS
On and after the Effective Date of this Agreement, the Ceding Company will Automatically cede to the Reinsurer a portion of the life insurance policies, supplementary benefits, and riders listed in Exhibit B.

The Reinsurer will automatically accept its share of the above-referenced policies up to the limits shown in Exhibit C, provided that:

a.	the Ceding Company keeps its Full Retention, as specified in Exhibit A, or otherwise holds its Full Retention on a life under the current policy and/or previously issued in force policies;

b.
the Ceding Company applies the underwriting guidelines, practices, and procedures for risk selection conveyed to the Reinsurer prior to or at the time of pricing, or any Material Changes consented to in writing by the Reinsurer, which are still in use on the coverage commencement date;

c.
the insured, at the time of the application, must be a legal Permanent Resident of the United States, Canada, Puerto Rico, or Guam or qualify as an Foreign Resident in accordance with the Foreign Residence Coverage Guidelines attached as Exhibit I;

d.
the total of the Ultimate Amount of reinsurance required including contractual increases, and the amount already reinsured on that life under this Agreement and all other agreements between the Reinsurer and the Ceding Company, does not exceed the Automatic Binding Limits set out in Exhibit C;

e.
the amount of life insurance in force in all companies, including any coverage to be replaced, plus the amount currently applied for on that life in all companies, does not exceed the Jumbo Limits stated in Exhibit C;

f.	the application is on a life that is not a Professional Athlete; and

g.
the application is on a life that has not been submitted Facultatively to the Reinsurer or any other reinsurer within the last three (3) years, unless the reason for any prior Facultative submission was solely for capacity that may now be accommodated within the terms of this Agreement.

Jumbo Pre-Issue Notification
As a service, the Reinsurer will assist the Ceding Company in identifying applicants who are possibly over the Jumbo Limit prior to policy issue based on information that is in the Reinsurer’s possession at the time of pre-issue notification. The Ceding Company acknowledges that this service is for informational purposes only, and that by rendering this service, the Reinsurer makes no assurances regarding compliance with the Jumbo Limit. It is the Ceding Company’s sole decision as to how the information is used.

The Ceding Company will make commercially reasonable efforts to notify the Reinsurer on each pending policy application where the total in force and applied for amount in all companies is less than the Jumbo Limit but greater than $45,000,000. Should the Ceding Company fail to notify the Reinsurer pre-issue, the policy will remain eligible for Automatic reinsurance as defined in this Article.

2.2    RETAINED AMOUNTS
The Ceding Company may not reinsure, on any basis, the amount it has retained on the business covered under this Agreement to an unaffiliated third party without prior notification to and agreement of the Reinsurer. The Ceding Company may reinsure any portion of its retention to an affiliated third party, including a special purpose vehicle.

2.3    EXPENSE OF ORIGINAL POLICY
The Ceding Company will bear the expense of all medical examinations, inspection fees and other charges incurred in connection with the Original Policy.

2.4    CREDIT FOR REINSURANCE
The parties intend that the Ceding Company will receive statutory reserve credit in its state of domicile for reinsurance provided under this Agreement. The parties agree to use reasonable efforts to ensure that such reserve credit will remain available to the Ceding Company.

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ARTICLE 3 - FACULTATIVE REINSURANCE
The Ceding Company may submit any application on a plan or rider identified in Exhibit B to the Reinsurer for its consideration on a Facultative basis.

The Ceding Company will apply for reinsurance on a Facultative basis by sending to the Reinsurer an application for Facultative reinsurance, providing the information outlined in Exhibit G. Accompanying this application will be copies of all underwriting evidence that is available for risk assessment including, but not limited to, copies of the application for insurance, medical examiners’ reports, attending physicians’ statements, inspection reports, Ultimate Amount applied for in all companies, Ultimate Amount to be placed in all companies and Ultimate Amount to be in force in all companies, and any other information bearing on the insurability of the risk. The Ceding Company also will notify the Reinsurer of any outstanding underwriting requirements at the time of the Facultative submission. Any subsequent information received by the Ceding Company that is pertinent to the risk assessment will be promptly transmitted to the Reinsurer.

The Ceding Company has the responsibility to clearly identify the Ultimate Amount as the face amount to be reinsured at the time a request for coverage is made so that the Reinsurer’s underwriters are aware of the highest projected Policy Death Benefit amount. The highest Reinsured Net Amount at Risk can never exceed the amount of the Reinsurer’s offer. Year-to-year changes in risk will be shared proportionately, determined by the amount of retention relative to the amount of reinsurance, unless specified otherwise.

After consideration of the application for Facultative reinsurance and related information, the Reinsurer will promptly inform the Ceding Company of its underwriting decision. The Reinsurer’s offer will expire at the end of one hundred twenty (120) days, unless otherwise specified by the Reinsurer.

If the underwriting decision is acceptable, the Ceding Company will notify the Reinsurer of its acceptance of the offer by (i) written notification or (ii) reporting such risk on periodic reports it provides to the Reinsurer pursuant to Article 5.2 and Exhibit F. If any risk is to be submitted to more than one Reinsurer for consideration, the current allocation rules for placement of Facultative cases as outlined in Exhibit H will apply. If the Ceding Company fails to accept the Reinsurer’s offer, the Reinsurer’s offer shall expire and no reinsurance coverage shall exist on the risk. Article 16 - Errors and Omissions, shall not apply to this Article.

The relevant terms and conditions of this Agreement will apply to those Facultative offers made by the Reinsurer and accepted by the Ceding Company.

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ARTICLE 4 - COMMENCEMENT OF LIABILITY
4.1    AUTOMATIC REINSURANCE
For Automatic reinsurance, the Reinsurer’s liability will commence at the same time as the Ceding Company’s liability.

4.2    FACULTATIVE REINSURANCE
For Facultative reinsurance, the Reinsurer’s liability will commence at the same time as the Ceding Company’s liability, provided that the Reinsurer has made a binding Facultative offer and that offer was accepted, during the lifetime of the insured, in accordance with the terms of this Agreement.

4.3    CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT
Reinsurance coverage under a Conditional Receipt or Temporary Insurance Agreement is limited to the Reinsurer’s share of amounts within the Conditional Receipt or Temporary Insurance Agreement specified in Exhibit C. Reinsurance coverage is limited to one Conditional Receipt or Temporary Insurance Agreement per application on a life regardless of how many receipts are issued or initial premiums are accepted by the Ceding Company. The Reinsurer will accept liability provided that:

a.	the Reinsurer has reviewed and approved the Conditional Receipt form or Temporary Insurance Agreement; and

b.
the risk is eligible for Automatic reinsurance under this Agreement; or the Reinsurer has made a Facultative offer during the lifetime of the insured and the Ceding Company would have accepted that offer based on the allocation rules for placement of Facultative cases in Exhibit H; and

c.	the Ceding Company, its agents, or representatives have followed its normal cash-with-application procedures for such coverage.

After a policy has been issued, no reinsurance benefits are payable under this pre-issue coverage provision.

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ARTICLE 5 - PREMIUM ACCOUNTING
5.1    PREMIUMS
Reinsurance premium rates paid by the Ceding Company for life insurance and other benefits reinsured under this Agreement are shown in Exhibit D. The rates will be applied to the Reinsured Net Amount at Risk.

5.2    PAYMENT OF PREMIUMS
Reinsurance premiums are payable annually and in advance. The Ceding Company will calculate the amount of reinsurance premium due and, within thirty (30) days after the end of the month, will send the Reinsurer a statement that contains the information shown in Exhibit F, showing reinsurance premiums due for that period. The Ceding Company will remit amounts due the Reinsurer at the same time as the statement.

The Ceding Company shall provide the Policy Net Amount at Risk annually to the Reinsurer for each policy when the risk is not level each year.

5.3    DELAYED PAYMENT
If premium balances remain unpaid for more than sixty (60) days after they are due pursuant to Article 5.2 above, the Reinsurer reserves the right to charge interest from the end of the reporting period. Interest will be calculated using the index specified in Article 12.7.

5.4    FAILURE TO PAY PREMIUMS
The payment of reinsurance premiums is a condition precedent to the liability of the Reinsurer for reinsurance covered by this Agreement. In the event that reinsurance premiums are not paid within sixty (60) days after they are due pursuant to Article 5.2 above, the Reinsurer will have the right to terminate the reinsurance for all policies having reinsurance premiums in arrears. If the Reinsurer elects to exercise its right of termination, it will give the Ceding Company ninety (90) days written notice of its intention. Such notice will be sent by certified mail or overnight courier service (e.g. Federal Express).

If all reinsurance premiums in arrears, including any that become in arrears during the ninety (90) day notice period, are not paid before the expiration of the notice period, the Reinsurer will be relieved of all liability under those policies as of the last date to which premiums have been paid for each policy. Reinsurance on policies on which reinsurance premiums subsequently fall due will automatically terminate as of the last date to which premiums have been paid for each policy, unless reinsurance premiums on those policies are paid on or before their due date pursuant to Article 5.2 above.

Terminated reinsurance may be reinstated, subject to approval by the Reinsurer, within thirty (30) days of the date of termination, and upon payment of all reinsurance premiums in arrears including any interest accrued thereon. The Reinsurer will have no liability for any claims incurred between the date of termination and the date of the reinstatement of the reinsurance. The right to terminate reinsurance will not prejudice the Reinsurer’s right to collect premiums for the period during which reinsurance was in force prior to the expiration of the ninety (90) day notice.

The Ceding Company may not force termination under the provisions of this Article to avoid the provisions regarding recapture in Article 11, nor to transfer the reinsured policies to another Reinsurer.

5.5    PREMIUM RATE GUARANTEE
Although the Reinsurer anticipates that the premium rates in Exhibit D will apply indefinitely, rates are guaranteed for one year. The premium rates applicable to the business reinsured under this Agreement will not exceed the greater of: (1) the premium rates the Ceding Company charges the policyholder, (2) the reinsurance premium rates specified in Exhibit D, or (3) the YRT net premiums at the 2001 CSO sex and smoker distinct, select and ultimate, age last birthday mortality table and statutory maximum interest rate for the reinsured business. The Reinsurer shall notify the Ceding Company of its intent to increase the reinsurance premium rates at least ninety (90) days prior to the effective date of the new rates.

The Ceding Company shall notify the Reinsurer of any changes to the premium rates charged to the policyholder, with such notification being provided to the Reinsurer within ninety (90) days of the effective date of the new rates. If the Reinsurer elects to increase its reinsurance premium rates in response to the Ceding Company’s increase to policyholders, the Reinsurer shall notify the Ceding Company of such increase within ninety (90) days of receipt of the Ceding Company’s notice. The effective date of the Reinsurer’s new rates will coincide with the effective date of the Ceding Company’s increase.

Should the Reinsurer increase the reinsurance premium rates on any block of inforce business reinsured under this Agreement by a greater percentage than the Company has raised its retail premiums or cost of insurance charges, which the Company acknowledges and agrees the Reinsurer has the right to do for any reason, the Company shall have the right to recapture all business affected by such increase. The Company must provide the Reinsurer with notice of its intent to recapture all such business no later than ninety (90) days after receipt of the Reinsurer’s notice of the reinsurance premium rate increase, and such recapture will be effective on the policy anniversary coincident with or next following the increase.

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The Reinsurer does not anticipate holding any deficiency reserves on the business reinsured under this Agreement.

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ARTICLE 6 - POLICY REDUCTIONS, TERMINATIONS AND CHANGES
Whenever a change is made in the status, plan, amount or other feature of a policy reinsured under this Agreement, the Reinsurer will, upon receipt of notification of the change, consider adjusted reinsurance coverage in accordance with the provisions of this Article. The Ceding Company will notify the Reinsurer of any change within ninety (90) days after its effective date.

6.1    REDUCTIONS AND TERMINATIONS
In the event of reduction, lapse, or termination of a policy or policies on a life that is reinsured under this Agreement, the Ceding Company will reduce or terminate reinsurance on that life. The Reinsurance Death Benefit on the life with all reinsurers will be reduced, effective on the same date, by the amount required such that the Ceding Company maintains its Retention as defined in Exhibit A. If the policies are reinsured with multiple reinsurers, the reinsurance will be reduced by the ratio of the amount of reinsurance in each company to the total outstanding reinsurance on the risk involved.

The reinsurance reduction will apply first to the policy or policies being reduced and then, on a chronological basis, to other reinsured policies on the life, beginning with the oldest policy. If there is a lapse, termination or reduction on a policy reinsured under this Agreement where Full Retention is held on a life, the Ceding Company will reduce the reinsurance on that life by a corresponding amount, with the reinsurance on the oldest policy being reduced first. If the amount of reduction exceeds the amount reinsured, the reinsurance on the policy or policies will be terminated.

In the event of the reduction, lapse, death claim or termination of a policy or policies reinsured under this Agreement, the Reinsurer will refund any unearned reinsurance premiums. The reinsured portion of any policy fee will be deemed earned for the entire policy year if the policy was reinsured during any portion of that policy year.

6.2    INCREASES

a.	Noncontractual Increases
If the Initial Death Benefit is increased as a result of a noncontractual change, the increase will be underwritten by the Ceding Company in accordance with the underwriting guidelines, practices, and procedures for risk selection conveyed to the Reinsurer prior to or at the time of pricing, or any Material Changes consented to in writing by the Reinsurer, which are still in use on the coverage commencement date.

Such increases will be considered New Business and be subject to all provisions under this Agreement. If a request for an increase in the amount of insurance is made for a reinsured policy and the insured meets the Ceding Company’s underwriting requirements and the increased amount is approved under the policy, then the increase will be added to the policy as a new layer. The increased risk amount will have a separate benefit or cession record and its own effective date. Reinsurance premiums for the increased risk amounts only, will be first-year premiums using the rates as stated in Exhibit D. The Reinsurer’s approval is required if the Original Policy was reinsured on a Facultative basis or if the new amount will cause the Automatic Binding Limits or the Jumbo Limits shown in Exhibit C to be exceeded.

The Reinsurer will assume its share of the entire amount in excess of the Ceding Company’s Full Retention. Premiums for the additional reinsurance will be based on the issue age, mortality rating, underwriting class and duration since the time of underwriting of the increase. If the reinsurance is Automatic, the Automatic Binding Limits or Jumbo Limits shown in Exhibit C must not be exceeded. If the increase is Facultative, the amount of reinsurance must not exceed the Ultimate Amount included in the Facultative offer.

Premiums for the additional reinsurance will be based on the issue age, mortality rating, underwriting class and duration since the time of underwriting of the increase.

b.	Contractual and Regulatory Increases
Reinsurance of increases in amount resulting from contractual policy provisions will be based on the issue age, mortality rating, underwriting class and duration from issue of the Original Policy.

The Reinsurer will assume its share of the entire amount in excess of the Ceding Company’s Full Retention. Premiums for the additional reinsurance will be based on the issue age, mortality rating, underwriting class and duration since the time of underwriting of the increase. If the reinsurance is Automatic, the Automatic Binding or Jumbo Limits shown in Exhibit C must not be exceeded. If the reinsurance is Facultative, the amount of reinsurance must not exceed the Ultimate Amount included in the Facultative offer.

The Ceding Company’s Retention on the policy will remain constant. Any change in the Policy Net Amount at Risk due to changes in the policy’s cash value or account value will be allocated to the Reinsured Net Amount at Risk.

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6.3    RISK CLASSIFICATION CHANGES
If the policyholder requests a substandard table rating reduction or removal of a Flat Extra, such change will be underwritten in accordance with the underwriting guidelines, practices, and procedures for risk selection conveyed to the Reinsurer prior to or at the time of pricing, or any Material Changes consented to in writing by the Reinsurer, which are still in use on the coverage commencement date. Such changes on Facultative policies will be subject to the Reinsurer’s approval.

6.4    REINSTATEMENT
Any policy originally reinsured in accordance with the terms and conditions of this Agreement by the Ceding Company may be automatically reinstated with the Reinsurer as long as the policy is reinstated in accordance with the established procedures and rules of the Ceding Company previously disclosed to the Reinsurer. If a proposed policy reinstatement is subject to new underwriting based on the Ceding Company’s established procedures and rules, the Automatic Binding Limit and Jumbo Limit in effect at the time of the reinstatement shall apply. Any policy reinstatement exceptions deviating from established procedures and rules previously disclosed to the Reinsurer must be approved by the Reinsurer prior to ceding the reinstatement to the Reinsurer. Any policy originally reinsured with the Reinsurer on a Facultative basis which has been in a lapsed status for more than ninety (90) days must be submitted with underwriting requirements and approved by the Reinsurer prior to ceding the reinstatement to the Reinsurer. The Ceding Company will pay the Reinsurer its share of amounts collected or charged for the reinstatement of such policies.

6.5    NONFORFEITURE BENEFITS

a.	Extended Term
If the Original Policy lapses and extended term insurance is elected under the terms of the policy, reinsurance will continue on the same basis as under the Original Policy until the expiration of the extended term period.

b.	Reduced Paid-Up
If the Original Policy lapses and reduced paid-up insurance is elected under the terms of the policy, the amount reinsured will be reduced in accordance with the procedures outlined in Article 6.1.

6.6    POLICY LOANS
The Reinsurer does not participate in policy loans nor other forms of indebtedness on policies reinsured under this Agreement; therefore, policy loans do not affect the Reinsured Net Amount at Risk.

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ARTICLE 7 - CONVERSIONS, EXCHANGES AND REPLACEMENTS
7.1    NOTIFICATION AND PLACEMENT
If a policy reinsured under this Agreement is converted, continued, exchanged or replaced, the Ceding Company will notify the Reinsurer within ninety (90) days after the effective date of the conversion, continuation, exchange or replacement. A policy resulting from an internal exchange or replacement will be underwritten by the Ceding Company in accordance with its underwriting guidelines, practices and procedures for exchanges and replacements. Conversions, continuations, exchanges or replacements of policies previously reinsured with the Reinsurer will continue to be reinsured with the Reinsurer, except as noted in Article 7.4, in an amount not to exceed the original Reinsured Net Amount at Risk, unless such conversion, continuation, exchange or replacement meets all the criteria for New Business and is ceded as such.

Unless mutually agreed otherwise, policies that are not reinsured with the Reinsurer and that are converted, continued or exchanged to or replaced by a plan covered under this Agreement will not be reinsured hereunder unless such conversion, continuation, exchange or replacement meets all the criteria for New Business and is ceded as such.

7.2    PREMIUMS
For term and permanent base policies and riders attached to term policies, upon conversion, continuation, exchange or replacement, reinsurance premiums for the New Policy will be determined by application of the rates shown in Exhibit E. The pay percentages contained in Exhibit D.1 do not apply to the Exhibit E rates. Reinsurance premiums for the converted, continued, exchanged or replacement New Policy will be on a point-in-scale basis from the original issue age, underwriting class and duration since the issuance of the Original Policy.

For riders attached to permanent policies, upon conversion, continuation, exchange or replacement, reinsurance premiums will continue to be determined on the same basis as the Original Policy to which the rider was attached using the original issue age, underwriting class and duration since issue of the Original Policy.

For all conversions, continuations, exchanges and replacements, those that meet all the criteria for New Business will be ceded at New Business rates.

To calculate reinsurance premiums for off-anniversary conversions, continuations, exchanges and replacements, the duration of the New Policy shall be rounded to the nearest duration based on the issue date of the Original Policy. If the conversion, continuation, exchange or replacement occurs later than six (6) months after the issue date of the Original Policy, the renewal rates shall apply.

7.3    INCREASES IN AMOUNT
If the New Policy is issued with an increase in the Initial Death Benefit, then the provisions of Article 6.2.a will apply to the increased amount.

7.4    FACULTATIVE CONSIDERATIONS
The Reinsurer’s approval to exchange or replace the Original Policy will be required if the Original Policy was reinsured on a Facultative basis, and the New Policy is fully underwritten by the Ceding Company.

7.5    SPECIAL CONTINUATION PROGRAMS
The Ceding Company will not introduce any special continuation programs involving policies reinsured under this Agreement without the Reinsurer’s prior written approval, unless the subsequently issued policies qualify as New Business.

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ARTICLE 8 - Policy rescission
If it is determined that a policy reinsured under this Agreement should be rescinded due to misrepresentation by the policy owner or the insured, the Reinsurer will pay its share of reasonable investigation and legal expenses connected with the rescission action. If it is determined that multiple similarly situated policies reinsured under this Agreement should all be rescinded for the same reason or reasons, the Ceding Company must consult with the Reinsurer in advance of incurring the investigation and legal expenses.

The Reinsurer will not reimburse the Ceding Company for routine expenses, including but not limited to the Ceding Company’s home office expenses, compensation of salaried officers and employees, and any legal expenses other than third party expenses incurred by the Ceding Company.

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ARTICLE 9 - CLAIMS
9.1    COVERAGE
Claims covered under this Agreement are for the plans and any additional benefits specified in Exhibit B.

9.2    NOTICE
The Ceding Company will promptly notify the Reinsurer after it receives a claim on a policy reinsured under this Agreement, optimally no later than three (3) months after receiving notice of the death of the insured.

9.3    PROOFS
The Ceding Company will promptly provide the Reinsurer with proper claim proofs, which are a copy of the proof of payment by the Ceding Company, a copy of the insured’s death certificate and a copy of the claimant’s statement. It is the Ceding Company’s sole decision to determine whether a claim is payable. The Reinsurer may request, and the Ceding Company will send, all documents in connection with any claim reinsured under this Agreement, including all underwriting papers connected with that claim.

9.4    AMOUNT AND PAYMENT OF REINSURANCE BENEFITS
As soon as the Reinsurer receives proper claim notice and proper claim proofs, the Reinsurer will promptly pay its Proportionate Share of all payable claims eligible for coverage under this Agreement. However, if the Ceding Company wishes to pay any ex gratia payment above and beyond what is contractually obligated, then the Ceding Company will accept the entire liability for such additional payment unless the Reinsurer has expressly agreed to participate.

The maximum Reinsured Net Amount at Risk payable to the Ceding Company under this Agreement is the risk amount specifically reinsured with the Reinsurer. The Reinsurer will also pay its Proportionate Share of the interest on the death proceeds through the date of settlement that the Ceding Company is required to pay, either by law or under the terms of the policy.

Life benefit payments will be made in a single sum, regardless of the Ceding Company’s settlement options.

9.5    DISPUTED CLAIMS
The Ceding Company will promptly notify the Reinsurer of any contest, compromise or litigation as a result of a denial of a claim involving a policy reinsured under this Agreement or as a result of rescission of a policy reinsured under this Agreement. Unless it declines to be a party to such action, the Reinsurer will pay its share of any settlement and third party investigation fees based on the proportion that the amount of reinsurance bore to the amount payable on the date of death of the insured, up to the maximum that would have been payable under the specific policy had there been no dispute except as specified below.

If the Reinsurer declines to be a party to said contest, compromise or litigation, it will pay its full share of the amount reinsured, as if there had been no contest, compromise or litigation. The Reinsurer will also pay its share of covered expenses incurred to the date it notifies the Ceding Company it declines to be a party.

9.6    CLAIM EXPENSES
The Reinsurer will pay its Proportionate Share of reasonable claim investigation and legal expenses connected with the litigation or settlement of claims payable under this Agreement unless the Reinsurer has discharged its liability pursuant to Article 9.5 above. If the Reinsurer has so discharged its liability, the Reinsurer will not participate in any expenses incurred thereafter.

The Reinsurer will not reimburse the Ceding Company for routine claim and administration expenses, including but not limited to the Ceding Company’s home office expenses, compensation of salaried officers and employees, and any legal expenses other than third party expenses incurred by the Ceding Company. Claim investigation expenses do not include expenses incurred by the Ceding Company as a result of a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits.

9.7    MISREPRESENTATION OR SUICIDE
If the Ceding Company returns premium to the policyowner or beneficiary as a result of fraud or misrepresentation within the policy contestable period or suicide of the insured, the Reinsurer will refund reinsurance premiums received on that policy without interest to the Ceding Company in lieu of any other form of reinsurance benefit payable under this Agreement.

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9.8    MISSTATEMENT OF AGE OR GENDER
In the event of a change in the amount of the Ceding Company’s liability on a policy due to a misstatement of age or gender, the Reinsurer’s liability on its Proportionate Share will change within the terms of this Agreement. The Reinsured Net Amount at Risk will be adjusted from the inception of the Original Policy, and any difference will be settled without interest.

9.9    EXTRA-CONTRACTUAL DAMAGES
In no event shall the Reinsurer be liable for any proportion of the Ceding Company’s liability consisting in any part of damages, including those exemplary or punitive in nature, nor for fines or statutory penalties awarded against the Ceding Company, policyholder, and/or any agents thereof as a result of any act, mission, or course of conduct committed by or for the Ceding Company, the policyholder and/or any agents thereof or for which the Ceding Company, the policyholder and/or any agents thereof shall otherwise be responsible, in connection with the handling of or pertaining to the policies.

The Reinsurer shall likewise not be liable for any legal fees or expenses attendant to the defense of claims of the kind referred to in the paragraph above.

As an exception to this exclusion, the Reinsurer shall indemnify the Ceding Company for its proportionate share of any such Extra-Contractual Obligations and/or associated legal fees or expenses attendant to the defense thereof to the extent that the Reinsurer concurred, both in advance and in writing, with the Ceding Company’s act, omission or course of conduct in connection with the handling of or pertaining to the policies that resulted in the incurral of such Extra-Contractual Obligations.

Notwithstanding the limited exception set forth in the paragraph above, this Agreement shall not provide any indemnity in respect of any Extra-Contractual Obligation incurred by the Ceding Company as a result of any fraudulent and/or criminal act or omission by any officer, director or employee of the Ceding Company which is acting individually, or collectively, or in collusion with any individual or corporation, or any other organization, or party which is involved in the presentation, or defense, or settlement of any claims covered hereunder.

9.10	INTEREST
If the Ceding Company is obligated by applicable state law or court to pay interest from a specified date, such as the date of death of an insured, on a particular policy, the Reinsurer shall pay its share of the claims at the same rate and for the same period as that which the Ceding Company is required, excluding Extra-Contractual Obligations.

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ARTICLE 10 - RETENTION LIMIT CHANGES
If the Ceding Company changes its Retention limits as shown in Exhibit A.1, it will provide the Reinsurer with prompt written notice of the intended changes.

A change to the Ceding Company’s Retention limits will not affect policies reinsured under this Agreement except as specifically provided elsewhere in this Agreement. Furthermore, unless agreed between the parties, an increase in the Ceding Company’s Retention limit will not increase the Automatic Binding Limits.

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ARTICLE 11 - RECAPTURE
Whenever the Ceding Company increases its Maximum Retention Per Life as set forth in Exhibit A.1 the Ceding Company will notify the Reinsurer of its intent to recapture to the new Retention limits. To effect recapture, the Ceding Company must notify the Reinsurer of its intent to do so within ninety (90) days of the effective date of the increase in its Maximum Retention Per Life. If the Ceding Company has maintained its Maximum Retention Per Life for the plan and the insured’s issue age, sex, and mortality classification, it may apply its increased Retention limits to reduce the amount of reinsurance in force as follows:

a.
the Ceding Company must give the Reinsurer ninety (90) days written notice prior to its intended date of the commencement of recapture. The notice must indicate whether or not Facultatively reinsured policies are included in the recapture; and

b.
the effective date of the reduction of reinsurance on affected policies shall be the later of the first policy anniversary immediately following the expiration of the ninety (90) day notice period or the policy anniversary date when the required minimum years is attained. No reduction will be made until a policy has been in force for at least twenty (20) years for all covered permanent plans plus attached riders and until the end of their level term period for all covered term plans plus attached riders, for policies where the corporate maximum dollar Retention was held at issue, up to the then current increased Retention; and

c.	if any policy is recaptured, all policies eligible for recapture under this Article shall be recaptured in a consistent manner; and

d.
no recapture will be made unless the Ceding Company retained its corporate maximum dollar limit of Retention for the plan, age and mortality rating at the time the policy was issued. No recapture will be allowed in any class of fully reinsured business nor in any classes of risks for which the Ceding Company established special Retention limits less than the Ceding Company’s Maximum Retention Per Life for the plan, age, and mortality rating at the time the policy was issued; and

e.	no recapture will be made if the Ceding Company has either obtained or increased stop loss reinsurance coverage as justification for the increase in Retention.
If portions of a policy reinsured under this Agreement have been reinsured with more than one reinsurer, the Ceding Company must allocate the reduction in reinsurance so that the amount reinsured by each reinsurer after the reduction is proportionately the same as if the new Maximum Retention Per Life had been in effect at the time of issue. Recapture is not available due to any change in the financial condition of the Reinsurer.

The amount of reinsurance eligible for recapture is based on the Reinsured Net Amount at Risk as of the date of recapture. For a policy issued as a result of exchange, replacement, re-entry or conversion, the recapture terms of the reinsurance agreement covering the Original Policy will apply, and the duration for the purpose of recapture will be measured from the effective date of the reinsurance on the Original Policy.

After the effective date of recapture, the Reinsurer will not be liable for any benefits and Ceding Company will not be liable for any premiums on reinsured policies or portions of such reinsured policies eligible for recapture that the Ceding Company has overlooked.

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ARTICLE 12 - GENERAL PROVISIONS
12.1    CURRENCY
All payments and reporting by all parties under this Agreement will be made in United States dollars.

12.2    PREMIUM TAX
The Reinsurer will not reimburse the Ceding Company for premium taxes.

12.3     INSPECTION OF RECORDS
The Reinsurer and the Ceding Company, or their duly authorized representatives, will have the right to inspect original papers, records and all documents relating to the business reinsured under this Agreement. These documents will be made available during normal office hours to a representative of either company who will be named in advance; notification of such visits will normally be given two (2) weeks in advance and even in urgent cases at least forty-eight (48) hours in advance.

12.4    FORMS, MANUAL, ISSUE RULES AND CLAIMS PRACTICES
The Ceding Company affirms that it has supplied the Reinsurer with the underwriting guidelines, issue rules, reinstatement rules policy forms in use as of the Effective Date of this Agreement for the policies reinsured hereunder. Further, the Ceding Company affirms that it follows claims handling practices and procedures which are standard and customary to the life insurance industry.

The Ceding Company will promptly notify the Reinsurer of any proposed Material Changes in its underwriting guidelines, issue rules, reinstatement rules, policy forms and claims practices and procedures. This Agreement will not extend to policies issued pursuant to a Material Change unless the Reinsurer has consented in writing to accept policies subject to the Material Change. In the event that the Reinsurer does not respond within thirty (30) days, the Reinsurer shall be deemed to have accepted such proposed change.

It is the Ceding Company’s responsibility to ensure that its practice and applicable forms are in compliance with current Medical Information Bureau (MIB) guidelines.

12.5    ANTI-MONEY LAUNDERING
The Ceding Company has established and will maintain policies and procedures to comply with applicable laws and regulations relating to anti-money laundering and anti-terrorism financing activities including, without limitation, the U.S.A. Patriot Act, the lists promulgated or maintained by the United States Department of Treasury naming specially designated nationals or blocked persons, and any other laws, regulations, executive orders or similar actions that impose sanctions or prohibit or restrict transactions or relations with designated persons, entities, organizations or governments.

12.6    FOREIGN ACCOUNT TAX COMPLIANCE ACT
Both the Reinsurer and the Ceding Company agree to provide all information necessary to comply with the Foreign Account Tax Compliance Act (FATCA) consistent with Sections 1471 - 1474 of the US Internal Revenue Code and any Treasury Regulations, or other guidance issued pursuant thereto, including, without limitation, as applicable, Forms W-9, Forms W-8BEN-E, any information necessary for the parties to enter into an agreement described in Section 1471(b) of the US Internal Revenue Code and to comply with the terms of that agreement or to comply with the terms of any inter-governmental agreements between the US and any other jurisdictions relating to FATCA. This information shall be provided promptly upon reasonable request by either party to this Agreement and promptly upon learning that any such information previously provided has become obsolete or incorrect.

The parties to this Agreement acknowledge that if it fails to supply such information on a timely basis, it may be subject to a 30% US withholding tax imposed on payments of US source income.

12.7    INTEREST RATE FOR BALANCES IN DEFAULT
The Reinsurer reserves the right to charge interest at a rate equal to the 180 day Treasury rate as reported in the Wall Street Journal on the date the premium payment becomes due when renewal premiums are not paid within sixty (60) days of the due date.

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ARTICLE 13 - DAC TAX
The Ceding Company and the Reinsurer hereby agree to the following, pursuant to Section 1.848-2(g)(8) of the Income Tax Regulation issued December 1992, under Section 848 of the Internal Revenue Code of 1986:

a.	the term “party” refers to either the Ceding Company or the Reinsurer, as appropriate;

b.	the terms used in this Article are defined by reference to Regulation Section 1.848-2, effective December 29, 1992;

c.
the party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1);

d.	all parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency, or as otherwise required by the Internal Revenue Service;

e.
the Reinsurer will submit a schedule to the Ceding Company by April 1 of each year of its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement stating that the Reinsurer will report such net consideration in its tax return for the preceding calendar year;

f.
the Ceding Company may contest such calculation by providing an alternative calculation to the Reinsurer by May 1 of the year following the end of the taxable year. If the Ceding Company does not notify the Reinsurer by May 1, the net considerations reported in the respective tax returns will be the value as defined in Item (e) above;

g.
if the Ceding Company submits its alternative calculation, the parties will act in good faith to reach an agreement on the correct amount within thirty (30) days of the date the Ceding Company submits its alternative calculation. If the Ceding Company and the Reinsurer reach agreement on an amount of the net consideration, each party shall report such amount in their respective tax returns for the previous calendar year; and

h.
the Ceding Company and the Reinsurer represent and warrant that they are subject to United States taxation under either Subchapter L or Subpart F of Part III of Subchapter N of the Internal Revenue Code of 1986, as amended.

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ARTICLE 14 - OFFSET
Any undisputed debts or credits, in favor of or against either the Reinsurer or the Ceding Company with respect to this Agreement or any other reinsurance agreement between the parties, are deemed mutual debts or credits and may be offset, and only the balance will be allowed or paid.

The right of offset will not be affected or diminished because of the insolvency of either party.

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ARTICLE 15 - INSOLVENCY
15.1    INSOLVENCY OF A PARTY TO THIS AGREEMENT
A party to this Agreement will be deemed insolvent when it:

a.	applies for or consents to the appointment of a receiver, rehabilitator, conservator, liquidator or statutory successor of its properties or assets; or

b.	is adjudicated as bankrupt or insolvent; or

c.
files or consents to the filing of a petition in bankruptcy, seeks reorganization to avoid insolvency or makes formal application for any bankruptcy, dissolution, liquidation or similar law or statute; or

d.	becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the party’s domicile.

15.2    INSOLVENCY OF THE CEDING COMPANY
In the event of the insolvency of the Ceding Company, all reinsurance payments due under this Agreement will be payable directly to the liquidator, rehabilitator, receiver, or statutory successor of the Ceding Company, without diminution because of the insolvency, for those claims allowed against the Ceding Company by any court of competent jurisdiction or by the liquidator, rehabilitator, receiver or statutory successor having authority to allow such claims.

In the event of insolvency of the Ceding Company, the liquidator, rehabilitator, receiver or statutory successor will give written notice to the Reinsurer of all pending claims against the Ceding Company on any policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding. While a claim is pending, the Reinsurer may investigate and interpose, at its own expense, in the proceeding where the claim is adjudicated, any defense or defenses that it may deem available to the Ceding Company or its liquidator, rehabilitator, receiver or statutory successor.

The expense incurred by the Reinsurer will be chargeable, subject to court approval, against the Ceding Company as part of the expense of liquidation to the extent of a Proportionate Share of the benefit that may accrue to the Ceding Company solely as a result of the defense undertaken by the Reinsurer. Where two or more Reinsurers are participating in the same claim and a majority in interest elects to interpose a defense or defenses to any such claim, the expense will be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the Ceding Company.

The Reinsurer will be liable only for the amounts reinsured and will not be or become liable for any amounts or reserves to be held by the Ceding Company on policies reinsured under this Agreement.

This insolvency clause shall not preclude the Reinsurer from asserting any excuse or defense to payment of this reinsurance other than the excuses or defenses of the insolvency of the Ceding Company and the failure of the Ceding Company’s liquidator, receiver, conservator or statutory successor to pay all or a portion of any claim.

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ARTICLE 16 - ERRORS AND OMISSIONS
If either the Ceding Company or Reinsurer shall fail to perform an obligation under this Agreement and such failure shall be the result of an Error on the part of the Ceding Company or Reinsurer, such Error shall be corrected by restoring the Ceding Company and Reinsurer to the positions they would have occupied had no such Error occurred. Upon discovery of the Error by a party, they shall promptly notify the other party, providing as much detail as is available about the circumstances. Additionally, the notifying party shall propose a resolution to the Error which shall include actions that will be taken to avoid similar Errors in the future. If it is not possible to restore each party to the position it would have occupied but for the Error, the parties will endeavor in good faith to promptly resolve the situation in a manner that is fair and reasonable, and most closely approximates the intent of the parties as evidenced by the Agreement. However, in no case shall an Error or omission create reinsurance coverage that would not have existed in the absence of the Error or omission.

This provision shall apply only to clerical Errors relating to the administration of reinsurance covered by this Agreement and not to the administration of the insurance provided by the Ceding Company to its insured.

Issues arising out of the application of the underwriting guidelines as described in Article 2.1.b and the use of any Automatic Binding Limits, or grossly negligent, deliberate acts or repetitive Errors (i.e., those that a party has become aware of and which then occur again) are the responsibility of the Ceding Company and its liability insurer, if any, but not that of the Reinsurer. Additionally, in no instances shall this Article apply for facultatively submitted business where the Ceding Company has either not notified the Reinsurer of its acceptance of the Reinsurer’s unconditional offer within the period specified in the offer or incorrectly advised the Reinsurer to close its file.

There is a mutual obligation on both the Ceding Company and the Reinsurer to ensure that all Errors (both favorable and unfavorable) are identified and corrected in an equitable manner at the earliest possible date. The party first discovering the Error will notify the other party in writing promptly upon discovery thereof, and the parties shall act to correct such failure promptly. Any monetary adjustments made between the Ceding Company and the Reinsurer to correct an Error will be made with interest as long as it does not benefit the party that made such Error.

If either party discovers that the Ceding Company has failed to cede reinsurance as provided in this Agreement, or failed to comply with its reporting requirements, the Reinsurer may require the Ceding Company to audit its records for similar Errors and to take the actions necessary to avoid similar Errors in the future.

For corrections of oversights committed by the Ceding Company over three (3) years ago and amounts due from Reinsurer totaling $1,000,000 or greater, the Ceding Company will provide information about and reach agreement with the Reinsurer regarding liability prior to making corrections on the billing statement. For the avoidance of doubt, once advance notice of an Error has been provided to a party and an Error has been corrected as provided herein, the correction of such Error shall not cause the forfeiture of any rights of the parties to correct Errors in the future in accordance with this Article 16.

The Reinsurer shall refund only the last three (3) years’ Reinsurance Premiums on Late Reported Terminations. A “Late Reported Termination” is a Policy termination reported to the Reinsurer more than three (3) years after the actual Policy Termination was reported to the Ceding Company and where the total of Late Reported Terminations exceeds 2% of the volume of terminations reported for the year in which the termination should have been processed.

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ARTICLE 17 - ARBITRATION
17.1    GENERAL
The parties agree to act in all things with the utmost good faith. However, if the parties cannot mutually resolve a dispute or claim, which arises out of, or in connection with this Agreement, including formation and validity, and whether arising during, or after the period of this Agreement, the dispute or claim will be referred to an arbitration tribunal (a group of three arbitrators), and settled through arbitration.

The arbitrators must have more than ten (10) years’ experience in the insurance or reinsurance industry and may not be current or former directors, officers or employees of the parties to this Agreement or their respective affiliates or subsidiaries.

The arbitrators will base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law. There will be no appeal from their decision, and any court having jurisdiction of the subject matter, and the parties, may reduce the decision to judgment.

17.2    NOTICE
To initiate arbitration, either party will notify the other party by certified mail or overnight courier service (e.g. Federal Express) of its desire to arbitrate, stating the nature of the dispute and the remedy sought. The party, to which the notice is sent, will respond to the notification in writing, within ten (10) days of its receipt.

17.3    PROCEDURE
Each of the two parties will appoint one arbitrator, and these two arbitrators will select the third arbitrator. Upon the selection of the third arbitrator, the arbitration tribunal will be constituted, and the third arbitrator will act as chairman of the tribunal.

If either party fails to appoint an arbitrator within sixty (60) days after the other party has given notice of appointing an arbitrator, then the American Arbitration Association will appoint an arbitrator for the party that has failed to do so. The party that has failed to appoint an arbitrator will be responsible for all expenses levied by the American Arbitration Association for such appointment.

Should the two arbitrators be unable to agree on the choice of the third arbitrator, then the American Arbitration Association will appoint the third arbitrator. All expenses levied by the American Arbitration Association for such appointment shall be borne equally by each party to this Agreement.

The tribunal may in its sole discretion make orders and directions as it considers to be necessary for the final determination of the matters in dispute. Such orders and directions may be necessary with regard to pleadings, discovery, inspection of documents, examination of witnesses and any other matters relating to the conduct of the arbitration. The tribunal will have the widest discretion permissible under the law, and practice of the place of arbitration, when making such orders or directions.

17.4    ARBITRATION COSTS
All costs of the arbitration will be determined by the tribunal, which may take into account the law and practice of the place of arbitration, and in what manner arbitration costs will be paid, and by whom.

17.5    SITE OF ARBITRATION
The site of arbitration will be Northbrook, Illinois, USA.

17.6    ARBITRATION SETTLEMENT
The award of the tribunal will be in writing and binding upon the parties.

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ARTICLE 18 - DURATION OF AGREEMENT
This Agreement is indefinite as to its duration. The Ceding Company or the Reinsurer may terminate this Agreement with respect to reinsurance of newly issued policies by giving ninety (90) days written notice of termination to the other party, sent by certified mail or overnight courier service (e.g. Federal Express). The date the document is postmarked is deemed to be the first day of the notice period.

During the notification period, the Ceding Company will continue to cede and the Reinsurer will continue to accept policies covered under the terms of this Agreement. Reinsurance coverage on all policies reinsured under this Agreement will remain in force until the termination or expiration of the policies or until the contractual termination of reinsurance under the terms of this Agreement, whichever occurs first.

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ARTICLE 19 - REPRESENTATIONS AND WARRANTIES
Each party represents and warrants to the other party that it is solvent on a statutory basis in all states in which it does business or is licensed. Each party will promptly notify the other if it is subsequently financially impaired.

The parties agree that this Agreement is entered into with the understanding that the principles of good faith traditional to reinsurance shall be adhered to in the formation and performance of this Agreement and shall govern the parties’ rights and obligations. This Agreement is entered into in reliance of the utmost good faith of the parties including, for example, their warranties, representations and disclosures.

The Ceding Company affirms that it has and will continue to disclose all matters material to this Agreement. Examples of such matters are a Material Change in underwriting, claims or issue practices or philosophy, or a change in the Ceding Company’s ownership or control; provided, however, that an internal reorganization of the Ceding Company to an affiliate will not be deemed to be a matter material to this Agreement.

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ARTICLE 20 - DEFINITIONS
Automatic - A reinsurance agreement under which the Reinsurer is obligated to accept or assume risks that meet certain specific criteria based on the Ceding Company’s underwriting.

Automatic Binding Limit - The amount specified in Exhibit C used to calculate the maximum Reinsurance Death Benefit that may be ceded as Automatic reinsurance on any one life.  For the sake of clarity, business ceded on the life under all agreements between the Ceding Company and the Reinsurer shall be included in the calculation to determine Automatic eligibility under this Agreement.

Conditional Receipt - A type of premium receipt obliging the Ceding Company to provide a limited amount of coverage to the date of policy issue as long as a premium accompanies an acceptable application. It is conditional upon the prospective insured being insurable at the time of application and such other conditions as are listed in the Conditional Receipt form.

Effective Date of this Agreement - The date on which this Agreement becomes binding on the Ceding Company and the Reinsurer. Policies with an application date on or after this date are eligible for reinsurance coverage under this Agreement.

Error - A clerical mistake or oversight made inadvertently and excludes acts of judgment and all other forms of intentional decision.

Extra Contractual Obligations - Damages awarded by a court against an insurer that go beyond the coverage provided by the policy, typically for bad faith in dealing with the insured or beneficiary.

Facultative - Reinsurance under which the Ceding Company has the option (faculty) of submitting and the Reinsurer has the option of accepting or declining individual risks.

Flat Extra - An additional premium amount per $1,000 of insurance that is charged to cover any extra hazard or special risk such as aviation or hazardous activities as assessed by the underwriter of the policy application.

Full Retention - The initial face amount held by the Ceding Company shall be equal to the amount on its standard published Retention schedule considering issue age, rating and place of residence. The amount to be retained considers all in force policies as of the date of application on that life.

Initial Death Benefit - The face amount of the Original Policy on the date of issue.

Jumbo Limit - The maximum amount of coverage available on an individual life for Automatic reinsurance purposes. This amount includes all coverage in force, any coverage to be replaced and amounts currently applied for in all companies. If such insurance exceeds the limit, the Ceding Company must submit the risk to the Reinsurer for Facultative review.

Material Change - A change that is likely to impact the Reinsurer’s financial experience under this Agreement or would cause the Reinsurer to alter or revise a risk classification or underwriting recommendation or claims decision, reconsider or adjust reinsurance pricing, or take similar actions.

Maximum Retention Per Life - The maximum amount of risk that the Ceding Company may hold on an individual insured according to its published Retention schedule.

New Business - Policies on which the Ceding Company (1) has obtained the same new underwriting information it would obtain in absence of the Original Policy, (2) pays the same commissions in the first year that it would have paid in absence of the Original Policy and (3) the suicide and contestable period provisions are as long as those contained in other new policies issued by the Ceding Company.

New Plan - The plan to which the Original Policy is converted, exchanged or replaced.

New Policy - The policy issued resulting from a conversion, exchange or replacement of the Original Policy.

Original Policy - An insurance contract issued by the Ceding Company on an insured that is reinsured under this Agreement.

Permanent Resident - An individual having his or her primary place of living in a particular country, notwithstanding the fact that they may maintain one or more homes in other places. A legal Permanent Resident of the United

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States would include any non-citizen living in the United States for five or more years who does not intend to return to their native country (except for brief trips) and who holds a valid U.S. Permanent Resident Card (Green Card) or a U.S. visa that authorizes residence in the United States.

Policy Death Benefit - The death benefit of a policy on the reinsurance premium renewal date.

Policy Net Amount at Risk
For Covered Term Plans - On the reinsurance premium renewal date, the Policy Death Benefit less either the terminal reserve or, in the case of interest sensitive policies, the accumulation account or cash value on the policy, such difference taken to the nearest dollar. The terminal reserve or cash value shall be disregarded if a policy is on either a level term plan or on a decreasing term plan.
For Universal Life Plans - On the reinsurance premium renewal date, the Policy Death Benefit less either the terminal reserve or, in the case of interest sensitive policies, the accumulation account or cash value on the policy, such difference taken to the nearest dollar.
The basis for determining the Policy Net Amount at Risk may be modified with the written consent of the Ceding Company and Reinsurer without the need for a formal amendment of the Agreement.

Professional Athlete - An individual who is a team member in any of the four major U.S. professional sports - National Football League (NFL), National Basketball Association (NBA), Major League Baseball (MLB) or National Hockey League (NHL).

Proportionate Share - The percentage derived by dividing the Reinsured Net Amount at Risk by the Policy Net Amount at Risk.

Reinsurance Death Benefit - The Initial Death Benefit less the Retention on the policy times the percentage of Automatic reinsurance ceded to the Reinsurer as specified in Exhibit C. For Facultative reinsurance, the Reinsurance Death Benefit is that amount of the Initial Death Benefit for which the Ceding Company accepts the Reinsurer’s offer to reinsure.

Reinsured Net Amount at Risk- The percentage of Automatic Reinsurance ceded to the Reinsurer as specified in Exhibit C or the percentage ceded as modified pursuant to the Facultative Reinsurance process times the remainder of (1) the Policy Net Amount at Risk less (2) the Retention on the policy.

Retention - The amounts specified in Exhibit A that are held by the Ceding Company at their own risk on a life without the benefit of proportional reinsurance. In calculating the Retention, the sum retained by the Ceding Company on the life and in force as of the date of issue of the policy shall be taken into account.

Temporary Insurance Agreement - A separate contract between the Ceding Company and the applicant that provides insurance coverage for a specified amount for a limited period of time.  It does not depend on the proposed insured’s insurability. It has specific conditions where the agreement will not provide coverage such as material misrepresentations in the application and death from suicide.

Ultimate Amount - The projected maximum Policy Death Benefit that a policy could achieve based on reasonable assumptions made about the operation of certain characteristics of the policy form.

Yearly Renewable Term (YRT) - A form of life reinsurance under which the risks, but not the permanent plan reserves, are transferred to the Reinsurer for a premium that varies each year with the Reinsured Net Amount at Risk and the duration from issue.

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ARTICLE 21 - CONFIDENTIALITY
The Reinsurer agrees to treat “Customer Information” provided by the Ceding Company as confidential, as prescribed under Federal and State laws and regulations related to privacy. “Customer Information” includes, but is not limited to, medical, financial, and other personal information about proposed, current, and former policyowners, insureds, applicants, and beneficiaries of policies issued by the Ceding Company. The Reinsurer may disclose such information to its retrocessionaires as necessary to perform its internal risk-management functions and to comply with retrocessionaire requirements. The Reinsurer may also disclose such information to its external auditors as necessary to comply with audit requirements. The Reinsurer will take reasonable steps to assure such outside parties maintain the confidentiality of Customer Information.

Proprietary Information
The Ceding Company and the Reinsurer acknowledge that compliance with the terms of this Agreement requires that they exchange “Proprietary Information” with each other.

“Proprietary Information” includes, but is not limited to, customer information, business plans, trade secrets, experience studies, underwriting manuals, guidelines and decisions, applications, policy forms, quote terms, actuarial data and assumptions, valuations, financial condition and specific terms and conditions of this Agreement.

Proprietary Information will not include information that:

a.	is or becomes available to the general public other than as a result of disclosure by the party receiving the information (hereinafter the “Recipient”);

b.	is developed independently by the Recipient;

a.	is acquired by the Recipient from a third party that is not known by the Recipient to be bound to keep the information confidential; or

b.	was already within the possession of the Recipient, and not subject to a confidentiality agreement, prior to being furnished by the other party.

The Reinsurer and the Ceding Company shall hold all Proprietary Information received from the other party in confidence and will not disclose such information except to their own directors, officers, employees, affiliates, and advisors (collectively the “Representatives”) who need to know such information in connection with the proper execution or performance of this Agreement. The Reinsurer and the Ceding Company shall inform all Representatives of the confidentiality of the Proprietary Information and will direct such Representatives to treat the information accordingly.

Reinsurer may disclose Proprietary Information to its retrocessionaires or MIB as necessary to perform its internal risk-management functions and to comply with retrocessionaire requirements. The Ceding Company or Reinsurer may disclose Proprietary Information to its external auditors as necessary to comply with audit requirements. The parties will take reasonable steps to assure such outside parties maintain the confidentiality of such Proprietary Information.

Either party may disclose Proprietary Information when legally compelled to do so. In such event, the party so compelled will provide the other party with prompt notice prior to disclosure so that the other party, at its own expense, may seek an appropriate remedy.

The Ceding Company and Reinsurer understand and agree that any disclosure of Proprietary Information may cause irreparable harm to the other party for which monetary damages may not be an adequate remedy. Accordingly, in the event of any breach or threatened breach of this Article 21, the Ceding Company or the Reinsurer shall be entitled to seek injunctive relief in addition to any other available remedies. Nothing in Article 17 of this Agreement shall limit or be deemed to limit the right to injunctive relief as provided in this paragraph.

In addition, nothing in this Article 21 shall prevent the aggregation of the data of the Ceding Company with the data of other insurers for the purpose of study provided neither the data of the Ceding Company nor the data of any other insurer is or may be identified from a review of the product of such integration.

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ARTICLE 22 - MISCELLANEOUS

22.1    ASSIGNMENT
The Agreement will be binding upon the Ceding Company and the Reinsurer and their respective successors and assigns. This Agreement shall not be sold, assigned or transferred by the Ceding Company nor the Reinsurer without the prior written consent of the other party. Any sale, assignment, or transfer made without such consent shall be void ab initio. Notwithstanding the foregoing, either party may assign, transfer or sell this Agreement to any of their respective affiliates upon giving written notice of such assignment, transfer or sale to the other party. The provisions of this section are not intended to preclude the Reinsurer from retroceding the reinsurance on an indemnity basis nor to prevent the sale, or transfer by any other means, of the stock of either party to a third party.

22.2    SURVIVAL
All provisions of this Agreement shall survive its termination to the extent necessary to carry out the purposes of this Agreement or to ascertain or enforce the parties’ rights or obligations hereunder existing at the time of termination including, but not limited to, Articles 17 and 21.

22.3    NOTICES
Any notice, consent, offer, demand, request, or other instrument required or authorized hereunder to be given to or served on either party may be given by facsimile (receipt confirmed), prepaid overnight courier, or mailed by registered or certified mail as follows:

a.    To: Allstate Life Insurance Company of New York
Chief Financial Officer
3075 Sanders Road
Northbrook, IL 60062

b.    To: RGA Reinsurance Company
General Counsel
16600 Swingley Ridge Road
Chesterfield, MO 63017-1706

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ARTICLE 21 - EXECUTION
This Agreement is effective as of the month, day and year stated on the cover page of this Agreement, and applies to all eligible policies with application dates on or after such date. This Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same document. This Agreement has been made in duplicate and is hereby executed by all parties.

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EXHIBIT A - RETENTION SCHEDULE OF THE CEDING COMPANY
A.1 LIFE INSURANCE

Maximum Retention Per Life under this and all other agreements is $2,000,000 across all issue ages and table ratings.

The Ceding Company will hold Retention on a life up to the above maximum dollar Retention limits. The Ultimate Amount of all in force policies, issued as either single or joint life, will be included for purposes of evaluating Retention.

A.2 CEDING COMPANY RETENTION MANAGEMENT
The Ceding Company manages Retention on a per life basis for plans covered under this Agreement.

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EXHIBIT B - BUSINESS COVERED
The business reinsured under this Agreement is defined as follows:

Policies issued on the business identified below will qualify for reinsurance if the application date for the policy is on or after the Effective Date of this Agreement.

APRIL 1, 2015

COVERED PLANS
Term Plans Covered
TrueFit Term Plans - All Level Periods 10 - 30 Years*

Universal Life Plans Covered
Lifetime SGUL
FutureBuilder CAUL
FutureGrowth IUL

Riders Available
Primary Insured Term Rider
Additional Insured Term Rider

*The TrueFit Term Plans are fully guaranteed level term plans with consecutive annual term periods from 10 years to 30 years, inclusive. The Agreement provides coverage for all 21 durations available.

Rider Availability
The Primary Insured Term Rider and the Additional Insured Term Rider are not available under the Lifetime SGUL Plan. Both riders are available under all other covered plans.

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EXHIBIT C - BINDING LIMITS
C.1 REINSURER’S SHARE
The Reinsurer’s share will be 50% of the total ceded amount on an excess of Retention basis. This amount will not exceed the Reinsurer’s share of the maximum Automatic Binding Limits specified in Exhibit C.2.

C.2 AUTOMATIC BINDING LIMITS

a.	Life

For the purpose of determining the Automatic Binding Limit a $2.50 per 1,000 temporary or permanent Flat Extra rating will be considered one table in determining the limits as shown below.

Automatic Limits (1 Signature)
Issue Ages	Pool Maximum Standard - Table 4	Pool Maximum Tables 5 - 6	Pool Maximum Tables 7 - 16
0-69	$10,000,000	$10,000,000	$5,000,000
70-75	$10,000,000	$10,000,000	$5,000,000
76-80	$2,000,000	$2,000,000	$0
81-85	$2,000,000	$0	$0
Over 85	$0	$0	$0

Automatic Limits (2 Signatures from Senior Underwriting Staff)
Issue Ages	Pool Maximum Standard - Table 4	Pool Maximum Tables 5 - 6	Pool Maximum Tables 7 - 16
0-69	$45,000,000	$35,000,000	$20,000,000
70-75	$30,000,000	$30,000,000	$15,000,000
76-80	$20,000,000	$15,000,000	$10,000,000
81-85	$5,000,000	$0	$0
Over 85	$0	$0	$0

The pool maximum Automatic Binding amounts above excludes the Ceding Company’s Retention per insured.

b.	Professional Athletes will not be covered on an Automatic basis.

C.3 JUMBO LIMITS
The Ceding Company will not cede any risk automatically if the total amount in force and applied for on the life with all insurance companies, including any amount to be replaced, exceeds the applicable amounts shown below.

(B17) 14706-00-00 Final                    35                3/12/2017

For the purpose of determining the Jumbo Limit a $2.50 per 1,000 temporary or permanent Flat Extra rating will be considered one table in determining the limits as shown below.

Issue Ages	Standard - Table 4	Table 5-16
0-75	$65,000,000	$65,000,000
76-80	$40,000,000	$40,000,000
81-85	$30,000,000	$0
Over 85	$0	$0

C.4 CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT
The amount of such coverage provided by the Reinsurer will be limited to its share of the following amounts per application provided by the Ceding Company’s Conditional Receipt or Temporary Insurance Agreement.

Maximum Amount
$1,000,000

C.5 Age Limits

TrueFit Term Plans

Minimum Issue Ages:    Under $200,000    46
$200,000 and over    18

Maximum Attained Age:	95 - the policy terminates at this age with no further liability for the Reinsurer.

Maximum Issue Ages: when issue ages differ by gender, they appear as M/F below.

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(TrueFit Term Plan Age Limits continue on the next page)

Maximum Issue Ages Face Amount at Issue Under $200,000

	Underwriting Class
Term	PENT & PNT	SSNT	SNT	PT	ST
10	64	64	64	64	64
11	64	64	64	64	64
12	64	64	64	64	64
13-14	64	64	64	64	64
15	64	64	64	64	64
16	64	64	64	64	64
17	63	63	63	63	63
18	62	62	62	62	62
19	61	61	61	61	61
20	60	60	60	60	60
21	59	59	59	59	59
22	58	58	58	58	58
23	57	57	57	57	57
24	56	56	56	56	56
25	55	55	55	55	55
26	54	54	54	53/54	53/54
27	52	52	52	51/52	51/52
28	50	50	50	49/50	49/50
29-30	50	50	50	47/50	47/50

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Maximum Issue Ages Face Amount at Issue $200,000 to $499,999

	Underwriting Class
Term	PENT, PNT, SSNT & SNT PNT SSNT SNT	PT	ST
10-13	64	64	64
14	64	64	64
15	64	64	64
16	64	64	64
17	63	63	63
18	62	62	62
19	61	61	61
20	60	60	60
21	59	59	59
22	58	58	58
23	57	57	57
24	56	56	56
25	55	55	55
26	54	53/54	53/54
27	52	51/52	51/52
28	50	49/50	49/50
29	50	47/50	47/50
30	50	47/50	47/50

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Maximum Issue Ages Face Amount at Issue $500,000 and Over

Underwriting Class
Term	PENT, PNT, SSNT SNT, PT & ST PNT SSNT SNT PT ST
10-13	64
14	64
15	64
16	64
17	63
18	62
19	61
20	60
21	59
22	58
23	57
24	56
25	55
26	54
27	52
28-30	50

Permanent Plans

Plan	Minimum Issue Age*	Maximum Issue Age	Maximum Attained Age
Lifetime SGUL	18	80 (60 for PENT)	121
FutureBuilder CAUL	0	80 (60 for PENT)	121
FutureGrowth IUL	0	80 (60 for PENT)	121
*Issue ages from 0 to 17 are considered juveniles.

Insurance coverage and the associated reinsurance coverage will continue under these policies past the insured’s maximum attained age with no further reinsurance premiums due.

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Riders

Attached to TrueFit Term Plans

Rider	Minimum Issue Age*	Maximum Issue Age	Maximum Attained Age
Primary Insured Term	18	50-60	70
Additional Insured Term	18	Same as Base	95

Attached to Permanent Plans

Rider	Minimum Issue Age*	Maximum Issue Age	Maximum Attained Age
Primary Insured Term	18	64 (60 for PENT)	80
Additional Insured Term	0	64 (60 for PENT)	80*
*Based on the additional insured or the primary insured at 99.

C.6 MINIMUM AND MAXIMUM FACE AMOUNTS AT ISSUE

Plan/Rider	Minimum Face
TrueFit Term	$50,000
Lifetime SGUL	$100,000 (to age 60) $50,000 (ages 61+)
FutureBuilder CAUL	$50,000
FutureGrowth IUL	$100,000
Primary Insured Term	$50,000
Additional Insured Term	$50,000*
*$100,000 when attached to FutureGrowth IUL

Maximum: not applicable except the Primary Insured Term Rider when attached to a permanent plan may not exceed three times the base policy amount.

C.7 MINIMUM CESSION/TRIVIAL AMOUNT
None

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EXHIBIT D - REINSURANCE PREMIUMS
D.1 BASE PLAN PARAMETERS
Plans covered under this Agreement will be reinsured on a YRT basis with the Reinsurer participating only in mortality risks (not cash values, loans, dividends or other features specific to permanent policies). The mortality risk shall be the Reinsured Net Amount at Risk on that portion of the policy which is reinsured with the Reinsurer.

In the case of life risks, the reinsurance premium rate will be calculated by multiplying the appropriate life premium rate per thousand (1,000) from Rate Schedule 1, for the issue age and duration of the insured at the beginning of the policy year, by the applicable pay percentage shown below. The reinsurance premium will be the reinsurance premium rate multiplied by the Policy Net Amount at Risk reinsured at the beginning of the policy year, divided by one thousand (1,000). The same procedure will apply for single premium policies and for paid up policies. Reinsurance Premiums are payable up to, but not including, the insured’s maximum attained age.

TrueFit Term Plans - Level Period (X below) = 10 to 12 Years

Underwriting Class	Year 1	Years 2- X	Years (X+1)+
MPENT	0%	72%	300%
MPNT	0%	87%	300%
MSSNT	0%	104%	300%
MSNT	0%	129%	300%
MPT	0%	87%	300%
MST	0%	105%	300%
FPENT	0%	74%	300%
FPNT	0%	89%	300%
FSSNT	0%	106%	300%
FSNT	0%	129%	300%
FPT	0%	88%	300%
FST	0%	106%	300%

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TrueFit Term Plans - Level Period (X Below) = 13 to 17 Years

Underwriting Class	Year 1	Years 2- X	Years (X+1)+
MPENT	0%	59%	300%
MPNT	0%	72%	300%
MSSNT	0%	85%	300%
MSNT	0%	106%	300%
MPT	0%	77%	300%
MST	0%	93%	300%
FPENT	0%	62%	300%
FPNT	0%	75%	300%
FSSNT	0%	89%	300%
FSNT	0%	109%	300%
FPT	0%	80%	300%
FST	0%	96%	300%

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TrueFit Term Plans - Level Period (X below) = 18 to 22 Years

Underwriting Class	Year 1	Years 2- X	Years (X+1)+
MPENT	0%	57%	250%
MPNT	0%	70%	250%
MSSNT	0%	85%	250%
MSNT	0%	105%	250%
MPT	0%	74%	250%
MST	0%	90%	250%
FPENT	0%	62%	250%
FPNT	0%	76%	250%
FSSNT	0%	91%	250%
FSNT	0%	113%	250%
FPT	0%	76%	250%
FST	0%	92%	250%

TrueFit Term Plans - Level Period (X Below) = 23 to 27 Years

Underwriting Class	Year 1	Years 2- X	Years (X+1)+
MPENT	0%	55%	250%
MPNT	0%	67%	250%
MSSNT	0%	80%	250%
MSNT	0%	101%	250%
MPT	0%	72%	250%
MST	0%	87%	250%
FPENT	0%	58%	250%
FPNT	0%	71%	250%
FSSNT	0%	84%	250%
FSNT	0%	105%	250%
FPT	0%	73%	250%
FST	0%	88%	250%

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TrueFit Term Plans - Level Period (X Below) = 28 to 30 Years

Underwriting Class	Year 1	Years 2- X	Years (X+1)+
MPENT	0%	58%	250%
MPNT	0%	70%	250%
MSSNT	0%	84%	250%
MSNT	0%	108%	250%
MPT	0%	70%	250%
MST	0%	85%	250%
FPENT	0%	61%	250%
FPNT	0%	74%	250%
FSSNT	0%	88%	250%
FSNT	0%	112%	250%
FPT	0%	70%	250%
FST	0%	85%	250%

Lifetime SGUL Plan

Underwriting Class	Year 1	Years 2+
	All Issue Ages	Issue Ages 18-60	Issue Ages 61-70	Issue Ages 71-80
MPENT	0%	57%	NA	NA
MPNT	0%	67%	65%	62%
MSNT	0%	81%	77%	70%
MPT	0%	70%	70%	63%
MST	0%	81%	81%	70%
FPENT	0%	56%	NA	NA
FPNT	0%	66%	69%	67%
FSNT	0%	80%	81%	79%
FPT	0%	69%	76%	74%
FST	0%	80%	87%	84%
Juvenile not offered on SGUL.

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FutureBuilder CAUL and FutureGrowth IUL Plans

Underwriting Class	Year 1	Years 2+
	All Issue Ages	Issue Ages 0-17*	Issue Ages 18-60	Issue Ages 61-70	Issue Ages 71-80
MPENT	0%	100%	61%	NA	NA
MPNT	0%	100%	74%	63%	58%
MSNT	0%	100%	96%	79%	68%
MPT	0%	100%	75%	73%	62%
MST	0%	100%	89%	87%	71%
FPENT	0%	100%	62%	NA	NA
FPNT	0%	100%	75%	61%	59%
FSNT	0%	100%	97%	77%	72%
FPT	0%	100%	76%	77%	72%
FST	0%	100%	90%	90%	83%
*Juvenile policies reinsurance premiums are based on the Schedule 1 2008 VBT Select and Ultimate, Gender Distinct-Smoking Unknown ALB tables.

D.2 AGE BASIS
Age Last Birthday

D.3 POLICY FEES
The Reinsurer will not participate in any policy fees.

D.4 SUBSTANDARD RATINGS

TrueFit Term Plans
Premiums will be based on the standard rate increased by an extra 25% per table of assessed rating. TrueFit term plan substandard ratings shall not drop off but will apply for the life of the policy.

Permanent Plans
Premiums will be based on the standard rate increased by an extra percentage per table of assessed rating as stated below.

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Table Rating	Percent of Standard
1 / A	122%
2 / B	145%
3 / C	167%
4 / D	190%
5 / E	212%
6 / F	235%
7 / G	257%
8 / H	280%
9 / I	302%
10 / J	325%
12 / L	370%
16 / P	460%

The above permanent plan substandard ratings percent increases shall drop off based upon the following:

Policy Issue Age	Drop Off Effective Date
70 and Below	Earlier of 30th policy anniversary or attained age 90
71 and Over	20th policy anniversary

D.5 FLAT EXTRAS
The total premium remitted to the Reinsurer will include the Reinsurer’s Proportionate Share of the Flat Extra premium charged the insured. The Reinsurer shall pay an expense allowance as a percentage of the Flat Extra premium as shown below.

Type of Flat Extra Premium	First Year	Renewal
Temporary (1-5 Years)	20%	20%
Permanent (6 Years & Greater)	100%	20%

Permanent Flat Extras shall not drop off but will apply for the life of the policy.

The additional Flat Extra premium paid to the Reinsurer is calculated based on the Reinsured Net Amount at Risk for all universal life policies and the initial reinsured face amount for all other policy types.
D.7 RIDERS AND BENEFITS

Primary Insured Term Rider (PTR) attached to Term Plans
This optional rider provides term insurance on the primary insured and provides for the same conversion privileges as the base policy.

Reinsurance premiums for such rider will be determined in the same manner as the base policy, based on the level premium period of the rider.

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Additional Insured Rider (AIR) attached to Term Plans
This optional rider provides term insurance on an additional insured and provides for the same conversion privileges as the base policy.

Reinsurance premiums will be determined in the same manner as the base policy, based on the gender, issue age and risk class of the additional insured and the level premium period of the rider.

Primary Insured Term Rider (PTR) attached to Universal Life Plans
This optional rider provides term insurance on the primary insured. Coverage stops at the policy anniversary following the base insured’s 80th birthday or until the base policy is no longer in force, if earlier.  The PTR is convertible after the first policy year to the earlier of the 15th policy anniversary or the policy anniversary following age 65 to another permanent insurance plan or to the base plan.

Reinsurance premiums for such rider will be determined in the same manner as the base policy.

Additional Insured Rider (AIR) attached to Universal Life Plans
This optional rider provides term insurance on an additional insured.  Coverage stops at the earlier of the policy anniversary following the base insured’s 80th birthday or the policy anniversary following the additional insured’s 80th birthday; or until the base policy is no longer in force, if earlier.  The AIR is convertible after the first policy year to the earlier of the 15th policy anniversary or the policy anniversary following age 65.

Reinsurance premiums will be determined in the same manner as the base policy, based on the gender, issue age and risk class of the additional insured.

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EXHIBIT D - RATE SCHEDULE 1

2008 VBT Select & Ultimate
Gender Distinct, Smoker/Nonsmoker Distinct ALB

And

2008 VBT Select & Ultimate
Gender Distinct, Smoking Unknown ALB

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2008 VBT MALE NONSMOKER -- AGE LAST BIRTHDAY
Duration
Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Att. Age
0	0.52	0.32	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	25
1	0.32	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	26
2	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	27
3	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	28
4	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	29
5	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	30
6	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	31
7	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	32
8	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	0.95	33
9	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	0.95	0.99	34
10	0.09	0.11	0.17	0.27	0.39	0.52	0.63	0.75	0.82	0.90	0.98	1.03	1.05	1.03	0.99	0.95	0.90	0.87	0.86	0.86	0.87	0.88	0.91	0.94	0.99	1.05	35
11	0.10	0.16	0.26	0.38	0.50	0.61	0.71	0.80	0.87	0.95	1.00	1.03	1.01	0.97	0.93	0.88	0.85	0.84	0.84	0.85	0.86	0.89	0.93	0.98	1.04	1.11	36
12	0.15	0.25	0.36	0.48	0.59	0.70	0.77	0.84	0.91	0.97	1.00	0.98	0.95	0.91	0.86	0.83	0.82	0.83	0.83	0.85	0.88	0.91	0.97	1.03	1.10	1.17	37
13	0.24	0.35	0.46	0.57	0.66	0.74	0.81	0.88	0.93	0.96	0.95	0.92	0.88	0.84	0.82	0.80	0.81	0.82	0.83	0.85	0.90	0.95	1.01	1.08	1.16	1.24	38
14	0.33	0.44	0.53	0.64	0.71	0.78	0.84	0.90	0.92	0.91	0.88	0.86	0.82	0.80	0.79	0.79	0.80	0.81	0.83	0.87	0.92	0.99	1.05	1.13	1.22	1.32	39
15	0.42	0.51	0.60	0.67	0.74	0.81	0.86	0.87	0.87	0.85	0.81	0.79	0.77	0.77	0.77	0.78	0.79	0.81	0.85	0.90	0.96	1.03	1.10	1.19	1.29	1.40	40
16	0.49	0.56	0.63	0.70	0.77	0.82	0.84	0.82	0.81	0.78	0.74	0.74	0.74	0.75	0.76	0.77	0.79	0.83	0.88	0.93	1.00	1.07	1.16	1.25	1.36	1.48	41
17	0.54	0.59	0.65	0.74	0.78	0.82	0.82	0.79	0.77	0.74	0.71	0.72	0.73	0.74	0.75	0.78	0.81	0.85	0.89	0.96	1.03	1.13	1.23	1.33	1.46	1.58	42
18	0.56	0.61	0.67	0.73	0.75	0.75	0.72	0.70	0.67	0.66	0.67	0.69	0.71	0.73	0.75	0.79	0.83	0.88	0.94	1.00	1.08	1.17	1.27	1.38	1.52	1.67	43
19	0.58	0.62	0.67	0.70	0.71	0.69	0.66	0.63	0.62	0.63	0.64	0.68	0.70	0.73	0.77	0.81	0.86	0.91	0.97	1.04	1.13	1.22	1.33	1.46	1.61	1.77	44
20	0.59	0.62	0.64	0.65	0.65	0.62	0.59	0.58	0.59	0.61	0.63	0.67	0.70	0.74	0.79	0.83	0.88	0.94	1.01	1.08	1.17	1.27	1.39	1.54	1.70	1.87	45
21	0.58	0.59	0.59	0.59	0.58	0.56	0.54	0.55	0.56	0.59	0.61	0.66	0.71	0.76	0.81	0.86	0.91	0.97	1.04	1.12	1.21	1.33	1.47	1.62	1.79	1.99	46
22	0.55	0.53	0.53	0.53	0.52	0.51	0.51	0.52	0.54	0.56	0.60	0.66	0.72	0.78	0.83	0.88	0.94	1.01	1.08	1.16	1.27	1.40	1.54	1.70	1.89	2.11	47
23	0.50	0.47	0.47	0.47	0.47	0.48	0.48	0.49	0.52	0.54	0.60	0.67	0.74	0.80	0.86	0.91	0.97	1.04	1.12	1.21	1.33	1.45	1.60	1.78	1.99	2.25	48
24	0.44	0.41	0.41	0.42	0.44	0.45	0.46	0.47	0.49	0.54	0.61	0.69	0.76	0.82	0.88	0.94	1.00	1.08	1.16	1.25	1.38	1.51	1.68	1.88	2.11	2.40	49
25	0.39	0.36	0.37	0.39	0.41	0.42	0.43	0.45	0.48	0.55	0.62	0.70	0.77	0.84	0.91	0.97	1.04	1.12	1.21	1.32	1.44	1.60	1.78	1.99	2.25	2.56	50
26	0.34	0.33	0.35	0.37	0.39	0.40	0.42	0.45	0.49	0.56	0.63	0.71	0.79	0.86	0.93	1.01	1.08	1.18	1.28	1.40	1.54	1.71	1.90	2.13	2.40	2.74	51
27	0.29	0.30	0.34	0.36	0.37	0.38	0.42	0.45	0.50	0.57	0.65	0.73	0.82	0.90	0.97	1.05	1.14	1.24	1.36	1.50	1.65	1.83	2.04	2.28	2.57	2.95	52
28	0.26	0.29	0.33	0.36	0.36	0.38	0.42	0.45	0.51	0.58	0.67	0.76	0.86	0.94	1.02	1.11	1.21	1.32	1.46	1.60	1.77	1.97	2.18	2.44	2.76	3.17	53
29	0.23	0.28	0.32	0.35	0.37	0.38	0.42	0.46	0.52	0.60	0.71	0.80	0.90	1.00	1.08	1.19	1.29	1.42	1.57	1.72	1.91	2.11	2.34	2.62	2.96	3.42	54
30	0.20	0.27	0.32	0.36	0.38	0.39	0.42	0.47	0.54	0.64	0.75	0.86	0.96	1.06	1.16	1.27	1.39	1.54	1.69	1.86	2.06	2.27	2.52	2.81	3.19	3.71	55
31	0.19	0.27	0.33	0.37	0.39	0.40	0.43	0.49	0.58	0.68	0.80	0.92	1.03	1.14	1.25	1.37	1.51	1.66	1.83	2.02	2.22	2.45	2.71	3.03	3.45	4.02	56
32	0.19	0.28	0.34	0.38	0.40	0.41	0.45	0.53	0.62	0.74	0.86	0.99	1.11	1.23	1.35	1.49	1.64	1.80	1.99	2.19	2.40	2.64	2.92	3.27	3.74	4.37	57

(B17) 14706-00-00 Final                    49                3/12/2017

2008 VBT MALE NONSMOKER -- AGE LAST BIRTHDAY
Duration
Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Att. Age
33	0.20	0.29	0.36	0.39	0.41	0.43	0.49	0.57	0.67	0.80	0.93	1.07	1.20	1.33	1.47	1.62	1.78	1.96	2.17	2.38	2.60	2.86	3.16	3.54	4.06	4.76	58
34	0.21	0.31	0.37	0.41	0.43	0.47	0.53	0.62	0.73	0.86	1.01	1.15	1.30	1.44	1.60	1.76	1.95	2.14	2.36	2.58	2.82	3.09	3.42	3.85	4.43	5.20	59
35	0.22	0.32	0.39	0.43	0.46	0.51	0.58	0.68	0.80	0.94	1.09	1.25	1.41	1.57	1.74	1.92	2.13	2.34	2.57	2.80	3.06	3.35	3.72	4.20	4.84	5.71	60
36	0.23	0.34	0.41	0.45	0.49	0.55	0.63	0.74	0.87	1.02	1.19	1.36	1.53	1.71	1.90	2.10	2.32	2.56	2.80	3.05	3.32	3.64	4.05	4.59	5.32	6.28	61
37	0.24	0.35	0.43	0.48	0.53	0.61	0.69	0.81	0.95	1.12	1.29	1.48	1.67	1.87	2.08	2.30	2.54	2.79	3.05	3.32	3.61	3.97	4.43	5.04	5.85	6.92	62
38	0.25	0.37	0.45	0.52	0.58	0.67	0.76	0.89	1.04	1.22	1.40	1.60	1.81	2.03	2.27	2.52	2.77	3.04	3.32	3.61	3.94	4.34	4.86	5.55	6.46	7.64	63
39	0.26	0.39	0.47	0.56	0.64	0.73	0.84	0.97	1.14	1.32	1.52	1.74	1.97	2.22	2.48	2.75	3.03	3.31	3.61	3.94	4.30	4.76	5.35	6.14	7.16	8.46	64
40	0.27	0.41	0.51	0.60	0.70	0.80	0.92	1.07	1.24	1.44	1.66	1.90	2.15	2.42	2.70	3.00	3.30	3.61	3.94	4.29	4.71	5.23	5.92	6.80	7.95	9.39	65
41	0.28	0.43	0.55	0.66	0.77	0.88	1.01	1.17	1.35	1.56	1.80	2.07	2.35	2.64	2.95	3.27	3.59	3.93	4.29	4.69	5.17	5.78	6.56	7.56	8.85	10.44	66
42	0.29	0.45	0.59	0.72	0.85	0.97	1.11	1.27	1.47	1.70	1.96	2.25	2.56	2.88	3.21	3.56	3.92	4.29	4.69	5.15	5.70	6.40	7.29	8.43	9.87	11.63	67
43	0.31	0.48	0.64	0.79	0.93	1.06	1.21	1.39	1.61	1.86	2.14	2.45	2.78	3.13	3.50	3.88	4.27	4.68	5.13	5.66	6.30	7.11	8.13	9.43	11.03	12.97	68
44	0.32	0.52	0.70	0.86	1.01	1.16	1.32	1.51	1.75	2.02	2.33	2.67	3.03	3.41	3.81	4.23	4.66	5.12	5.63	6.24	6.98	7.92	9.09	10.55	12.34	14.47	69
45	0.34	0.56	0.76	0.94	1.11	1.26	1.44	1.65	1.90	2.20	2.53	2.90	3.30	3.72	4.16	4.61	5.08	5.60	6.20	6.90	7.76	8.84	10.18	11.83	13.82	16.17	70
46	0.36	0.61	0.84	1.03	1.21	1.38	1.57	1.80	2.08	2.39	2.76	3.16	3.60	4.05	4.53	5.03	5.56	6.15	6.84	7.65	8.66	9.90	11.42	13.27	15.48	18.08	71
47	0.39	0.67	0.92	1.13	1.31	1.50	1.71	1.96	2.26	2.61	3.01	3.45	3.92	4.42	4.95	5.50	6.10	6.78	7.57	8.52	9.68	11.10	12.83	14.90	17.35	20.21	72
48	0.43	0.74	1.00	1.23	1.43	1.64	1.87	2.14	2.47	2.85	3.28	3.76	4.28	4.83	5.41	6.03	6.71	7.48	8.40	9.50	10.84	12.46	14.41	16.73	19.45	22.60	73
49	0.47	0.81	1.10	1.34	1.56	1.79	2.04	2.34	2.70	3.12	3.59	4.11	4.68	5.28	5.92	6.62	7.40	8.29	9.35	10.62	12.16	14.00	16.20	18.79	21.79	25.25	74
50	0.51	0.89	1.20	1.46	1.70	1.95	2.23	2.56	2.95	3.41	3.93	4.50	5.12	5.79	6.50	7.29	8.18	9.22	10.44	11.90	13.65	15.74	18.20	21.08	24.40	28.20	75
51	0.57	0.98	1.31	1.60	1.86	2.13	2.44	2.80	3.24	3.74	4.31	4.94	5.62	6.36	7.16	8.06	9.08	10.27	11.68	13.36	15.34	17.70	20.44	23.63	27.30	31.48	76
52	0.63	1.07	1.43	1.74	2.03	2.33	2.67	3.08	3.56	4.11	4.74	5.43	6.18	7.00	7.92	8.93	10.11	11.48	13.09	15.00	17.25	19.88	22.95	26.47	30.50	35.10	77
53	0.71	1.17	1.56	1.90	2.21	2.55	2.94	3.39	3.92	4.53	5.22	5.98	6.82	7.74	8.77	9.93	11.28	12.85	14.69	16.86	19.39	22.33	25.72	29.61	34.03	39.10	78
54	0.79	1.28	1.70	2.07	2.42	2.80	3.23	3.74	4.33	5.00	5.77	6.61	7.55	8.59	9.75	11.08	12.62	14.40	16.50	18.95	21.78	25.05	28.79	33.07	37.93	43.49	79
55	0.87	1.40	1.85	2.26	2.65	3.08	3.57	4.14	4.79	5.54	6.39	7.33	8.38	9.55	10.88	12.39	14.14	16.17	18.54	21.28	24.44	28.06	32.18	36.87	42.20	48.42	80
56	0.97	1.53	2.02	2.47	2.92	3.40	3.95	4.59	5.32	6.16	7.11	8.16	9.34	10.66	12.16	13.88	15.87	18.17	20.83	23.89	27.40	31.39	35.92	41.05	46.99	53.94	81
57	1.07	1.67	2.20	2.70	3.21	3.76	4.39	5.10	5.93	6.86	7.92	9.10	10.43	11.92	13.62	15.58	17.83	20.42	23.39	26.80	30.67	35.06	40.01	45.72	52.35	60.00	82
58	1.17	1.83	2.41	2.97	3.54	4.17	4.88	5.69	6.62	7.67	8.85	10.18	11.68	13.37	15.29	17.50	20.04	22.94	26.25	30.02	34.28	39.08	44.58	50.94	58.21	66.63	83
59	1.29	1.99	2.64	3.27	3.92	4.64	5.44	6.36	7.41	8.59	9.92	11.41	13.10	15.01	17.19	19.67	22.52	25.75	29.43	33.57	38.24	43.57	49.70	56.64	64.60	74.28	84
60	1.41	2.17	2.89	3.61	4.35	5.17	6.09	7.13	8.31	9.64	11.14	12.82	14.72	16.87	19.32	22.12	25.29	28.89	32.94	37.49	42.68	48.60	55.28	62.86	72.19	83.18	85
61	1.54	2.38	3.18	3.99	4.84	5.77	6.82	8.00	9.33	10.83	12.52	14.41	16.56	18.98	21.73	24.85	28.38	32.36	36.81	41.88	47.64	54.10	61.36	70.41	81.26	93.18	86
62	1.69	2.61	3.51	4.43	5.40	6.47	7.65	9.00	10.50	12.19	14.09	16.23	18.64	21.36	24.43	27.91	31.81	36.19	41.16	46.79	53.07	60.09	68.89	79.62	91.49	104.49	87
63	1.85	2.88	3.89	4.92	6.04	7.25	8.60	10.13	11.82	13.73	15.87	18.28	20.98	24.02	27.45	31.30	35.62	40.50	46.03	52.18	59.00	67.61	78.24	90.06	103.13	117.34	88
64	2.04	3.17	4.31	5.49	6.76	8.14	9.68	11.40	13.32	15.47	17.88	20.57	23.60	27.00	30.81	35.07	39.90	45.35	51.39	58.06	66.53	77.08	88.86	101.97	116.39	131.48	89
65	2.25	3.51	4.80	6.14	7.58	9.16	10.90	12.85	15.01	17.43	20.13	23.15	26.54	30.32	34.54	39.32	44.71	50.67	57.24	65.60	76.10	87.86	101.02	115.60	131.11	147.20	90

(B17) 14706-00-00 Final                    50                3/12/2017

2008 VBT MALE NONSMOKER -- AGE LAST BIRTHDAY
Duration
Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Att. Age
66	2.49	3.90	5.35	6.87	8.51	10.30	12.28	14.47	16.91	19.62	22.66	26.04	29.81	34.00	38.74	44.10	50.00	56.50	64.80	75.26	87.02	100.23	114.98	130.81	147.20	164.55	91
67	2.77	4.35	5.97	7.70	9.55	11.59	13.82	16.30	19.03	22.09	25.47	29.25	33.43	38.16	43.48	49.36	55.81	64.08	74.54	86.31	99.58	114.47	130.58	147.20	164.55	182.79	92
68	3.09	4.86	6.69	8.63	10.73	13.03	15.55	18.34	21.41	24.82	28.61	32.80	37.52	42.84	48.70	55.14	63.41	73.89	85.70	99.04	114.06	130.40	147.20	164.55	182.79	201.30	93
69	3.47	5.44	7.49	9.69	12.06	14.64	17.48	20.60	24.05	27.86	32.07	36.81	42.13	48.00	54.44	62.75	73.29	85.15	98.57	113.74	130.26	147.20	164.55	182.79	201.30	218.61	94
70	3.90	6.10	8.40	10.87	13.53	16.44	19.63	23.13	26.98	31.22	35.98	41.33	47.21	53.67	62.05	72.69	84.64	98.17	113.47	130.15	147.20	164.55	182.79	201.30	218.61	235.43	95
71	4.39	6.84	9.42	12.19	15.18	18.44	22.01	25.92	30.21	35.01	40.39	46.31	52.79	61.28	72.06	84.14	97.78	113.23	130.08	147.20	164.55	182.79	201.30	218.61	235.43	252.99	96
72	4.95	7.67	10.56	13.66	17.00	20.65	24.63	28.99	33.85	39.27	45.23	51.78	60.39	71.36	83.60	97.39	113.01	130.01	147.20	164.55	182.79	201.30	218.61	235.43	252.99	271.73	97
73	5.57	8.60	11.82	15.28	19.02	23.10	27.53	32.45	37.94	43.95	50.56	59.35	70.55	82.99	96.98	112.77	129.94	147.20	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	98
74	6.28	9.63	13.22	17.07	21.24	25.78	30.78	36.33	42.43	49.09	58.09	69.58	82.29	96.50	112.52	129.86	147.20	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	99
75	7.06	10.78	14.76	19.05	23.69	28.78	34.42	40.59	47.35	56.58	68.42	81.44	95.94	112.20	129.78	147.20	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	100
76	7.92	12.05	16.46	21.21	26.42	32.15	38.41	45.26	54.76	67.04	80.42	95.25	111.82	129.66	147.20	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	101
77	8.87	13.43	18.32	23.64	29.47	35.83	42.78	52.61	65.36	79.20	94.42	111.35	129.52	147.20	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	102
78	9.92	14.95	20.39	26.34	32.81	39.85	50.05	63.37	77.73	93.42	110.77	129.34	147.20	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	103
79	11.06	16.64	22.71	29.29	36.45	47.05	61.02	75.97	92.22	110.07	129.11	147.20	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	104
80	12.33	18.53	25.23	32.51	43.56	58.26	73.91	90.80	109.23	128.84	147.20	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	105
81	13.74	20.57	27.97	39.53	55.05	71.49	89.12	108.23	128.50	147.20	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	106
82	15.27	22.80	34.91	51.35	68.68	87.16	107.06	128.11	147.20	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	107
83	16.94	27.12	47.12	65.45	84.89	105.70	127.65	147.20	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	108
84	18.73	34.08	61.76	82.29	104.14	127.13	147.20	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	109
85	20.67	42.33	79.32	102.37	126.53	147.20	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	110
86	22.75	52.13	100.35	125.85	147.20	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	111
87	24.98	63.74	125.09	147.20	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	112
88	27.37	71.77	147.20	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	113
89	29.96	80.67	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	114
90	32.82	111.62	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	115
																										450.00	116
																										450.00	117
																										450.00	118
																										450.00	119
																										450.00	120
(B17) 14706-00-00 Final                    51                3/12/2017

2008 VBT MALE SMOKER -- AGE LAST BIRTHDAY
Duration
Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Att. Age
0	0.52	0.32	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	25
1	0.32	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	26
2	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	27
3	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	28
4	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	29
5	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	30
6	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	31
7	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	32
8	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	0.95	33
9	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	0.95	0.99	34
10	0.09	0.11	0.17	0.27	0.39	0.52	0.63	0.75	0.82	0.90	0.98	1.03	1.05	1.03	0.99	0.95	0.90	0.87	0.86	0.86	0.87	0.88	0.91	0.94	0.99	1.05	35
11	0.10	0.16	0.26	0.38	0.50	0.61	0.71	0.80	0.87	0.95	1.00	1.03	1.01	0.97	0.93	0.88	0.85	0.84	0.84	0.85	0.86	0.89	0.93	0.98	1.04	1.11	36
12	0.15	0.25	0.36	0.48	0.59	0.70	0.77	0.84	0.91	0.97	1.00	0.98	0.95	0.91	0.86	0.83	0.82	0.83	0.83	0.85	0.88	0.91	0.97	1.03	1.10	1.17	37
13	0.24	0.35	0.46	0.57	0.66	0.74	0.81	0.88	0.93	0.96	0.95	0.92	0.88	0.84	0.82	0.80	0.81	0.82	0.83	0.85	0.90	0.95	1.01	1.08	1.16	1.24	38
14	0.33	0.44	0.53	0.64	0.71	0.78	0.84	0.90	0.92	0.91	0.88	0.86	0.82	0.80	0.79	0.79	0.80	0.81	0.83	0.87	0.92	0.99	1.05	1.13	1.22	1.32	39
15	0.42	0.51	0.60	0.67	0.74	0.81	0.86	0.87	0.87	0.85	0.81	0.79	0.77	0.77	0.77	0.78	0.79	0.81	0.85	0.90	0.96	1.03	1.10	1.19	1.29	1.40	40
16	0.49	0.56	0.63	0.70	0.77	0.82	0.84	0.82	0.81	0.78	0.74	0.74	0.74	0.75	0.76	0.77	0.79	0.83	0.88	0.93	1.00	1.07	1.16	1.25	1.36	1.48	41
17	0.54	0.59	0.65	0.74	0.78	0.82	0.82	0.79	0.77	0.74	0.71	0.72	0.73	0.74	0.75	0.78	0.81	0.85	0.89	0.96	1.03	1.13	1.23	1.33	1.46	1.58	42
18	0.84	0.85	0.88	0.90	0.92	0.93	0.91	0.92	0.92	0.96	1.02	1.09	1.16	1.23	1.31	1.40	1.50	1.62	1.75	1.91	2.10	2.32	2.56	2.85	3.20	3.60	43
19	0.83	0.84	0.87	0.89	0.90	0.89	0.88	0.87	0.90	0.96	1.02	1.10	1.18	1.27	1.36	1.46	1.58	1.71	1.85	2.02	2.23	2.48	2.74	3.07	3.46	3.88	44
20	0.81	0.83	0.83	0.85	0.85	0.84	0.83	0.84	0.89	0.96	1.03	1.12	1.22	1.32	1.42	1.53	1.65	1.80	1.96	2.14	2.36	2.64	2.94	3.30	3.71	4.16	45
21	0.78	0.78	0.78	0.80	0.80	0.80	0.79	0.83	0.88	0.96	1.04	1.14	1.26	1.37	1.49	1.61	1.74	1.89	2.07	2.26	2.51	2.82	3.16	3.53	3.97	4.46	46
22	0.74	0.72	0.73	0.75	0.75	0.76	0.78	0.82	0.88	0.94	1.05	1.18	1.31	1.43	1.56	1.68	1.83	2.00	2.18	2.40	2.67	3.01	3.37	3.76	4.24	4.79	47
23	0.68	0.65	0.67	0.69	0.71	0.74	0.77	0.81	0.85	0.93	1.09	1.22	1.36	1.50	1.64	1.77	1.93	2.11	2.30	2.54	2.85	3.17	3.56	4.00	4.51	5.13	48
24	0.62	0.59	0.61	0.65	0.69	0.72	0.76	0.79	0.83	0.97	1.12	1.27	1.43	1.57	1.72	1.87	2.02	2.22	2.43	2.67	3.00	3.35	3.77	4.26	4.82	5.51	49
25	0.56	0.55	0.58	0.63	0.68	0.71	0.72	0.77	0.86	1.00	1.16	1.32	1.48	1.64	1.80	1.96	2.13	2.35	2.57	2.86	3.19	3.58	4.03	4.55	5.16	5.91	50
26	0.52	0.52	0.58	0.62	0.67	0.70	0.70	0.78	0.89	1.04	1.20	1.37	1.54	1.71	1.88	2.07	2.26	2.50	2.76	3.08	3.44	3.87	4.35	4.89	5.54	6.35	51
27	0.47	0.51	0.57	0.63	0.67	0.69	0.72	0.80	0.92	1.08	1.26	1.44	1.63	1.82	2.00	2.20	2.42	2.68	2.98	3.33	3.72	4.18	4.69	5.25	5.95	6.84	52
28	0.44	0.50	0.58	0.65	0.69	0.71	0.75	0.83	0.95	1.13	1.33	1.53	1.75	1.95	2.14	2.36	2.61	2.89	3.23	3.60	4.03	4.52	5.05	5.65	6.40	7.37	53
29	0.42	0.51	0.60	0.68	0.71	0.75	0.81	0.87	1.02	1.21	1.43	1.65	1.88	2.10	2.31	2.56	2.83	3.15	3.51	3.90	4.37	4.88	5.43	6.07	6.89	7.97	54
30	0.39	0.53	0.64	0.71	0.75	0.81	0.87	0.93	1.10	1.30	1.55	1.80	2.03	2.28	2.52	2.79	3.08	3.44	3.82	4.25	4.73	5.27	5.86	6.54	7.43	8.65	55
31	0.39	0.57	0.69	0.75	0.81	0.87	0.93	1.01	1.19	1.43	1.69	1.96	2.23	2.49	2.76	3.05	3.37	3.75	4.16	4.62	5.14	5.69	6.32	7.06	8.05	9.40	56

(B17) 14706-00-00 Final                    52                3/12/2017

2008 VBT MALE SMOKER -- AGE LAST BIRTHDAY
Duration
Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Att. Age
32	0.42	0.62	0.74	0.81	0.87	0.93	1.01	1.11	1.32	1.58	1.87	2.16	2.45	2.73	3.02	3.34	3.7	4.09	4.55	5.03	5.57	6.16	6.84	7.64	8.74	10.25	57
33	0.44	0.67	0.81	0.87	0.93	1.01	1.09	1.22	1.46	1.74	2.07	2.38	2.69	3	3.32	3.67	4.05	4.48	4.97	5.49	6.05	6.68	7.41	8.28	9.52	11.20	58
34	0.48	0.74	0.87	0.93	1.01	1.09	1.18	1.36	1.62	1.93	2.28	2.63	2.97	3.3	3.66	4.03	4.46	4.91	5.43	5.98	6.58	7.25	8.04	9.03	10.41	12.29	59
35	0.55	0.81	0.93	1.01	1.09	1.18	1.3	1.52	1.82	2.15	2.53	2.9	3.27	3.64	4.03	4.43	4.89	5.39	5.93	6.50	7.16	7.88	8.77	9.87	11.43	13.53	60
36	0.61	0.88	1.01	1.09	1.18	1.29	1.45	1.71	2.03	2.40	2.80	3.21	3.62	4.02	4.43	4.87	5.36	5.89	6.47	7.09	7.78	8.59	9.59	10.83	12.61	14.94	61
37	0.66	0.95	1.09	1.18	1.29	1.43	1.62	1.92	2.27	2.69	3.11	3.56	3.99	4.43	4.87	5.35	5.88	6.44	7.06	7.73	8.49	9.40	10.53	11.94	13.93	16.53	62
38	0.73	1.02	1.17	1.29	1.42	1.60	1.83	2.15	2.55	2.99	3.45	3.92	4.39	4.86	5.35	5.88	6.44	7.05	7.71	8.45	9.28	10.31	11.60	13.22	15.44	18.32	63
39	0.80	1.10	1.26	1.42	1.58	1.80	2.06	2.41	2.85	3.32	3.81	4.33	4.83	5.35	5.88	6.44	7.05	7.71	8.45	9.25	10.18	11.34	12.82	14.66	17.16	20.33	64
40	0.85	1.18	1.38	1.57	1.78	2.02	2.33	2.72	3.18	3.69	4.22	4.78	5.33	5.88	6.44	7.05	7.71	8.45	9.25	10.11	11.19	12.53	14.22	16.31	19.10	22.57	65
41	0.91	1.26	1.51	1.74	2.00	2.27	2.62	3.04	3.54	4.09	4.67	5.27	5.86	6.44	7.05	7.71	8.45	9.25	10.11	11.09	12.34	13.88	15.80	18.17	21.27	25.07	66
42	0.96	1.35	1.66	1.95	2.24	2.57	2.94	3.40	3.94	4.54	5.16	5.80	6.43	7.05	7.71	8.45	9.25	10.11	11.05	12.21	13.64	15.41	17.61	20.27	23.70	27.84	67
43	1.02	1.46	1.83	2.18	2.50	2.87	3.29	3.79	4.39	5.03	5.69	6.38	7.04	7.71	8.45	9.25	10.11	11.05	12.12	13.47	15.11	17.15	19.64	22.64	26.40	30.86	68
44	1.08	1.59	2.02	2.41	2.79	3.20	3.67	4.22	4.87	5.56	6.27	6.99	7.70	8.45	9.25	10.11	11.05	12.10	13.35	14.90	16.80	19.12	21.91	25.26	29.37	34.16	69
45	1.14	1.75	2.24	2.68	3.12	3.56	4.10	4.71	5.39	6.13	6.90	7.66	8.44	9.25	10.11	11.05	12.10	13.27	14.74	16.52	18.69	21.32	24.46	28.15	32.61	37.74	70
46	1.23	1.92	2.49	2.99	3.47	3.97	4.56	5.23	5.98	6.75	7.57	8.40	9.25	10.11	11.05	12.10	13.26	14.61	16.31	18.35	20.81	23.77	27.27	31.32	36.12	41.58	71
47	1.34	2.12	2.76	3.32	3.85	4.42	5.06	5.78	6.59	7.45	8.31	9.20	10.11	11.05	12.10	13.26	14.56	16.15	18.08	20.41	23.19	26.48	30.34	34.76	39.90	45.68	72
48	1.46	2.34	3.05	3.68	4.28	4.91	5.61	6.41	7.27	8.20	9.12	10.08	11.05	12.10	13.26	14.54	16.04	17.86	20.07	22.71	25.82	29.47	33.69	38.47	43.95	50.05	73
49	1.59	2.57	3.38	4.07	4.74	5.44	6.21	7.08	8.01	9.01	10.01	11.04	12.10	13.26	14.53	15.98	17.72	19.80	22.29	25.24	28.72	32.74	37.31	42.45	48.27	54.69	74
50	1.74	2.84	3.74	4.50	5.24	6.03	6.87	7.81	8.82	9.89	10.97	12.10	13.26	14.53	15.94	17.61	19.60	21.96	24.76	28.06	31.89	36.28	41.19	46.69	52.83	59.58	75
51	1.93	3.15	4.12	4.97	5.79	6.67	7.59	8.61	9.71	10.86	12.03	13.25	14.53	15.94	17.55	19.45	21.69	24.37	27.50	31.16	35.33	40.08	45.34	51.17	57.66	64.75	76
52	2.14	3.47	4.53	5.48	6.40	7.36	8.38	9.49	10.67	11.91	13.19	14.52	15.93	17.52	19.37	21.50	24.05	27.04	30.51	34.53	39.06	44.14	49.75	55.91	62.74	70.19	77
53	2.39	3.81	4.99	6.03	7.05	8.11	9.24	10.44	11.73	13.06	14.47	15.92	17.51	19.30	21.37	23.78	26.65	29.97	33.81	38.17	43.06	48.45	54.40	60.90	68.05	75.91	78
54	2.66	4.19	5.46	6.63	7.75	8.94	10.17	11.49	12.89	14.33	15.86	17.47	19.25	21.27	23.60	26.33	29.51	33.18	37.38	42.08	47.30	53.02	59.28	66.12	73.64	81.91	79
55	2.95	4.60	5.99	7.29	8.53	9.84	11.19	12.64	14.15	15.72	17.40	19.19	21.19	23.46	26.08	29.13	32.65	36.68	41.22	46.26	51.80	57.85	64.41	71.58	79.50	88.44	80
56	3.28	5.05	6.58	8.00	9.40	10.81	12.32	13.88	15.52	17.25	19.11	21.10	23.35	25.88	28.82	32.20	36.08	40.46	45.34	50.70	56.57	62.93	69.80	77.32	85.84	95.58	81
57	3.63	5.54	7.21	8.78	10.33	11.88	13.54	15.24	17.04	18.94	20.99	23.21	25.71	28.56	31.82	35.56	39.80	44.52	49.74	55.42	61.60	68.24	75.46	83.51	92.75	103.14	82
58	4.00	6.09	7.91	9.63	11.33	13.05	14.85	16.73	18.70	20.78	23.04	25.53	28.32	31.49	35.11	39.21	43.81	48.87	54.40	60.40	66.87	73.82	81.57	90.25	100.06	111.14	83
59	4.41	6.67	8.67	10.57	12.43	14.34	16.29	18.35	20.51	22.80	25.31	28.07	31.18	34.69	38.68	43.14	48.08	53.49	59.34	65.64	72.39	79.86	88.17	97.36	107.77	120.28	84
60	4.86	7.29	9.50	11.60	13.64	15.72	17.87	20.11	22.47	25.01	27.79	30.84	34.30	38.17	42.52	47.35	52.65	58.40	64.55	71.15	78.40	86.41	95.17	104.86	116.89	130.92	85
61	5.34	7.99	10.42	12.72	14.95	17.22	19.56	22.02	24.61	27.41	30.48	33.88	37.68	41.93	46.66	51.87	57.51	63.58	70.05	77.14	84.93	93.35	102.55	113.99	127.88	142.69	86
62	5.86	8.77	11.43	13.93	16.37	18.86	21.40	24.10	26.93	30.03	33.41	37.17	41.35	46.00	51.10	56.68	62.65	69.05	76.03	83.65	91.81	100.65	111.78	125.30	140.10	155.84	87
63	6.45	9.64	12.53	15.24	17.93	20.62	23.38	26.34	29.45	32.85	36.59	40.73	45.29	50.35	55.85	61.77	68.12	75.02	82.52	90.52	99.10	109.96	123.40	137.90	153.79	170.61	88
64	7.11	10.57	13.73	16.69	19.59	22.51	25.54	28.73	32.16	35.90	40.02	44.54	49.54	55.01	60.89	67.19	74.07	81.53	89.40	97.80	108.53	121.82	136.30	152.06	169.21	186.59	89

(B17) 14706-00-00 Final                    53                3/12/2017

2008 VBT MALE SMOKER -- AGE LAST BIRTHDAY
Duration
Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Att. Age
65	7.83	11.60	15.03	18.24	21.38	24.56	27.84	31.33	35.09	39.19	43.72	48.65	54.09	59.97	66.24	73.11	80.54	88.42	96.71	107.31	120.61	135.00	150.85	168.05	186.04	204.10	90
66	8.62	12.73	16.43	19.90	23.31	26.76	30.32	34.15	38.24	42.75	47.70	53.09	58.95	65.26	72.12	79.58	87.44	95.71	106.31	119.56	134.01	149.86	167.30	185.60	204.10	223.19	91
67	9.51	13.96	17.94	21.70	25.36	29.09	32.98	37.15	41.64	46.59	51.97	57.83	64.15	71.07	78.55	86.46	94.76	105.39	118.73	133.15	149.13	166.69	185.32	204.10	223.19	242.76	92
68	10.50	15.29	19.57	23.60	27.56	31.60	35.83	40.38	45.30	50.70	56.57	62.91	69.85	77.44	85.41	93.78	104.53	117.96	132.49	148.51	166.25	185.11	204.10	223.19	242.76	262.00	93
69	11.58	16.71	21.31	25.64	29.90	34.27	38.89	43.85	49.24	55.11	61.49	68.49	76.13	84.22	92.72	103.65	117.26	131.89	148.03	165.91	184.98	204.10	223.19	242.76	262.00	278.97	94
70	12.74	18.24	23.14	27.80	32.39	37.14	42.17	47.59	53.48	59.86	66.91	74.65	82.87	91.50	102.68	116.56	131.33	147.63	165.66	184.87	204.10	223.19	242.76	262.00	278.97	294.58	95
71	14.00	19.84	25.08	30.08	35.04	40.20	45.69	51.62	58.04	65.12	72.92	81.26	90.07	101.53	115.77	130.78	147.23	165.46	184.83	204.10	223.19	242.76	262.00	278.97	294.58	310.44	96
72	15.30	21.51	27.12	32.48	37.86	43.48	49.48	55.95	63.10	70.97	79.39	88.38	100.18	114.80	130.16	146.84	165.27	184.77	204.10	223.19	242.76	262.00	278.97	294.58	310.44	326.91	97
73	16.64	23.24	29.24	35.01	40.86	47.01	53.55	60.76	68.71	77.26	86.37	98.55	113.67	129.41	146.41	165.06	184.72	204.10	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	98
74	18.04	25.02	31.45	37.69	44.07	50.78	58.08	66.10	74.77	84.02	96.60	112.28	128.50	145.88	164.85	184.68	204.10	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	99
75	19.45	26.87	33.76	40.52	47.48	54.94	63.09	71.87	81.30	94.31	110.62	127.42	145.23	164.53	184.61	204.10	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	100
76	20.87	28.77	36.17	43.53	51.25	59.56	68.49	78.09	91.64	108.69	126.07	144.44	164.14	184.52	204.10	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	101
77	22.30	30.70	38.71	46.83	55.42	64.55	74.33	88.49	106.38	124.50	143.43	163.64	184.38	204.10	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	102
78	23.75	32.70	41.47	50.45	59.89	69.93	84.76	103.66	122.57	142.25	162.98	184.19	204.10	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	103
79	25.22	34.88	44.49	54.35	64.71	80.38	100.40	120.32	140.78	162.20	183.94	204.10	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	104
80	26.78	37.25	47.72	58.54	75.19	96.59	117.62	139.04	161.24	183.63	204.10	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	105
81	28.45	39.75	51.17	69.04	92.04	114.42	136.96	160.08	183.26	204.10	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	106
82	30.23	42.45	61.75	86.66	110.59	134.49	158.68	182.81	204.10	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	107
83	32.13	48.72	80.28	106.05	131.52	157.03	182.27	204.10	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	108
84	34.20	59.02	100.72	128.01	155.08	181.63	204.10	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	109
85	36.45	70.47	123.91	152.80	180.89	204.10	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	110
86	38.94	83.48	150.14	180.03	204.10	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	111
87	41.68	98.18	179.06	204.10	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	112
88	44.71	106.46	204.10	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	113
89	48.10	115.72	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	114
90	51.94	160.25	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	115
																										450.00	116
																										450.00	117
																										450.00	118
																										450.00	119
																										450.00	120

(B17) 14706-00-00 Final                    54                3/12/2017

2008 VBT FEMALE NONSMOKER -- AGE LAST BIRTHDAY
Duration
Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Att. Age
0	0.27	0.24	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	25
1	0.24	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	26
2	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	27
3	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	28
4	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	29
5	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	30
6	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	31
7	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	32
8	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	33
9	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	34
10	0.09	0.09	0.12	0.16	0.20	0.24	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	35
11	0.09	0.11	0.15	0.20	0.23	0.27	0.29	0.30	0.30	0.30	0.30	0.30	0.29	0.29	0.29	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	36
12	0.11	0.14	0.19	0.23	0.26	0.28	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.30	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	0.60	37
13	0.13	0.18	0.22	0.26	0.27	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.29	0.31	0.33	0.35	0.38	0.41	0.44	0.48	0.52	0.56	0.60	0.65	38
14	0.16	0.21	0.25	0.27	0.28	0.27	0.27	0.28	0.28	0.28	0.28	0.27	0.28	0.29	0.30	0.32	0.34	0.37	0.40	0.44	0.48	0.52	0.56	0.60	0.65	0.69	39
15	0.19	0.23	0.26	0.27	0.27	0.26	0.27	0.27	0.27	0.27	0.27	0.27	0.28	0.29	0.31	0.33	0.36	0.40	0.44	0.48	0.52	0.56	0.60	0.65	0.69	0.74	40
16	0.20	0.24	0.26	0.26	0.26	0.26	0.26	0.26	0.26	0.27	0.27	0.27	0.28	0.30	0.32	0.35	0.39	0.43	0.47	0.51	0.56	0.60	0.64	0.69	0.74	0.79	41
17	0.21	0.24	0.25	0.25	0.25	0.25	0.25	0.27	0.27	0.26	0.27	0.29	0.30	0.31	0.33	0.38	0.40	0.49	0.49	0.53	0.60	0.64	0.70	0.73	0.76	0.84	42
18	0.20	0.23	0.24	0.24	0.24	0.24	0.24	0.25	0.26	0.26	0.27	0.28	0.30	0.32	0.35	0.39	0.44	0.49	0.55	0.59	0.64	0.68	0.73	0.78	0.83	0.90	43
19	0.19	0.22	0.23	0.23	0.23	0.23	0.24	0.25	0.26	0.27	0.28	0.29	0.31	0.34	0.37	0.42	0.47	0.53	0.59	0.64	0.68	0.73	0.78	0.83	0.89	0.96	44
20	0.18	0.21	0.22	0.22	0.22	0.22	0.23	0.24	0.26	0.27	0.29	0.30	0.33	0.36	0.40	0.45	0.50	0.57	0.63	0.68	0.73	0.77	0.82	0.89	0.96	1.05	45
21	0.16	0.20	0.21	0.21	0.21	0.22	0.23	0.25	0.26	0.28	0.30	0.32	0.35	0.38	0.42	0.47	0.54	0.61	0.67	0.72	0.77	0.82	0.88	0.95	1.05	1.18	46
22	0.15	0.19	0.20	0.21	0.21	0.22	0.23	0.25	0.27	0.29	0.31	0.34	0.37	0.40	0.44	0.50	0.57	0.64	0.71	0.77	0.82	0.88	0.94	1.04	1.17	1.33	47
23	0.14	0.18	0.20	0.20	0.21	0.22	0.23	0.26	0.28	0.31	0.33	0.36	0.39	0.42	0.47	0.53	0.60	0.68	0.75	0.81	0.87	0.94	1.03	1.16	1.32	1.50	48
24	0.13	0.17	0.19	0.20	0.21	0.22	0.24	0.26	0.30	0.33	0.35	0.37	0.41	0.44	0.49	0.56	0.64	0.72	0.80	0.87	0.93	1.02	1.15	1.31	1.49	1.68	49
25	0.12	0.16	0.19	0.20	0.21	0.22	0.24	0.27	0.31	0.34	0.36	0.39	0.42	0.46	0.52	0.60	0.68	0.76	0.84	0.93	1.01	1.11	1.25	1.42	1.63	1.87	50
26	0.12	0.16	0.19	0.20	0.21	0.22	0.24	0.28	0.32	0.35	0.38	0.41	0.45	0.50	0.56	0.64	0.72	0.81	0.90	0.99	1.08	1.19	1.34	1.52	1.76	2.07	51
27	0.12	0.16	0.19	0.20	0.21	0.22	0.25	0.29	0.33	0.37	0.40	0.44	0.49	0.54	0.61	0.69	0.78	0.87	0.96	1.05	1.16	1.29	1.46	1.66	1.92	2.28	52
28	0.12	0.17	0.19	0.20	0.21	0.23	0.26	0.31	0.35	0.39	0.43	0.48	0.53	0.59	0.67	0.75	0.84	0.93	1.03	1.13	1.25	1.39	1.58	1.80	2.10	2.50	53
29	0.12	0.17	0.19	0.21	0.22	0.25	0.28	0.33	0.37	0.42	0.47	0.52	0.58	0.65	0.73	0.81	0.90	1.00	1.11	1.22	1.35	1.51	1.71	1.96	2.29	2.72	54
30	0.13	0.18	0.20	0.22	0.23	0.26	0.30	0.35	0.40	0.46	0.51	0.57	0.64	0.71	0.80	0.89	0.98	1.08	1.19	1.32	1.46	1.63	1.85	2.13	2.49	2.96	55
31	0.13	0.18	0.21	0.23	0.25	0.28	0.33	0.38	0.44	0.50	0.56	0.63	0.70	0.79	0.88	0.97	1.07	1.18	1.29	1.43	1.58	1.77	2.01	2.31	2.70	3.22	56

(B17) 14706-00-00 Final                    55                3/12/2017

2008 VBT FEMALE NONSMOKER -- AGE LAST BIRTHDAY
Duration
Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Att. Age
32	0.14	0.19	0.22	0.24	0.26	0.30	0.35	0.42	0.48	0.54	0.62	0.69	0.78	0.87	0.96	1.06	1.17	1.28	1.40	1.55	1.72	1.92	2.18	2.51	2.94	3.49	57
33	0.14	0.20	0.23	0.25	0.28	0.33	0.39	0.46	0.52	0.60	0.68	0.76	0.86	0.95	1.06	1.16	1.27	1.39	1.52	1.68	1.86	2.08	2.36	2.72	3.19	3.79	58
34	0.15	0.21	0.24	0.26	0.31	0.36	0.43	0.50	0.57	0.66	0.74	0.84	0.94	1.05	1.16	1.27	1.39	1.51	1.66	1.82	2.02	2.26	2.56	2.95	3.46	4.12	59
35	0.16	0.22	0.25	0.28	0.33	0.40	0.47	0.54	0.63	0.72	0.82	0.93	1.04	1.15	1.27	1.39	1.51	1.65	1.80	1.98	2.20	2.46	2.78	3.21	3.77	4.49	60
36	0.17	0.23	0.26	0.30	0.36	0.44	0.51	0.59	0.69	0.79	0.90	1.03	1.14	1.27	1.39	1.51	1.65	1.80	1.96	2.16	2.38	2.67	3.03	3.50	4.11	4.89	61
37	0.18	0.24	0.27	0.32	0.40	0.48	0.56	0.65	0.75	0.87	1.00	1.13	1.25	1.39	1.51	1.65	1.80	1.96	2.14	2.34	2.59	2.90	3.30	3.83	4.50	5.35	62
38	0.19	0.25	0.28	0.35	0.44	0.52	0.61	0.71	0.83	0.95	1.10	1.23	1.37	1.51	1.65	1.80	1.96	2.13	2.32	2.54	2.82	3.17	3.61	4.19	4.94	5.87	63
39	0.20	0.26	0.30	0.39	0.48	0.57	0.67	0.78	0.91	1.05	1.20	1.35	1.50	1.65	1.80	1.96	2.12	2.31	2.52	2.76	3.07	3.46	3.96	4.61	5.44	6.47	64
40	0.21	0.27	0.32	0.42	0.52	0.62	0.73	0.85	0.99	1.15	1.31	1.47	1.63	1.79	1.96	2.12	2.30	2.51	2.74	3.01	3.35	3.79	4.36	5.09	6.01	7.15	65
41	0.22	0.28	0.35	0.46	0.57	0.68	0.79	0.93	1.08	1.25	1.43	1.60	1.77	1.94	2.12	2.30	2.50	2.72	2.97	3.28	3.67	4.17	4.82	5.64	6.67	7.93	66
42	0.23	0.29	0.39	0.51	0.62	0.74	0.86	1.01	1.18	1.36	1.55	1.74	1.92	2.10	2.29	2.49	2.71	2.95	3.23	3.59	4.03	4.61	5.34	6.27	7.42	8.82	67
43	0.24	0.31	0.43	0.55	0.67	0.80	0.94	1.10	1.28	1.48	1.68	1.88	2.08	2.27	2.47	2.69	2.93	3.20	3.52	3.93	4.44	5.10	5.94	6.99	8.29	9.84	68
44	0.25	0.33	0.47	0.60	0.73	0.86	1.02	1.20	1.39	1.60	1.82	2.03	2.24	2.45	2.67	2.91	3.17	3.48	3.85	4.31	4.91	5.67	6.63	7.82	9.27	11.01	69
45	0.26	0.37	0.52	0.65	0.79	0.94	1.11	1.30	1.51	1.74	1.96	2.19	2.41	2.64	2.88	3.14	3.44	3.79	4.21	4.75	5.44	6.32	7.42	8.76	10.40	12.34	70
46	0.27	0.40	0.56	0.71	0.86	1.02	1.20	1.41	1.64	1.88	2.12	2.36	2.60	2.84	3.11	3.40	3.73	4.13	4.63	5.26	6.06	7.07	8.32	9.84	11.68	13.85	71
47	0.28	0.44	0.61	0.77	0.92	1.10	1.30	1.53	1.78	2.03	2.28	2.54	2.80	3.06	3.36	3.69	4.07	4.53	5.11	5.85	6.77	7.93	9.35	11.07	13.13	15.56	72
48	0.29	0.48	0.65	0.83	1.00	1.20	1.42	1.67	1.92	2.19	2.46	2.73	3.01	3.31	3.63	4.00	4.45	4.99	5.66	6.52	7.58	8.91	10.52	12.47	14.77	17.50	73
49	0.31	0.52	0.70	0.89	1.08	1.30	1.54	1.81	2.08	2.37	2.66	2.95	3.25	3.58	3.94	4.36	4.88	5.51	6.30	7.29	8.52	10.03	11.86	14.04	16.62	19.67	74
50	0.33	0.56	0.76	0.96	1.18	1.42	1.68	1.97	2.26	2.56	2.87	3.18	3.51	3.87	4.29	4.78	5.37	6.11	7.03	8.17	9.59	11.30	13.36	15.81	18.71	22.12	75
51	0.36	0.60	0.82	1.04	1.28	1.54	1.83	2.14	2.45	2.77	3.10	3.43	3.80	4.21	4.69	5.25	5.95	6.81	7.88	9.19	10.80	12.74	15.06	17.80	21.04	24.84	76
52	0.39	0.64	0.88	1.12	1.39	1.68	2.00	2.32	2.66	3.00	3.35	3.72	4.14	4.60	5.15	5.80	6.61	7.61	8.85	10.36	12.18	14.37	16.97	20.03	23.63	27.88	77
53	0.41	0.68	0.94	1.22	1.52	1.84	2.18	2.53	2.89	3.26	3.64	4.05	4.52	5.05	5.68	6.44	7.38	8.54	9.96	11.68	13.74	16.20	19.10	22.52	26.52	31.26	78
54	0.44	0.73	1.02	1.34	1.67	2.02	2.39	2.76	3.15	3.55	3.97	4.43	4.96	5.57	6.30	7.19	8.28	9.61	11.24	13.19	15.51	18.26	21.48	25.27	29.72	34.99	79
55	0.47	0.79	1.12	1.46	1.83	2.21	2.62	3.02	3.44	3.87	4.35	4.87	5.47	6.17	7.03	8.05	9.31	10.84	12.69	14.88	17.49	20.55	24.13	28.32	33.26	39.15	80
56	0.51	0.85	1.22	1.61	2.02	2.44	2.87	3.31	3.77	4.25	4.78	5.38	6.07	6.88	7.87	9.06	10.50	12.25	14.33	16.80	19.70	23.10	27.06	31.69	37.19	43.78	81
57	0.55	0.93	1.34	1.78	2.23	2.69	3.16	3.64	4.15	4.69	5.29	5.96	6.76	7.71	8.84	10.22	11.87	13.84	16.19	18.94	22.17	25.92	30.29	35.43	41.55	48.86	82
58	0.59	1.02	1.48	1.97	2.46	2.97	3.49	4.02	4.58	5.19	5.87	6.65	7.57	8.66	9.97	11.55	13.42	15.66	18.28	21.34	24.91	29.04	33.88	39.58	46.33	54.42	83
59	0.64	1.13	1.65	2.18	2.73	3.29	3.86	4.45	5.07	5.77	6.54	7.45	8.51	9.77	11.28	13.07	15.20	17.70	20.62	24.01	27.94	32.51	37.86	44.13	51.57	60.50	84
60	0.70	1.26	1.84	2.43	3.04	3.65	4.28	4.94	5.65	6.43	7.33	8.37	9.59	11.05	12.77	14.81	17.20	19.99	23.23	26.97	31.31	36.35	42.22	49.09	57.56	67.11	85
61	0.78	1.40	2.05	2.71	3.38	4.06	4.76	5.50	6.31	7.21	8.24	9.44	10.85	12.52	14.47	16.78	19.45	22.57	26.14	30.27	35.06	40.58	46.98	55.05	64.44	74.29	86
62	0.88	1.57	2.30	3.03	3.77	4.52	5.31	6.14	7.06	8.10	9.29	10.68	12.30	14.19	16.41	19.00	21.99	25.43	29.39	33.95	39.17	45.19	52.91	62.15	71.97	82.06	87
63	0.99	1.77	2.57	3.38	4.21	5.05	5.93	6.88	7.94	9.13	10.50	12.09	13.94	16.10	18.60	21.50	24.81	28.63	33.01	37.99	43.68	51.10	60.21	69.99	80.21	90.46	88
64	1.12	1.99	2.88	3.78	4.70	5.64	6.65	7.73	8.94	10.31	11.89	13.70	15.81	18.26	21.06	24.28	27.98	32.21	37.00	42.42	49.60	58.58	68.33	78.65	89.21	99.41	89

(B17) 14706-00-00 Final                    56                3/12/2017

2008 VBT FEMALE NONSMOKER -- AGE LAST BIRTHDAY
Duration
Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Att. Age
65	1.27	2.24	3.23	4.24	5.26	6.32	7.46	8.69	10.09	11.66	13.46	15.54	17.94	20.68	23.82	27.42	31.53	36.16	41.37	48.36	57.23	66.95	77.35	88.16	98.93	108.81	90
66	1.44	2.53	3.63	4.74	5.89	7.08	8.38	9.79	11.39	13.19	15.26	17.62	20.32	23.40	26.93	30.94	35.45	40.50	47.33	56.12	65.80	76.27	87.31	98.54	108.81	118.78	91
67	1.65	2.85	4.07	5.31	6.59	7.95	9.42	11.04	12.87	14.93	17.29	19.96	23.00	26.47	30.41	34.83	39.77	46.48	55.20	64.86	75.38	86.62	98.24	108.81	118.78	129.41	92
68	1.88	3.21	4.56	5.94	7.39	8.92	10.60	12.46	14.54	16.89	19.56	22.58	26.02	29.91	34.27	39.12	45.77	54.45	64.08	74.67	86.07	97.99	108.81	118.78	129.41	140.73	93
69	2.13	3.61	5.10	6.65	8.28	10.02	11.93	14.04	16.42	19.09	22.11	25.54	29.40	33.73	38.53	45.14	53.81	63.45	74.09	85.63	97.80	108.81	118.78	129.41	140.73	152.76	94
70	2.42	4.04	5.71	7.43	9.27	11.25	13.41	15.83	18.54	21.56	24.98	28.85	33.16	37.94	44.56	53.25	62.92	73.61	85.29	97.66	108.81	118.78	129.41	140.73	152.76	165.52	95
71	2.73	4.52	6.37	8.31	10.37	12.62	15.08	17.83	20.89	24.33	28.21	32.53	37.32	43.98	52.73	62.46	73.22	85.02	97.56	108.81	118.78	129.41	140.73	152.76	165.52	179.03	96
72	3.06	5.05	7.10	9.28	11.61	14.15	16.95	20.05	23.53	27.44	31.79	36.60	43.34	52.20	62.02	72.87	84.79	97.48	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	97
73	3.43	5.62	7.91	10.35	12.98	15.85	19.02	22.55	26.50	30.88	35.74	42.60	51.62	61.57	72.54	84.59	97.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	98
74	3.82	6.24	8.80	11.53	14.49	17.73	21.33	25.34	29.78	34.69	41.71	50.95	61.07	72.19	84.40	97.35	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	99
75	4.23	6.92	9.77	12.83	16.16	19.83	23.91	28.42	33.40	40.62	50.13	60.49	71.80	84.18	97.29	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	100
76	4.67	7.64	10.83	14.26	18.02	22.18	26.77	31.82	39.28	49.14	59.78	71.33	83.92	97.21	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	101
77	5.12	8.42	11.98	15.84	20.08	24.75	29.90	37.64	47.91	58.90	70.76	83.60	97.12	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	102
78	5.60	9.26	13.24	17.58	22.34	27.58	35.64	46.40	57.83	70.05	83.20	97.00	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	103
79	6.09	10.17	14.62	19.48	24.81	33.25	44.58	56.51	69.18	82.70	96.84	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	104
80	6.60	11.16	16.12	21.55	30.40	42.39	54.92	68.11	82.09	96.64	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	105
81	7.14	12.21	17.74	27.05	39.79	53.02	66.83	81.34	96.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	106
82	7.69	13.33	23.15	36.74	50.76	65.29	80.45	96.11	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	107
83	8.25	16.33	33.18	48.11	63.47	79.38	95.76	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	108
84	8.83	21.64	45.03	61.35	78.13	95.35	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	109
85	9.41	27.87	58.90	76.68	94.87	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	110
86	10.00	35.11	75.02	94.31	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	111
87	10.59	43.49	93.69	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	112
88	11.19	50.27	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	113
89	11.80	54.72	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	114
90	12.43	61.18	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	115
																										450.00	116
																										450.00	117
																										450.00	118
																										450.00	119
																										450.00	120
(B17) 14706-00-00 Final                    57                3/12/2017

2008 VBT FEMALE SMOKER -- AGE LAST BIRTHDAY
Duration
Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Att. Age
0	0.27	0.24	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	25
1	0.24	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	26
2	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	27
3	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	28
4	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	29
5	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	30
6	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	31
7	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	32
8	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	33
9	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	34
10	0.09	0.09	0.12	0.16	0.20	0.24	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	35
11	0.09	0.11	0.15	0.20	0.23	0.27	0.29	0.30	0.30	0.30	0.30	0.30	0.29	0.29	0.29	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	36
12	0.11	0.14	0.19	0.23	0.26	0.28	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.30	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	0.60	37
13	0.13	0.18	0.22	0.26	0.27	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.29	0.31	0.33	0.35	0.38	0.41	0.44	0.48	0.52	0.56	0.60	0.65	38
14	0.16	0.21	0.25	0.27	0.28	0.27	0.27	0.28	0.28	0.28	0.28	0.27	0.28	0.29	0.30	0.32	0.34	0.37	0.40	0.44	0.48	0.52	0.56	0.60	0.65	0.69	39
15	0.19	0.23	0.26	0.27	0.27	0.26	0.27	0.27	0.27	0.27	0.27	0.27	0.28	0.29	0.31	0.33	0.36	0.40	0.44	0.48	0.52	0.56	0.60	0.65	0.69	0.74	40
16	0.20	0.24	0.26	0.26	0.26	0.26	0.26	0.26	0.26	0.27	0.27	0.27	0.28	0.30	0.32	0.35	0.39	0.43	0.47	0.51	0.56	0.60	0.64	0.69	0.74	0.79	41
17	0.21	0.24	0.25	0.25	0.25	0.25	0.25	0.27	0.27	0.26	0.27	0.29	0.30	0.31	0.33	0.38	0.40	0.49	0.49	0.53	0.60	0.64	0.70	0.73	0.76	0.84	42
18	0.64	0.58	0.54	0.48	0.42	0.38	0.35	0.35	0.39	0.42	0.45	0.48	0.52	0.56	0.61	0.69	0.79	0.90	1.02	1.12	1.23	1.35	1.48	1.60	1.73	1.89	43
19	0.58	0.54	0.48	0.42	0.38	0.35	0.33	0.35	0.40	0.43	0.47	0.50	0.54	0.59	0.66	0.76	0.86	0.98	1.12	1.23	1.35	1.47	1.59	1.73	1.88	2.05	44
20	0.54	0.48	0.42	0.38	0.35	0.33	0.32	0.36	0.40	0.45	0.49	0.52	0.57	0.63	0.72	0.82	0.94	1.08	1.22	1.34	1.47	1.59	1.71	1.87	2.05	2.25	45
21	0.48	0.42	0.38	0.35	0.33	0.32	0.33	0.38	0.42	0.47	0.52	0.55	0.62	0.68	0.76	0.88	1.02	1.18	1.32	1.46	1.58	1.71	1.85	2.03	2.24	2.52	46
22	0.42	0.38	0.35	0.33	0.32	0.32	0.34	0.40	0.45	0.50	0.54	0.60	0.66	0.73	0.82	0.95	1.11	1.27	1.42	1.57	1.70	1.85	2.01	2.22	2.50	2.84	47
23	0.38	0.35	0.33	0.32	0.32	0.32	0.36	0.42	0.48	0.53	0.58	0.64	0.71	0.78	0.89	1.03	1.19	1.36	1.54	1.68	1.82	2.00	2.20	2.48	2.82	3.21	48
24	0.34	0.33	0.32	0.32	0.32	0.34	0.39	0.44	0.52	0.58	0.63	0.69	0.76	0.83	0.94	1.11	1.28	1.46	1.65	1.82	1.98	2.19	2.46	2.80	3.18	3.60	49
25	0.32	0.32	0.32	0.32	0.34	0.36	0.40	0.47	0.55	0.62	0.67	0.73	0.81	0.90	1.02	1.19	1.38	1.57	1.76	1.97	2.16	2.39	2.70	3.05	3.49	4.02	50
26	0.31	0.32	0.32	0.34	0.36	0.38	0.43	0.50	0.57	0.66	0.71	0.79	0.87	0.98	1.13	1.30	1.49	1.70	1.90	2.12	2.34	2.59	2.91	3.27	3.78	4.46	51
27	0.30	0.32	0.34	0.36	0.38	0.42	0.46	0.53	0.62	0.70	0.78	0.87	0.97	1.09	1.25	1.43	1.63	1.84	2.06	2.29	2.54	2.82	3.18	3.56	4.15	4.93	52
28	0.30	0.34	0.36	0.38	0.42	0.44	0.49	0.59	0.67	0.77	0.86	0.96	1.07	1.21	1.38	1.57	1.78	2.01	2.24	2.48	2.77	3.08	3.46	3.89	4.54	5.43	53
29	0.30	0.36	0.38	0.42	0.44	0.47	0.54	0.64	0.74	0.85	0.95	1.06	1.19	1.34	1.53	1.73	1.95	2.19	2.45	2.72	3.04	3.40	3.79	4.24	4.98	5.95	54
30	0.30	0.38	0.42	0.44	0.47	0.52	0.60	0.71	0.82	0.94	1.05	1.18	1.33	1.51	1.71	1.92	2.16	2.41	2.71	3.03	3.39	3.78	4.20	4.67	5.44	6.52	55
31	0.31	0.4	0.44	0.47	0.51	0.56	0.67	0.79	0.91	1.04	1.17	1.33	1.5	1.7	1.91	2.15	2.41	2.7	3.03	3.39	3.78	4.2	4.67	5.18	5.95	7.13	56

(B17) 14706-00-00 Final                    58                3/12/2017

2008 VBT FEMALE SMOKER -- AGE LAST BIRTHDAY
Duration
Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Att. Age
32	0.32	0.41	0.47	0.5	0.55	0.63	0.74	0.88	1.01	1.15	1.32	1.49	1.69	1.91	2.14	2.4	2.7	3.03	3.39	3.78	4.20	4.67	5.18	5.73	6.51	7.79	57
33	0.33	0.43	0.5	0.53	0.61	0.71	0.83	0.98	1.12	1.29	1.48	1.67	1.90	2.14	2.4	2.7	3.03	3.39	3.78	4.2	4.67	5.18	5.73	6.31	7.11	8.53	58
34	0.34	0.44	0.52	0.58	0.68	0.79	0.93	1.08	1.26	1.45	1.65	1.89	2.13	2.4	2.70	3.03	3.39	3.78	4.2	4.67	5.18	5.73	6.31	6.93	7.79	9.35	59
35	0.35	0.45	0.55	0.64	0.75	0.89	1.04	1.21	1.41	1.63	1.86	2.13	2.4	2.7	3.03	3.39	3.78	4.2	4.67	5.18	5.73	6.31	6.93	7.59	8.54	10.25	60
36	0.36	0.47	0.59	0.71	0.84	1.00	1.17	1.35	1.57	1.82	2.09	2.40	2.70	3.03	3.39	3.78	4.20	4.67	5.18	5.73	6.31	6.93	7.59	8.28	9.39	11.25	61
37	0.37	0.50	0.64	0.78	0.94	1.12	1.31	1.50	1.76	2.04	2.36	2.69	3.02	3.39	3.78	4.20	4.67	5.18	5.73	6.31	6.93	7.59	8.28	9.03	10.36	12.39	62
38	0.38	0.54	0.69	0.88	1.06	1.25	1.45	1.69	1.98	2.29	2.66	3.01	3.39	3.78	4.20	4.67	5.18	5.73	6.31	6.93	7.59	8.28	9.03	9.84	11.45	13.68	63
39	0.39	0.58	0.78	0.99	1.18	1.40	1.62	1.90	2.22	2.57	2.97	3.37	3.78	4.20	4.67	5.18	5.73	6.31	6.93	7.59	8.28	9.03	9.84	10.74	12.68	15.15	64
40	0.40	0.63	0.88	1.10	1.32	1.56	1.81	2.12	2.48	2.89	3.32	3.75	4.20	4.67	5.18	5.73	6.31	6.93	7.59	8.28	9.03	9.84	10.73	11.87	14.08	16.81	65
41	0.43	0.72	0.98	1.23	1.48	1.73	2.02	2.37	2.78	3.22	3.71	4.18	4.67	5.18	5.73	6.31	6.93	7.59	8.28	9.03	9.84	10.71	11.83	13.22	15.67	18.69	66
42	0.48	0.82	1.09	1.37	1.65	1.93	2.26	2.65	3.10	3.59	4.12	4.66	5.18	5.73	6.31	6.93	7.59	8.28	9.03	9.84	10.69	11.79	13.15	14.74	17.49	20.79	67
43	0.54	0.92	1.22	1.53	1.83	2.14	2.52	2.96	3.46	4.00	4.57	5.15	5.73	6.31	6.93	7.59	8.28	9.03	9.84	10.69	11.72	13.08	14.65	16.47	19.53	23.16	68
44	0.59	1.02	1.37	1.70	2.02	2.38	2.80	3.30	3.85	4.44	5.07	5.68	6.31	6.93	7.59	8.28	9.03	9.84	10.69	11.68	12.97	14.52	16.34	18.43	21.82	25.80	69
45	0.68	1.14	1.53	1.88	2.25	2.65	3.13	3.68	4.29	4.94	5.60	6.26	6.92	7.59	8.28	9.03	9.84	10.69	11.65	12.87	14.36	16.14	18.23	20.62	24.36	28.71	70
46	0.76	1.26	1.69	2.08	2.50	2.95	3.48	4.09	4.77	5.46	6.17	6.88	7.58	8.28	9.03	9.84	10.69	11.63	12.79	14.21	15.91	17.95	20.33	23.06	27.17	31.91	71
47	0.84	1.38	1.85	2.30	2.75	3.27	3.87	4.55	5.28	6.03	6.79	7.54	8.28	9.03	9.84	10.69	11.63	12.73	14.07	15.70	17.64	19.96	22.66	25.76	30.26	35.39	72
48	0.92	1.52	2.02	2.53	3.04	3.64	4.31	5.07	5.84	6.66	7.46	8.24	9.03	9.84	10.69	11.60	12.68	13.95	15.48	17.34	19.55	22.17	25.21	28.72	33.60	39.14	73
49	1.01	1.66	2.21	2.79	3.37	4.05	4.79	5.63	6.45	7.32	8.18	9.00	9.83	10.69	11.60	12.63	13.85	15.29	17.04	19.15	21.65	24.59	27.99	31.92	37.18	43.16	74
50	1.10	1.80	2.42	3.06	3.74	4.50	5.34	6.23	7.12	8.03	8.94	9.80	10.68	11.60	12.61	13.77	15.13	16.78	18.77	21.13	23.96	27.22	31.00	35.37	41.04	47.44	75
51	1.20	1.95	2.65	3.36	4.14	4.99	5.92	6.88	7.84	8.80	9.75	10.65	11.60	12.59	13.71	15.00	16.55	18.41	20.67	23.32	26.43	30.04	34.23	39.05	45.13	51.96	76
52	1.28	2.10	2.88	3.69	4.59	5.54	6.56	7.59	8.62	9.62	10.61	11.57	12.59	13.68	14.92	16.36	18.11	20.21	22.73	25.68	29.11	33.08	37.68	42.96	49.43	56.72	77
53	1.37	2.27	3.14	4.08	5.09	6.15	7.27	8.35	9.45	10.52	11.54	12.57	13.67	14.86	16.24	17.87	19.83	22.18	24.98	28.22	31.98	36.33	41.31	47.09	53.94	61.70	78
54	1.48	2.45	3.45	4.53	5.65	6.82	8.03	9.20	10.35	11.46	12.55	13.65	14.84	16.15	17.70	19.53	21.71	24.33	27.41	30.96	35.05	39.75	45.14	51.40	58.67	66.92	79
55	1.58	2.66	3.81	5.00	6.27	7.54	8.86	10.11	11.33	12.47	13.64	14.83	16.12	17.57	19.32	21.35	23.78	26.67	30.02	33.88	38.31	43.37	49.18	55.91	63.60	72.48	80
56	1.71	2.91	4.20	5.54	6.95	8.36	9.75	11.08	12.36	13.58	14.81	16.10	17.52	19.15	21.08	23.34	26.04	29.18	32.82	36.98	41.75	47.19	53.43	60.61	68.84	78.40	81
57	1.85	3.20	4.64	6.16	7.71	9.23	10.72	12.12	13.46	14.77	16.09	17.48	19.06	20.88	23.00	25.52	28.47	31.89	35.81	40.29	45.39	51.21	57.88	65.59	74.40	84.65	82
58	2.02	3.52	5.15	6.84	8.52	10.17	11.75	13.23	14.65	16.04	17.46	19.00	20.75	22.75	25.11	27.88	31.09	34.80	39.01	43.80	49.25	55.45	62.60	70.88	80.27	91.24	83
59	2.20	3.90	5.73	7.58	9.42	11.18	12.86	14.43	15.92	17.42	18.96	20.66	22.57	24.81	27.40	30.43	33.92	37.91	42.42	47.53	53.33	59.98	67.64	76.45	86.45	98.20	84
60	2.41	4.35	6.37	8.39	10.39	12.26	14.05	15.70	17.29	18.89	20.58	22.45	24.56	27.04	29.89	33.18	36.95	41.22	46.06	51.51	57.73	64.85	72.97	82.31	93.42	105.59	85
61	2.68	4.84	7.08	9.27	11.41	13.42	15.30	17.04	18.76	20.49	22.33	24.39	26.74	29.45	32.57	36.14	40.19	44.78	49.94	55.80	62.47	70.04	78.63	89.32	101.37	113.44	86
62	2.99	5.39	7.86	10.24	12.51	14.64	16.61	18.47	20.31	22.20	24.23	26.50	29.10	32.06	35.46	39.35	43.70	48.61	54.17	60.46	67.56	75.56	85.79	97.75	109.89	121.79	87
63	3.35	6.02	8.68	11.24	13.67	15.91	18.01	19.99	21.98	24.02	26.27	28.78	31.63	34.89	38.59	42.80	47.49	52.80	58.79	65.48	73.01	82.87	94.77	106.85	119.03	130.75	88
64	3.76	6.68	9.55	12.30	14.87	17.25	19.49	21.60	23.75	25.98	28.46	31.24	34.38	37.96	41.99	46.52	51.63	57.39	63.76	70.89	80.44	92.28	104.51	116.69	128.91	140.17	89

(B17) 14706-00-00 Final                    59                3/12/2017

2008 VBT FEMALE SMOKER -- AGE LAST BIRTHDAY
Duration
Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Att. Age
65	4.21	7.39	10.49	13.43	16.14	18.64	21.03	23.29	25.63	28.09	30.83	33.90	37.37	41.28	45.68	50.61	56.17	62.36	69.16	78.48	90.24	102.53	115.01	127.39	139.46	149.96	90
66	4.71	8.17	11.47	14.58	17.46	20.11	22.64	25.08	27.64	30.35	33.40	36.79	40.63	44.91	49.74	55.15	61.15	67.74	76.88	88.60	100.92	113.63	126.37	138.90	149.96	160.20	91
67	5.27	8.98	12.49	15.78	18.82	21.63	24.33	26.98	29.78	32.80	36.18	39.93	44.17	48.91	54.24	60.11	66.59	75.56	87.27	99.65	112.48	125.57	138.56	149.96	160.20	171.05	92
68	5.86	9.81	13.55	17.02	20.23	23.22	26.11	29.01	32.09	35.46	39.20	43.38	48.10	53.37	59.20	65.55	74.52	86.21	98.63	111.63	124.94	138.29	149.96	160.20	171.05	182.57	93
69	6.47	10.69	14.64	18.30	21.70	24.87	27.98	31.17	34.59	38.35	42.52	47.23	52.51	58.29	64.64	73.61	85.37	97.85	110.96	124.49	138.11	149.96	160.20	171.05	182.57	194.60	94
70	7.12	11.58	15.76	19.61	23.21	26.61	29.99	33.51	37.32	41.51	46.24	51.53	57.37	63.73	72.77	84.65	97.22	110.44	124.19	137.98	149.96	160.20	171.05	182.57	194.60	207.22	95
71	7.78	12.50	16.91	20.98	24.79	28.47	32.15	36.05	40.31	45.06	50.42	56.31	62.75	71.96	84.00	96.71	110.06	123.95	137.91	149.96	160.20	171.05	182.57	194.60	207.22	220.41	96
72	8.45	13.46	18.09	22.41	26.46	30.44	34.49	38.84	43.67	49.08	55.05	61.60	71.03	83.36	96.28	109.78	123.82	137.87	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	97
73	9.14	14.42	19.33	23.90	28.25	32.56	37.06	41.97	47.46	53.52	60.21	69.94	82.61	95.81	109.54	123.73	137.87	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	98
74	9.85	15.43	20.63	25.47	30.16	34.87	39.91	45.50	51.67	58.49	68.56	81.72	95.27	109.25	123.65	137.87	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	99
75	10.58	16.48	21.99	27.16	32.22	37.46	43.15	49.42	56.37	66.85	80.54	94.56	108.89	123.52	137.87	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	100
76	11.32	17.57	23.43	28.98	34.50	40.36	46.74	53.78	64.68	79.01	93.61	108.40	123.34	137.83	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	101
77	12.08	18.72	24.96	30.97	37.06	43.57	50.73	62.04	77.08	92.30	107.68	123.04	137.79	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	102
78	12.86	19.94	26.63	33.17	39.89	47.13	58.92	74.70	90.68	106.67	122.57	137.67	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	103
79	13.66	21.26	28.47	35.58	43.01	55.30	71.91	88.62	105.40	121.91	137.50	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	104
80	14.50	22.70	30.46	38.23	51.21	68.71	86.22	103.76	121.03	137.24	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	105
81	15.38	24.22	32.63	46.66	65.21	83.51	101.84	119.91	136.90	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	106
82	16.27	25.83	41.44	61.46	80.62	99.69	118.59	136.47	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	107
83	17.16	30.94	57.44	77.63	97.47	117.12	135.95	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	108
84	18.05	39.82	74.65	95.27	115.64	135.38	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	109
85	18.94	49.39	93.25	114.23	134.82	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	110
86	19.80	59.73	113.06	134.29	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	111
87	20.61	70.71	133.88	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	112
88	21.38	77.90	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	113
89	22.10	81.65	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	114
90	22.81	92.34	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	115
																										450.00	116
																										450.00	117
																										450.00	118
																										450.00	119
																										450.00	120

(B17) 14706-00-00 Final                    60                3/12/2017

2008 VBT MALE SMOKER COMPOSITE -- AGE LAST BIRTHDAY
Duration
Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Att. Age
0	0.52	0.32	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	25
1	0.32	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	26
2	0.24	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	27
3	0.19	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	28
4	0.16	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	29
5	0.15	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	30
6	0.14	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	31
7	0.12	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	32
8	0.11	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	0.95	33
9	0.10	0.09	0.11	0.17	0.28	0.40	0.53	0.65	0.75	0.84	0.92	0.99	1.04	1.06	1.04	1.00	0.96	0.91	0.88	0.87	0.86	0.87	0.89	0.91	0.95	0.99	34
10	0.09	0.11	0.17	0.27	0.39	0.52	0.63	0.75	0.82	0.90	0.98	1.03	1.05	1.03	0.99	0.95	0.90	0.87	0.86	0.86	0.87	0.88	0.91	0.94	0.99	1.05	35
11	0.10	0.16	0.26	0.38	0.50	0.61	0.71	0.80	0.87	0.95	1.00	1.03	1.01	0.97	0.93	0.88	0.85	0.84	0.84	0.85	0.86	0.89	0.93	0.98	1.04	1.11	36
12	0.15	0.25	0.36	0.48	0.59	0.70	0.77	0.84	0.91	0.97	1.00	0.98	0.95	0.91	0.86	0.83	0.82	0.83	0.83	0.85	0.88	0.91	0.97	1.03	1.10	1.17	37
13	0.24	0.35	0.46	0.57	0.66	0.74	0.81	0.88	0.93	0.96	0.95	0.92	0.88	0.84	0.82	0.80	0.81	0.82	0.83	0.85	0.90	0.95	1.01	1.08	1.16	1.24	38
14	0.33	0.44	0.53	0.64	0.71	0.78	0.84	0.90	0.92	0.91	0.88	0.86	0.82	0.80	0.79	0.79	0.80	0.81	0.83	0.87	0.92	0.99	1.05	1.13	1.22	1.32	39
15	0.42	0.51	0.60	0.67	0.74	0.81	0.86	0.87	0.87	0.85	0.81	0.79	0.77	0.77	0.77	0.78	0.79	0.81	0.85	0.90	0.96	1.03	1.10	1.19	1.29	1.40	40
16	0.49	0.56	0.63	0.70	0.77	0.82	0.84	0.82	0.81	0.78	0.74	0.74	0.74	0.75	0.76	0.77	0.79	0.83	0.88	0.93	1.00	1.07	1.16	1.25	1.36	1.48	41
17	0.54	0.59	0.65	0.74	0.78	0.82	0.82	0.79	0.77	0.74	0.71	0.72	0.73	0.74	0.75	0.78	0.81	0.85	0.89	0.96	1.03	1.13	1.23	1.33	1.46	1.58	42
18	0.60	0.64	0.70	0.76	0.78	0.78	0.75	0.73	0.71	0.71	0.72	0.75	0.78	0.80	0.84	0.88	0.94	1.00	1.06	1.14	1.24	1.34	1.46	1.60	1.77	1.96	43
19	0.61	0.65	0.70	0.73	0.74	0.72	0.69	0.67	0.66	0.68	0.70	0.74	0.77	0.81	0.86	0.90	0.97	1.03	1.11	1.18	1.29	1.41	1.54	1.70	1.88	2.09	44
20	0.62	0.65	0.67	0.68	0.68	0.65	0.63	0.62	0.63	0.66	0.69	0.74	0.78	0.83	0.88	0.94	1.00	1.07	1.15	1.24	1.35	1.48	1.62	1.80	2.00	2.22	45
21	0.61	0.62	0.62	0.62	0.61	0.60	0.58	0.59	0.61	0.65	0.68	0.73	0.80	0.85	0.91	0.97	1.04	1.11	1.20	1.29	1.41	1.55	1.72	1.91	2.11	2.36	46
22	0.58	0.56	0.56	0.56	0.55	0.55	0.55	0.56	0.59	0.62	0.67	0.74	0.81	0.87	0.94	1.00	1.08	1.15	1.24	1.35	1.48	1.64	1.81	2.01	2.24	2.52	47
23	0.53	0.50	0.50	0.50	0.51	0.52	0.53	0.54	0.57	0.60	0.68	0.75	0.83	0.90	0.97	1.04	1.12	1.20	1.29	1.41	1.56	1.71	1.89	2.12	2.37	2.68	48
24	0.47	0.44	0.44	0.45	0.48	0.49	0.51	0.52	0.55	0.61	0.69	0.77	0.86	0.94	1.01	1.08	1.16	1.25	1.35	1.47	1.62	1.79	1.99	2.24	2.52	2.86	49
25	0.42	0.39	0.40	0.43	0.45	0.46	0.48	0.50	0.54	0.62	0.70	0.79	0.88	0.96	1.04	1.12	1.20	1.31	1.41	1.55	1.70	1.90	2.11	2.38	2.68	3.06	50
26	0.37	0.36	0.38	0.41	0.43	0.44	0.46	0.50	0.55	0.63	0.72	0.81	0.90	0.99	1.08	1.17	1.26	1.38	1.50	1.65	1.82	2.03	2.27	2.54	2.87	3.28	51
27	0.32	0.33	0.37	0.40	0.42	0.43	0.46	0.50	0.56	0.65	0.74	0.84	0.94	1.03	1.13	1.23	1.33	1.46	1.60	1.77	1.96	2.19	2.43	2.72	3.08	3.53	52
28	0.29	0.32	0.37	0.40	0.41	0.43	0.47	0.51	0.58	0.67	0.77	0.88	0.99	1.09	1.19	1.30	1.42	1.56	1.72	1.90	2.11	2.35	2.61	2.92	3.31	3.80	53
29	0.26	0.31	0.36	0.40	0.42	0.44	0.47	0.52	0.60	0.69	0.81	0.93	1.05	1.16	1.27	1.40	1.52	1.68	1.86	2.05	2.27	2.53	2.81	3.14	3.55	4.10	54
30	0.23	0.31	0.37	0.41	0.44	0.46	0.49	0.54	0.63	0.74	0.87	1.00	1.12	1.24	1.36	1.50	1.65	1.82	2.01	2.22	2.46	2.72	3.02	3.37	3.83	4.45	55
31	0.22	0.32	0.39	0.43	0.46	0.47	0.51	0.57	0.67	0.8	0.93	1.08	1.21	1.34	1.48	1.62	1.79	1.98	2.18	2.41	2.66	2.94	3.25	3.64	4.14	4.83	56

(B17) 14706-00-00 Final                    61                3/12/2017

2008 VBT MALE SMOKER COMPOSITE -- AGE LAST BIRTHDAY
Duration
Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Att. Age
32	0.22	0.33	0.4	0.45	0.47	0.49	0.54	0.61	0.73	0.86	1.01	1.17	1.31	1.45	1.6	1.76	1.94	2.15	2.38	2.62	2.88	3.17	3.51	3.93	4.49	5.25	57
33	0.24	0.35	0.42	0.47	0.49	0.52	0.58	0.66	0.79	0.94	1.1	1.27	1.42	1.58	1.74	1.92	2.12	2.34	2.59	2.85	3.12	3.43	3.79	4.25	4.88	5.73	58
34	0.25	0.37	0.45	0.49	0.51	0.56	0.62	0.73	0.86	1.02	1.2	1.37	1.55	1.71	1.91	2.1	2.33	2.56	2.82	3.09	3.39	3.72	4.11	4.63	5.33	6.26	59
35	0.27	0.4	0.47	0.51	0.55	0.61	0.69	0.81	0.95	1.12	1.31	1.49	1.69	1.88	2.09	2.3	2.54	2.8	3.07	3.36	3.68	4.03	4.47	5.05	5.83	6.88	60
36	0.29	0.42	0.50	0.55	0.60	0.67	0.76	0.89	1.04	1.23	1.43	1.64	1.85	2.06	2.28	2.52	2.78	3.06	3.35	3.65	3.99	4.39	4.88	5.52	6.41	7.58	61
37	0.31	0.44	0.52	0.59	0.65	0.73	0.83	0.98	1.15	1.35	1.57	1.79	2.02	2.25	2.50	2.76	3.04	3.33	3.65	3.98	4.35	4.79	5.35	6.07	7.07	8.36	62
38	0.33	0.46	0.55	0.63	0.71	0.81	0.92	1.08	1.27	1.48	1.71	1.95	2.20	2.46	2.73	3.02	3.33	3.64	3.98	4.34	4.74	5.24	5.87	6.70	7.81	9.25	63
39	0.34	0.49	0.59	0.69	0.78	0.89	1.02	1.19	1.39	1.62	1.86	2.13	2.40	2.69	2.99	3.30	3.63	3.97	4.34	4.73	5.18	5.75	6.47	7.42	8.66	10.25	64
40	0.36	0.52	0.64	0.75	0.86	0.98	1.14	1.31	1.53	1.78	2.04	2.33	2.63	2.94	3.26	3.60	3.96	4.34	4.73	5.16	5.68	6.33	7.16	8.23	9.62	11.37	65
41	0.38	0.55	0.69	0.82	0.96	1.09	1.26	1.45	1.68	1.94	2.23	2.55	2.87	3.21	3.56	3.93	4.32	4.73	5.16	5.65	6.25	6.99	7.94	9.15	10.71	12.63	66
42	0.39	0.59	0.75	0.91	1.06	1.21	1.38	1.59	1.84	2.13	2.44	2.79	3.14	3.50	3.89	4.30	4.72	5.16	5.64	6.21	6.89	7.75	8.84	10.21	11.95	14.06	67
43	0.41	0.63	0.82	1.00	1.16	1.34	1.52	1.75	2.02	2.33	2.67	3.04	3.42	3.82	4.24	4.69	5.15	5.64	6.18	6.83	7.62	8.62	9.86	11.41	13.34	15.65	68
44	0.44	0.68	0.90	1.09	1.28	1.46	1.67	1.92	2.21	2.55	2.92	3.32	3.73	4.17	4.63	5.11	5.61	6.17	6.79	7.54	8.45	9.60	11.01	12.76	14.90	17.43	69
45	0.46	0.74	0.98	1.20	1.41	1.61	1.84	2.11	2.42	2.79	3.19	3.62	4.07	4.55	5.05	5.57	6.13	6.75	7.48	8.34	9.40	10.71	12.33	14.28	16.64	19.41	70
46	0.49	0.81	1.08	1.33	1.55	1.77	2.02	2.32	2.66	3.05	3.48	3.95	4.45	4.96	5.51	6.09	6.72	7.42	8.26	9.26	10.48	11.98	13.80	15.98	18.58	21.61	71
47	0.54	0.89	1.19	1.46	1.69	1.94	2.21	2.53	2.91	3.34	3.80	4.31	4.85	5.42	6.02	6.67	7.37	8.19	9.15	10.30	11.70	13.41	15.45	17.88	20.73	24.04	72
48	0.58	0.98	1.31	1.60	1.86	2.13	2.43	2.78	3.19	3.65	4.16	4.71	5.29	5.92	6.58	7.31	8.11	9.04	10.15	11.49	13.09	15.01	17.31	19.99	23.13	26.72	73
49	0.64	1.07	1.44	1.75	2.04	2.34	2.66	3.05	3.50	4.00	4.55	5.15	5.79	6.47	7.21	8.03	8.95	10.02	11.29	12.82	14.64	16.82	19.36	22.34	25.77	29.67	74
50	0.70	1.18	1.58	1.92	2.23	2.57	2.92	3.35	3.83	4.39	4.99	5.64	6.35	7.10	7.92	8.84	9.90	11.13	12.59	14.33	16.39	18.83	21.65	24.92	28.67	32.91	75
51	0.77	1.30	1.73	2.10	2.45	2.82	3.21	3.67	4.21	4.81	5.47	6.18	6.96	7.79	8.72	9.76	10.97	12.39	14.05	16.03	18.35	21.05	24.18	27.76	31.85	36.47	76
52	0.86	1.43	1.90	2.30	2.68	3.09	3.53	4.04	4.63	5.28	6.01	6.79	7.64	8.58	9.64	10.82	12.20	13.81	15.70	17.93	20.52	23.52	26.97	30.89	35.34	40.37	77
53	0.96	1.57	2.08	2.52	2.94	3.38	3.88	4.45	5.09	5.81	6.61	7.48	8.42	9.48	10.66	12.01	13.59	15.41	17.56	20.06	22.94	26.25	30.03	34.31	39.14	44.62	78
54	1.07	1.72	2.26	2.75	3.22	3.72	4.27	4.90	5.61	6.40	7.28	8.24	9.31	10.49	11.83	13.37	15.15	17.22	19.63	22.42	25.61	29.25	33.37	38.03	43.28	49.25	79
55	1.19	1.88	2.47	3.01	3.54	4.10	4.71	5.41	6.19	7.07	8.04	9.11	10.31	11.64	13.16	14.90	16.92	19.25	21.94	25.03	28.54	32.53	37.02	42.08	47.80	54.42	80
56	1.32	2.06	2.70	3.30	3.89	4.51	5.21	5.98	6.85	7.82	8.91	10.10	11.44	12.94	14.66	16.63	18.91	21.51	24.51	27.92	31.78	36.13	41.00	46.49	52.82	60.19	81
57	1.45	2.25	2.96	3.61	4.28	4.97	5.76	6.63	7.60	8.68	9.88	11.22	12.72	14.42	16.35	18.58	21.13	24.03	27.35	31.10	35.32	40.04	45.33	51.39	58.41	66.48	82
58	1.60	2.47	3.23	3.97	4.71	5.50	6.37	7.35	8.43	9.64	10.98	12.49	14.17	16.09	18.27	20.76	23.61	26.83	30.47	34.58	39.17	44.29	50.13	56.84	64.49	73.31	83
59	1.76	2.69	3.54	4.37	5.19	6.09	7.07	8.16	9.37	10.72	12.23	13.91	15.81	17.97	20.41	23.20	26.36	29.91	33.92	38.39	43.36	49.02	55.47	62.75	71.08	81.18	84
60	1.93	2.94	3.89	4.81	5.74	6.75	7.86	9.08	10.43	11.95	13.64	15.52	17.66	20.07	22.81	25.90	29.40	33.32	37.68	42.54	48.04	54.27	61.26	69.17	78.90	90.34	85
61	2.11	3.22	4.27	5.30	6.35	7.49	8.73	10.11	11.63	13.32	15.22	17.33	19.72	22.42	25.47	28.90	32.75	37.05	41.80	47.17	53.23	59.99	67.54	76.95	88.25	100.61	86
62	2.32	3.54	4.70	5.86	7.04	8.33	9.72	11.26	12.97	14.86	16.99	19.37	22.04	25.05	28.43	32.22	36.44	41.12	46.39	52.33	58.88	66.18	75.33	86.48	98.79	112.20	87
63	2.54	3.89	5.18	6.47	7.82	9.26	10.82	12.56	14.47	16.60	18.98	21.65	24.62	27.97	31.72	35.87	40.49	45.69	51.51	57.93	65.02	73.96	85.02	97.24	110.73	125.33	88
64	2.80	4.28	5.72	7.17	8.68	10.30	12.06	14.00	16.15	18.54	21.20	24.17	27.50	31.20	35.33	39.88	45.02	50.78	57.09	64.02	72.83	83.79	95.98	109.49	124.32	139.75	89

(B17) 14706-00-00 Final                    62                3/12/2017

2008 VBT MALE SMOKER COMPOSITE -- AGE LAST BIRTHDAY
Duration
Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Att. Age
65	3.09	4.73	6.33	7.95	9.65	11.47	13.45	15.62	18.02	20.69	23.67	26.98	30.68	34.77	39.30	44.39	50.08	56.34	63.16	71.86	82.78	94.93	108.51	123.48	139.35	155.74	90
66	3.41	5.23	7.01	8.82	10.73	12.77	14.98	17.43	20.11	23.10	26.41	30.10	34.18	38.69	43.75	49.42	55.62	62.38	71.03	81.91	94.07	107.68	122.83	139.03	155.74	173.35	91
67	3.78	5.79	7.77	9.80	11.93	14.21	16.69	19.43	22.43	25.76	29.45	33.54	38.04	43.10	48.74	54.93	61.66	70.28	81.17	93.34	107.02	122.31	138.79	155.74	173.35	191.79	92
68	4.20	6.42	8.62	10.88	13.26	15.82	18.59	21.64	24.99	28.70	32.80	37.32	42.37	48.03	54.21	60.94	69.59	80.51	92.72	106.47	121.90	138.61	155.74	173.35	191.79	210.41	93
69	4.68	7.13	9.56	12.08	14.73	17.59	20.69	24.09	27.83	31.95	36.49	41.57	47.23	53.44	60.18	68.89	79.89	92.17	106.00	121.57	138.47	155.74	173.35	191.79	210.41	227.66	94
70	5.22	7.92	10.61	13.41	16.37	19.55	23.01	26.80	30.96	35.52	40.63	46.33	52.56	59.35	68.15	79.28	91.65	105.59	121.30	138.37	155.74	173.35	191.79	210.41	227.66	244.30	95
71	5.83	8.79	11.77	14.87	18.16	21.71	25.56	29.77	34.39	39.53	45.27	51.55	58.39	67.33	78.63	91.14	105.21	121.07	138.29	155.74	173.35	191.79	210.41	227.66	244.30	261.61	96
72	6.50	9.74	13.04	16.48	20.14	24.08	28.36	33.03	38.24	44.02	50.35	57.27	66.37	77.89	90.59	104.82	120.85	138.22	155.74	173.35	191.79	210.41	227.66	244.30	261.61	280.01	97
73	7.24	10.79	14.43	18.24	22.30	26.68	31.44	36.70	42.55	48.95	55.93	65.23	77.03	89.97	104.40	120.63	138.16	155.74	173.35	191.79	210.41	227.66	244.30	261.61	280.01	301.27	98
74	8.05	11.94	15.96	20.17	24.67	29.53	34.87	40.80	47.28	54.33	63.87	75.99	89.23	103.91	120.37	138.09	155.74	173.35	191.79	210.41	227.66	244.30	261.61	280.01	301.27	323.85	99
75	8.92	13.20	17.62	22.27	27.26	32.71	38.72	45.29	52.44	62.24	74.76	88.34	103.34	120.06	138.00	155.74	173.35	191.79	210.41	227.66	244.30	261.61	280.01	301.27	323.85	345.63	100
76	9.86	14.56	19.42	24.56	30.15	36.26	42.92	50.19	60.30	73.29	87.28	102.63	119.68	137.90	155.74	173.35	191.79	210.41	227.66	244.30	261.61	280.01	301.27	323.85	345.63	365.69	101
77	10.89	16.02	21.38	27.12	33.36	40.15	47.51	58.00	71.52	86.00	101.78	119.20	137.75	155.74	173.35	191.79	210.41	227.66	244.30	261.61	280.01	301.27	323.85	345.63	365.69	383.22	102
78	11.99	17.61	23.56	29.96	36.87	44.37	55.27	69.42	84.46	100.75	118.61	137.57	155.74	173.35	191.79	210.41	227.66	244.30	261.61	280.01	301.27	323.85	345.63	365.69	383.22	397.59	103
79	13.19	19.38	25.97	33.05	40.70	52.05	66.93	82.63	99.51	117.90	137.34	155.74	173.35	191.79	210.41	227.66	244.30	261.61	280.01	301.27	323.85	345.63	365.69	383.22	397.59	409.50	104
80	14.50	21.34	28.60	36.41	48.32	64.02	80.47	98.04	117.03	137.06	155.74	173.35	191.79	210.41	227.66	244.30	261.61	280.01	301.27	323.85	345.63	365.69	383.22	397.59	409.50	420.33	105
81	15.95	23.45	31.45	43.96	60.61	77.94	96.30	116.02	136.72	155.74	173.35	191.79	210.41	227.66	244.30	261.61	280.01	301.27	323.85	345.63	365.69	383.22	397.59	409.50	420.33	430.64	106
82	17.52	25.75	38.94	56.65	74.98	94.27	114.81	136.32	155.74	173.35	191.79	210.41	227.66	244.30	261.61	280.01	301.27	323.85	345.63	365.69	383.22	397.59	409.50	420.33	430.64	439.13	107
83	19.22	30.36	52.10	71.55	91.89	113.41	135.85	155.74	173.35	191.79	210.41	227.66	244.30	261.61	280.01	301.27	323.85	345.63	365.69	383.22	397.59	409.50	420.33	430.64	439.13	444.17	108
84	21.05	37.82	67.62	89.15	111.80	135.30	155.74	173.35	191.79	210.41	227.66	244.30	261.61	280.01	301.27	323.85	345.63	365.69	383.22	397.59	409.50	420.33	430.64	439.13	444.17	448.02	109
85	23.03	46.55	86.02	109.94	134.69	155.74	173.35	191.79	210.41	227.66	244.30	261.61	280.01	301.27	323.85	345.63	365.69	383.22	397.59	409.50	420.33	430.64	439.13	444.17	448.02	450.00	110
86	25.18	56.83	107.84	133.98	155.74	173.35	191.79	210.41	227.66	244.30	261.61	280.01	301.27	323.85	345.63	365.69	383.22	397.59	409.50	420.33	430.64	439.13	444.17	448.02	450.00	450.00	111
87	27.48	68.91	133.19	155.74	173.35	191.79	210.41	227.66	244.30	261.61	280.01	301.27	323.85	345.63	365.69	383.22	397.59	409.50	420.33	430.64	439.13	444.17	448.02	450.00	450.00	450.00	112
88	29.97	76.97	155.74	173.35	191.79	210.41	227.66	244.30	261.61	280.01	301.27	323.85	345.63	365.69	383.22	397.59	409.50	420.33	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	113
89	32.68	85.93	173.35	191.79	210.41	227.66	244.30	261.61	280.01	301.27	323.85	345.63	365.69	383.22	397.59	409.50	420.33	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	114
90	35.68	118.95	191.79	210.41	227.66	244.30	261.61	280.01	301.27	323.85	345.63	365.69	383.22	397.59	410.88	420.33	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	115
																										450.00	116
																										450.00	117
																										450.00	118
																										450.00	119
																										450.00	120
(B17) 14706-00-00 Final                    63                3/12/2017

2008 VBT FEMALE SMOKER COMPOSITE -- AGE LAST BIRTHDAY
Duration
Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Att. Age
0	0.27	0.24	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	25
1	0.24	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	26
2	0.20	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	27
3	0.15	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	28
4	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	29
5	0.12	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	30
6	0.11	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	31
7	0.11	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	32
8	0.10	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	33
9	0.10	0.09	0.10	0.12	0.16	0.20	0.25	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	34
10	0.09	0.09	0.12	0.16	0.20	0.24	0.28	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	35
11	0.09	0.11	0.15	0.20	0.23	0.27	0.29	0.30	0.30	0.30	0.30	0.30	0.29	0.29	0.29	0.30	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	36
12	0.11	0.14	0.19	0.23	0.26	0.28	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.30	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	0.60	37
13	0.13	0.18	0.22	0.26	0.27	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.29	0.31	0.33	0.35	0.38	0.41	0.44	0.48	0.52	0.56	0.60	0.65	38
14	0.16	0.21	0.25	0.27	0.28	0.27	0.27	0.28	0.28	0.28	0.28	0.27	0.28	0.29	0.30	0.32	0.34	0.37	0.40	0.44	0.48	0.52	0.56	0.60	0.65	0.69	39
15	0.19	0.23	0.26	0.27	0.27	0.26	0.27	0.27	0.27	0.27	0.27	0.27	0.28	0.29	0.31	0.33	0.36	0.40	0.44	0.48	0.52	0.56	0.60	0.65	0.69	0.74	40
16	0.20	0.24	0.26	0.26	0.26	0.26	0.26	0.26	0.26	0.27	0.27	0.27	0.28	0.30	0.32	0.35	0.39	0.43	0.47	0.51	0.56	0.60	0.64	0.69	0.74	0.79	41
17	0.21	0.24	0.25	0.25	0.25	0.25	0.25	0.27	0.27	0.26	0.27	0.29	0.30	0.31	0.33	0.38	0.40	0.49	0.49	0.53	0.60	0.64	0.70	0.73	0.76	0.84	42
18	0.27	0.28	0.28	0.27	0.27	0.26	0.26	0.27	0.28	0.28	0.30	0.31	0.33	0.36	0.39	0.44	0.50	0.55	0.62	0.67	0.72	0.78	0.85	0.91	0.97	1.05	43
19	0.25	0.27	0.26	0.26	0.25	0.25	0.25	0.27	0.28	0.29	0.31	0.32	0.34	0.38	0.42	0.47	0.53	0.59	0.67	0.72	0.78	0.84	0.90	0.97	1.04	1.13	44
20	0.23	0.25	0.25	0.24	0.24	0.24	0.24	0.26	0.28	0.30	0.32	0.33	0.36	0.40	0.45	0.50	0.57	0.64	0.71	0.78	0.84	0.90	0.96	1.03	1.13	1.23	45
21	0.21	0.23	0.23	0.23	0.23	0.24	0.24	0.27	0.29	0.31	0.33	0.35	0.39	0.42	0.47	0.53	0.61	0.69	0.76	0.84	0.90	0.96	1.02	1.11	1.23	1.38	46
22	0.19	0.22	0.22	0.23	0.23	0.24	0.25	0.27	0.30	0.32	0.35	0.38	0.41	0.45	0.50	0.57	0.65	0.74	0.81	0.89	0.95	1.02	1.10	1.22	1.37	1.55	47
23	0.17	0.20	0.22	0.22	0.23	0.24	0.25	0.28	0.31	0.34	0.37	0.40	0.44	0.47	0.53	0.61	0.69	0.78	0.87	0.94	1.01	1.10	1.20	1.36	1.54	1.75	48
24	0.16	0.19	0.21	0.22	0.23	0.24	0.26	0.29	0.33	0.37	0.39	0.42	0.46	0.50	0.56	0.65	0.73	0.83	0.92	1.01	1.09	1.20	1.34	1.53	1.74	1.96	49
25	0.15	0.18	0.21	0.22	0.23	0.24	0.26	0.30	0.35	0.38	0.41	0.44	0.48	0.53	0.59	0.69	0.78	0.89	0.98	1.08	1.18	1.30	1.47	1.67	1.91	2.19	50
26	0.15	0.18	0.21	0.22	0.23	0.24	0.27	0.31	0.36	0.40	0.43	0.47	0.51	0.57	0.65	0.74	0.84	0.95	1.05	1.16	1.27	1.40	1.58	1.78	2.06	2.43	51
27	0.15	0.18	0.21	0.22	0.23	0.25	0.28	0.33	0.38	0.42	0.46	0.51	0.56	0.63	0.71	0.81	0.91	1.01	1.12	1.24	1.37	1.52	1.72	1.94	2.26	2.68	52
28	0.15	0.19	0.22	0.23	0.24	0.26	0.30	0.35	0.40	0.45	0.50	0.55	0.61	0.69	0.77	0.87	0.98	1.09	1.21	1.33	1.48	1.65	1.86	2.12	2.46	2.94	53
29	0.15	0.20	0.22	0.24	0.25	0.28	0.32	0.38	0.43	0.49	0.54	0.60	0.67	0.75	0.85	0.95	1.06	1.18	1.31	1.44	1.61	1.79	2.02	2.30	2.69	3.21	54
30	0.16	0.21	0.23	0.25	0.27	0.30	0.35	0.41	0.47	0.53	0.59	0.66	0.74	0.83	0.94	1.05	1.16	1.28	1.42	1.57	1.75	1.95	2.21	2.51	2.93	3.50	55
31	0.16	0.21	0.24	0.27	0.29	0.32	0.38	0.44	0.51	0.58	0.65	0.73	0.82	0.93	1.04	1.15	1.27	1.4	1.55	1.72	1.91	2.14	2.41	2.75	3.19	3.80	56

(B17) 14706-00-00 Final                    64                3/12/2017

2008 VBT FEMALE SMOKER COMPOSITE -- AGE LAST BIRTHDAY
Duration
Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Att. Age
32	0.17	0.22	0.26	0.28	0.31	0.35	0.41	0.48	0.56	0.64	0.72	0.81	0.92	1.03	1.14	1.26	1.4	1.54	1.7	1.89	2.09	2.34	2.63	2.99	3.47	4.14	57
33	0.17	0.23	0.27	0.29	0.33	0.39	0.45	0.53	0.61	0.70	0.8	0.9	1.02	1.13	1.26	1.39	1.54	1.69	1.86	2.06	2.29	2.55	2.87	3.26	3.78	4.51	58
34	0.18	0.24	0.28	0.31	0.36	0.43	0.5	0.58	0.68	0.78	0.88	1	1.12	1.25	1.39	1.53	1.69	1.85	2.04	2.25	2.5	2.78	3.12	3.55	4.11	4.91	59
35	0.19	0.25	0.3	0.33	0.4	0.47	0.55	0.64	0.74	0.86	0.98	1.11	1.24	1.39	1.53	1.69	1.85	2.04	2.24	2.46	2.73	3.04	3.4	3.87	4.48	5.35	60
36	0.20	0.27	0.31	0.36	0.44	0.52	0.61	0.71	0.82	0.95	1.08	1.23	1.38	1.53	1.69	1.85	2.04	2.24	2.45	2.69	2.97	3.31	3.71	4.22	4.90	5.85	61
37	0.21	0.28	0.33	0.39	0.48	0.57	0.68	0.78	0.90	1.04	1.20	1.36	1.52	1.69	1.85	2.04	2.24	2.44	2.68	2.94	3.24	3.61	4.05	4.61	5.38	6.41	62
38	0.22	0.30	0.35	0.43	0.53	0.63	0.74	0.86	1.00	1.15	1.33	1.50	1.67	1.85	2.04	2.24	2.44	2.67	2.92	3.20	3.53	3.94	4.43	5.04	5.92	7.04	63
39	0.23	0.31	0.37	0.48	0.58	0.70	0.81	0.95	1.10	1.27	1.46	1.65	1.84	2.03	2.24	2.44	2.66	2.91	3.18	3.49	3.85	4.30	4.85	5.53	6.53	7.77	64
40	0.24	0.33	0.41	0.53	0.64	0.76	0.89	1.04	1.22	1.41	1.61	1.81	2.01	2.23	2.44	2.66	2.90	3.17	3.46	3.80	4.20	4.70	5.32	6.11	7.22	8.60	65
41	0.25	0.35	0.45	0.58	0.71	0.84	0.98	1.14	1.34	1.54	1.77	1.98	2.20	2.43	2.66	2.90	3.16	3.45	3.77	4.15	4.59	5.15	5.87	6.78	8.02	9.55	66
42	0.27	0.37	0.49	0.64	0.78	0.92	1.07	1.26	1.47	1.69	1.93	2.17	2.41	2.64	2.89	3.15	3.44	3.75	4.10	4.53	5.03	5.68	6.51	7.54	8.93	10.62	67
43	0.29	0.40	0.55	0.70	0.84	1.00	1.17	1.38	1.61	1.86	2.11	2.37	2.63	2.88	3.14	3.43	3.74	4.08	4.47	4.94	5.53	6.30	7.25	8.41	9.97	11.84	68
44	0.31	0.44	0.61	0.77	0.92	1.09	1.28	1.51	1.76	2.03	2.31	2.58	2.85	3.13	3.41	3.71	4.05	4.43	4.88	5.42	6.12	7.00	8.09	9.41	11.16	13.24	69
45	0.33	0.48	0.67	0.84	1.01	1.19	1.41	1.66	1.93	2.22	2.51	2.80	3.09	3.39	3.69	4.02	4.40	4.82	5.33	5.97	6.78	7.79	9.04	10.54	12.50	14.80	70
46	0.35	0.53	0.73	0.92	1.10	1.31	1.54	1.81	2.11	2.42	2.73	3.03	3.34	3.66	4.00	4.37	4.78	5.26	5.86	6.61	7.54	8.70	10.12	11.83	14.00	16.56	71
47	0.37	0.58	0.80	1.00	1.20	1.43	1.69	1.98	2.31	2.63	2.96	3.29	3.62	3.96	4.33	4.74	5.20	5.76	6.46	7.33	8.40	9.74	11.35	13.28	15.70	18.54	72
48	0.39	0.63	0.86	1.08	1.30	1.57	1.85	2.18	2.51	2.86	3.21	3.56	3.92	4.29	4.69	5.14	5.68	6.33	7.14	8.14	9.38	10.90	12.73	14.90	17.60	20.74	73
49	0.41	0.69	0.93	1.18	1.42	1.72	2.03	2.38	2.74	3.11	3.49	3.86	4.24	4.64	5.09	5.60	6.22	6.97	7.91	9.07	10.49	12.22	14.27	16.72	19.71	23.20	74
50	0.45	0.75	1.01	1.28	1.56	1.88	2.23	2.60	2.99	3.38	3.78	4.17	4.58	5.03	5.54	6.12	6.84	7.71	8.79	10.12	11.74	13.69	16.01	18.75	22.06	25.92	75
51	0.49	0.80	1.09	1.39	1.71	2.06	2.45	2.85	3.26	3.67	4.09	4.52	4.97	5.47	6.04	6.71	7.54	8.55	9.80	11.31	13.15	15.33	17.94	20.99	24.65	28.91	76
52	0.52	0.86	1.18	1.51	1.87	2.26	2.68	3.11	3.55	3.99	4.44	4.90	5.41	5.96	6.61	7.39	8.34	9.50	10.93	12.66	14.72	17.18	20.08	23.47	27.51	32.21	77
53	0.56	0.92	1.27	1.65	2.06	2.49	2.94	3.40	3.87	4.35	4.83	5.33	5.89	6.52	7.27	8.16	9.25	10.59	12.22	14.16	16.48	19.23	22.44	26.20	30.64	35.83	78
54	0.60	0.99	1.39	1.81	2.26	2.74	3.23	3.73	4.23	4.74	5.26	5.82	6.44	7.16	8.02	9.04	10.29	11.82	13.67	15.85	18.44	21.48	25.03	29.19	34.07	39.79	79
55	0.64	1.07	1.52	1.99	2.50	3.01	3.55	4.08	4.62	5.16	5.74	6.37	7.07	7.88	8.87	10.05	11.48	13.22	15.29	17.73	20.61	23.97	27.89	32.46	37.81	44.16	80
56	0.69	1.16	1.67	2.20	2.76	3.32	3.90	4.48	5.06	5.65	6.29	6.99	7.79	8.72	9.85	11.20	12.83	14.79	17.10	19.82	23.01	26.71	31.02	36.03	41.94	48.97	81
57	0.74	1.27	1.84	2.43	3.05	3.67	4.30	4.92	5.54	6.20	6.91	7.69	8.61	9.68	10.97	12.51	14.35	16.55	19.13	22.15	25.65	29.71	34.43	39.95	46.48	54.23	82
58	0.80	1.40	2.03	2.70	3.37	4.05	4.73	5.40	6.09	6.82	7.61	8.50	9.55	10.78	12.25	13.99	16.07	18.53	21.39	24.71	28.56	33.00	38.19	44.28	51.43	59.95	83
59	0.87	1.54	2.26	2.99	3.73	4.47	5.21	5.95	6.70	7.52	8.41	9.43	10.62	12.03	13.70	15.67	18.01	20.73	23.90	27.54	31.75	36.63	42.33	48.98	56.80	66.15	84
60	0.96	1.72	2.52	3.32	4.14	4.94	5.75	6.55	7.40	8.30	9.32	10.49	11.84	13.45	15.34	17.56	20.16	23.18	26.66	30.66	35.28	40.63	46.83	54.07	62.95	72.88	85
61	1.07	1.92	2.81	3.69	4.58	5.46	6.34	7.23	8.18	9.20	10.35	11.69	13.24	15.05	17.19	19.68	22.57	25.90	29.71	34.11	39.18	45.00	51.73	60.19	69.98	80.16	86
62	1.19	2.14	3.13	4.11	5.08	6.04	7.00	7.99	9.05	10.22	11.54	13.05	14.81	16.87	19.27	22.05	25.24	28.90	33.11	37.93	43.43	49.75	57.84	67.49	77.66	88.02	87
63	1.34	2.41	3.49	4.56	5.63	6.68	7.74	8.85	10.05	11.37	12.87	14.59	16.59	18.92	21.60	24.69	28.21	32.26	36.88	42.12	48.08	55.87	65.39	75.53	86.04	96.51	88
64	1.52	2.70	3.88	5.06	6.22	7.39	8.57	9.81	11.17	12.66	14.37	16.33	18.60	21.21	24.20	27.62	31.53	35.99	41.02	46.69	54.23	63.64	73.76	84.36	95.16	105.52	89

(B17) 14706-00-00 Final                    65                3/12/2017

2008 VBT FEMALE SMOKER COMPOSITE -- AGE LAST BIRTHDAY
Duration
Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Att. Age
65	1.71	3.02	4.32	5.62	6.89	8.17	9.49	10.88	12.42	14.12	16.07	18.30	20.85	23.77	27.10	30.90	35.23	40.09	45.55	52.88	62.18	72.29	83.00	94.05	105.01	114.99	90
66	1.94	3.38	4.80	6.22	7.63	9.04	10.52	12.08	13.83	15.76	17.98	20.50	23.37	26.63	30.35	34.57	39.30	44.58	51.77	60.99	71.07	81.87	93.17	104.60	114.99	124.99	91
67	2.19	3.77	5.33	6.88	8.43	10.00	11.66	13.43	15.41	17.61	20.12	22.96	26.17	29.84	33.98	38.63	43.80	50.84	60.01	70.08	80.95	92.46	104.29	114.99	124.99	135.65	92
68	2.47	4.20	5.91	7.61	9.31	11.07	12.93	14.94	17.17	19.68	22.51	25.70	29.33	33.43	38.01	43.09	50.09	59.21	69.27	80.21	91.90	104.04	114.99	124.99	135.65	147.01	93
69	2.78	4.67	6.53	8.40	10.29	12.25	14.33	16.61	19.15	21.98	25.17	28.79	32.87	37.41	42.45	49.42	58.55	68.62	79.62	91.46	103.85	114.99	124.99	135.65	147.01	159.03	94
70	3.12	5.17	7.22	9.26	11.36	13.55	15.90	18.48	21.35	24.55	28.17	32.26	36.79	41.81	48.80	57.96	68.07	79.14	91.13	103.71	114.99	124.99	135.65	147.01	159.03	171.77	95
71	3.48	5.72	7.96	10.21	12.54	14.99	17.65	20.56	23.81	27.44	31.54	36.10	41.13	48.18	57.42	67.60	78.74	90.86	103.61	114.99	124.99	135.65	147.01	159.03	171.77	185.24	96
72	3.87	6.31	8.75	11.25	13.84	16.59	19.58	22.87	26.56	30.69	35.28	40.35	47.49	56.88	67.16	78.41	90.65	103.54	114.99	124.99	135.65	147.01	159.03	171.77	185.24	204.76	97
73	4.28	6.94	9.62	12.38	15.26	18.36	21.72	25.46	29.64	34.28	39.41	46.70	56.28	66.71	78.09	90.47	103.48	114.99	124.99	135.65	147.01	159.03	171.77	185.24	204.76	231.34	98
74	4.72	7.62	10.57	13.62	16.84	20.31	24.12	28.37	33.06	38.26	45.74	55.57	66.21	77.76	90.29	103.43	114.99	124.99	135.65	147.01	159.03	171.77	185.24	204.76	231.34	258.17	99
75	5.19	8.35	11.60	14.98	18.57	22.48	26.80	31.57	36.84	44.56	54.70	65.60	77.36	90.08	103.37	114.99	124.99	135.65	147.01	159.03	171.77	185.24	204.76	231.34	258.17	284.87	100
76	5.67	9.13	12.72	16.47	20.49	24.91	29.76	35.11	43.09	53.62	64.86	76.90	89.83	103.31	114.99	124.99	135.65	147.01	159.03	171.77	185.24	204.76	231.34	258.17	284.87	311.02	101
77	6.17	9.97	13.93	18.11	22.63	27.58	33.02	41.30	52.29	63.92	76.30	89.52	103.22	114.99	124.99	135.65	147.01	159.03	171.77	185.24	204.76	231.34	258.17	284.87	311.02	336.14	102
78	6.69	10.86	15.24	19.92	24.98	30.52	39.14	50.65	62.76	75.55	89.11	103.10	114.99	124.99	135.65	147.01	159.03	171.77	185.24	204.76	231.34	258.17	284.87	311.02	336.14	359.29	103
79	7.22	11.84	16.69	21.90	27.54	36.56	48.68	61.34	74.62	88.59	102.94	114.99	124.99	135.65	147.01	159.03	171.77	185.24	204.76	231.34	258.17	284.87	311.02	336.14	359.29	380.52	104
80	7.79	12.89	18.27	24.06	33.52	46.34	59.62	73.46	87.94	102.74	114.99	124.99	135.65	147.01	159.03	171.77	185.24	204.76	231.34	258.17	284.87	311.02	336.14	359.29	380.52	398.26	105
81	8.38	14.01	19.98	30.00	43.61	57.59	72.08	87.13	102.48	114.99	124.99	135.65	147.01	159.03	171.77	185.24	204.76	231.34	258.17	284.87	311.02	336.14	359.29	380.52	398.26	410.64	106
82	8.98	15.21	25.90	40.45	55.24	70.45	86.17	102.17	114.99	124.99	135.65	147.01	159.03	171.77	185.24	204.76	231.34	258.17	284.87	311.02	336.14	359.29	380.52	398.26	410.64	422.39	107
83	9.59	18.53	36.83	52.54	68.58	85.04	101.79	114.99	124.99	135.65	147.01	159.03	171.77	185.24	204.76	231.34	258.17	284.87	311.02	336.14	359.29	380.52	398.26	410.64	422.39	433.44	108
84	10.21	24.37	49.48	66.45	83.76	101.35	114.99	124.99	135.65	147.01	159.03	171.77	185.24	204.76	231.34	258.17	284.87	311.02	336.14	359.29	380.52	398.26	410.64	422.39	433.44	443.72	109
85	10.84	31.10	64.06	82.31	100.86	114.99	124.99	135.65	147.01	159.03	171.77	185.24	204.76	231.34	258.17	284.87	311.02	336.14	359.29	380.52	398.26	410.64	422.39	433.44	443.72	450.00	110
86	11.47	38.81	80.73	100.31	114.99	124.99	135.65	147.01	159.03	171.77	185.24	204.76	231.34	258.17	284.87	311.02	336.14	359.29	380.52	398.26	410.64	422.39	433.44	443.72	450.00	450.00	111
87	12.10	47.58	99.72	114.99	124.99	135.65	147.01	159.03	171.77	185.24	204.76	231.34	258.17	284.87	311.02	336.14	359.29	380.52	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	112
88	12.72	54.42	114.99	124.99	135.65	147.01	159.03	171.77	185.24	204.76	231.34	258.17	284.87	311.02	336.14	359.29	380.52	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	113
89	13.34	58.76	124.99	135.65	147.01	159.03	171.77	185.24	204.76	231.34	258.17	284.87	311.02	336.14	359.29	380.52	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	114
90	13.98	65.84	135.65	147.01	159.03	171.77	185.24	204.76	231.34	258.17	284.87	311.02	336.14	359.29	380.52	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	115
																										450.00	116
																										450.00	117
																										450.00	118
																										450.00	119
																										450.00	120

(B17) 14706-00-00 Final                    66                3/12/2017

EXHIBIT E - RATE SCHEUDLE FOR CONVERSIONS, EXCHANGES, REPLACEMENTS

Reinsurer’s 2014 Conversion Rates
Male/Female Distinct, Non-Smoker/Smoker Distinct
Age Nearest and Last Birthday

(B17) 14706-00-00 Final                    67                3/12/2017

RGA Conversion Rates per 1000 -- Male Non-Smoker ANB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
1	0.53	0.32	0.22	0.18	0.14	0.13	0.12	0.11	0.09	0.09	0.08	0.08	0.10	0.16	0.25	0.32	0.39	0.44	0.47	0.48	0.50	0.50	0.48	0.45	0.40	0.35	0.31	0.26	0.25	0.22	0.19
2	0.32	0.22	0.18	0.14	0.13	0.12	0.11	0.09	0.09	0.08	0.08	0.11	0.17	0.26	0.34	0.41	0.46	0.49	0.51	0.53	0.54	0.52	0.48	0.43	0.37	0.32	0.29	0.26	0.27	0.26	0.25
3	0.22	0.18	0.14	0.13	0.12	0.11	0.09	0.09	0.08	0.08	0.11	0.18	0.26	0.36	0.43	0.48	0.53	0.55	0.57	0.58	0.56	0.53	0.48	0.43	0.37	0.32	0.31	0.29	0.31	0.30	0.30
4	0.18	0.14	0.13	0.12	0.11	0.09	0.09	0.08	0.08	0.11	0.19	0.28	0.37	0.45	0.52	0.56	0.59	0.61	0.62	0.61	0.58	0.53	0.48	0.43	0.37	0.34	0.32	0.31	0.33	0.32	0.33
5	0.14	0.13	0.12	0.11	0.09	0.09	0.08	0.08	0.11	0.19	0.29	0.38	0.47	0.54	0.59	0.62	0.65	0.66	0.65	0.62	0.58	0.52	0.47	0.42	0.38	0.36	0.34	0.32	0.33	0.34	0.35
6	0.16	0.15	0.14	0.12	0.11	0.09	0.09	0.14	0.23	0.36	0.49	0.60	0.69	0.76	0.80	0.84	0.86	0.86	0.82	0.76	0.68	0.62	0.56	0.51	0.48	0.45	0.43	0.40	0.44	0.44	0.45
7	0.18	0.16	0.14	0.13	0.11	0.11	0.16	0.28	0.43	0.59	0.74	0.85	0.94	0.99	1.04	1.08	1.06	1.03	0.94	0.86	0.78	0.70	0.65	0.61	0.59	0.55	0.53	0.53	0.55	0.55	0.55
8	0.17	0.14	0.13	0.11	0.11	0.17	0.28	0.43	0.60	0.75	0.91	0.99	1.05	1.11	1.15	1.13	1.08	1.01	0.93	0.84	0.77	0.71	0.68	0.64	0.61	0.57	0.57	0.57	0.57	0.59	0.60
9	0.14	0.13	0.12	0.12	0.17	0.29	0.44	0.61	0.77	0.92	1.04	1.11	1.17	1.21	1.21	1.17	1.09	1.00	0.91	0.83	0.78	0.74	0.72	0.69	0.65	0.62	0.64	0.65	0.64	0.65	0.66
10	0.12	0.11	0.11	0.16	0.27	0.42	0.58	0.72	0.87	0.98	1.08	1.14	1.19	1.19	1.15	1.08	0.99	0.91	0.83	0.78	0.76	0.74	0.71	0.66	0.66	0.67	0.69	0.70	0.68	0.69	0.73
11	0.12	0.12	0.18	0.30	0.47	0.65	0.81	0.98	1.10	1.21	1.32	1.38	1.39	1.35	1.27	1.16	1.06	0.98	0.94	0.89	0.87	0.85	0.83	0.83	0.84	0.85	0.87	0.88	0.87	0.91	0.97
12	0.11	0.16	0.27	0.42	0.58	0.72	0.87	0.98	1.08	1.18	1.26	1.27	1.24	1.16	1.09	1.00	0.93	0.88	0.86	0.83	0.82	0.81	0.81	0.82	0.83	0.86	0.87	0.88	0.88	0.92	0.98
13	0.15	0.25	0.39	0.54	0.68	0.82	0.92	1.01	1.10	1.18	1.22	1.20	1.13	1.06	0.97	0.91	0.86	0.84	0.82	0.81	0.81	0.82	0.83	0.84	0.86	0.89	0.90	0.92	0.92	0.97	1.02
14	0.24	0.37	0.51	0.63	0.76	0.86	0.95	1.03	1.11	1.14	1.14	1.08	1.01	0.94	0.87	0.84	0.82	0.80	0.78	0.78	0.80	0.81	0.83	0.85	0.87	0.90	0.91	0.95	0.99	1.04	1.11
15	0.36	0.49	0.62	0.75	0.84	0.92	1.01	1.08	1.11	1.11	1.07	1.01	0.93	0.87	0.84	0.82	0.80	0.79	0.79	0.80	0.82	0.84	0.86	0.89	0.91	0.95	0.97	1.00	1.08	1.13	1.20
16	0.52	0.65	0.78	0.88	0.97	1.06	1.13	1.17	1.17	1.12	1.08	1.00	0.94	0.89	0.87	0.86	0.85	0.85	0.86	0.88	0.90	0.94	0.96	0.99	1.02	1.06	1.09	1.13	1.16	1.24	1.32
17	0.65	0.78	0.88	0.97	1.06	1.13	1.17	1.17	1.12	1.08	1.02	0.96	0.91	0.89	0.88	0.87	0.87	0.88	0.90	0.94	0.96	0.99	1.02	1.06	1.09	1.12	1.17	1.22	1.21	1.28	1.37
18	0.78	0.88	0.97	1.06	1.13	1.17	1.17	1.12	1.08	1.02	0.97	0.94	0.91	0.90	0.89	0.89	0.90	0.92	0.96	0.99	1.02	1.06	1.09	1.13	1.17	1.21	1.27	1.33	1.31	1.40	1.52
19	0.88	0.97	1.06	1.13	1.17	1.17	1.12	1.08	1.02	0.97	0.96	0.94	0.91	0.91	0.91	0.92	0.96	0.98	1.01	1.06	1.09	1.13	1.17	1.21	1.25	1.30	1.36	1.45	1.45	1.55	1.67
20	0.97	1.06	1.13	1.17	1.17	1.12	1.08	1.02	0.97	0.96	0.95	0.94	0.94	0.94	0.95	0.98	1.01	1.05	1.09	1.12	1.17	1.21	1.25	1.31	1.35	1.41	1.50	1.60	1.59	1.70	1.83
21	1.13	1.21	1.25	1.25	1.20	1.15	1.09	1.03	1.02	1.01	1.02	1.01	1.02	1.05	1.07	1.10	1.15	1.20	1.25	1.30	1.35	1.40	1.46	1.53	1.60	1.65	1.75	1.87	1.75	1.89	2.03
22	1.11	1.14	1.14	1.10	1.05	1.00	0.95	0.94	0.92	0.94	0.95	0.95	0.97	1.00	1.04	1.09	1.13	1.18	1.24	1.29	1.34	1.40	1.47	1.54	1.59	1.67	1.77	1.90	1.90	2.04	2.19
23	1.14	1.14	1.10	1.05	1.00	0.95	0.94	0.92	0.94	0.95	0.97	0.99	1.02	1.06	1.11	1.16	1.21	1.28	1.33	1.40	1.46	1.54	1.62	1.69	1.76	1.85	1.98	2.12	2.11	2.26	2.43
24	1.14	1.10	1.05	1.00	0.95	0.94	0.92	0.94	0.95	0.97	1.00	1.03	1.09	1.14	1.19	1.25	1.31	1.39	1.45	1.53	1.61	1.70	1.78	1.87	1.97	2.07	2.21	2.37	2.36	2.53	2.71
25	1.10	1.05	1.00	0.95	0.94	0.92	0.94	0.95	0.97	1.00	1.04	1.10	1.15	1.21	1.28	1.35	1.42	1.51	1.59	1.68	1.78	1.87	1.98	2.09	2.20	2.34	2.49	2.68	2.66	2.86	3.07
26	0.96	0.91	0.86	0.85	0.84	0.85	0.86	0.88	0.91	0.95	0.99	1.05	1.11	1.18	1.25	1.33	1.40	1.49	1.58	1.69	1.77	1.88	2.00	2.13	2.26	2.42	2.58	2.77	2.75	2.96	3.20
27	0.91	0.86	0.85	0.84	0.85	0.86	0.88	0.91	0.95	0.99	1.05	1.11	1.18	1.25	1.33	1.40	1.49	1.58	1.69	1.77	1.88	2.00	2.13	2.26	2.42	2.58	2.77	2.98	2.96	3.20	3.47
28	0.86	0.85	0.84	0.85	0.86	0.88	0.91	0.95	0.99	1.05	1.11	1.18	1.25	1.33	1.40	1.49	1.58	1.69	1.77	1.88	2.00	2.13	2.26	2.42	2.58	2.77	2.98	3.21	3.20	3.47	3.77
29	0.85	0.84	0.85	0.86	0.88	0.91	0.95	0.99	1.05	1.11	1.18	1.25	1.33	1.40	1.49	1.58	1.69	1.77	1.88	2.00	2.13	2.26	2.42	2.58	2.77	2.98	3.21	3.47	3.47	3.77	4.10
30	0.84	0.85	0.86	0.88	0.91	0.95	0.99	1.05	1.11	1.18	1.25	1.33	1.40	1.49	1.58	1.69	1.77	1.88	2.00	2.13	2.26	2.42	2.58	2.77	2.98	3.21	3.47	3.76	3.77	4.10	4.47
31	0.76	0.77	0.79	0.81	0.85	0.89	0.95	1.00	1.06	1.12	1.19	1.26	1.34	1.42	1.51	1.59	1.69	1.79	1.91	2.03	2.17	2.32	2.49	2.68	2.88	3.12	3.38	3.67	3.88	4.22	4.62
32	0.77	0.79	0.81	0.85	0.89	0.95	1.00	1.06	1.12	1.19	1.26	1.34	1.42	1.51	1.59	1.69	1.79	1.91	2.03	2.17	2.32	2.49	2.68	2.88	3.12	3.38	3.67	3.99	4.22	4.62	5.08

(B17) 14706-00-00 Final                    68                3/12/2017

RGA Conversion Rates per 1000 -- Male Non-Smoker ANB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
33	0.79	0.81	0.85	0.89	0.95	1.00	1.06	1.12	1.19	1.26	1.34	1.42	1.51	1.59	1.69	1.79	1.91	2.03	2.17	2.32	2.49	2.68	2.88	3.12	3.38	3.67	3.99	4.35	4.62	5.08	5.59
34	0.81	0.85	0.89	0.95	1.00	1.06	1.12	1.19	1.26	1.34	1.42	1.51	1.59	1.69	1.79	1.91	2.03	2.17	2.32	2.49	2.68	2.88	3.12	3.38	3.67	3.99	4.35	4.76	5.08	5.59	6.17
35	0.85	0.89	0.95	1.00	1.06	1.12	1.19	1.26	1.34	1.42	1.51	1.59	1.69	1.79	1.91	2.03	2.17	2.32	2.49	2.68	2.88	3.12	3.38	3.67	3.99	4.35	4.76	5.23	5.59	6.17	6.83
36	0.82	0.86	0.91	0.97	1.02	1.09	1.15	1.22	1.30	1.38	1.46	1.54	1.64	1.74	1.86	1.98	2.12	2.27	2.45	2.63	2.85	3.09	3.35	3.65	3.98	4.35	4.78	5.26	6.17	6.83	7.57
37	0.86	0.91	0.97	1.02	1.09	1.15	1.22	1.30	1.38	1.46	1.54	1.64	1.74	1.86	1.98	2.12	2.27	2.45	2.63	2.85	3.09	3.35	3.65	3.98	4.35	4.78	5.26	5.81	6.83	7.57	8.40
38	0.91	0.97	1.02	1.09	1.15	1.22	1.30	1.38	1.46	1.54	1.64	1.74	1.86	1.98	2.12	2.27	2.45	2.63	2.85	3.09	3.35	3.65	3.98	4.35	4.78	5.26	5.81	6.42	7.57	8.40	9.35
39	0.97	1.02	1.09	1.15	1.22	1.30	1.38	1.46	1.54	1.64	1.74	1.86	1.98	2.12	2.27	2.45	2.63	2.85	3.09	3.35	3.65	3.98	4.35	4.78	5.26	5.81	6.42	7.12	8.40	9.35	10.42
40	1.02	1.09	1.15	1.22	1.30	1.38	1.46	1.54	1.64	1.74	1.86	1.98	2.12	2.27	2.45	2.63	2.85	3.09	3.35	3.65	3.98	4.35	4.78	5.26	5.81	6.42	7.12	7.90	9.35	10.42	11.63
41	1.09	1.15	1.22	1.30	1.38	1.46	1.54	1.64	1.74	1.86	1.98	2.12	2.27	2.45	2.63	2.85	3.09	3.35	3.65	3.98	4.35	4.78	5.26	5.81	6.42	7.12	7.90	8.80	9.81	10.94	12.22
42	1.15	1.22	1.30	1.38	1.46	1.54	1.64	1.74	1.86	1.98	2.12	2.27	2.45	2.63	2.85	3.09	3.35	3.65	3.98	4.35	4.78	5.26	5.81	6.42	7.12	7.90	8.80	9.81	10.94	12.22	13.66
43	1.22	1.30	1.38	1.46	1.54	1.64	1.74	1.86	1.98	2.12	2.27	2.45	2.63	2.85	3.09	3.35	3.65	3.98	4.35	4.78	5.26	5.81	6.42	7.12	7.90	8.80	9.81	10.94	12.22	13.66	15.28
44	1.30	1.38	1.46	1.54	1.64	1.74	1.86	1.98	2.12	2.27	2.45	2.63	2.85	3.09	3.35	3.65	3.98	4.35	4.78	5.26	5.81	6.42	7.12	7.90	8.80	9.81	10.94	12.22	13.66	15.28	17.08
45	1.38	1.46	1.54	1.64	1.74	1.86	1.98	2.12	2.27	2.45	2.63	2.85	3.09	3.35	3.65	3.98	4.35	4.78	5.26	5.81	6.42	7.12	7.90	8.80	9.81	10.94	12.22	13.66	15.28	17.08	19.10
46	1.37	1.45	1.54	1.64	1.74	1.86	1.99	2.13	2.30	2.47	2.67	2.90	3.14	3.42	3.73	4.08	4.49	4.94	5.45	6.02	6.68	7.41	8.25	9.20	10.26	11.46	12.81	14.33	15.48	17.31	19.34
47	1.45	1.54	1.64	1.74	1.86	1.99	2.13	2.30	2.47	2.67	2.90	3.14	3.42	3.73	4.08	4.49	4.94	5.45	6.02	6.68	7.41	8.25	9.20	10.26	11.46	12.81	14.33	16.01	17.31	19.34	21.59
48	1.54	1.64	1.74	1.86	1.99	2.13	2.30	2.47	2.67	2.90	3.14	3.42	3.73	4.08	4.49	4.94	5.45	6.02	6.68	7.41	8.25	9.20	10.26	11.46	12.81	14.33	16.01	17.90	19.34	21.59	24.09
49	1.64	1.74	1.86	1.99	2.13	2.30	2.47	2.67	2.90	3.14	3.42	3.73	4.08	4.49	4.94	5.45	6.02	6.68	7.41	8.25	9.20	10.26	11.46	12.81	14.33	16.01	17.90	20.00	21.59	24.09	26.85
50	1.74	1.86	1.99	2.13	2.30	2.47	2.67	2.90	3.14	3.42	3.73	4.08	4.49	4.94	5.45	6.02	6.68	7.41	8.25	9.20	10.26	11.46	12.81	14.33	16.01	17.90	20.00	22.34	24.09	26.85	29.89
51	1.74	1.86	1.99	2.14	2.30	2.49	2.70	2.93	3.19	3.48	3.81	4.19	4.61	5.08	5.62	6.23	6.92	7.70	8.58	9.58	10.70	11.96	13.37	14.95	16.71	18.67	20.85	23.26	25.93	28.86	32.09
52	1.86	1.99	2.14	2.30	2.49	2.70	2.93	3.19	3.48	3.81	4.19	4.61	5.08	5.62	6.23	6.92	7.70	8.58	9.58	10.70	11.96	13.37	14.95	16.71	18.67	20.85	23.26	25.93	28.86	32.09	35.78
53	1.99	2.14	2.30	2.49	2.70	2.93	3.19	3.48	3.81	4.19	4.61	5.08	5.62	6.23	6.92	7.70	8.58	9.58	10.70	11.96	13.37	14.95	16.71	18.67	20.85	23.26	25.93	28.86	32.09	35.78	39.84
54	2.14	2.30	2.49	2.70	2.93	3.19	3.48	3.81	4.19	4.61	5.08	5.62	6.23	6.92	7.70	8.58	9.58	10.70	11.96	13.37	14.95	16.71	18.67	20.85	23.26	25.93	28.86	32.09	35.78	39.84	44.29
55	2.30	2.49	2.70	2.93	3.19	3.48	3.81	4.19	4.61	5.08	5.62	6.23	6.92	7.70	8.58	9.58	10.70	11.96	13.37	14.95	16.71	18.67	20.85	23.26	25.93	28.86	32.09	35.78	39.84	44.29	49.15
56	2.49	2.70	2.93	3.19	3.48	3.81	4.19	4.61	5.08	5.62	6.23	6.92	7.70	8.58	9.58	10.70	11.96	13.37	14.95	16.71	18.67	20.85	23.26	25.93	28.86	32.09	35.78	39.84	42.71	47.40	53.08
57	2.70	2.93	3.19	3.48	3.81	4.19	4.61	5.08	5.62	6.23	6.92	7.70	8.58	9.58	10.70	11.96	13.37	14.95	16.71	18.67	20.85	23.26	25.93	28.86	32.09	35.78	39.84	44.29	47.40	53.08	59.47
58	2.93	3.19	3.48	3.81	4.19	4.61	5.08	5.62	6.23	6.92	7.70	8.58	9.58	10.70	11.96	13.37	14.95	16.71	18.67	20.85	23.26	25.93	28.86	32.09	35.78	39.84	44.29	49.15	53.08	59.47	66.64
59	3.19	3.48	3.81	4.19	4.61	5.08	5.62	6.23	6.92	7.70	8.58	9.58	10.70	11.96	13.37	14.95	16.71	18.67	20.85	23.26	25.93	28.86	32.09	35.78	39.84	44.29	49.15	55.05	59.47	66.64	74.84
60	3.48	3.81	4.19	4.61	5.08	5.62	6.23	6.92	7.70	8.58	9.58	10.70	11.96	13.37	14.95	16.71	18.67	20.85	23.26	25.93	28.86	32.09	35.78	39.84	44.29	49.15	55.05	61.68	66.64	74.84	84.11

(B17) 14706-00-00 Final                    69                3/12/2017

RGA Conversion Rates per 1000 -- Male Non-Smoker ANB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
61	3.67	4.04	4.44	4.90	5.42	6.01	6.67	7.43	8.28	9.23	10.31	11.53	12.89	14.41	16.11	18.00	20.10	22.43	25.00	27.83	30.94	34.51	38.42	42.71	47.40	53.08	59.47	66.64	74.84	84.11	94.05
62	4.04	4.44	4.90	5.42	6.01	6.67	7.43	8.28	9.23	10.31	11.53	12.89	14.41	16.11	18.00	20.10	22.43	25.00	27.83	30.94	34.51	38.42	42.71	47.40	53.08	59.47	66.64	74.84	84.11	94.05	105.53
63	4.44	4.90	5.42	6.01	6.67	7.43	8.28	9.23	10.31	11.53	12.89	14.41	16.11	18.00	20.10	22.43	25.00	27.83	30.94	34.51	38.42	42.71	47.40	53.08	59.47	66.64	74.84	84.11	94.05	105.53	117.64
64	4.90	5.42	6.01	6.67	7.43	8.28	9.23	10.31	11.53	12.89	14.41	16.11	18.00	20.10	22.43	25.00	27.83	30.94	34.51	38.42	42.71	47.40	53.08	59.47	66.64	74.84	84.11	94.05	105.53	117.64	130.34
65	5.42	6.01	6.67	7.43	8.28	9.23	10.31	11.53	12.89	14.41	16.11	18.00	20.10	22.43	25.00	27.83	30.94	34.51	38.42	42.71	47.40	53.08	59.47	66.64	74.84	84.11	94.05	105.53	117.64	130.34	142.74
66	6.01	6.67	7.43	8.28	9.23	10.31	11.53	12.89	14.41	16.11	18.00	20.10	22.43	25.00	27.83	30.94	34.51	38.42	42.71	47.40	53.08	59.47	66.64	74.84	84.11	94.05	105.53	117.64	135.17	148.02	159.37
67	6.67	7.43	8.28	9.23	10.31	11.53	12.89	14.41	16.11	18.00	20.10	22.43	25.00	27.83	30.94	34.51	38.42	42.71	47.40	53.08	59.47	66.64	74.84	84.11	94.05	105.53	117.64	130.34	148.02	159.37	171.84
68	7.43	8.28	9.23	10.31	11.53	12.89	14.41	16.11	18.00	20.10	22.43	25.00	27.83	30.94	34.51	38.42	42.71	47.40	53.08	59.47	66.64	74.84	84.11	94.05	105.53	117.64	130.34	142.74	159.37	171.84	184.07
69	8.28	9.23	10.31	11.53	12.89	14.41	16.11	18.00	20.10	22.43	25.00	27.83	30.94	34.51	38.42	42.71	47.40	53.08	59.47	66.64	74.84	84.11	94.05	105.53	117.64	130.34	142.74	153.68	171.84	184.07	198.56
70	9.23	10.31	11.53	12.89	14.41	16.11	18.00	20.10	22.43	25.00	27.83	30.94	34.51	38.42	42.71	47.40	53.08	59.47	66.64	74.84	84.11	94.05	105.53	117.64	130.34	142.74	153.68	165.70	184.07	198.56	214.89
71	10.70	11.96	13.37	14.95	16.71	18.67	20.85	23.26	25.93	28.86	32.09	35.78	39.84	44.29	49.15	55.05	61.68	69.11	77.62	87.22	97.53	109.44	122.00	135.17	148.02	159.37	171.84	184.07	212.74	230.24	247.61
72	11.96	13.37	14.95	16.71	18.67	20.85	23.26	25.93	28.86	32.09	35.78	39.84	44.29	49.15	55.05	61.68	69.11	77.62	87.22	97.53	109.44	122.00	135.17	148.02	159.37	171.84	184.07	198.56	230.24	247.61	264.09
73	13.37	14.95	16.71	18.67	20.85	23.26	25.93	28.86	32.09	35.78	39.84	44.29	49.15	55.05	61.68	69.11	77.62	87.22	97.53	109.44	122.00	135.17	148.02	159.37	171.84	184.07	198.56	214.89	247.61	264.09	279.14
74	14.95	16.71	18.67	20.85	23.26	25.93	28.86	32.09	35.78	39.84	44.29	49.15	55.05	61.68	69.11	77.62	87.22	97.53	109.44	122.00	135.17	148.02	159.37	171.84	184.07	198.56	214.89	231.11	264.09	279.14	291.95
75	16.71	18.67	20.85	23.26	25.93	28.86	32.09	35.78	39.84	44.29	49.15	55.05	61.68	69.11	77.62	87.22	97.53	109.44	122.00	135.17	148.02	159.37	171.84	184.07	198.56	214.89	231.11	246.48	279.14	291.95	302.55
76	20.00	22.34	24.92	27.78	30.92	34.38	38.34	42.69	47.45	52.67	58.98	66.08	74.05	83.16	93.45	104.50	117.26	130.71	144.83	158.60	170.75	184.11	197.21	212.74	230.24	247.61	264.09	279.14	340.60	352.98	363.87
77	22.34	24.92	27.78	30.92	34.38	38.34	42.69	47.45	52.67	58.98	66.08	74.05	83.16	93.45	104.50	117.26	130.71	144.83	158.60	170.75	184.11	197.21	212.74	230.24	247.61	264.09	279.14	291.95	352.98	363.87	373.54
78	24.92	27.78	30.92	34.38	38.34	42.69	47.45	52.67	58.98	66.08	74.05	83.16	93.45	104.50	117.26	130.71	144.83	158.60	170.75	184.11	197.21	212.74	230.24	247.61	264.09	279.14	291.95	302.55	363.87	373.54	382.52
79	27.78	30.92	34.38	38.34	42.69	47.45	52.67	58.98	66.08	74.05	83.16	93.45	104.50	117.26	130.71	144.83	158.60	170.75	184.11	197.21	212.74	230.24	247.61	264.09	279.14	291.95	302.55	311.89	373.54	382.52	387.30
80	30.92	34.38	38.34	42.69	47.45	52.67	58.98	66.08	74.05	83.16	93.45	104.50	117.26	130.71	144.83	158.60	170.75	184.11	197.21	212.74	230.24	247.61	264.09	279.14	291.95	302.55	311.89	320.18	382.52	387.30	391.06
81	40.11	44.73	49.81	55.36	61.44	68.81	77.10	86.39	97.02	109.03	121.91	136.80	152.50	168.96	185.03	199.21	214.80	230.08	248.19	268.62	288.88	308.11	325.66	340.60	352.98	363.87	373.54	382.52	450.00	450.00	450.00
82	44.73	49.81	55.36	61.44	68.81	77.10	86.39	97.02	109.03	121.91	136.80	152.50	168.96	185.03	199.21	214.80	230.08	248.19	268.62	288.88	308.11	325.66	340.60	352.98	363.87	373.54	382.52	387.30	450.00	450.00	450.00
83	49.81	55.36	61.44	68.81	77.10	86.39	97.02	109.03	121.91	136.80	152.50	168.96	185.03	199.21	214.80	230.08	248.19	268.62	288.88	308.11	325.66	340.60	352.98	363.87	373.54	382.52	387.30	391.06	450.00	450.00	450.00
84	55.36	61.44	68.81	77.10	86.39	97.02	109.03	121.91	136.80	152.50	168.96	185.03	199.21	214.80	230.08	248.19	268.62	288.88	308.11	325.66	340.60	352.98	363.87	373.54	382.52	387.30	391.06	393.75	450.00	450.00	450.00
85	61.44	68.81	77.10	86.39	97.02	109.03	121.91	136.80	152.50	168.96	185.03	199.21	214.80	230.08	248.19	268.62	288.88	308.11	325.66	340.60	352.98	363.87	373.54	382.52	387.30	391.06	393.75	393.75	450.00	450.00	450.00
86	82.57	92.52	103.67	116.42	130.83	146.30	164.16	182.99	202.76	222.03	239.05	257.75	276.10	297.83	322.34	346.66	369.73	390.79	408.72	423.57	436.64	448.25	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
87	92.52	103.67	116.42	130.83	146.30	164.16	182.99	202.76	222.03	239.05	257.75	276.10	297.83	322.34	346.66	369.73	390.79	408.72	423.57	436.64	448.25	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
88	103.67	116.42	130.83	146.30	164.16	182.99	202.76	222.03	239.05	257.75	276.10	297.83	322.34	346.66	369.73	390.79	408.72	423.57	436.64	448.25	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
89	116.42	130.83	146.30	164.16	182.99	202.76	222.03	239.05	257.75	276.10	297.83	322.34	346.66	369.73	390.79	408.72	423.57	436.64	448.25	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
90	130.83	146.30	164.16	182.99	202.76	222.03	239.05	257.75	276.10	297.83	322.34	346.66	369.73	390.79	408.72	423.57	436.64	448.25	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
91	153.26	171.97	191.71	212.41	232.61	250.44	270.03	289.25	312.02	337.69	363.17	387.33	409.40	428.19	443.74	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
92	171.97	191.71	212.41	232.61	250.44	270.03	289.25	312.02	337.69	363.17	387.33	409.40	428.19	443.74	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
(B17) 14706-00-00 Final                    70                3/12/2017

RGA Conversion Rates per 1000 -- Male Non-Smoker ANB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
93	191.71	212.41	232.61	250.44	270.03	289.25	312.02	337.69	363.17	387.33	409.40	428.19	443.74	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
94	212.41	232.61	250.44	270.03	289.25	312.02	337.69	363.17	387.33	409.40	428.19	443.74	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
95	232.61	250.44	270.03	289.25	312.02	337.69	363.17	387.33	409.40	428.19	443.74	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
96	227.67	245.48	262.95	283.65	306.99	330.15	352.12	372.18	389.26	403.40	415.85	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
97	245.48	262.95	283.65	306.99	330.15	352.12	372.18	389.26	403.40	415.85	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
98	262.95	283.65	306.99	330.15	352.12	372.18	389.26	403.40	415.85	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
99	283.65	306.99	330.15	352.12	372.18	389.26	403.40	415.85	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
100	306.99	330.15	352.12	372.18	389.26	403.40	415.85	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
101	330.15	352.12	372.18	389.26	403.40	415.85	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
102	352.12	372.18	389.26	403.40	415.85	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
103	372.18	389.26	403.40	415.85	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
104	389.26	403.40	415.85	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
105	403.40	415.85	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
106	415.85	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
107	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
108	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
109	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
110	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
111	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
112	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
113	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
114	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
115	450.00	450.00	450.00	450.00	450.00	450.00	450.00
116	450.00	450.00	450.00	450.00	450.00	450.00
117	450.00	450.00	450.00	450.00	450.00
118	450.00	450.00	450.00	450.00
119	450.00	450.00	450.00
120	450.00	450.00
121	450.00

(B17) 14706-00-00 Final                    71                3/12/2017

RGA Conversion Rates per 1000 -- Male Non-Smoker ANB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
1	0.18	0.18	0.2	0.20	0.21	0.22	0.23	0.25	0.26	0.27	0.28	0.29	0.27	0.29	0.3	0.32	0.34	0.35	0.38	0.42	0.46	0.51	0.55	0.62	0.68	0.76	0.84	0.92	1.01	1.11
2	0.25	0.26	0.28	0.29	0.31	0.32	0.34	0.36	0.38	0.4	0.42	0.44	0.42	0.45	0.49	0.53	0.58	0.60	0.65	0.72	0.79	0.88	0.92	1.01	1.11	1.21	1.32	1.44	1.58	1.72
3	0.31	0.31	0.34	0.36	0.37	0.39	0.41	0.44	0.46	0.49	0.53	0.57	0.56	0.60	0.66	0.72	0.79	0.82	0.89	0.98	1.07	1.16	1.24	1.34	1.46	1.59	1.74	1.9	2.08	2.28
4	0.34	0.35	0.38	0.39	0.41	0.43	0.46	0.5	0.54	0.58	0.63	0.69	0.68	0.75	0.81	0.89	0.97	1	1.1	1.19	1.3	1.42	1.5	1.63	1.78	1.95	2.13	2.33	2.57	2.83
5	0.36	0.37	0.4	0.41	0.43	0.47	0.5	0.56	0.61	0.67	0.74	0.81	0.80	0.87	0.95	1.04	1.13	1.16	1.28	1.39	1.51	1.65	1.75	1.91	2.09	2.29	2.52	2.78	3.07	3.4
6	0.46	0.47	0.48	0.52	0.56	0.61	0.67	0.69	0.75	0.83	0.90	1.00	0.94	1.03	1.12	1.22	1.33	1.41	1.54	1.68	1.84	2.01	2.14	2.34	2.57	2.83	3.12	3.65	4.06	4.52
7	0.56	0.57	0.6	0.65	0.7	0.78	0.84	0.84	0.92	1.01	1.12	1.22	1.16	1.27	1.38	1.51	1.64	1.79	1.95	2.13	2.33	2.55	2.73	3	3.31	3.66	4.06	4.74	5.27	5.89
8	0.61	0.65	0.65	0.69	0.76	0.83	0.92	0.91	1.00	1.10	1.2	1.31	1.3	1.41	1.54	1.69	1.83	2.00	2.18	2.38	2.61	2.86	3.15	3.46	3.83	4.24	4.71	5.38	6.01	6.72
9	0.7	0.75	0.73	0.79	0.87	0.95	1.02	1.03	1.12	1.22	1.33	1.45	1.46	1.6	1.73	1.89	2.06	2.24	2.45	2.68	2.94	3.22	3.73	4.11	4.55	5.04	5.61	6.25	6.99	7.83
10	0.78	0.83	0.85	0.91	0.99	1.08	1.18	1.20	1.3	1.41	1.54	1.67	1.69	1.84	2	2.18	2.38	2.59	2.83	3.1	3.39	3.72	4.42	4.87	5.39	5.98	6.65	7.42	8.3	9.31
11	1.02	1.1	1.13	1.21	1.31	1.43	1.55	1.55	1.68	1.83	1.99	2.16	2.26	2.45	2.67	2.9	3.17	3.45	3.77	4.13	4.52	4.96	6.21	6.85	7.58	8.41	9.36	10.24	11.45	12.85
12	1.05	1.12	1.13	1.22	1.32	1.43	1.56	1.58	1.71	1.87	2.03	2.21	2.29	2.5	2.71	2.95	3.22	3.69	4.03	4.41	4.83	5.30	6.54	7.22	7.99	8.88	9.89	10.81	12.11	13.58
13	1.09	1.18	1.18	1.28	1.38	1.51	1.64	1.65	1.8	1.96	2.14	2.33	2.4	2.61	2.84	3.11	3.38	3.99	4.36	4.77	5.23	5.73	7.13	7.88	8.73	9.71	10.84	11.84	13.28	14.9
14	1.18	1.27	1.25	1.35	1.46	1.6	1.75	1.76	1.91	2.09	2.28	2.48	2.55	2.78	3.03	3.3	3.6	4.39	4.79	5.24	5.76	6.33	7.72	8.55	9.49	10.57	11.81	12.92	14.49	16.29
15	1.3	1.4	1.3	1.42	1.54	1.68	1.84	1.9	2.07	2.27	2.47	2.7	2.76	3.01	3.28	3.58	3.9	4.91	5.37	5.89	6.47	7.14	8.53	9.46	10.54	11.77	13.17	14.05	15.79	17.75
16	1.42	1.54	1.43	1.56	1.7	1.86	2.04	2.11	2.3	2.51	2.74	2.98	3.35	3.65	3.97	4.33	4.73	5.75	6.31	6.94	7.65	8.47	9.64	10.73	11.99	13.42	15.05	16.08	18.07	20.32
17	1.49	1.61	1.54	1.67	1.84	2	2.19	2.25	2.47	2.69	2.92	3.19	3.68	4.01	4.37	4.78	5.24	6.39	7.03	7.77	8.6	9.56	10.66	11.91	13.33	14.96	16.8	17.46	19.63	22.05
18	1.64	1.77	1.69	1.85	2.02	2.21	2.4	2.47	2.69	2.94	3.2	3.49	4.03	4.40	4.82	5.27	5.81	7.11	7.86	8.73	9.71	10.84	12.12	13.58	15.24	17.12	19.24	20	22.46	25.22
19	1.8	1.96	1.87	2.03	2.21	2.41	2.63	2.7	2.94	3.2	3.49	3.81	4.41	4.83	5.31	5.85	6.46	7.96	8.85	9.86	11.02	12.34	13.84	15.55	17.47	19.63	22.06	22.9	25.7	28.79
20	1.99	2.15	2.05	2.23	2.42	2.63	2.86	2.94	3.2	3.49	3.81	4.17	4.85	5.34	5.9	6.53	7.25	8.98	10.03	11.22	12.59	14.13	15.88	17.85	20.06	22.53	25.29	26.22	29.36	32.81
21	2.19	2.37	2.38	2.57	2.79	3.03	3.29	3.49	3.8	4.16	4.56	5.01	6.13	6.79	7.53	8.38	9.37	10.48	11.75	13.18	14.81	16.66	18.27	20.53	23.05	25.86	28.98	30.8	34.39	38.33
22	2.36	2.54	2.54	2.75	2.98	3.23	3.52	3.94	4.31	4.73	5.22	5.77	6.73	7.49	8.35	9.34	10.46	11.45	12.86	14.46	16.25	18.27	20.00	22.45	25.18	28.19	31.51	35.16	39.16	43.73
23	2.61	2.81	2.81	3.03	3.29	3.59	3.91	4.41	4.84	5.34	5.91	6.56	7.69	8.58	9.60	10.77	12.08	13.24	14.88	16.72	18.79	21.10	23.07	25.84	28.91	32.29	36.01	40.08	44.73	49.82
24	2.92	3.15	3.15	3.41	3.72	4.05	4.44	5.02	5.54	6.13	6.8	7.57	8.9	9.96	11.15	12.51	14.04	15.38	17.27	19.38	21.74	24.37	26.58	29.72	33.16	36.96	41.12	45.86	51.05	56.72
25	3.32	3.59	3.60	3.92	4.27	4.69	5.15	5.83	6.45	7.15	7.95	8.86	10.41	11.65	13.04	14.61	16.37	17.89	20.06	22.46	25.15	28.12	30.6	34.12	38.01	42.27	47.13	52.47	58.29	64.66
26	3.47	3.77	4.1	4.47	4.9	5.38	5.92	6.9	7.63	8.46	9.39	10.45	11.65	13	14.52	16.23	18.15	20.28	22.68	25.34	28.29	31.57	34.26	38.14	42.40	47.29	52.65	58.52	64.95	72.74
27	3.77	4.1	4.47	4.9	5.38	5.92	6.53	7.63	8.46	9.39	10.45	11.65	13	14.52	16.23	18.15	20.28	22.68	25.34	28.29	31.57	35.19	38.14	42.40	47.29	52.65	58.52	64.95	72.74	81.50
28	4.1	4.47	4.9	5.38	5.92	6.53	7.23	8.46	9.39	10.45	11.65	13	14.52	16.23	18.15	20.28	22.68	25.34	28.29	31.57	35.19	39.17	42.40	47.29	52.65	58.52	64.95	72.74	81.50	91.33
29	4.47	4.9	5.38	5.92	6.53	7.23	8.01	9.39	10.45	11.65	13	14.52	16.23	18.15	20.28	22.68	25.34	28.29	31.57	35.19	39.17	43.55	47.29	52.65	58.52	64.95	72.74	81.50	91.33	102.56
30	4.9	5.38	5.92	6.53	7.23	8.01	8.89	10.45	11.65	13	14.52	16.23	18.15	20.28	22.68	25.34	28.29	31.57	35.19	39.17	43.55	48.56	52.65	58.52	64.95	72.74	81.50	91.33	102.56	115.26
31	5.08	5.59	6.72	7.43	8.23	9.14	10.18	11.34	12.65	14.13	15.8	17.67	19.22	21.48	24	26.80	29.91	33.34	37.11	41.26	46.01	51.23	55.36	61.44	68.81	77.10	86.39	97.02	109.03	121.91
32	5.59	6.17	7.43	8.23	9.14	10.18	11.34	12.65	14.13	15.8	17.67	19.75	21.48	24	26.80	29.91	33.34	37.11	41.26	46.01	51.23	56.94	61.44	68.81	77.10	86.39	97.02	109.03	121.91	136.80

(B17) 14706-00-00 Final                    72                3/12/2017

RGA Conversion Rates per 1000 -- Male Non-Smoker ANB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
33	6.17	6.83	8.23	9.14	10.18	11.34	12.65	14.13	15.8	17.67	19.75	22.08	24	26.80	29.91	33.34	37.11	41.26	46.01	51.23	56.94	63.20	68.81	77.10	86.39	97.02	109.03	121.91	136.80	152.50
34	6.83	7.57	9.14	10.18	11.34	12.65	14.13	15.8	17.67	19.75	22.08	24.67	26.80	29.91	33.34	37.11	41.26	46.01	51.23	56.94	63.20	70.78	77.10	86.39	97.02	109.03	121.91	136.80	152.50	168.96
35	7.57	8.4	10.18	11.34	12.65	14.13	15.8	17.67	19.75	22.08	24.67	27.55	29.91	33.34	37.11	41.26	46.01	51.23	56.94	63.20	70.78	79.30	86.39	97.02	109.03	121.91	136.80	152.50	168.96	185.03
36	8.4	9.35	10.42	11.63	12.99	14.52	16.24	18.15	20.29	22.67	25.31	28.25	31.48	35.05	38.96	43.45	48.38	52.20	57.93	64.88	72.69	81.45	91.48	102.80	114.95	128.98	143.78	164.14	179.74	193.52
37	9.35	10.42	11.63	12.99	14.52	16.24	18.15	20.29	22.67	25.31	28.25	31.48	35.05	38.96	43.45	48.38	53.78	57.93	64.88	72.69	81.45	91.48	102.80	114.95	128.98	143.78	159.31	179.74	193.52	208.66
38	10.42	11.63	12.99	14.52	16.24	18.15	20.29	22.67	25.31	28.25	31.48	35.05	38.96	43.45	48.38	53.78	59.69	64.88	72.69	81.45	91.48	102.80	114.95	128.98	143.78	159.31	174.45	193.52	208.66	223.51
39	11.63	12.99	14.52	16.24	18.15	20.29	22.67	25.31	28.25	31.48	35.05	38.96	43.45	48.38	53.78	59.69	66.84	72.69	81.45	91.48	102.80	114.95	128.98	143.78	159.31	174.45	187.83	208.66	223.51	241.10
40	12.99	14.52	16.24	18.15	20.29	22.67	25.31	28.25	31.48	35.05	38.96	43.45	48.38	53.78	59.69	66.84	74.89	81.45	91.48	102.80	114.95	128.98	143.78	159.31	174.45	187.83	202.52	223.51	241.10	260.94
41	13.66	15.28	16.55	18.5	20.67	23.08	25.75	28.71	31.95	35.53	39.62	44.11	47.45	52.67	58.98	66.08	74.05	83.16	93.45	104.50	117.26	130.71	149.65	163.88	176.44	190.25	203.79	241.10	260.94	280.63
42	15.28	17.08	18.5	20.67	23.08	25.75	28.71	31.95	35.53	39.62	44.11	49.03	52.67	58.98	66.08	74.05	83.16	93.45	104.50	117.26	130.71	144.83	163.88	176.44	190.25	203.79	219.83	260.94	280.63	299.30
43	17.08	19.1	20.67	23.08	25.75	28.71	31.95	35.53	39.62	44.11	49.03	54.42	58.98	66.08	74.05	83.16	93.45	104.50	117.26	130.71	144.83	158.60	176.44	190.25	203.79	219.83	237.92	280.63	299.30	316.35
44	19.1	21.34	23.08	25.75	28.71	31.95	35.53	39.62	44.11	49.03	54.42	60.95	66.08	74.05	83.16	93.45	104.50	117.26	130.71	144.83	158.60	170.75	190.25	203.79	219.83	237.92	255.87	299.30	316.35	330.87
45	21.34	23.82	25.75	28.71	31.95	35.53	39.62	44.11	49.03	54.42	60.95	68.29	74.05	83.16	93.45	104.50	117.26	130.71	144.83	158.60	170.75	184.11	203.79	219.83	237.92	255.87	272.89	316.35	330.87	342.89
46	21.59	24.09	26.85	29.89	33.23	37.06	41.27	44.29	49.15	55.05	61.68	69.11	77.62	87.22	97.53	109.44	122.00	140.00	153.31	165.06	177.97	190.64	226.92	245.59	264.12	281.70	297.74	360.07	373.15	384.66
47	24.09	26.85	29.89	33.23	37.06	41.27	45.87	49.15	55.05	61.68	69.11	77.62	87.22	97.53	109.44	122.00	135.17	153.31	165.06	177.97	190.64	205.65	245.59	264.12	281.70	297.74	311.41	373.15	384.66	394.88
48	26.85	29.89	33.23	37.06	41.27	45.87	50.91	55.05	61.68	69.11	77.62	87.22	97.53	109.44	122.00	135.17	148.02	165.06	177.97	190.64	205.65	222.57	264.12	281.70	297.74	311.41	322.72	384.66	394.88	404.37
49	29.89	33.23	37.06	41.27	45.87	50.91	57.01	61.68	69.11	77.62	87.22	97.53	109.44	122.00	135.17	148.02	159.37	177.97	190.64	205.65	222.57	239.36	281.70	297.74	311.41	322.72	332.68	394.88	404.37	409.43
50	33.23	37.06	41.27	45.87	50.91	57.01	63.88	69.11	77.62	87.22	97.53	109.44	122.00	135.17	148.02	159.37	171.84	190.64	205.65	222.57	239.36	255.29	297.74	311.41	322.72	332.68	341.52	404.37	409.43	413.40
51	35.78	39.84	44.29	49.15	55.05	61.68	69.11	74.84	84.11	94.05	105.53	117.64	135.17	148.02	159.37	171.84	184.07	219.83	237.92	255.87	272.89	288.44	350.33	363.06	374.27	384.21	393.44	450.00	450.00	450.00
52	39.84	44.29	49.15	55.05	61.68	69.11	77.62	84.11	94.05	105.53	117.64	130.34	148.02	159.37	171.84	184.07	198.56	237.92	255.87	272.89	288.44	301.68	363.06	374.27	384.21	393.44	398.37	450.00	450.00	450.00
53	44.29	49.15	55.05	61.68	69.11	77.62	87.22	94.05	105.53	117.64	130.34	142.74	159.37	171.84	184.07	198.56	214.89	255.87	272.89	288.44	301.68	312.64	374.27	384.21	393.44	398.37	402.23	450.00	450.00	450.00
54	49.15	55.05	61.68	69.11	77.62	87.22	97.53	105.53	117.64	130.34	142.74	153.68	171.84	184.07	198.56	214.89	231.11	272.89	288.44	301.68	312.64	322.28	384.21	393.44	398.37	402.23	405.00	450.00	450.00	450.00
55	55.05	61.68	69.11	77.62	87.22	97.53	109.44	117.64	130.34	142.74	153.68	165.70	184.07	198.56	214.89	231.11	246.48	288.44	301.68	312.64	322.28	330.85	393.44	398.37	402.23	405.00	405.00	450.00	450.00	450.00
56	59.47	66.64	74.84	84.11	94.05	105.53	117.64	135.17	148.02	159.37	171.84	184.07	212.74	230.24	247.61	264.09	279.14	340.60	352.98	363.87	373.54	382.52	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
57	66.64	74.84	84.11	94.05	105.53	117.64	130.34	148.02	159.37	171.84	184.07	198.56	230.24	247.61	264.09	279.14	291.95	352.98	363.87	373.54	382.52	387.30	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
58	74.84	84.11	94.05	105.53	117.64	130.34	142.74	159.37	171.84	184.07	198.56	214.89	247.61	264.09	279.14	291.95	302.55	363.87	373.54	382.52	387.30	391.06	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
59	84.11	94.05	105.53	117.64	130.34	142.74	153.68	171.84	184.07	198.56	214.89	231.11	264.09	279.14	291.95	302.55	311.89	373.54	382.52	387.30	391.06	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
60	94.05	105.53	117.64	130.34	142.74	153.68	165.70	184.07	198.56	214.89	231.11	246.48	279.14	291.95	302.55	311.89	320.18	382.52	387.30	391.06	393.75	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00

(B17) 14706-00-00 Final                    73                3/12/2017

RGA Conversion Rates per 1000 -- Male Non-Smoker ANB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
61	105.53	117.64	135.17	148.02	159.37	171.84	184.07	212.74	230.24	247.61	264.09	279.14	340.6	352.98	363.87	373.54	382.52	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
62	117.64	130.34	148.02	159.37	171.84	184.07	198.56	230.24	247.61	264.09	279.14	291.95	352.98	363.87	373.54	382.52	387.30	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
63	130.34	142.74	159.37	171.84	184.07	198.56	214.89	247.61	264.09	279.14	291.95	302.55	363.87	373.54	382.52	387.30	391.06	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
64	142.74	153.68	171.84	184.07	198.56	214.89	231.11	264.09	279.14	291.95	302.55	311.89	373.54	382.52	387.3	391.06	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
65	153.68	165.7	184.07	198.56	214.89	231.11	246.48	279.14	291.95	302.55	311.89	320.18	382.52	387.3	391.06	393.75	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
66	171.84	184.07	212.74	230.24	247.61	264.09	279.14	340.6	352.98	363.87	373.54	382.52	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
67	184.07	198.56	230.24	247.61	264.09	279.14	291.95	352.98	363.87	373.54	382.52	387.30	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
68	198.56	214.89	247.61	264.09	279.14	291.95	302.55	363.87	373.54	382.52	387.30	391.06	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
69	214.89	231.11	264.09	279.14	291.95	302.55	311.89	373.54	382.52	387.3	391.06	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
70	231.11	246.48	279.14	291.95	302.55	311.89	320.18	382.52	387.3	391.06	393.75	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
71	264.09	279.14	340.6	352.98	363.87	373.54	382.52	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
72	279.14	291.95	352.98	363.87	373.54	382.52	387.3	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
73	291.95	302.55	363.87	373.54	382.52	387.3	391.06	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
74	302.55	311.89	373.54	382.52	387.3	391.06	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
75	311.89	320.18	382.52	387.3	391.06	393.75	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
76	373.54	382.52	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
77	382.52	387.3	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
78	387.3	391.06	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
79	391.06	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
80	393.75	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
81	450	450	450	450	450	450	450.00	450	450	450
82	450	450	450	450	450	450.00	450	450	450
83	450	450	450	450	450.00	450	450	450
84	450	450	450	450.00	450	450	450
85	450	450	450.00	450	450	450
86	450	450	450	450	450
87	450	450	450	450
88	450	450	450
89	450	450
90	450
91
92

(B17) 14706-00-00 Final                    74                3/12/2017

RGA Conversion Rates per 1000 -- Male Non-Smoker ANB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121

(B17) 14706-00-00 Final                    75                3/12/2017

RGA Conversion Rates per 1000 -- Male Non-Smoker ANB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
1	1.22	1.33	1.42	1.55	1.71	1.89	2.1	1.9	2.13	2.39	2.68	3.03	3.41	3.84	4.32	4.86	5.45	6.09	6.81	7.58	8.46	9.41	10.45	11.58	12.79	14.09	15.5	17	18.6	20.36
2	1.87	2.05	2.19	2.42	2.66	2.96	3.29	2.98	3.33	3.74	4.19	4.7	5.27	5.91	6.62	7.40	8.26	9.20	10.24	11.41	12.69	14.07	15.58	19.73	24.65	30.49	37.44	45.66	47.72	57.53
3	2.5	2.76	2.95	3.27	3.63	4.05	4.51	4.1	4.6	5.15	5.77	6.47	7.25	8.12	9.07	10.13	11.28	12.55	13.98	15.55	17.26	19.12	26.36	35.07	45.51	58.07	73.09	90.56	101.62	113.28
4	3.13	3.47	3.73	4.15	4.64	5.18	5.81	5.29	5.93	6.66	7.48	8.38	9.38	10.49	11.71	13.06	14.53	16.22	18.05	20.06	22.24	29.27	37.68	47.7	59.73	74.04	90.56	101.62	113.28	125.52
5	3.78	4.21	4.56	5.1	5.71	6.42	7.2	6.57	7.38	8.29	9.31	10.43	11.68	13.06	14.57	16.24	18.14	20.21	22.48	24.95	31.81	39.96	49.63	61.18	74.88	90.56	101.62	113.28	125.52	137.45
6	5.04	5.64	5.64	6.33	7.11	8	9	9.2	10.35	11.63	13.05	14.63	16.37	18.29	20.4	22.81	25.46	28.34	31.5	39.24	48.4	59.21	72.07	87.26	104.5	117.26	130.71	144.83	158.6	170.75
7	6.59	7.39	7.49	8.43	9.49	10.68	12.03	12.44	14	15.73	17.65	19.78	22.13	24.71	27.66	30.91	34.46	38.34	46.95	57.08	68.99	83.11	99.75	118.43	132.89	148.14	164.14	179.74	193.52	208.66
8	7.54	8.47	8.58	9.66	10.87	12.26	13.81	14.68	16.51	18.54	20.8	23.29	26.04	29.18	32.64	36.44	40.59	49.05	58.97	70.6	84.35	100.49	118.43	132.89	148.14	164.14	179.74	193.52	208.66	223.51
9	8.79	9.88	10.29	11.59	13.06	14.72	16.58	17.65	19.85	22.28	24.97	27.94	31.35	35.11	39.23	43.73	52.33	62.37	74.09	87.91	104.09	121.91	136.8	152.5	168.96	185.03	199.21	214.8	230.08	248.19
10	10.46	11.76	11.95	13.46	15.17	17.08	19.24	21.65	24.31	27.27	30.54	34.29	38.43	42.98	47.96	56.94	67.4	79.58	93.9	110.63	128.88	144.61	161.21	178.62	195.6	210.59	227.07	243.23	262.38	283.97
11	14.44	16.24	16.42	18.5	20.85	23.47	26.4	29.68	33.31	37.31	41.93	47.01	52.61	58.76	69.32	81.61	95.87	112.62	132.13	153.26	171.97	191.71	212.41	232.61	250.44	270.03	289.25	312.02	337.69	363.17
12	15.27	17.18	17.63	19.85	22.35	25.14	28.27	32.51	36.44	40.95	45.94	51.43	57.46	67.45	79.05	92.49	108.26	126.58	146.3	164.16	182.99	202.76	222.03	239.05	257.75	276.1	297.83	322.34	346.66	369.73
13	16.76	18.86	19.26	21.67	24.38	27.41	30.76	35.37	39.75	44.6	49.94	55.8	65.26	76.21	88.87	103.69	120.9	139.33	156.34	174.28	193.10	211.46	227.67	245.48	262.95	283.65	306.99	330.15	352.12	372.18
14	18.32	20.61	20.93	23.54	26.46	29.68	33.27	39.42	44.22	49.5	55.3	64.47	75.06	87.27	101.57	118.14	135.85	152.43	169.92	188.27	206.17	221.98	239.34	256.38	276.56	299.32	321.9	343.32	362.88	379.53
15	19.96	22.44	23.29	26.16	29.35	32.88	36.94	44.87	50.22	56.08	65.19	75.7	87.81	101.97	118.35	135.85	152.43	169.92	188.27	206.17	221.98	239.34	256.38	276.56	299.32	321.9	343.32	362.88	379.53	393.32
16	22.83	25.66	27.32	30.64	34.3	38.52	43.16	49.58	55.34	64.15	74.32	86.02	99.67	115.47	132.36	148.52	165.57	183.45	200.89	216.29	233.21	249.8	269.47	291.64	313.64	334.51	353.57	369.8	383.23	395.06
17	24.76	27.78	30.29	33.89	38.01	42.56	47.57	51.57	59.65	68.94	79.63	92.09	106.48	121.91	136.80	152.5	168.96	185.03	199.21	214.8	230.08	248.19	268.62	288.88	308.11	325.66	340.6	352.98	363.87	373.54
18	28.27	31.64	34.42	38.57	43.16	48.18	53.68	60.21	69.43	80.03	92.36	106.59	121.91	136.80	152.5	168.96	185.03	199.21	214.8	230.08	248.19	268.62	288.88	308.11	325.66	340.6	352.98	363.87	373.54	382.52
19	32.2	35.96	39.18	43.79	48.83	54.35	62.55	69.96	80.45	92.65	106.71	121.91	136.80	152.5	168.96	185.03	199.21	214.8	230.08	248.19	268.62	288.88	308.11	325.66	340.6	352.98	363.87	373.54	382.52	387.3
20	36.61	40.95	44.49	49.56	55.1	63.24	72.57	80.93	92.98	106.84	121.91	136.80	152.5	168.96	185.03	199.21	214.8	230.08	248.19	268.62	288.88	308.11	325.66	340.6	352.98	363.87	373.54	382.52	387.3	391.06
21	42.85	47.79	51.79	57.53	65.82	75.3	86.14	93.36	107.01	121.91	136.8	152.50	168.96	185.03	199.21	214.8	230.08	248.19	268.62	288.88	308.11	325.66	340.6	352.98	363.87	373.54	382.52	387.3	391.06	393.75
22	48.74	54.2	56.98	64.98	74.1	84.49	96.52	110.3	125.4	140.71	156.85	173.79	190.31	204.9	220.93	236.66	255.29	276.29	297.14	316.91	334.96	350.33	363.06	374.27	384.21	393.44	398.37	402.23	405.00	405.00
23	55.37	61.41	66.1	75.09	85.31	97.12	110.61	125.4	140.71	156.85	173.79	190.31	204.9	220.93	236.66	255.29	276.29	297.14	316.91	334.96	350.33	363.06	374.27	384.21	393.44	398.37	402.23	405	405.00	405.00
24	62.9	71.16	76.26	86.29	97.84	111.01	125.4	140.71	156.85	173.79	190.31	204.9	220.93	236.66	255.29	276.29	297.14	316.91	334.96	350.33	363.06	374.27	384.21	393.44	398.37	402.23	405	405	405.00	405.00
25	72.79	81.97	87.47	98.73	111.51	125.4	140.71	156.85	173.79	190.31	204.9	220.93	236.66	255.29	276.29	297.14	316.91	334.96	350.33	363.06	374.27	384.21	393.44	398.37	402.23	405	405	405	405.00	405.00
26	81.5	91.33	99.79	112.14	125.4	140.71	156.85	183.45	200.89	216.29	233.21	249.8	269.47	291.64	313.64	334.51	353.57	369.8	383.23	395.06	405.56	415.3	420.50	424.57	427.50	427.50	427.50	427.50	427.50	427.50
27	91.33	102.56	112.14	125.4	140.71	156.85	173.79	200.89	216.29	233.21	249.8	269.47	291.64	313.64	334.51	353.57	369.8	383.23	395.06	405.56	415.3	420.50	424.57	427.50	427.50	427.50	427.50	427.50	427.50	427.50
28	102.56	115.26	125.4	140.71	156.85	173.79	190.31	216.29	233.21	249.8	269.47	291.64	313.64	334.51	353.57	369.8	383.23	395.06	405.56	415.3	420.50	424.57	427.50	427.50	427.50	427.50	427.50	427.50	427.50	427.50
29	115.26	128.88	140.71	156.85	173.79	190.31	204.9	233.21	249.8	269.47	291.64	313.64	334.51	353.57	369.8	383.23	395.06	405.56	415.3	420.50	424.57	427.50	427.50	427.50	427.50	427.50	427.50	427.50	427.50	427.50
30	128.88	144.61	156.85	173.79	190.31	204.9	220.93	249.8	269.47	291.64	313.64	334.51	353.57	369.8	383.23	395.06	405.56	415.3	420.50	424.57	427.50	427.50	427.50	427.50	427.50	427.50	427.50	427.50	427.50	427.50
31	136.8	152.5	173.79	190.31	204.9	220.93	236.66	276.56	299.32	321.9	343.32	362.88	379.53	393.32	405.45	416.23	426.23	431.56	435.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75
32	152.5	168.96	190.31	204.9	220.93	236.66	255.29	299.32	321.9	343.32	362.88	379.53	393.32	405.45	416.23	426.23	431.56	435.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75
(B17) 14706-00-00 Final                    76                3/12/2017

RGA Conversion Rates per 1000 -- Male Non-Smoker ANB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
33	168.96	185.03	204.9	220.93	236.66	255.29	276.29	321.9	343.32	362.88	379.53	393.32	405.45	416.23	426.23	431.56	435.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75
34	185.03	199.21	220.93	236.66	255.29	276.29	297.14	343.32	362.88	379.53	393.32	405.45	416.23	426.23	431.56	435.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75
35	199.21	214.8	236.66	255.29	276.29	297.14	316.91	362.88	379.53	393.32	405.45	416.23	426.23	431.56	435.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75
36	208.66	223.51	262.38	283.97	305.39	325.71	344.27	418.45	433.66	447.04	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
37	223.51	241.1	283.97	305.39	325.71	344.27	360.07	433.66	447.04	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
38	241.1	260.94	305.39	325.71	344.27	360.07	373.15	447.04	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
39	260.94	280.63	325.71	344.27	360.07	373.15	384.66	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
40	280.63	299.3	344.27	360.07	373.15	384.66	394.88	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
41	299.3	316.35	389.26	403.4	415.85	426.90	437.16	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
42	316.35	330.87	403.4	415.85	426.9	437.16	442.63	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
43	330.87	342.89	415.85	426.9	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
44	342.89	353.47	426.9	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
45	353.47	362.87	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
46	394.88	404.37	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
47	404.37	409.43	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
48	409.43	413.40	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
49	413.40	416.25	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
50	416.25	416.25	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
51	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
52	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
53	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
54	450.00	450.00	450.00	450.00	450.00	450.00	450.00
55	450.00	450.00	450.00	450.00	450.00	450.00
56	450.00	450.00	450.00	450.00	450.00
57	450.00	450.00	450.00	450.00
58	450.00	450.00	450.00
59	450.00	450.00
60	450.00

(B17) 14706-00-00 Final                    77                3/12/2017

RGA Conversion Rates per 1000 -- Male Non-Smoker ANB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92

(B17) 14706-00-00 Final                    78                3/12/2017

RGA Conversion Rates per 1000 -- Male Non-Smoker ANB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121

(B17) 14706-00-00 Final                    79                3/12/2017

RGA Conversion Rates per 1000 -- Male Smoker ANB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
1	0.53	0.32	0.22	0.18	0.14	0.13	0.12	0.11	0.09	0.09	0.08	0.08	0.10	0.16	0.25	0.32	0.39	0.44	0.72	0.71	0.70	0.68	0.65	0.60	0.55	0.49	0.46	0.42	0.42	0.40	0.37
2	0.32	0.22	0.18	0.14	0.13	0.12	0.11	0.09	0.09	0.08	0.08	0.11	0.17	0.26	0.34	0.41	0.46	0.49	0.72	0.71	0.71	0.69	0.64	0.58	0.53	0.48	0.45	0.43	0.46	0.47	0.48
3	0.22	0.18	0.14	0.13	0.12	0.11	0.09	0.09	0.08	0.08	0.11	0.18	0.26	0.36	0.43	0.48	0.53	0.55	0.75	0.75	0.72	0.69	0.64	0.60	0.54	0.49	0.49	0.48	0.54	0.55	0.57
4	0.18	0.14	0.13	0.12	0.11	0.09	0.09	0.08	0.08	0.11	0.19	0.28	0.37	0.45	0.52	0.56	0.59	0.61	0.77	0.77	0.74	0.70	0.65	0.61	0.56	0.54	0.53	0.53	0.60	0.61	0.65
5	0.14	0.13	0.12	0.11	0.09	0.09	0.08	0.08	0.11	0.19	0.29	0.38	0.47	0.54	0.59	0.62	0.65	0.66	0.79	0.77	0.75	0.70	0.65	0.61	0.59	0.58	0.57	0.57	0.63	0.65	0.68
6	0.16	0.15	0.14	0.12	0.11	0.09	0.09	0.14	0.23	0.36	0.49	0.60	0.69	0.76	0.80	0.84	0.86	0.86	0.99	0.96	0.90	0.86	0.81	0.78	0.77	0.75	0.74	0.72	0.81	0.84	0.90
7	0.18	0.16	0.14	0.13	0.11	0.11	0.16	0.28	0.43	0.59	0.74	0.85	0.94	0.99	1.04	1.08	1.06	1.03	1.15	1.13	1.06	1.00	0.98	0.96	0.96	0.93	0.88	0.89	0.95	1.01	1.11
8	0.17	0.14	0.13	0.11	0.11	0.17	0.28	0.43	0.60	0.75	0.91	0.99	1.05	1.11	1.15	1.13	1.08	1.01	1.20	1.13	1.08	1.06	1.05	1.03	1.02	0.98	0.98	1.01	1.03	1.08	1.15
9	0.14	0.13	0.12	0.12	0.17	0.29	0.44	0.61	0.77	0.92	1.04	1.11	1.17	1.21	1.21	1.17	1.09	1.00	1.22	1.17	1.16	1.14	1.14	1.14	1.05	1.11	1.13	1.18	1.16	1.23	1.33
10	0.12	0.11	0.11	0.16	0.27	0.42	0.58	0.72	0.87	0.98	1.08	1.14	1.19	1.19	1.15	1.08	0.99	0.91	1.18	1.18	1.18	1.18	1.18	1.13	1.16	1.21	1.25	1.30	1.29	1.37	1.47
11	0.12	0.12	0.18	0.30	0.47	0.65	0.81	0.98	1.10	1.21	1.32	1.38	1.39	1.35	1.27	1.16	1.06	0.98	1.40	1.40	1.42	1.43	1.43	1.47	1.53	1.57	1.62	1.69	1.71	1.83	1.97
12	0.11	0.16	0.27	0.42	0.58	0.72	0.87	0.98	1.08	1.18	1.26	1.27	1.24	1.16	1.09	1.00	0.93	0.88	1.34	1.34	1.36	1.38	1.42	1.47	1.52	1.60	1.64	1.72	1.75	1.86	2.02
13	0.15	0.25	0.39	0.54	0.68	0.82	0.92	1.01	1.10	1.18	1.22	1.20	1.13	1.06	0.97	0.91	0.86	0.84	1.32	1.35	1.38	1.43	1.48	1.53	1.61	1.68	1.74	1.82	1.86	1.99	2.15
14	0.24	0.37	0.51	0.63	0.76	0.86	0.95	1.03	1.11	1.14	1.14	1.08	1.01	0.94	0.87	0.84	0.82	0.80	1.31	1.34	1.40	1.44	1.51	1.58	1.64	1.74	1.80	1.89	2.02	2.17	2.35
15	0.36	0.49	0.62	0.75	0.84	0.92	1.01	1.08	1.11	1.11	1.07	1.01	0.93	0.87	0.84	0.82	0.80	0.79	1.35	1.40	1.46	1.53	1.60	1.69	1.76	1.86	1.93	2.03	2.23	2.39	2.59
16	0.52	0.65	0.78	0.88	0.97	1.06	1.13	1.17	1.17	1.12	1.08	1.00	0.94	0.89	0.87	0.86	0.85	0.85	1.51	1.57	1.64	1.74	1.80	1.90	2.00	2.11	2.21	2.34	2.44	2.64	2.87
17	0.65	0.78	0.88	0.97	1.06	1.13	1.17	1.17	1.12	1.08	1.02	0.96	0.91	0.89	0.88	0.87	0.87	0.88	1.61	1.71	1.77	1.87	1.97	2.07	2.18	2.28	2.41	2.56	2.58	2.78	3.02
18	0.78	0.88	0.97	1.06	1.13	1.17	1.17	1.12	1.08	1.02	0.97	0.94	0.91	0.90	0.89	0.89	0.90	0.92	1.74	1.84	1.93	2.04	2.13	2.27	2.38	2.51	2.66	2.85	2.85	3.09	3.37
19	0.88	0.97	1.06	1.13	1.17	1.17	1.12	1.08	1.02	0.97	0.96	0.94	0.91	0.91	0.91	0.92	0.96	0.98	1.87	1.99	2.09	2.22	2.33	2.46	2.61	2.74	2.93	3.16	3.18	3.44	3.75
20	0.97	1.06	1.13	1.17	1.17	1.12	1.08	1.02	0.97	0.96	0.95	0.94	0.94	0.94	0.95	0.98	1.01	1.05	2.05	2.16	2.29	2.42	2.56	2.73	2.86	3.03	3.27	3.52	3.55	3.83	4.17
21	1.13	1.21	1.25	1.25	1.20	1.15	1.09	1.03	1.02	1.01	1.02	1.01	1.02	1.05	1.07	1.10	1.15	1.20	2.39	2.55	2.70	2.86	3.04	3.24	3.45	3.61	3.89	4.19	3.97	4.31	4.65
22	1.11	1.14	1.14	1.10	1.05	1.00	0.95	0.94	0.92	0.94	0.95	0.95	0.97	1.00	1.04	1.09	1.13	1.18	2.41	2.58	2.75	2.92	3.14	3.33	3.49	3.71	4.00	4.32	4.35	4.70	5.07
23	1.14	1.14	1.10	1.05	1.00	0.95	0.94	0.92	0.94	0.95	0.97	0.99	1.02	1.06	1.11	1.16	1.21	1.28	2.66	2.85	3.05	3.28	3.53	3.72	3.93	4.17	4.50	4.86	4.87	5.23	5.64
24	1.14	1.10	1.05	1.00	0.95	0.94	0.92	0.94	0.95	0.97	1.00	1.03	1.09	1.14	1.19	1.25	1.31	1.39	2.96	3.18	3.43	3.68	3.92	4.17	4.44	4.72	5.07	5.44	5.45	5.86	6.29
25	1.10	1.05	1.00	0.95	0.94	0.92	0.94	0.95	0.97	1.00	1.04	1.10	1.15	1.21	1.28	1.35	1.42	1.51	3.31	3.57	3.87	4.12	4.42	4.70	5.01	5.36	5.74	6.18	6.16	6.64	7.14
26	0.96	0.91	0.86	0.85	0.84	0.85	0.86	0.88	0.91	0.95	0.99	1.05	1.11	1.18	1.25	1.33	1.40	1.49	3.36	3.66	3.91	4.20	4.50	4.84	5.18	5.57	5.97	6.42	6.39	6.89	7.46
27	0.91	0.86	0.85	0.84	0.85	0.86	0.88	0.91	0.95	0.99	1.05	1.11	1.18	1.25	1.33	1.40	1.49	3.36	3.66	3.91	4.20	4.50	4.84	5.18	5.57	5.97	6.42	6.92	6.89	7.46	8.11
28	0.86	0.85	0.84	0.85	0.86	0.88	0.91	0.95	0.99	1.05	1.11	1.18	1.25	1.33	1.40	1.49	3.36	3.66	3.91	4.20	4.50	4.84	5.18	5.57	5.97	6.42	6.92	7.46	7.46	8.11	8.82
29	0.85	0.84	0.85	0.86	0.88	0.91	0.95	0.99	1.05	1.11	1.18	1.25	1.33	1.40	1.49	3.36	3.66	3.91	4.20	4.50	4.84	5.18	5.57	5.97	6.42	6.92	7.46	8.08	8.11	8.82	9.63
30	0.84	0.85	0.86	0.88	0.91	0.95	0.99	1.05	1.11	1.18	1.25	1.33	1.40	1.49	3.36	3.66	3.91	4.20	4.50	4.84	5.18	5.57	5.97	6.42	6.92	7.46	8.08	8.78	8.82	9.63	10.54
31	0.76	0.77	0.79	0.81	0.85	0.89	0.95	1.00	1.06	1.12	1.19	1.26	1.34	3.02	3.28	3.51	3.77	4.04	4.34	4.65	5.00	5.36	5.76	6.21	6.69	7.25	7.88	8.58	9.10	9.95	10.94
32	0.77	0.79	0.81	0.85	0.89	0.95	1.00	1.06	1.12	1.19	1.26	1.34	3.02	3.28	3.51	3.77	4.04	4.34	4.65	5.00	5.36	5.76	6.21	6.69	7.25	7.88	8.58	9.36	9.95	10.94	12.07

(B17) 14706-00-00 Final                    80                3/12/2017

RGA Conversion Rates per 1000 -- Male Smoker ANB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
33	0.79	0.81	0.85	0.89	0.95	1.00	1.06	1.12	1.19	1.26	1.34	3.02	3.28	3.51	3.77	4.04	4.34	4.65	5.00	5.36	5.76	6.21	6.69	7.25	7.88	8.58	9.36	10.25	10.94	12.07	13.34
34	0.81	0.85	0.89	0.95	1.00	1.06	1.12	1.19	1.26	1.34	3.02	3.28	3.51	3.77	4.04	4.34	4.65	5.00	5.36	5.76	6.21	6.69	7.25	7.88	8.58	9.36	10.25	11.26	12.07	13.34	14.77
35	0.85	0.89	0.95	1.00	1.06	1.12	1.19	1.26	1.34	3.02	3.28	3.51	3.77	4.04	4.34	4.65	5.00	5.36	5.76	6.21	6.69	7.25	7.88	8.58	9.36	10.25	11.26	12.43	13.34	14.77	16.39
36	0.82	0.86	0.91	0.97	1.02	1.09	1.15	1.22	2.76	3.00	3.21	3.45	3.70	3.97	4.25	4.57	4.90	5.26	5.68	6.12	6.63	7.21	7.84	8.56	9.37	10.30	11.36	12.55	14.77	16.39	18.19
37	0.86	0.91	0.97	1.02	1.09	1.15	1.22	2.76	3.00	3.21	3.45	3.70	3.97	4.25	4.57	4.90	5.26	5.68	6.12	6.63	7.21	7.84	8.56	9.37	10.30	11.36	12.55	13.90	16.39	18.19	20.20
38	0.91	0.97	1.02	1.09	1.15	1.22	2.76	3.00	3.21	3.45	3.70	3.97	4.25	4.57	4.90	5.26	5.68	6.12	6.63	7.21	7.84	8.56	9.37	10.30	11.36	12.55	13.90	15.42	18.19	20.20	22.45
39	0.97	1.02	1.09	1.15	1.22	2.76	3.00	3.21	3.45	3.70	3.97	4.25	4.57	4.90	5.26	5.68	6.12	6.63	7.21	7.84	8.56	9.37	10.30	11.36	12.55	13.90	15.42	17.12	20.20	22.45	24.91
40	1.02	1.09	1.15	1.22	2.76	3.00	3.21	3.45	3.70	3.97	4.25	4.57	4.90	5.26	5.68	6.12	6.63	7.21	7.84	8.56	9.37	10.30	11.36	12.55	13.90	15.42	17.12	19.01	22.45	24.91	27.59
41	1.09	1.15	1.22	2.76	3.00	3.21	3.45	3.70	3.97	4.25	4.57	4.90	5.26	5.68	6.12	6.63	7.21	7.84	8.56	9.37	10.30	11.36	12.55	13.90	15.42	17.12	19.01	21.13	23.44	25.97	28.73
42	1.15	1.22	2.76	3.00	3.21	3.45	3.70	3.97	4.25	4.57	4.90	5.26	5.68	6.12	6.63	7.21	7.84	8.56	9.37	10.30	11.36	12.55	13.90	15.42	17.12	19.01	21.13	23.44	25.97	28.73	31.70
43	1.22	2.76	3.00	3.21	3.45	3.70	3.97	4.25	4.57	4.90	5.26	5.68	6.12	6.63	7.21	7.84	8.56	9.37	10.30	11.36	12.55	13.90	15.42	17.12	19.01	21.13	23.44	25.97	28.73	31.70	34.89
44	2.76	3.00	3.21	3.45	3.70	3.97	4.25	4.57	4.90	5.26	5.68	6.12	6.63	7.21	7.84	8.56	9.37	10.30	11.36	12.55	13.90	15.42	17.12	19.01	21.13	23.44	25.97	28.73	31.70	34.89	38.28
45	3.00	3.21	3.45	3.70	3.97	4.25	4.57	4.90	5.26	5.68	6.12	6.63	7.21	7.84	8.56	9.37	10.30	11.36	12.55	13.90	15.42	17.12	19.01	21.13	23.44	25.97	28.73	31.70	34.89	38.28	41.90
46	3.01	3.23	3.47	3.72	3.98	4.28	4.59	4.94	5.33	5.74	6.22	6.76	7.35	8.03	8.78	9.65	10.65	11.77	13.04	14.46	16.05	17.82	19.81	21.98	24.35	26.93	29.72	32.71	34.69	37.97	41.42
47	3.23	3.47	3.72	3.98	4.28	4.59	4.94	5.33	5.74	6.22	6.76	7.35	8.03	8.78	9.65	10.65	11.77	13.04	14.46	16.05	17.82	19.81	21.98	24.35	26.93	29.72	32.71	35.89	37.97	41.42	45.08
48	3.47	3.72	3.98	4.28	4.59	4.94	5.33	5.74	6.22	6.76	7.35	8.03	8.78	9.65	10.65	11.77	13.04	14.46	16.05	17.82	19.81	21.98	24.35	26.93	29.72	32.71	35.89	39.28	41.42	45.08	48.93
49	3.72	3.98	4.28	4.59	4.94	5.33	5.74	6.22	6.76	7.35	8.03	8.78	9.65	10.65	11.77	13.04	14.46	16.05	17.82	19.81	21.98	24.35	26.93	29.72	32.71	35.89	39.28	42.85	45.08	48.93	52.98
50	3.98	4.28	4.59	4.94	5.33	5.74	6.22	6.76	7.35	8.03	8.78	9.65	10.65	11.77	13.04	14.46	16.05	17.82	19.81	21.98	24.35	26.93	29.72	32.71	35.89	39.28	42.85	46.64	48.93	52.98	57.25
51	4.00	4.28	4.61	4.97	5.36	5.80	6.31	6.86	7.49	8.20	9.01	9.94	10.98	12.17	13.50	14.98	16.63	18.49	20.51	22.72	25.14	27.74	30.53	33.50	36.66	39.99	43.53	47.24	51.16	55.27	59.58
52	4.28	4.61	4.97	5.36	5.80	6.31	6.86	7.49	8.20	9.01	9.94	10.98	12.17	13.50	14.98	16.63	18.49	20.51	22.72	25.14	27.74	30.53	33.50	36.66	39.99	43.53	47.24	51.16	55.27	59.58	64.45
53	4.61	4.97	5.36	5.80	6.31	6.86	7.49	8.20	9.01	9.94	10.98	12.17	13.50	14.98	16.63	18.49	20.51	22.72	25.14	27.74	30.53	33.50	36.66	39.99	43.53	47.24	51.16	55.27	59.58	64.45	69.61
54	4.97	5.36	5.80	6.31	6.86	7.49	8.20	9.01	9.94	10.98	12.17	13.50	14.98	16.63	18.49	20.51	22.72	25.14	27.74	30.53	33.50	36.66	39.99	43.53	47.24	51.16	55.27	59.58	64.45	69.61	75.07
55	5.36	5.80	6.31	6.86	7.49	8.20	9.01	9.94	10.98	12.17	13.50	14.98	16.63	18.49	20.51	22.72	25.14	27.74	30.53	33.50	36.66	39.99	43.53	47.24	51.16	55.27	59.58	64.45	69.61	75.07	80.86
56	5.80	6.31	6.86	7.49	8.20	9.01	9.94	10.98	12.17	13.50	14.98	16.63	18.49	20.51	22.72	25.14	27.74	30.53	33.50	36.66	39.99	43.53	47.24	51.16	55.27	59.58	64.45	69.61	72.39	77.97	84.83
57	6.31	6.86	7.49	8.20	9.01	9.94	10.98	12.17	13.50	14.98	16.63	18.49	20.51	22.72	25.14	27.74	30.53	33.50	36.66	39.99	43.53	47.24	51.16	55.27	59.58	64.45	69.61	75.07	77.97	84.83	92.42
58	6.86	7.49	8.20	9.01	9.94	10.98	12.17	13.50	14.98	16.63	18.49	20.51	22.72	25.14	27.74	30.53	33.50	36.66	39.99	43.53	47.24	51.16	55.27	59.58	64.45	69.61	75.07	80.86	84.83	92.42	100.83
59	7.49	8.20	9.01	9.94	10.98	12.17	13.50	14.98	16.63	18.49	20.51	22.72	25.14	27.74	30.53	33.50	36.66	39.99	43.53	47.24	51.16	55.27	59.58	64.45	69.61	75.07	80.86	87.97	92.42	100.83	110.32
60	8.20	9.01	9.94	10.98	12.17	13.50	14.98	16.63	18.49	20.51	22.72	25.14	27.74	30.53	33.50	36.66	39.99	43.53	47.24	51.16	55.27	59.58	64.45	69.61	75.07	80.86	87.97	95.84	100.83	110.32	120.94

(B17) 14706-00-00 Final                    81                3/12/2017

RGA Conversion Rates per 1000 -- Male Smoker ANB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
61	8.69	9.59	10.59	11.73	13.01	14.45	16.04	17.83	19.78	21.91	24.24	26.75	29.44	32.3	35.35	38.56	41.97	45.56	49.33	53.3	57.46	62.15	67.12	72.39	77.97	84.83	92.42	100.83	110.32	120.94	132.04
62	9.59	10.59	11.73	13.01	14.45	16.04	17.83	19.78	21.91	24.24	26.75	29.44	32.3	35.35	38.56	41.97	45.56	49.33	53.3	57.46	62.15	67.12	72.39	77.97	84.83	92.42	100.83	110.32	120.94	132.04	144.89
63	10.59	11.73	13.01	14.45	16.04	17.83	19.78	21.91	24.24	26.75	29.44	32.3	35.35	38.56	41.97	45.56	49.33	53.3	57.46	62.15	67.12	72.39	77.97	84.83	92.42	100.83	110.32	120.94	132.04	144.89	157.99
64	11.73	13.01	14.45	16.04	17.83	19.78	21.91	24.24	26.75	29.44	32.3	35.35	38.56	41.97	45.56	49.33	53.3	57.46	62.15	67.12	72.39	77.97	84.83	92.42	100.83	110.32	120.94	132.04	144.89	157.99	171.53
65	13.01	14.45	16.04	17.83	19.78	21.91	24.24	26.75	29.44	32.3	35.35	38.56	41.97	45.56	49.33	53.3	57.46	62.15	67.12	72.39	77.97	84.83	92.42	100.83	110.32	120.94	132.04	144.89	157.99	171.53	183.98
66	14.45	16.04	17.83	19.78	21.91	24.24	26.75	29.44	32.3	35.35	38.56	41.97	45.56	49.33	53.3	57.46	62.15	67.12	72.39	77.97	84.83	92.42	100.83	110.32	120.94	132.04	144.89	157.99	177.88	190.8	201.44
67	16.04	17.83	19.78	21.91	24.24	26.75	29.44	32.3	35.35	38.56	41.97	45.56	49.33	53.3	57.46	62.15	67.12	72.39	77.97	84.83	92.42	100.83	110.32	120.94	132.04	144.89	157.99	171.53	190.8	201.44	212.91
68	17.83	19.78	21.91	24.24	26.75	29.44	32.3	35.35	38.56	41.97	45.56	49.33	53.3	57.46	62.15	67.12	72.39	77.97	84.83	92.42	100.83	110.32	120.94	132.04	144.89	157.99	171.53	183.98	201.44	212.91	223.64
69	19.78	21.91	24.24	26.75	29.44	32.3	35.35	38.56	41.97	45.56	49.33	53.3	57.46	62.15	67.12	72.39	77.97	84.83	92.42	100.83	110.32	120.94	132.04	144.89	157.99	171.53	183.98	194.24	212.91	223.64	236.48
70	21.91	24.24	26.75	29.44	32.3	35.35	38.56	41.97	45.56	49.33	53.3	57.46	62.15	67.12	72.39	77.97	84.83	92.42	100.83	110.32	120.94	132.04	144.89	157.99	171.53	183.98	194.24	205.30	223.64	236.48	250.78
71	25.14	27.74	30.53	33.5	36.66	39.99	43.53	47.24	51.16	55.27	59.58	64.45	69.61	75.07	80.86	87.97	95.84	104.57	114.41	125.42	136.93	150.26	163.84	177.88	190.8	201.44	212.91	223.64	253.37	268.7	283.02
72	27.74	30.53	33.5	36.66	39.99	43.53	47.24	51.16	55.27	59.58	64.45	69.61	75.07	80.86	87.97	95.84	104.57	114.41	125.42	136.93	150.26	163.84	177.88	190.8	201.44	212.91	223.64	236.48	268.7	283.02	294.99
73	30.53	33.5	36.66	39.99	43.53	47.24	51.16	55.27	59.58	64.45	69.61	75.07	80.86	87.97	95.84	104.57	114.41	125.42	136.93	150.26	163.84	177.88	190.8	201.44	212.91	223.64	236.48	250.78	283.02	294.99	304.26
74	33.5	36.66	39.99	43.53	47.24	51.16	55.27	59.58	64.45	69.61	75.07	80.86	87.97	95.84	104.57	114.41	125.42	136.93	150.26	163.84	177.88	190.8	201.44	212.91	223.64	236.48	250.78	264.15	294.99	304.26	310.04
75	36.66	39.99	43.53	47.24	51.16	55.27	59.58	64.45	69.61	75.07	80.86	87.97	95.84	104.57	114.41	125.42	136.93	150.26	163.84	177.88	190.8	201.44	212.91	223.64	236.48	250.78	264.15	275.32	304.26	310.04	312.23
76	42.85	46.64	50.62	54.81	59.22	63.84	69.05	74.58	80.43	86.63	94.25	102.69	112.04	122.58	134.38	146.72	160.99	175.55	190.59	204.43	215.83	228.11	239.61	253.37	268.7	283.02	294.99	304.26	361.72	364.27	367.68
77	46.64	50.62	54.81	59.22	63.84	69.05	74.58	80.43	86.63	94.25	102.69	112.04	122.58	134.38	146.72	160.99	175.55	190.59	204.43	215.83	228.11	239.61	253.37	268.7	283.02	294.99	304.26	310.04	364.27	367.68	373.54
78	50.62	54.81	59.22	63.84	69.05	74.58	80.43	86.63	94.25	102.69	112.04	122.58	134.38	146.72	160.99	175.55	190.59	204.43	215.83	228.11	239.61	253.37	268.7	283.02	294.99	304.26	310.04	312.23	367.68	373.54	382.52
79	54.81	59.22	63.84	69.05	74.58	80.43	86.63	94.25	102.69	112.04	122.58	134.38	146.72	160.99	175.55	190.59	204.43	215.83	228.11	239.61	253.37	268.7	283.02	294.99	304.26	310.04	312.23	315.15	373.54	382.52	387.30
80	59.22	63.84	69.05	74.58	80.43	86.63	94.25	102.69	112.04	122.58	134.38	146.72	160.99	175.55	190.59	204.43	215.83	228.11	239.61	253.37	268.7	283.02	294.99	304.26	310.04	312.23	315.15	320.18	382.52	387.30	391.06
81	74.48	80.56	87.01	93.84	101.07	109.96	119.81	130.71	143.01	156.77	171.17	187.82	204.80	222.36	238.5	251.8	266.13	279.55	295.6	313.48	330.19	344.16	354.97	361.72	364.27	367.68	373.54	382.52	450.00	450.00	450.00
82	80.56	87.01	93.84	101.07	109.96	119.81	130.71	143.01	156.77	171.17	187.82	204.80	222.36	238.5	251.8	266.13	279.55	295.6	313.48	330.19	344.16	354.97	361.72	364.27	367.68	373.54	382.52	387.30	450.00	450.00	450.00
83	87.01	93.84	101.07	109.96	119.81	130.71	143.01	156.77	171.17	187.82	204.80	222.36	238.5	251.8	266.13	279.55	295.6	313.48	330.19	344.16	354.97	361.72	364.27	367.68	373.54	382.52	387.30	391.06	450.00	450.00	450.00
84	93.84	101.07	109.96	119.81	130.71	143.01	156.77	171.17	187.82	204.80	222.36	238.5	251.8	266.13	279.55	295.6	313.48	330.19	344.16	354.97	361.72	364.27	367.68	373.54	382.52	387.30	391.06	393.75	450.00	450.00	450.00
85	101.07	109.96	119.81	130.71	143.01	156.77	171.17	187.82	204.80	222.36	238.5	251.8	266.13	279.55	295.6	313.48	330.19	344.16	354.97	361.72	364.27	367.68	373.54	382.52	387.30	391.06	393.75	393.75	450.00	450.00	450.00
86	131.95	143.77	156.85	171.61	188.13	205.40	225.38	245.76	266.83	286.2	302.16	319.36	335.45	354.72	376.17	396.23	412.99	425.96	434.06	437.13	441.21	448.25	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
87	143.77	156.85	171.61	188.13	205.40	225.38	245.76	266.83	286.2	302.16	319.36	335.45	354.72	376.17	396.23	412.99	425.96	434.06	437.13	441.21	448.25	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
88	156.85	171.61	188.13	205.40	225.38	245.76	266.83	286.2	302.16	319.36	335.45	354.72	376.17	396.23	412.99	425.96	434.06	437.13	441.21	448.25	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
89	171.61	188.13	205.40	225.38	245.76	266.83	286.2	302.16	319.36	335.45	354.72	376.17	396.23	412.99	425.96	434.06	437.13	441.21	448.25	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
90	188.13	205.40	225.38	245.76	266.83	286.2	302.16	319.36	335.45	354.72	376.17	396.23	412.99	425.96	434.06	437.13	441.21	448.25	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
91	215.18	236.12	257.47	279.53	299.83	316.55	334.57	351.43	371.61	394.09	415.1	432.65	446.25	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
92	236.12	257.47	279.53	299.83	316.55	334.57	351.43	371.61	394.09	415.1	432.65	446.25	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
(B17) 14706-00-00 Final                    82                3/12/2017

RGA Conversion Rates per 1000 -- Male Smoker ANB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
93	257.47	279.53	299.83	316.55	334.57	351.43	371.61	394.09	415.1	432.65	446.25	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
94	279.53	299.83	316.55	334.57	351.43	371.61	394.09	415.1	432.65	446.25	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
95	299.83	316.55	334.57	351.43	371.61	394.09	415.1	432.65	446.25	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
96	287.77	304.15	319.48	337.83	358.26	377.36	393.32	405.68	413.39	416.31	420.2	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
97	304.15	319.48	337.83	358.26	377.36	393.32	405.68	413.39	416.31	420.2	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
98	319.48	337.83	358.26	377.36	393.32	405.68	413.39	416.31	420.2	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
99	337.83	358.26	377.36	393.32	405.68	413.39	416.31	420.2	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
100	358.26	377.36	393.32	405.68	413.39	416.31	420.2	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
101	377.36	393.32	405.68	413.39	416.31	420.2	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
102	393.32	405.68	413.39	416.31	420.2	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
103	405.68	413.39	416.31	420.2	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
104	413.39	416.31	420.2	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
105	416.31	420.2	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
106	420.2	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
107	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
108	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
109	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
110	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
111	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
112	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
113	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
114	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
115	450.00	450.00	450.00	450.00	450.00	450.00	450.00
116	450.00	450.00	450.00	450.00	450.00	450.00
117	450.00	450.00	450.00	450.00	450.00
118	450.00	450.00	450.00	450.00
119	450.00	450.00	450.00
120	450.00	450.00
121	450.00

(B17) 14706-00-00 Final                    83                3/12/2017

RGA Conversion Rates per 1000 -- Male Smoker ANB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
1	0.35	0.38	0.42	0.45	0.5	0.58	0.62	0.69	0.78	0.83	0.88	0.94	0.88	0.95	1	1.06	1.16	1.18	1.30	1.41	1.56	1.73	1.86	2.09	2.31	2.57	2.85	3.14	3.47	3.82
2	0.51	0.56	0.63	0.68	0.76	0.82	0.9	0.98	1.06	1.14	1.22	1.3	1.27	1.37	1.49	1.66	1.81	1.90	2.07	2.3	2.53	2.82	2.99	3.30	3.61	3.98	4.36	4.79	5.26	5.75
3	0.62	0.67	0.75	0.83	0.88	0.95	1.02	1.13	1.21	1.31	1.45	1.58	1.58	1.73	1.91	2.12	2.37	2.47	2.73	3.02	3.34	3.66	3.93	4.31	4.71	5.17	5.68	6.22	6.83	7.48
4	0.68	0.72	0.83	0.88	0.95	1.02	1.1	1.23	1.35	1.49	1.65	1.84	1.85	2.07	2.28	2.56	2.84	2.97	3.3	3.63	4.02	4.44	4.74	5.21	5.73	6.29	6.91	7.58	8.32	9.13
5	0.72	0.79	0.88	0.95	1.02	1.1	1.2	1.35	1.49	1.67	1.89	2.11	2.13	2.38	2.66	2.97	3.29	3.44	3.83	4.23	4.68	5.17	5.54	6.09	6.7	7.38	8.13	8.92	9.78	10.73
6	0.98	1.04	1.12	1.21	1.3	1.41	1.55	1.62	1.82	2.05	2.29	2.60	2.52	2.80	3.12	3.48	3.88	4.19	4.64	5.16	5.71	6.3	6.76	7.44	8.21	9.01	9.91	11.51	12.64	13.88
7	1.17	1.26	1.34	1.44	1.57	1.76	1.94	1.99	2.23	2.52	2.84	3.19	3.11	3.48	3.87	4.33	4.8	5.33	5.90	6.53	7.22	7.97	8.57	9.45	10.38	11.44	12.59	14.52	15.92	17.5
8	1.24	1.35	1.36	1.5	1.69	1.89	2.13	2.18	2.44	2.75	3.1	3.45	3.5	3.9	4.34	4.85	5.35	5.93	6.57	7.23	8	8.79	9.71	10.66	11.75	12.91	14.17	15.96	17.52	19.19
9	1.43	1.56	1.56	1.72	1.94	2.17	2.41	2.47	2.76	3.09	3.44	3.82	3.95	4.4	4.85	5.4	5.97	6.56	7.25	7.98	8.79	9.66	11.18	12.28	13.5	14.8	16.26	17.84	19.57	21.46
10	1.6	1.76	1.83	2.01	2.24	2.5	2.79	2.91	3.23	3.59	3.98	4.41	4.54	5.03	5.55	6.10	6.74	7.42	8.16	8.96	9.84	10.8	12.77	14	15.39	16.86	18.52	20.32	22.3	24.47
11	2.13	2.35	2.46	2.71	3	3.33	3.69	3.77	4.16	4.61	5.11	5.64	5.96	6.57	7.24	7.94	8.72	9.57	10.51	11.52	12.63	13.84	17.26	18.93	20.74	22.78	25.01	26.93	29.56	32.47
12	2.21	2.41	2.5	2.75	3.04	3.34	3.73	3.82	4.21	4.66	5.14	5.67	5.93	6.51	7.13	7.82	8.56	9.87	10.8	11.84	12.97	14.21	17.47	19.17	21.03	23.13	25.43	27.37	30.11	33.09
13	2.33	2.57	2.62	2.9	3.19	3.53	3.9	3.98	4.37	4.82	5.31	5.82	6.06	6.62	7.25	7.96	8.7	10.29	11.26	12.34	13.52	14.81	18.36	20.17	22.2	24.45	26.94	28.98	31.94	35.15
14	2.56	2.8	2.79	3.06	3.37	3.73	4.11	4.18	4.58	5.05	5.54	6.07	6.26	6.85	7.51	8.22	8.97	10.97	12.03	13.18	14.44	15.86	19.29	21.25	23.44	25.85	28.53	30.73	33.88	37.3
15	2.84	3.1	2.93	3.22	3.55	3.9	4.3	4.46	4.91	5.38	5.9	6.44	6.65	7.29	7.98	8.7	9.53	12.03	13.18	14.44	15.87	17.5	20.84	22.99	25.42	28.09	31.03	32.58	35.93	39.56
16	3.13	3.43	3.24	3.56	3.9	4.3	4.72	4.91	5.38	5.9	6.44	7.05	7.96	8.7	9.5	10.40	11.39	13.87	15.21	16.76	18.48	20.43	23.15	25.63	28.38	31.39	34.69	36.42	40.11	44.09
17	3.3	3.62	3.48	3.82	4.21	4.6	5.05	5.23	5.73	6.26	6.85	7.51	8.7	9.5	10.40	11.39	12.48	15.26	16.83	18.62	20.59	22.82	25.3	28.04	31.03	34.33	37.9	38.65	42.48	46.57
18	3.68	4.01	3.85	4.22	4.63	5.08	5.54	5.73	6.26	6.85	7.51	8.22	9.5	10.40	11.39	12.5	13.82	16.96	18.78	20.84	23.11	25.66	28.45	31.53	34.88	38.54	42.46	43.18	47.32	51.74
19	4.08	4.46	4.28	4.67	5.1	5.57	6.08	6.26	6.85	7.51	8.22	8.97	10.40	11.43	12.61	13.94	15.44	19.03	21.13	23.47	26.08	28.95	32.11	35.56	39.27	43.24	47.54	48.15	52.6	57.31
20	4.54	4.94	4.73	5.16	5.61	6.1	6.66	6.86	7.51	8.22	8.98	9.88	11.53	12.73	14.1	15.64	17.4	21.51	23.93	26.59	29.57	32.8	36.32	40.09	44.15	48.46	53.06	53.58	58.31	63.29
21	5.05	5.48	5.51	5.99	6.52	7.09	7.70	8.2	8.97	9.86	10.85	11.98	14.69	16.31	18.14	20.18	22.51	25.06	27.91	31.02	34.41	38.09	41.03	45.17	49.53	54.18	59.09	61.05	66.17	71.56
22	5.48	5.91	5.94	6.43	6.98	7.59	8.3	9.34	10.26	11.3	12.51	13.87	16.23	18.09	20.16	22.50	25.07	27.23	30.28	33.62	37.19	41.04	43.96	48.19	52.67	57.39	62.33	67.51	72.95	79.02
23	6.08	6.56	6.59	7.12	7.75	8.47	9.28	10.49	11.55	12.81	14.22	15.82	18.58	20.72	23.13	25.82	28.75	31.18	34.57	38.24	42.16	46.35	49.48	54.01	58.77	63.77	69.04	74.55	80.68	87.13
24	6.79	7.34	7.34	7.98	8.72	9.55	10.5	11.91	13.21	14.67	16.33	18.21	21.4	23.91	26.65	29.69	32.99	35.68	39.42	43.44	47.71	52.19	55.5	60.35	65.44	70.77	76.35	82.58	89.19	96.15
25	7.73	8.38	8.42	9.2	10.06	11.09	12.24	13.91	15.45	17.18	19.12	21.32	24.99	27.84	30.94	34.33	37.98	40.84	44.95	49.29	53.86	58.71	62.15	67.33	72.79	78.49	84.88	91.67	98.81	106.36
26	8.11	8.82	9.63	10.54	11.58	12.78	14.12	16.51	18.32	20.33	22.57	25.09	27.84	30.84	34.11	37.65	41.43	45.46	49.75	54.27	59.07	64.12	67.60	73.04	78.74	85.16	91.98	99.20	106.85	116.24
27	8.82	9.63	10.54	11.58	12.78	14.12	15.64	18.32	20.33	22.57	25.09	27.84	30.84	34.11	37.65	41.43	45.46	49.75	54.27	59.07	64.12	69.43	73.04	78.74	85.16	91.98	99.20	106.85	116.24	126.65
28	9.63	10.54	11.58	12.78	14.12	15.64	17.35	20.33	22.57	25.09	27.84	30.84	34.11	37.65	41.43	45.46	49.75	54.27	59.07	64.12	69.43	75.01	78.74	85.16	91.98	99.20	106.85	116.24	126.65	138.18
29	10.54	11.58	12.78	14.12	15.64	17.35	19.26	22.57	25.09	27.84	30.84	34.11	37.65	41.43	45.46	49.75	54.27	59.07	64.12	69.43	75.01	80.86	85.16	91.98	99.20	106.85	116.24	126.65	138.18	151.18
30	11.58	12.78	14.12	15.64	17.35	19.26	21.38	25.09	27.84	30.84	34.11	37.65	41.43	45.46	49.75	54.27	59.07	64.12	69.43	75.01	80.86	87.47	91.98	99.20	106.85	116.24	126.65	138.18	151.18	165.73
31	12.07	13.34	16.08	17.83	19.8	21.98	24.43	27.1	30.03	33.22	36.66	40.34	43.07	47.13	51.42	55.96	60.74	65.77	71.06	76.61	82.86	89.50	93.84	101.07	109.96	119.81	130.71	143.01	156.77	171.17
32	13.34	14.77	17.83	19.8	21.98	24.43	27.1	30.03	33.22	36.66	40.34	44.26	47.13	51.42	55.96	60.74	65.77	71.06	76.61	82.86	89.50	96.52	101.07	109.96	119.81	130.71	143.01	156.77	171.17	187.82

(B17) 14706-00-00 Final                    84                3/12/2017

RGA Conversion Rates per 1000 -- Male Smoker ANB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
33	14.77	16.39	19.8	21.98	24.43	27.1	30.03	33.22	36.66	40.34	44.26	48.44	51.42	55.96	60.74	65.77	71.06	76.61	82.86	89.50	96.52	103.96	109.96	119.81	130.71	143.01	156.77	171.17	187.82	204.80
34	16.39	18.19	21.98	24.43	27.1	30.03	33.22	36.66	40.34	44.26	48.44	52.85	55.96	60.74	65.77	71.06	76.61	82.86	89.50	96.52	103.96	113.10	119.81	130.71	143.01	156.77	171.17	187.82	204.80	222.36
35	18.19	20.2	24.43	27.1	30.03	33.22	36.66	40.34	44.26	48.44	52.85	57.52	60.74	65.77	71.06	76.61	82.86	89.50	96.52	103.96	113.10	123.23	130.71	143.01	156.77	171.17	187.82	204.80	222.36	238.5
36	20.2	22.45	24.91	27.59	30.52	33.69	37.07	40.67	44.51	48.56	52.85	57.37	62.12	67.12	72.35	78.26	84.52	88.47	95.30	103.68	112.96	123.24	134.84	147.82	161.39	177.09	193.1	216	231.68	244.6
37	22.45	24.91	27.59	30.52	33.69	37.07	40.67	44.51	48.56	52.85	57.37	62.12	67.12	72.35	78.26	84.52	91.15	95.30	103.68	112.96	123.24	134.84	147.82	161.39	177.09	193.1	209.65	231.68	244.6	258.53
38	24.91	27.59	30.52	33.69	37.07	40.67	44.51	48.56	52.85	57.37	62.12	67.12	72.35	78.26	84.52	91.15	98.18	103.68	112.96	123.24	134.84	147.82	161.39	177.09	193.1	209.65	224.87	244.6	258.53	271.56
39	27.59	30.52	33.69	37.07	40.67	44.51	48.56	52.85	57.37	62.12	67.12	72.35	78.26	84.52	91.15	98.18	106.82	112.96	123.24	134.84	147.82	161.39	177.09	193.1	209.65	224.87	237.41	258.53	271.56	287.16
40	30.52	33.69	37.07	40.67	44.51	48.56	52.85	57.37	62.12	67.12	72.35	78.26	84.52	91.15	98.18	106.82	116.38	123.24	134.84	147.82	161.39	177.09	193.1	209.65	224.87	237.41	250.92	271.56	287.16	304.52
41	31.7	34.89	37.08	40.59	44.28	48.19	52.30	56.64	61.19	65.97	71.35	77.07	80.43	86.63	94.25	102.69	112.04	122.58	134.38	146.72	160.99	175.55	196.94	211.24	223.02	235.72	247.6	287.16	304.52	320.76
42	34.89	38.28	40.59	44.28	48.19	52.30	56.64	61.19	65.97	71.35	77.07	83.11	86.63	94.25	102.69	112.04	122.58	134.38	146.72	160.99	175.55	190.59	211.24	223.02	235.72	247.6	261.82	304.52	320.76	334.32
43	38.28	41.9	44.28	48.19	52.30	56.64	61.19	65.97	71.35	77.07	83.11	89.52	94.25	102.69	112.04	122.58	134.38	146.72	160.99	175.55	190.59	204.43	223.02	235.72	247.6	261.82	277.65	320.76	334.32	344.83
44	41.9	45.70	48.19	52.30	56.64	61.19	65.97	71.35	77.07	83.11	89.52	97.39	102.69	112.04	122.58	134.38	146.72	160.99	175.55	190.59	204.43	215.83	235.72	247.6	261.82	277.65	292.45	334.32	344.83	351.38
45	45.70	49.74	52.30	56.64	61.19	65.97	71.35	77.07	83.11	89.52	97.39	106.11	112.04	122.58	134.38	146.72	160.99	175.55	190.59	204.43	215.83	228.11	247.6	261.82	277.65	292.45	304.82	344.83	351.38	353.86
46	45.08	48.93	52.98	57.25	61.71	66.75	72.09	75.07	80.86	87.97	95.84	104.57	114.41	125.42	136.93	150.26	163.84	184.24	197.61	208.63	220.51	231.62	270.26	286.61	301.89	314.66	324.54	382.39	385.09	388.69
47	48.93	52.98	57.25	61.71	66.75	72.09	77.75	80.86	87.97	95.84	104.57	114.41	125.42	136.93	150.26	163.84	177.88	197.61	208.63	220.51	231.62	244.93	286.61	301.89	314.66	324.54	330.71	385.09	388.69	394.88
48	52.98	57.25	61.71	66.75	72.09	77.75	83.74	87.97	95.84	104.57	114.41	125.42	136.93	150.26	163.84	177.88	190.8	208.63	220.51	231.62	244.93	259.74	301.89	314.66	324.54	330.71	333.05	388.69	394.88	404.37
49	57.25	61.71	66.75	72.09	77.75	83.74	91.11	95.84	104.57	114.41	125.42	136.93	150.26	163.84	177.88	190.8	201.44	220.51	231.62	244.93	259.74	273.59	314.66	324.54	330.71	333.05	336.16	394.88	404.37	409.43
50	61.71	66.75	72.09	77.75	83.74	91.11	99.27	104.57	114.41	125.42	136.93	150.26	163.84	177.88	190.8	201.44	212.91	231.62	244.93	259.74	273.59	285.16	324.54	330.71	333.05	336.16	341.52	404.37	409.43	413.40
51	64.45	69.61	75.07	80.86	87.97	95.84	104.57	110.32	120.94	132.04	144.89	157.99	177.88	190.8	201.44	212.91	223.64	261.82	277.65	292.45	304.82	314.4	372.05	374.68	378.18	384.21	393.44	450.00	450.00	450.00
52	69.61	75.07	80.86	87.97	95.84	104.57	114.41	120.94	132.04	144.89	157.99	171.53	190.8	201.44	212.91	223.64	236.48	277.65	292.45	304.82	314.4	320.38	374.68	378.18	384.21	393.44	398.37	450.00	450.00	450.00
53	75.07	80.86	87.97	95.84	104.57	114.41	125.42	132.04	144.89	157.99	171.53	183.98	201.44	212.91	223.64	236.48	250.78	292.45	304.82	314.4	320.38	322.64	378.18	384.21	393.44	398.37	402.23	450.00	450.00	450.00
54	80.86	87.97	95.84	104.57	114.41	125.42	136.93	144.89	157.99	171.53	183.98	194.24	212.91	223.64	236.48	250.78	264.15	304.82	314.4	320.38	322.64	325.66	384.21	393.44	398.37	402.23	405.00	450.00	450.00	450.00
55	87.97	95.84	104.57	114.41	125.42	136.93	150.26	157.99	171.53	183.98	194.24	205.30	223.64	236.48	250.78	264.15	275.32	314.4	320.38	322.64	325.66	330.85	393.44	398.37	402.23	405.00	405.00	450.00	450.00	450.00
56	92.42	100.83	110.32	120.94	132.04	144.89	157.99	177.88	190.8	201.44	212.91	223.64	253.37	268.7	283.02	294.99	304.26	361.72	364.27	367.68	373.54	382.52	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
57	100.83	110.32	120.94	132.04	144.89	157.99	171.53	190.8	201.44	212.91	223.64	236.48	268.7	283.02	294.99	304.26	310.04	364.27	367.68	373.54	382.52	387.30	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
58	110.32	120.94	132.04	144.89	157.99	171.53	183.98	201.44	212.91	223.64	236.48	250.78	283.02	294.99	304.26	310.04	312.23	367.68	373.54	382.52	387.30	391.06	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
59	120.94	132.04	144.89	157.99	171.53	183.98	194.24	212.91	223.64	236.48	250.78	264.15	294.99	304.26	310.04	312.23	315.15	373.54	382.52	387.30	391.06	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
60	132.04	144.89	157.99	171.53	183.98	194.24	205.30	223.64	236.48	250.78	264.15	275.32	304.26	310.04	312.23	315.15	320.18	382.52	387.30	391.06	393.75	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00

(B17) 14706-00-00 Final                    85                3/12/2017

RGA Conversion Rates per 1000 -- Male Smoker ANB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
61	144.89	157.99	177.88	190.80	201.44	212.91	223.64	253.37	268.7	283.02	294.99	304.26	361.72	364.27	367.68	373.54	382.52	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
62	157.99	171.53	190.80	201.44	212.91	223.64	236.48	268.7	283.02	294.99	304.26	310.04	364.27	367.68	373.54	382.52	387.30	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
63	171.53	183.98	201.44	212.91	223.64	236.48	250.78	283.02	294.99	304.26	310.04	312.23	367.68	373.54	382.52	387.30	391.06	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
64	183.98	194.24	212.91	223.64	236.48	250.78	264.15	294.99	304.26	310.04	312.23	315.15	373.54	382.52	387.3	391.06	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
65	194.24	205.3	223.64	236.48	250.78	264.15	275.32	304.26	310.04	312.23	315.15	320.18	382.52	387.3	391.06	393.75	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
66	212.91	223.64	253.37	268.7	283.02	294.99	304.26	361.72	364.27	367.68	373.54	382.52	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
67	223.64	236.48	268.7	283.02	294.99	304.26	310.04	364.27	367.68	373.54	382.52	387.3	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
68	236.48	250.78	283.02	294.99	304.26	310.04	312.23	367.68	373.54	382.52	387.3	391.06	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
69	250.78	264.15	294.99	304.26	310.04	312.23	315.15	373.54	382.52	387.3	391.06	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
70	264.15	275.32	304.26	310.04	312.23	315.15	320.18	382.52	387.3	391.06	393.75	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
71	294.99	304.26	361.72	364.27	367.68	373.54	382.52	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
72	304.26	310.04	364.27	367.68	373.54	382.52	387.3	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
73	310.04	312.23	367.68	373.54	382.52	387.3	391.06	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
74	312.23	315.15	373.54	382.52	387.3	391.06	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
75	315.15	320.18	382.52	387.3	391.06	393.75	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
76	373.54	382.52	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
77	382.52	387.3	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
78	387.3	391.06	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
79	391.06	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
80	393.75	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
81	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
82	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
83	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
84	450.00	450.00	450.00	450.00	450.00	450.00	450.00
85	450.00	450.00	450.00	450.00	450.00	450.00
86	450.00	450.00	450.00	450.00	450.00
87	450.00	450.00	450.00	450.00
88	450.00	450.00	450.00
89	450.00	450.00
90	450.00
91
92

(B17) 14706-00-00 Final                    86                3/12/2017

RGA Conversion Rates per 1000 -- Male Smoker ANB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121

(B17) 14706-00-00 Final                    87                3/12/2017

RGA Conversion Rates per 1000 -- Male Smoker ANB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
1	4.21	4.6	4.92	5.41	5.97	6.56	7.23	6.49	7.16	7.89	8.68	9.52	10.37	11.28	12.19	13.10	14.04	14.96	15.92	16.88	17.95	19.06	20.25	21.54	22.94	24.48	26.18	28.05	30.12	32.46
2	6.29	6.9	7.35	8.07	8.84	9.72	10.65	9.5	10.39	11.35	12.37	13.43	14.54	15.68	16.86	18.09	19.32	20.60	21.94	23.43	25.02	26.7	28.53	34.96	41.96	49.91	58.97	69.15	69.26	81.89
3	8.2	9.00	9.57	10.49	11.48	12.57	13.73	12.17	13.28	14.44	15.66	16.97	18.31	19.72	21.19	22.72	24.33	26.02	27.92	29.96	32.13	34.46	46.14	58.69	72.92	89.13	107.4	127.15	139.52	152.14
4	10.02	10.98	11.65	12.75	13.96	15.23	16.62	14.71	15.99	17.36	18.8	20.33	21.92	23.63	25.41	27.31	29.33	31.61	34.04	36.69	39.49	50.61	62.54	76.01	91.36	108.58	127.15	139.52	152.14	165.18
5	11.77	12.89	13.7	14.99	16.36	17.86	19.45	17.19	18.66	20.23	21.9	23.68	25.57	27.59	29.74	32.04	34.66	37.47	40.48	43.75	54.37	65.78	78.67	93.24	109.62	127.15	139.52	152.14	165.18	177.17
6	15.21	16.66	16.27	17.77	19.4	21.15	23.02	22.74	24.68	26.76	28.99	31.36	33.92	36.66	39.58	42.92	46.53	50.42	54.62	66.40	79.08	93.35	109.46	127.52	146.72	160.99	175.55	190.59	204.43	215.83
7	19.16	20.96	20.68	22.6	24.67	26.87	29.26	29.21	31.74	34.43	37.32	40.43	43.77	47.37	51.48	55.91	60.68	65.88	78.73	92.62	108.22	125.8	145.53	166.28	182.45	198.95	216	231.68	244.6	258.53
8	21.04	23.03	22.67	24.76	26.99	29.45	32.06	32.93	35.77	38.84	42.14	45.70	49.52	53.9	58.62	63.73	69.24	81.72	95.18	110.25	127.3	146.37	166.28	182.45	198.95	216	231.68	244.6	258.53	271.56
9	23.51	25.74	26.05	28.46	31.07	33.89	36.92	38.02	41.34	44.91	48.77	52.92	57.65	62.76	68.29	74.22	86.70	100.17	115.25	132.33	151.41	171.17	187.82	204.8	222.36	238.5	251.8	266.13	279.55	295.6
10	26.83	29.4	29.05	31.76	34.71	37.86	41.29	44.98	48.91	53.15	57.73	62.92	68.57	74.6	81.1	93.95	107.87	123.41	141	160.7	180.95	198.55	216.51	235.06	252.13	266.19	281.34	295.52	312.49	331.39
11	35.65	39.08	38.47	42.1	46.02	50.26	54.78	59.69	64.92	70.52	76.9	83.78	91.18	99.19	114.04	130.22	148.27	168.75	191.72	215.18	236.12	257.47	279.53	299.83	316.55	334.57	351.43	371.61	394.09	415.1
12	36.36	39.93	39.89	43.68	47.72	52.12	56.83	63.39	68.9	75.15	81.86	89.07	96.87	110.75	125.88	142.78	161.95	183.49	205.4	225.38	245.76	266.83	286.2	302.16	319.36	335.45	354.72	376.17	396.23	412.99
13	38.65	42.44	42.21	46.21	50.51	55.09	60.01	66.92	72.98	79.52	86.5	93.97	107.03	121.11	136.91	154.87	175.11	195.62	214.65	234.06	254.12	272.57	287.77	304.15	319.48	337.83	358.26	377.36	393.32	405.68
14	41.01	45.04	44.55	48.71	53.18	57.91	62.98	72.41	78.84	85.68	93.07	105.53	119.1	134.24	151.5	170.98	190.73	209.28	228.21	247.77	265.76	280.58	296.55	311.49	329.38	349.3	367.93	383.49	395.54	403.06
15	43.45	47.63	48.12	52.53	57.2	62.2	67.82	79.96	86.88	94.27	106.59	119.93	134.85	151.92	171.15	190.73	209.28	228.21	247.77	265.76	280.58	296.55	311.49	329.38	349.3	367.93	383.49	395.54	403.06	405.9
16	48.34	52.91	54.79	59.64	64.82	70.64	76.82	85.67	92.85	104.7	117.52	131.91	148.31	166.88	185.84	203.92	222.36	241.41	258.94	273.38	288.94	303.51	320.94	340.35	358.49	373.65	385.4	392.72	395.49	399.19
17	50.94	55.58	58.84	63.95	69.59	75.63	82.05	86.38	97.11	108.79	121.91	136.88	153.77	171.17	187.82	204.8	222.36	238.5	251.80	266.13	279.55	295.6	313.48	330.19	344.16	354.97	361.72	364.27	367.68	373.54
18	56.43	61.36	64.77	70.48	76.52	82.92	89.69	97.78	109.34	122.33	137.13	153.85	171.17	187.82	204.8	222.36	238.5	251.80	266.13	279.55	295.6	313.48	330.19	344.16	354.97	361.72	364.27	367.68	373.54	382.52
19	62.27	67.51	71.38	77.41	83.8	90.6	101.33	109.94	122.78	137.38	153.94	171.17	187.82	204.8	222.36	238.5	251.80	266.13	279.55	295.6	313.48	330.19	344.16	354.97	361.72	364.27	367.68	373.54	382.52	387.3
20	68.53	74.41	78.44	84.8	91.58	102.14	113.76	123.27	137.72	154.02	171.17	187.82	204.8	222.36	238.5	251.80	266.13	279.55	295.6	313.48	330.19	344.16	354.97	361.72	364.27	367.68	373.54	382.52	387.3	391.06
21	77.63	84.01	88.36	95.32	106.04	117.81	131.00	138.14	154.18	171.17	187.82	204.80	222.36	238.5	251.8	266.13	279.55	295.6	313.48	330.19	344.16	354.97	361.72	364.27	367.68	373.54	382.52	387.3	391.06	393.75
22	85.43	92.25	94.13	104.36	115.62	128.24	142.61	158.81	176.06	193.19	210.65	228.71	245.31	258.99	273.74	287.53	304.05	322.43	339.62	353.99	365.11	372.05	374.68	378.18	384.21	393.44	398.37	402.23	405.00	405.00
23	94.01	101.2	105.89	116.93	129.28	143.35	159.17	176.06	193.19	210.65	228.71	245.31	258.99	273.74	287.53	304.05	322.43	339.62	353.99	365.11	372.05	374.68	378.18	384.21	393.44	398.37	402.23	405	405.00	405.00
24	103.47	113.71	118.5	130.56	144.22	159.62	176.06	193.19	210.65	228.71	245.31	258.99	273.74	287.53	304.05	322.43	339.62	353.99	365.11	372.05	374.68	378.18	384.21	393.44	398.37	402.23	405	405	405.00	405.00
25	116.32	127.38	132.35	145.53	160.35	176.06	193.19	210.65	228.71	245.31	258.99	273.74	287.53	304.05	322.43	339.62	353.99	365.11	372.05	374.68	378.18	384.21	393.44	398.37	402.23	405	405	405	405.00	405.00
26	126.65	138.18	147.1	161.25	176.06	193.19	210.65	241.41	258.94	273.38	288.94	303.51	320.94	340.35	358.49	373.65	385.4	392.72	395.49	399.19	405.56	415.3	420.50	424.57	427.50	427.50	427.50	427.50	427.50	427.50
27	138.18	151.18	161.25	176.06	193.19	210.65	228.71	258.94	273.38	288.94	303.51	320.94	340.35	358.49	373.65	385.4	392.72	395.49	399.19	405.56	415.3	420.50	424.57	427.50	427.50	427.50	427.50	427.50	427.50	427.50
28	151.18	165.73	176.06	193.19	210.65	228.71	245.31	273.38	288.94	303.51	320.94	340.35	358.49	373.65	385.4	392.72	395.49	399.19	405.56	415.3	420.50	424.57	427.50	427.50	427.50	427.50	427.50	427.50	427.50	427.50
29	165.73	180.95	193.19	210.65	228.71	245.31	258.99	288.94	303.51	320.94	340.35	358.49	373.65	385.4	392.72	395.49	399.19	405.56	415.3	420.50	424.57	427.50	427.50	427.50	427.50	427.50	427.50	427.50	427.50	427.50
30	180.95	198.55	210.65	228.71	245.31	258.99	273.74	303.51	320.94	340.35	358.49	373.65	385.4	392.72	395.49	399.19	405.56	415.3	420.50	424.57	427.50	427.50	427.50	427.50	427.50	427.50	427.50	427.50	427.50	427.50
31	187.82	204.8	228.71	245.31	258.99	273.74	287.53	329.38	349.3	367.93	383.49	395.54	403.06	405.9	409.7	416.23	426.23	431.56	435.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75
32	204.8	222.36	245.31	258.99	273.74	287.53	304.05	349.3	367.93	383.49	395.54	403.06	405.9	409.7	416.23	426.23	431.56	435.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75
(B17) 14706-00-00 Final                    88                3/12/2017

RGA Conversion Rates per 1000 -- Male Smoker ANB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
33	222.36	238.5	258.99	273.74	287.53	304.05	322.43	367.93	383.49	395.54	403.06	405.9	409.7	416.23	426.23	431.56	435.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75
34	238.5	251.8	273.74	287.53	304.05	322.43	339.62	383.49	395.54	403.06	405.9	409.7	416.23	426.23	431.56	435.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75
35	251.8	266.13	287.53	304.05	322.43	339.62	353.99	395.54	403.06	405.9	409.7	416.23	426.23	431.56	435.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75
36	258.53	271.56	312.49	331.39	349.06	363.82	375.25	444.39	447.53	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
37	271.56	287.16	331.39	349.06	363.82	375.25	382.39	447.53	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
38	287.16	304.52	349.06	363.82	375.25	382.39	385.09	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
39	304.52	320.76	363.82	375.25	382.39	385.09	388.69	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
40	320.76	334.32	375.25	382.39	385.09	388.69	394.88	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
41	334.32	344.83	413.39	416.31	420.20	426.90	437.16	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
42	344.83	351.38	416.31	420.20	426.90	437.16	442.63	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
43	351.38	353.86	420.20	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
44	353.86	357.17	426.90	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
45	357.17	362.87	437.16	442.63	446.92	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
46	394.88	404.37	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
47	404.37	409.43	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
48	409.43	413.40	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
49	413.40	416.25	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
50	416.25	416.25	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
51	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
52	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
53	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
54	450.00	450.00	450.00	450.00	450.00	450.00	450.00
55	450.00	450.00	450.00	450.00	450.00	450.00
56	450.00	450.00	450.00	450.00	450.00
57	450.00	450.00	450.00	450.00
58	450.00	450.00	450.00
59	450.00	450.00
60	450.00

(B17) 14706-00-00 Final                    89                3/12/2017

RGA Conversion Rates per 1000 -- Male Smoker ANB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92

(B17) 14706-00-00 Final                    90                3/12/2017

RGA Conversion Rates per 1000 -- Male Smoker ANB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121

(B17) 14706-00-00 Final                    91                3/12/2017

RGA Conversion Rates per 1000 -- Female Non-Smoker ANB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
1	0.27	0.23	0.19	0.15	0.11	0.11	0.1	0.1	0.09	0.09	0.08	0.08	0.09	0.11	0.13	0.16	0.18	0.18	0.18	0.17	0.16	0.15	0.13	0.12	0.11	0.11	0.11	0.11	0.1	0.10	0.11
2	0.23	0.19	0.15	0.11	0.11	0.1	0.1	0.09	0.09	0.08	0.08	0.09	0.11	0.14	0.18	0.2	0.21	0.21	0.2	0.19	0.18	0.18	0.17	0.16	0.15	0.14	0.14	0.14	0.14	0.14	0.15
3	0.19	0.15	0.11	0.11	0.1	0.1	0.09	0.09	0.08	0.08	0.1	0.11	0.15	0.18	0.21	0.23	0.23	0.22	0.21	0.2	0.19	0.18	0.18	0.18	0.17	0.17	0.17	0.17	0.16	0.16	0.17
4	0.15	0.11	0.11	0.1	0.1	0.09	0.09	0.08	0.08	0.1	0.12	0.16	0.19	0.22	0.24	0.24	0.23	0.22	0.21	0.2	0.19	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.17	0.18	0.19
5	0.11	0.11	0.1	0.1	0.09	0.09	0.08	0.08	0.1	0.12	0.16	0.19	0.22	0.24	0.25	0.24	0.23	0.22	0.21	0.2	0.19	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.19	0.2
6	0.13	0.12	0.12	0.11	0.11	0.1	0.1	0.12	0.15	0.2	0.25	0.29	0.31	0.31	0.31	0.29	0.29	0.28	0.26	0.25	0.24	0.24	0.24	0.24	0.24	0.24	0.24	0.24	0.24	0.25	0.27
7	0.13	0.13	0.12	0.12	0.11	0.11	0.13	0.17	0.22	0.28	0.33	0.36	0.36	0.36	0.33	0.33	0.32	0.31	0.29	0.29	0.28	0.28	0.28	0.28	0.29	0.29	0.29	0.31	0.3	0.31	0.33
8	0.13	0.12	0.12	0.11	0.11	0.13	0.16	0.21	0.27	0.32	0.35	0.35	0.34	0.33	0.33	0.32	0.31	0.31	0.29	0.29	0.28	0.29	0.29	0.31	0.31	0.32	0.33	0.34	0.33	0.35	0.37
9	0.12	0.12	0.1	0.1	0.13	0.16	0.21	0.26	0.31	0.35	0.36	0.35	0.33	0.32	0.32	0.31	0.3	0.30	0.3	0.3	0.3	0.3	0.31	0.32	0.33	0.36	0.37	0.38	0.37	0.4	0.43
10	0.12	0.1	0.1	0.13	0.16	0.21	0.26	0.31	0.35	0.36	0.36	0.35	0.33	0.32	0.32	0.31	0.31	0.3	0.3	0.31	0.31	0.32	0.33	0.35	0.37	0.39	0.4	0.41	0.42	0.45	0.48
11	0.13	0.13	0.15	0.20	0.25	0.32	0.38	0.42	0.43	0.43	0.42	0.42	0.41	0.39	0.39	0.38	0.38	0.38	0.38	0.39	0.41	0.42	0.43	0.45	0.48	0.5	0.52	0.55	0.56	0.6	0.65
12	0.12	0.15	0.19	0.24	0.31	0.36	0.41	0.42	0.42	0.41	0.41	0.41	0.39	0.38	0.36	0.36	0.36	0.38	0.38	0.39	0.41	0.42	0.45	0.47	0.5	0.51	0.54	0.58	0.56	0.61	0.66
13	0.14	0.18	0.23	0.29	0.34	0.38	0.4	0.4	0.38	0.38	0.38	0.37	0.37	0.36	0.36	0.36	0.36	0.37	0.38	0.4	0.41	0.43	0.46	0.48	0.51	0.54	0.55	0.6	0.59	0.63	0.7
14	0.18	0.23	0.29	0.34	0.38	0.4	0.4	0.38	0.38	0.38	0.38	0.37	0.37	0.36	0.37	0.37	0.38	0.40	0.41	0.42	0.45	0.47	0.5	0.52	0.55	0.57	0.61	0.66	0.61	0.67	0.73
15	0.22	0.28	0.33	0.37	0.38	0.38	0.37	0.37	0.37	0.37	0.37	0.36	0.36	0.36	0.37	0.38	0.39	0.4	0.42	0.44	0.48	0.5	0.53	0.56	0.59	0.61	0.66	0.72	0.67	0.74	0.8
16	0.26	0.31	0.35	0.36	0.36	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.36	0.37	0.38	0.39	0.41	0.44	0.47	0.51	0.53	0.56	0.60	0.63	0.67	0.71	0.77	0.76	0.82	0.89
17	0.28	0.32	0.33	0.33	0.32	0.32	0.32	0.32	0.32	0.32	0.32	0.33	0.33	0.35	0.36	0.37	0.4	0.42	0.45	0.48	0.51	0.55	0.59	0.62	0.65	0.69	0.74	0.79	0.81	0.87	0.94
18	0.32	0.33	0.33	0.32	0.32	0.32	0.32	0.32	0.32	0.32	0.33	0.34	0.35	0.37	0.38	0.41	0.43	0.47	0.5	0.54	0.58	0.62	0.66	0.69	0.74	0.78	0.83	0.88	0.9	0.97	1.04
19	0.33	0.33	0.32	0.32	0.32	0.32	0.32	0.32	0.32	0.33	0.34	0.35	0.37	0.39	0.41	0.44	0.48	0.51	0.56	0.6	0.64	0.68	0.72	0.77	0.82	0.86	0.91	0.98	0.99	1.07	1.15
20	0.33	0.32	0.32	0.32	0.32	0.32	0.32	0.32	0.33	0.34	0.35	0.37	0.39	0.42	0.45	0.48	0.53	0.56	0.6	0.65	0.69	0.74	0.79	0.83	0.88	0.95	1.01	1.07	1.09	1.17	1.27
21	0.32	0.32	0.32	0.32	0.32	0.32	0.32	0.33	0.34	0.35	0.38	0.4	0.43	0.46	0.49	0.54	0.58	0.62	0.67	0.71	0.76	0.81	0.86	0.9	0.97	1.04	1.13	1.2	1.24	1.33	1.45
22	0.31	0.31	0.31	0.31	0.31	0.31	0.32	0.33	0.34	0.36	0.38	0.41	0.44	0.47	0.51	0.55	0.59	0.64	0.68	0.73	0.77	0.82	0.87	0.93	1.00	1.10	1.18	1.27	1.34	1.45	1.57
23	0.31	0.31	0.31	0.31	0.31	0.32	0.33	0.34	0.36	0.38	0.41	0.44	0.47	0.51	0.55	0.59	0.64	0.69	0.73	0.78	0.82	0.87	0.93	1.00	1.11	1.25	1.32	1.44	1.52	1.64	1.78
24	0.31	0.31	0.31	0.31	0.32	0.33	0.34	0.36	0.38	0.41	0.44	0.47	0.51	0.55	0.59	0.65	0.69	0.73	0.78	0.83	0.88	0.94	1.01	1.12	1.26	1.42	1.5	1.63	1.73	1.88	2.04
25	0.31	0.31	0.31	0.32	0.33	0.34	0.36	0.38	0.41	0.44	0.47	0.51	0.55	0.59	0.65	0.69	0.74	0.78	0.83	0.88	0.95	1.03	1.13	1.27	1.44	1.62	1.72	1.89	2.01	2.19	2.39
26	0.3	0.3	0.31	0.32	0.33	0.35	0.37	0.4	0.43	0.46	0.5	0.54	0.58	0.63	0.67	0.72	0.77	0.82	0.87	0.93	1.00	1.11	1.25	1.41	1.59	1.77	1.97	2.17	2.39	2.61	2.84
27	0.3	0.31	0.32	0.33	0.35	0.37	0.4	0.43	0.46	0.5	0.54	0.58	0.63	0.67	0.72	0.77	0.82	0.87	0.93	1.00	1.11	1.25	1.41	1.59	1.77	1.97	2.17	2.39	2.61	2.84	3.09
28	0.31	0.32	0.33	0.35	0.37	0.4	0.43	0.46	0.5	0.54	0.58	0.63	0.67	0.72	0.77	0.82	0.87	0.93	1.00	1.11	1.25	1.41	1.59	1.77	1.97	2.17	2.39	2.61	2.84	3.09	3.35
29	0.32	0.33	0.35	0.37	0.4	0.43	0.46	0.5	0.54	0.58	0.63	0.67	0.72	0.77	0.82	0.87	0.93	1.00	1.11	1.25	1.41	1.59	1.77	1.97	2.17	2.39	2.61	2.84	3.09	3.35	3.64
30	0.33	0.35	0.37	0.4	0.43	0.46	0.5	0.54	0.58	0.63	0.67	0.72	0.77	0.82	0.87	0.93	1.00	1.11	1.25	1.41	1.59	1.77	1.97	2.17	2.39	2.61	2.84	3.09	3.35	3.64	3.95
31	0.35	0.37	0.4	0.43	0.46	0.5	0.54	0.58	0.63	0.67	0.72	0.77	0.82	0.87	0.93	1.00	1.11	1.25	1.41	1.59	1.77	1.97	2.17	2.39	2.61	2.84	3.09	3.35	3.64	3.95	4.3
32	0.37	0.4	0.43	0.46	0.5	0.54	0.58	0.63	0.67	0.72	0.77	0.82	0.87	0.93	1.00	1.11	1.25	1.41	1.59	1.77	1.97	2.17	2.39	2.61	2.84	3.09	3.35	3.64	3.95	4.3	4.68

(B17) 14706-00-00 Final                    92                3/12/2017

RGA Conversion Rates per 1000 -- Female Non-Smoker ANB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
33	0.4	0.43	0.46	0.5	0.54	0.58	0.63	0.67	0.72	0.77	0.82	0.87	0.93	1.00	1.11	1.25	1.41	1.59	1.77	1.97	2.17	2.39	2.61	2.84	3.09	3.35	3.64	3.95	4.3	4.68	5.11
34	0.43	0.46	0.5	0.54	0.58	0.63	0.67	0.72	0.77	0.82	0.87	0.93	1.00	1.11	1.25	1.41	1.59	1.77	1.97	2.17	2.39	2.61	2.84	3.09	3.35	3.64	3.95	4.3	4.68	5.11	5.6
35	0.46	0.5	0.54	0.58	0.63	0.67	0.72	0.77	0.82	0.87	0.93	1.00	1.11	1.25	1.41	1.59	1.77	1.97	2.17	2.39	2.61	2.84	3.09	3.35	3.64	3.95	4.3	4.68	5.11	5.6	6.15
36	0.5	0.54	0.58	0.63	0.67	0.72	0.77	0.82	0.87	0.93	1.00	1.11	1.25	1.41	1.59	1.77	1.97	2.17	2.39	2.61	2.84	3.09	3.35	3.64	3.95	4.30	4.68	5.11	5.6	6.15	6.79
37	0.54	0.58	0.63	0.67	0.72	0.77	0.82	0.87	0.93	1.00	1.11	1.25	1.41	1.59	1.77	1.97	2.17	2.39	2.61	2.84	3.09	3.35	3.64	3.95	4.30	4.68	5.11	5.60	6.15	6.79	7.52
38	0.58	0.63	0.67	0.72	0.77	0.82	0.87	0.93	1.00	1.11	1.25	1.41	1.59	1.77	1.97	2.17	2.39	2.61	2.84	3.09	3.35	3.64	3.95	4.30	4.68	5.11	5.60	6.15	6.79	7.52	8.35
39	0.63	0.67	0.72	0.77	0.82	0.87	0.93	1.00	1.11	1.25	1.41	1.59	1.77	1.97	2.17	2.39	2.61	2.84	3.09	3.35	3.64	3.95	4.30	4.68	5.11	5.60	6.15	6.79	7.52	8.35	9.3
40	0.67	0.72	0.77	0.82	0.87	0.93	1.00	1.11	1.25	1.41	1.59	1.77	1.97	2.17	2.39	2.61	2.84	3.09	3.35	3.64	3.95	4.30	4.68	5.11	5.60	6.15	6.79	7.52	8.35	9.3	10.39
41	0.72	0.77	0.82	0.87	0.93	1.00	1.11	1.25	1.41	1.59	1.77	1.97	2.17	2.39	2.61	2.84	3.09	3.35	3.64	3.95	4.30	4.68	5.11	5.60	6.15	6.79	7.52	8.35	9.3	10.39	11.64
42	0.77	0.82	0.87	0.93	1.00	1.11	1.25	1.41	1.59	1.77	1.97	2.17	2.39	2.61	2.84	3.09	3.35	3.64	3.95	4.30	4.68	5.11	5.60	6.15	6.79	7.52	8.35	9.3	10.39	11.64	13.05
43	0.82	0.87	0.93	1.00	1.11	1.25	1.41	1.59	1.77	1.97	2.17	2.39	2.61	2.84	3.09	3.35	3.64	3.95	4.30	4.68	5.11	5.60	6.15	6.79	7.52	8.35	9.3	10.39	11.64	13.05	14.66
44	0.87	0.93	1.00	1.11	1.25	1.41	1.59	1.77	1.97	2.17	2.39	2.61	2.84	3.09	3.35	3.64	3.95	4.30	4.68	5.11	5.60	6.15	6.79	7.52	8.35	9.3	10.39	11.64	13.05	14.66	16.48
45	0.93	1.00	1.11	1.25	1.41	1.59	1.77	1.97	2.17	2.39	2.61	2.84	3.09	3.35	3.64	3.95	4.30	4.68	5.11	5.60	6.15	6.79	7.52	8.35	9.3	10.39	11.64	13.05	14.66	16.48	18.53
46	1.00	1.11	1.25	1.41	1.59	1.77	1.97	2.17	2.39	2.61	2.84	3.09	3.35	3.64	3.95	4.3	4.68	5.11	5.6	6.15	6.79	7.52	8.35	9.3	10.39	11.64	13.05	14.66	16.48	18.53	20.84
47	1.11	1.25	1.41	1.59	1.77	1.97	2.17	2.39	2.61	2.84	3.09	3.35	3.64	3.95	4.3	4.68	5.11	5.6	6.15	6.79	7.52	8.35	9.3	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42
48	1.25	1.41	1.59	1.77	1.97	2.17	2.39	2.61	2.84	3.09	3.35	3.64	3.95	4.3	4.68	5.11	5.6	6.15	6.79	7.52	8.35	9.3	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.3
49	1.41	1.59	1.77	1.97	2.17	2.39	2.61	2.84	3.09	3.35	3.64	3.95	4.3	4.68	5.11	5.6	6.15	6.79	7.52	8.35	9.3	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.3	29.51
50	1.59	1.77	1.97	2.17	2.39	2.61	2.84	3.09	3.35	3.64	3.95	4.3	4.68	5.11	5.6	6.15	6.79	7.52	8.35	9.3	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.3	29.51	33.06
51	1.77	1.97	2.17	2.39	2.61	2.84	3.09	3.35	3.64	3.95	4.30	4.68	5.11	5.6	6.15	6.79	7.52	8.35	9.3	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.3	29.51	33.06	36.99
52	1.97	2.17	2.39	2.61	2.84	3.09	3.35	3.64	3.95	4.30	4.68	5.11	5.6	6.15	6.79	7.52	8.35	9.3	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.3	29.51	33.06	36.99	41.4
53	2.17	2.39	2.61	2.84	3.09	3.35	3.64	3.95	4.30	4.68	5.11	5.6	6.15	6.79	7.52	8.35	9.3	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.3	29.51	33.06	36.99	41.4	46.26
54	2.39	2.61	2.84	3.09	3.35	3.64	3.95	4.30	4.68	5.11	5.60	6.15	6.79	7.52	8.35	9.3	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.3	29.51	33.06	36.99	41.4	46.26	51.59
55	2.61	2.84	3.09	3.35	3.64	3.95	4.30	4.68	5.11	5.60	6.15	6.79	7.52	8.35	9.3	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.3	29.51	33.06	36.99	41.4	46.26	51.59	57.41
56	2.84	3.09	3.35	3.64	3.95	4.30	4.68	5.11	5.60	6.15	6.79	7.52	8.35	9.3	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.3	29.51	33.06	36.99	41.4	46.26	51.59	57.41	63.77
57	3.09	3.35	3.64	3.95	4.30	4.68	5.11	5.60	6.15	6.79	7.52	8.35	9.3	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.3	29.51	33.06	36.99	41.4	46.26	51.59	57.41	63.77	70.68
58	3.35	3.64	3.95	4.30	4.68	5.11	5.60	6.15	6.79	7.52	8.35	9.3	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.3	29.51	33.06	36.99	41.4	46.26	51.59	57.41	63.77	70.68	78.17
59	3.64	3.95	4.30	4.68	5.11	5.60	6.15	6.79	7.52	8.35	9.30	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.3	29.51	33.06	36.99	41.4	46.26	51.59	57.41	63.77	70.68	78.17	86.28
60	3.95	4.3	4.68	5.11	5.6	6.15	6.79	7.52	8.35	9.3	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.3	29.51	33.06	36.99	41.4	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04
(B17) 14706-00-00 Final                    93                3/12/2017

RGA Conversion Rates per 1000 -- Female Non-Smoker ANB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
61	4.30	4.68	5.11	5.60	6.15	6.79	7.52	8.35	9.30	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24
62	4.68	5.11	5.60	6.15	6.79	7.52	8.35	9.30	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92
63	5.11	5.60	6.15	6.79	7.52	8.35	9.30	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26
64	5.60	6.15	6.79	7.52	8.35	9.30	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29
65	6.15	6.79	7.52	8.35	9.30	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02
66	6.79	7.52	8.35	9.30	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48
67	7.52	8.35	9.30	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.70
68	8.35	9.30	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.70	186.69
69	9.30	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.70	186.69	213.13
70	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.70	186.69	213.13	240.15
71	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.70	186.69	213.13	240.15	267.45
72	13.05	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.70	186.69	213.13	240.15	267.45	294.65
73	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.70	186.69	213.13	240.15	267.45	294.65	321.35
74	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.70	186.69	213.13	240.15	267.45	294.65	321.35	347.08
75	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.70	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28
76	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.70	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48
77	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.70	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15
78	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.70	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21
79	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.70	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58
80	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.70	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21
81	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.70	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	450.00	450.00	450.00
82	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.70	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	450.00	450.00	450.00
83	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.70	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00
84	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.70	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00
85	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.70	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00
86	66.96	74.21	82.08	90.59	99.79	109.45	119.62	130.47	142.05	154.37	167.45	181.34	196.02	223.79	252.16	280.82	309.38	337.42	364.43	388.79	413.15	426.46	439.12	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
87	74.21	82.08	90.59	99.79	109.45	119.62	130.47	142.05	154.37	167.45	181.34	196.02	223.79	252.16	280.82	309.38	337.42	364.43	388.79	413.15	426.46	439.12	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
88	82.08	90.59	99.79	109.45	119.62	130.47	142.05	154.37	167.45	181.34	196.02	223.79	252.16	280.82	309.38	337.42	364.43	388.79	413.15	426.46	439.12	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
89	90.59	99.79	109.45	119.62	130.47	142.05	154.37	167.45	181.34	196.02	223.79	252.16	280.82	309.38	337.42	364.43	388.79	413.15	426.46	439.12	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
90	99.79	109.45	119.62	130.47	142.05	154.37	167.45	181.34	196.02	223.79	252.16	280.82	309.38	337.42	364.43	388.79	413.15	426.46	439.12	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
91	114.66	125.31	136.69	148.82	161.72	175.43	189.97	205.36	234.44	264.17	294.20	324.12	353.49	381.79	407.31	432.83	446.77	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
92	125.31	136.69	148.82	161.72	175.43	189.97	205.36	234.44	264.17	294.20	324.12	353.49	381.79	407.31	432.83	446.77	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00

(B17) 14706-00-00 Final                    94                3/12/2017

RGA Conversion Rates per 1000 -- Female Non-Smoker ANB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
93	136.69	148.82	161.72	175.43	189.97	205.36	234.44	264.17	294.20	324.12	353.49	381.79	407.31	432.83	446.77	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
94	148.82	161.72	175.43	189.97	205.36	234.44	264.17	294.20	324.12	353.49	381.79	407.31	432.83	446.77	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
95	161.72	175.43	189.97	205.36	234.44	264.17	294.20	324.12	353.49	381.79	407.31	432.83	446.77	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
96	159.48	172.70	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
97	172.70	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
98	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
99	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
100	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
101	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
102	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
103	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
104	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
105	370.28	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
106	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
107	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
108	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
109	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
110	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
111	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
112	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
113	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
114	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
115	450.00	450.00	450.00	450.00	450.00	450.00	450.00
116	450.00	450.00	450.00	450.00	450.00	450.00
117	450.00	450.00	450.00	450.00	450.00
118	450.00	450.00	450.00	450.00
119	450.00	450.00	450.00
120	450.00	450.00
121	450.00

(B17) 14706-00-00 Final                    95                3/12/2017

RGA Conversion Rates per 1000 -- Female Non-Smoker ANB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
1	0.11	0.12	0.13	0.14	0.14	0.15	0.16	0.18	0.19	0.19	0.2	0.21	0.21	0.22	0.23	0.24	0.25	0.26	0.27	0.29	0.32	0.34	0.36	0.39	0.41	0.44	0.48	0.47	0.51	0.55
2	0.15	0.16	0.18	0.19	0.2	0.21	0.22	0.23	0.24	0.25	0.26	0.27	0.26	0.28	0.31	0.34	0.37	0.41	0.45	0.49	0.52	0.56	0.59	0.64	0.68	0.74	0.8	0.81	0.88	0.98
3	0.18	0.19	0.21	0.22	0.23	0.23	0.24	0.26	0.27	0.29	0.31	0.34	0.36	0.39	0.44	0.47	0.52	0.57	0.61	0.66	0.71	0.77	0.82	0.88	0.96	1.05	1.15	1.16	1.29	1.44
4	0.20	0.2	0.23	0.23	0.24	0.26	0.28	0.31	0.34	0.38	0.41	0.45	0.46	0.51	0.55	0.60	0.65	0.72	0.77	0.84	0.9	0.97	1.05	1.15	1.26	1.38	1.52	1.54	1.71	1.9
5	0.2	0.22	0.24	0.27	0.29	0.32	0.34	0.39	0.43	0.46	0.51	0.56	0.57	0.61	0.67	0.73	0.78	0.86	0.94	1.02	1.11	1.2	1.31	1.43	1.58	1.73	1.91	1.93	2.14	2.38
6	0.28	0.3	0.32	0.35	0.38	0.42	0.46	0.46	0.51	0.56	0.60	0.66	0.69	0.75	0.81	0.88	0.95	1.09	1.19	1.29	1.41	1.53	1.67	1.83	2	2.2	2.43	2.4	2.65	2.94
7	0.37	0.39	0.39	0.43	0.47	0.51	0.57	0.59	0.64	0.70	0.76	0.83	0.88	0.96	1.03	1.13	1.22	1.43	1.55	1.69	1.85	2.01	2.14	2.34	2.56	2.81	3.09	3.15	3.48	3.86
8	0.41	0.44	0.46	0.5	0.55	0.6	0.65	0.65	0.71	0.78	0.85	0.92	1.01	1.09	1.19	1.29	1.4	1.64	1.78	1.94	2.1	2.29	2.48	2.71	2.96	3.24	3.56	3.63	4.01	4.45
9	0.46	0.51	0.5	0.55	0.6	0.66	0.72	0.75	0.83	0.9	0.99	1.07	1.17	1.27	1.38	1.5	1.62	1.94	2.1	2.28	2.47	2.68	2.91	3.16	3.45	3.78	4.15	4.24	4.69	5.21
10	0.53	0.57	0.57	0.63	0.69	0.76	0.83	0.86	0.95	1.05	1.14	1.24	1.38	1.5	1.63	1.76	1.9	2.32	2.51	2.71	2.93	3.17	3.43	3.74	4.07	4.46	4.91	5.04	5.6	6.23
11	0.70	0.78	0.78	0.85	0.94	1.03	1.14	1.16	1.27	1.38	1.51	1.64	1.89	2.06	2.22	2.4	2.59	3.14	3.39	3.66	3.95	4.27	4.71	5.13	5.6	6.14	6.78	6.81	7.57	8.46
12	0.74	0.81	0.78	0.86	0.96	1.05	1.16	1.21	1.32	1.45	1.57	1.71	1.99	2.15	2.32	2.5	2.7	3.29	3.55	3.83	4.13	4.46	4.85	5.29	5.8	6.39	7.06	7.22	8.07	9.06
13	0.77	0.85	0.82	0.9	0.99	1.09	1.2	1.31	1.44	1.56	1.7	1.84	2.15	2.32	2.5	2.69	2.9	3.55	3.83	4.13	4.47	4.85	5.29	5.78	6.37	7.04	7.83	7.85	8.81	9.91
14	0.81	0.89	0.91	1	1.1	1.21	1.33	1.45	1.58	1.72	1.87	2.02	2.35	2.54	2.74	2.95	3.17	3.9	4.21	4.56	4.94	5.38	5.65	6.22	6.87	7.64	8.54	8.56	9.64	10.89
15	0.88	0.97	1.01	1.11	1.21	1.33	1.45	1.58	1.73	1.88	2.04	2.2	2.62	2.83	3.06	3.29	3.55	4.28	4.63	5.02	5.49	6	6.21	6.87	7.64	8.53	9.57	9.37	10.58	11.98
16	0.98	1.06	1.11	1.21	1.33	1.45	1.58	1.86	2.02	2.19	2.38	2.57	3.04	3.29	3.55	3.84	4.16	4.8	5.21	5.70	6.25	6.89	7.02	7.81	8.73	9.8	11.04	10.84	12.26	13.89
17	1.03	1.12	1.22	1.33	1.45	1.58	1.73	2.02	2.19	2.38	2.58	2.8	3.31	3.58	3.88	4.21	4.57	4.99	5.46	6	6.63	7.36	7.32	8.19	9.2	10.36	11.7	12.6	14.26	16.15
18	1.13	1.23	1.33	1.45	1.58	1.73	1.88	2.19	2.39	2.59	2.81	3.04	3.61	3.91	4.27	4.64	5.08	5.58	6.15	6.8	7.57	8.44	8.45	9.49	10.7	12.08	13.65	14.7	16.63	18.79
19	1.24	1.35	1.46	1.59	1.73	1.88	2.05	2.4	2.6	2.83	3.06	3.33	3.96	4.32	4.72	5.18	5.71	6.31	7	7.8	8.73	9.79	9.84	11.09	12.52	14.13	15.97	17.18	19.4	21.87
20	1.37	1.49	1.61	1.75	1.9	2.07	2.25	2.62	2.85	3.1	3.38	3.69	4.41	4.83	5.31	5.86	6.51	7.24	8.08	9.05	10.16	11.44	11.53	13.01	14.69	16.58	18.71	20.09	22.62	25.44
21	1.56	1.69	1.97	2.13	2.32	2.52	2.73	3.17	3.45	3.77	4.11	4.51	5.06	5.59	6.19	6.88	7.67	8.04	9.02	10.15	11.43	12.88	12.92	14.58	16.45	18.54	20.88	23.48	26.37	29.55
22	1.7	1.85	2.1	2.28	2.48	2.69	2.92	3.33	3.64	3.98	4.37	4.82	5.2	5.77	6.42	7.17	8.03	8.6	9.67	10.9	12.28	13.85	15.24	17.18	19.35	21.77	24.45	27.42	30.70	34.37
23	1.93	2.09	2.38	2.58	2.80	3.05	3.32	3.8	4.16	4.57	5.04	5.57	6.04	6.73	7.53	8.43	9.46	10.15	11.43	12.88	14.52	16.37	17.99	20.24	22.75	25.54	28.62	32.01	35.81	39.98
24	2.22	2.41	2.74	2.97	3.23	3.52	3.84	4.4	4.83	5.32	5.89	6.53	7.11	7.93	8.88	9.97	11.2	12.02	13.54	15.25	17.18	19.33	21.22	23.84	26.74	29.95	33.48	37.45	41.80	46.56
25	2.59	2.82	3.21	3.49	3.79	4.13	4.52	5.18	5.70	6.28	6.95	7.72	8.42	9.41	10.54	11.83	13.29	14.26	16.04	18.05	20.32	22.84	25.02	28.06	31.43	35.14	39.31	43.88	48.90	54.37
26	3.09	3.35	3.64	3.95	4.3	4.68	5.11	5.6	6.15	6.79	7.52	8.35	9.30	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.3	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77
27	3.35	3.64	3.95	4.3	4.68	5.11	5.6	6.15	6.79	7.52	8.35	9.30	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.3	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68
28	3.64	3.95	4.3	4.68	5.11	5.6	6.15	6.79	7.52	8.35	9.30	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.3	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17
29	3.95	4.3	4.68	5.11	5.6	6.15	6.79	7.52	8.35	9.30	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.3	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28
30	4.3	4.68	5.11	5.6	6.15	6.79	7.52	8.35	9.30	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.3	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04
31	4.68	5.11	5.6	6.15	6.79	7.52	8.35	9.3	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24
32	5.11	5.6	6.15	6.79	7.52	8.35	9.3	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92

(B17) 14706-00-00 Final                    96                3/12/2017

RGA Conversion Rates per 1000 -- Female Non-Smoker ANB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
33	5.6	6.15	6.79	7.52	8.35	9.3	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26
34	6.15	6.79	7.52	8.35	9.3	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29
35	6.79	7.52	8.35	9.3	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02
36	7.52	8.35	9.3	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	142.05	154.37	167.45
37	8.35	9.3	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	154.37	167.45	181.34
38	9.3	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	167.45	181.34	196.02
39	10.39	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	181.34	196.02	223.79
40	11.64	13.05	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.7	196.02	223.79	252.16
41	13.05	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45
42	14.66	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65
43	16.48	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35
44	18.53	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08
45	20.84	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28
46	23.42	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48
47	26.30	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15
48	29.51	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21
49	33.06	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58
50	36.99	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21
51	41.40	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	450.00	450.00	450.00
52	46.26	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	450.00	450.00	450.00
53	51.59	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00
54	57.41	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00
55	63.77	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.70	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00
56	70.68	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
57	78.17	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
58	86.28	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
59	95.04	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
60	104.24	113.92	124.26	135.29	147.02	159.48	172.70	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00

(B17) 14706-00-00 Final                    97                3/12/2017

RGA Conversion Rates per 1000 -- Female Non-Smoker ANB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
61	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	450	450.00	450	450	450	450	450	450.00	450	450	450	450	450
62	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	450.00	450	450	450	450	450	450.00	450	450	450	450	450
63	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450	450	450	450	450	450.00	450	450	450	450	450
64	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450	450	450	450	450	450.00	450	450	450	450	450
65	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450	450	450	450	450	450.00	450	450	450	450	450
66	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	450	450.00	450	450	450	450	450	450.00	450	450	450	450	450
67	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	450.00	450	450	450	450	450	450.00	450	450	450	450	450
68	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450	450	450	450	450	450.00	450	450	450	450	450
69	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450	450	450	450	450	450.00	450	450	450	450	450
70	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
71	294.65	321.35	347.08	370.28	393.48	406.15	418.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
72	321.35	347.08	370.28	393.48	406.15	418.21	429.58	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
73	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
74	370.28	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
75	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
76	406.15	418.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
77	418.21	429.58	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
78	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
79	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
80	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
81	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
82	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
83	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
84	450.00	450.00	450.00	450.00	450.00	450.00	450.00
85	450.00	450.00	450.00	450.00	450.00	450.00
86	450.00	450.00	450.00	450.00	450.00
87	450.00	450.00	450.00	450.00
88	450.00	450.00	450.00
89	450.00	450.00
90	450.00
91
92
(B17) 14706-00-00 Final                    98                3/12/2017

RGA Conversion Rates per 1000 -- Female Non-Smoker ANB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121

(B17) 14706-00-00 Final                    99                3/12/2017

RGA Conversion Rates per 1000 -- Female Non-Smoker ANB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
1	0.61	0.68	0.7	0.79	0.89	1.01	1.16	1.23	1.4	1.59	1.8	2.02	2.27	2.53	2.81	3.12	3.42	3.75	4.09	4.44	4.81	5.19	5.58	5.98	6.38	6.8	7.21	7.62	8.04	8.48
2	1.1	1.22	1.25	1.41	1.58	1.79	2.02	2.11	2.38	2.67	2.99	3.35	3.73	4.14	4.60	5.09	5.61	6.18	6.79	7.46	8.17	8.93	9.74	13.15	17.19	21.89	27.36	33.66	36.81	39.88
3	1.6	1.79	1.82	2.04	2.29	2.57	2.88	3.01	3.37	3.77	4.22	4.7	5.24	5.84	6.49	7.2	7.97	8.81	9.73	10.75	11.84	13.01	19.45	27.11	36.11	46.63	58.81	72.97	79.74	86.98
4	2.11	2.36	2.4	2.68	3	3.36	3.76	3.93	4.4	4.91	5.5	6.14	6.85	7.64	8.51	9.46	10.51	11.68	12.95	14.34	15.86	22.09	29.46	38.08	48.1	59.66	72.97	79.74	86.98	94.7
5	2.64	2.94	2.99	3.33	3.72	4.17	4.67	4.88	5.47	6.13	6.85	7.67	8.58	9.59	10.70	11.93	13.31	14.82	16.48	18.28	24.35	31.48	39.77	49.37	60.41	72.97	79.74	86.98	94.7	102.91
6	3.26	3.64	3.82	4.26	4.77	5.34	5.99	6.94	7.79	8.75	9.82	11.01	12.34	13.82	15.45	17.29	19.32	21.55	23.99	30.97	39.12	48.58	59.47	71.96	86	93.98	102.51	111.61	121.29	131.57
7	4.28	4.77	5.04	5.64	6.33	7.1	7.98	9.23	10.39	11.68	13.14	14.77	16.59	18.6	20.88	23.39	26.16	29.19	36.87	45.79	56.08	67.91	81.43	96.42	105.38	114.94	125.14	135.99	147.52	159.75
8	4.94	5.51	5.84	6.55	7.36	8.29	9.34	10.83	12.22	13.77	15.52	17.47	19.65	22.1	24.82	27.81	31.11	38.65	47.38	57.43	68.94	82.05	96.42	105.38	114.94	125.14	135.99	147.52	159.75	172.69
9	5.81	6.49	6.72	7.57	8.53	9.63	10.88	12.98	14.66	16.56	18.68	21.03	23.71	26.68	29.95	33.56	41.20	50.02	60.14	71.69	84.81	99.03	108.22	118.05	128.53	139.67	151.51	164.07	177.36	202.47
10	6.96	7.82	8.15	9.2	10.39	11.76	13.31	15.46	17.49	19.76	22.3	25.18	28.37	31.9	35.8	43.55	52.46	62.67	74.3	87.49	101.63	111.07	121.15	131.91	143.34	155.49	168.38	182.02	207.8	234.15
11	9.49	10.69	11.09	12.54	14.21	16.1	18.25	21.58	24.42	27.58	31.17	35.17	39.6	44.47	53.72	64.34	76.48	90.26	105.88	122.48	133.86	146.01	158.97	172.75	187.39	202.92	219.36	250.43	282.18	314.25
12	10.2	11.52	11.62	13.17	14.93	16.94	19.2	23.33	26.38	29.84	33.68	37.95	42.65	51.24	61.08	72.31	85.05	99.45	114.66	125.31	136.69	148.82	161.72	175.43	189.97	205.36	234.44	264.17	294.2	324.12
13	11.2	12.68	13.07	14.82	16.82	19.07	21.6	25.65	29.02	32.78	36.93	41.52	49.65	58.98	69.58	81.61	95.17	109.45	119.62	130.47	142.05	154.37	167.45	181.34	196.02	223.79	252.16	280.82	309.38	337.42
14	12.33	13.97	15.09	17.12	19.41	21.98	24.86	28.82	32.54	36.66	41.21	49.11	58.13	68.39	80	93.09	106.85	116.77	127.37	138.67	150.7	163.47	177.02	191.36	218.46	246.15	274.14	302.02	329.38	355.76
15	13.57	15.39	17.45	19.77	22.38	25.3	28.6	32.27	36.34	40.81	48.47	57.21	67.12	78.34	90.97	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28
16	15.74	17.83	20.19	22.83	25.77	29.11	32.82	36.91	41.42	49.03	57.69	67.52	78.61	91.09	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48
17	18.27	20.66	23.34	26.32	29.69	33.42	37.55	42.08	49.63	58.21	67.93	78.89	91.2	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15
18	21.22	23.94	26.95	30.36	34.12	38.27	42.82	50.31	58.8	68.4	79.21	91.33	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21
19	24.63	27.69	31.14	34.94	39.13	43.71	51.12	59.5	68.96	79.59	91.49	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58
20	28.55	32.05	35.91	40.15	44.79	52.1	60.36	69.65	80.06	91.69	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21
21	33.13	37.06	41.37	46.08	53.29	61.4	70.49	80.65	91.96	104.24	113.92	124.26	135.29	147.02	159.48	172.7	186.69	213.13	240.15	267.45	294.65	321.35	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450.00
22	38.41	42.83	47.65	54.73	62.66	71.52	81.38	96.94	109.45	119.62	130.47	142.05	154.37	167.45	181.34	196.02	223.79	252.16	280.82	309.38	337.42	364.43	388.79	413.15	426.46	439.12	450	450.00	450.00	450.00
23	44.55	49.53	56.46	64.18	72.77	82.28	92.79	109.45	119.62	130.47	142.05	154.37	167.45	181.34	196.02	223.79	252.16	280.82	309.38	337.42	364.43	388.79	413.15	426.46	439.12	450	450.00	450	450.00	450.00
24	51.75	58.52	66	74.27	83.38	93.38	104.24	119.62	130.47	142.05	154.37	167.45	181.34	196.02	223.79	252.16	280.82	309.38	337.42	364.43	388.79	413.15	426.46	439.12	450	450.00	450	450	450.00	450.00
25	60.94	68.16	76.06	84.71	94.12	104.24	113.92	130.47	142.05	154.37	167.45	181.34	196.02	223.79	252.16	280.82	309.38	337.42	364.43	388.79	413.15	426.46	439.12	450	450.00	450	450	450	450.00	450.00
26	70.68	78.17	88.44	97.42	106.85	116.77	127.37	158.97	172.75	187.39	202.92	219.36	250.43	282.18	314.25	346.21	377.59	407.82	435.08	450	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
27	78.17	86.28	97.42	106.85	116.77	127.37	138.67	172.75	187.39	202.92	219.36	250.43	282.18	314.25	346.21	377.59	407.82	435.08	450	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
28	86.28	95.04	106.85	116.77	127.37	138.67	150.7	187.39	202.92	219.36	250.43	282.18	314.25	346.21	377.59	407.82	435.08	450	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
29	95.04	104.24	116.77	127.37	138.67	150.7	163.47	202.92	219.36	250.43	282.18	314.25	346.21	377.59	407.82	435.08	450	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
30	104.24	113.92	127.37	138.67	150.7	163.47	177.02	219.36	250.43	282.18	314.25	346.21	377.59	407.82	435.08	450	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
31	113.92	124.26	152.2	165.4	179.42	194.29	210.03	218.46	246.15	274.14	302.02	329.38	355.76	379.54	403.32	416.30	428.67	440.32	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
32	124.26	135.29	165.4	179.42	194.29	210.03	239.77	246.15	274.14	302.02	329.38	355.76	379.54	403.32	416.30	428.67	440.32	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00

(B17) 14706-00-00 Final                    100                3/12/2017

RGA Conversion Rates per 1000 -- Female Non-Smoker ANB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
33	135.29	147.02	179.42	194.29	210.03	239.77	270.17	274.14	302.02	329.38	355.76	379.54	403.32	416.30	428.67	440.32	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
34	147.02	159.48	194.29	210.03	239.77	270.17	300.88	302.02	329.38	355.76	379.54	403.32	416.30	428.67	440.32	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
35	159.48	172.7	210.03	239.77	270.17	300.88	331.48	329.38	355.76	379.54	403.32	416.30	428.67	440.32	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
36	181.34	196.02	213.13	240.15	267.45	294.65	321.35	364.43	388.79	413.15	426.46	439.12	450	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
37	196.02	223.79	240.15	267.45	294.65	321.35	347.08	388.79	413.15	426.46	439.12	450	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
38	223.79	252.16	267.45	294.65	321.35	347.08	370.28	413.15	426.46	439.12	450	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
39	252.16	280.82	294.65	321.35	347.08	370.28	393.48	426.46	439.12	450	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
40	280.82	309.38	321.35	347.08	370.28	393.48	406.15	439.12	450	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
41	294.65	321.35	347.08	370.28	393.48	406.15	418.21	450	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
42	321.35	347.08	370.28	393.48	406.15	418.21	429.58	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
43	347.08	370.28	393.48	406.15	418.21	429.58	440.21	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
44	370.28	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
45	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
46	406.15	418.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
47	418.21	429.58	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
48	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
49	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
50	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
51	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
52	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
53	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
54	450.00	450.00	450.00	450.00	450.00	450.00	450.00
55	450.00	450.00	450.00	450.00	450.00	450.00
56	450.00	450.00	450.00	450.00	450.00
57	450.00	450.00	450.00	450.00
58	450.00	450.00	450.00
59	450.00	450.00
60	450.00

(B17) 14706-00-00 Final                    101                3/12/2017

RGA Conversion Rates per 1000 -- Female Non-Smoker ANB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92

(B17) 14706-00-00 Final                    102                3/12/2017

RGA Conversion Rates per 1000 -- Female Non-Smoker ANB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
(B17) 14706-00-00 Final                    103                3/12/2017

RGA Conversion Rates per 1000 -- Female Smoker ANB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
1	0.27	0.23	0.19	0.15	0.11	0.11	0.1	0.1	0.09	0.09	0.08	0.08	0.09	0.11	0.13	0.16	0.18	0.18	0.59	0.53	0.49	0.45	0.39	0.35	0.32	0.28	0.27	0.26	0.26	0.26	0.26
2	0.23	0.19	0.15	0.11	0.11	0.1	0.1	0.09	0.09	0.08	0.08	0.09	0.11	0.14	0.18	0.2	0.21	0.21	0.53	0.49	0.45	0.39	0.35	0.32	0.29	0.28	0.28	0.28	0.28	0.31	0.31
3	0.19	0.15	0.11	0.11	0.1	0.1	0.09	0.09	0.08	0.08	0.1	0.11	0.15	0.18	0.21	0.23	0.23	0.22	0.49	0.45	0.39	0.35	0.32	0.29	0.28	0.28	0.28	0.29	0.31	0.31	0.34
4	0.15	0.11	0.11	0.1	0.1	0.09	0.09	0.08	0.08	0.1	0.12	0.16	0.19	0.22	0.24	0.24	0.23	0.22	0.45	0.39	0.35	0.32	0.29	0.28	0.28	0.28	0.29	0.32	0.31	0.34	0.37
5	0.11	0.11	0.1	0.1	0.09	0.09	0.08	0.08	0.1	0.12	0.16	0.19	0.22	0.24	0.25	0.24	0.23	0.22	0.39	0.35	0.32	0.29	0.28	0.28	0.28	0.29	0.32	0.32	0.34	0.37	0.38
6	0.13	0.12	0.12	0.11	0.11	0.1	0.1	0.12	0.15	0.2	0.25	0.29	0.31	0.31	0.31	0.29	0.29	0.28	0.44	0.4	0.36	0.35	0.35	0.35	0.36	0.4	0.41	0.44	0.45	0.46	0.51
7	0.13	0.13	0.12	0.12	0.11	0.11	0.13	0.17	0.22	0.28	0.33	0.36	0.36	0.36	0.33	0.33	0.32	0.31	0.44	0.4	0.39	0.39	0.42	0.43	0.47	0.49	0.5	0.55	0.55	0.59	0.66
8	0.13	0.12	0.12	0.11	0.11	0.13	0.16	0.21	0.27	0.32	0.35	0.35	0.34	0.33	0.33	0.32	0.31	0.31	0.41	0.41	0.41	0.45	0.46	0.49	0.51	0.54	0.58	0.6	0.62	0.68	0.74
9	0.12	0.12	0.1	0.1	0.13	0.16	0.21	0.26	0.31	0.35	0.36	0.35	0.33	0.32	0.32	0.31	0.3	0.30	0.45	0.46	0.46	0.47	0.51	0.54	0.58	0.62	0.64	0.68	0.72	0.77	0.86
10	0.12	0.1	0.1	0.13	0.16	0.21	0.26	0.31	0.35	0.36	0.36	0.35	0.33	0.32	0.32	0.31	0.31	0.3	0.47	0.49	0.51	0.53	0.56	0.59	0.64	0.7	0.74	0.78	0.8	0.89	0.98
11	0.13	0.13	0.15	0.20	0.25	0.32	0.38	0.42	0.43	0.43	0.42	0.42	0.41	0.39	0.39	0.38	0.38	0.38	0.62	0.64	0.67	0.71	0.74	0.78	0.85	0.92	0.97	1.04	1.09	1.19	1.33
12	0.12	0.15	0.19	0.24	0.31	0.36	0.41	0.42	0.42	0.41	0.41	0.41	0.39	0.38	0.36	0.36	0.36	0.38	0.63	0.66	0.69	0.72	0.78	0.84	0.9	0.96	1.03	1.12	1.11	1.24	1.36
13	0.14	0.18	0.23	0.29	0.34	0.38	0.4	0.4	0.38	0.38	0.38	0.37	0.37	0.36	0.36	0.36	0.36	0.37	0.65	0.68	0.7	0.77	0.82	0.88	0.94	1.01	1.06	1.17	1.17	1.29	1.45
14	0.18	0.23	0.29	0.34	0.38	0.4	0.4	0.38	0.38	0.38	0.38	0.37	0.37	0.36	0.37	0.37	0.38	0.40	0.7	0.73	0.78	0.84	0.91	0.97	1.03	1.1	1.20	1.31	1.24	1.37	1.53
15	0.22	0.28	0.33	0.37	0.38	0.38	0.37	0.37	0.37	0.37	0.37	0.36	0.36	0.36	0.37	0.38	0.39	0.4	0.72	0.77	0.86	0.91	0.97	1.05	1.13	1.19	1.31	1.46	1.38	1.53	1.69
16	0.26	0.31	0.35	0.36	0.36	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.36	0.37	0.38	0.39	0.41	0.76	0.84	0.92	0.98	1.06	1.14	1.23	1.32	1.43	1.58	1.56	1.73	1.91
17	0.28	0.32	0.33	0.33	0.32	0.32	0.32	0.32	0.32	0.32	0.32	0.33	0.33	0.35	0.36	0.37	0.4	0.42	0.8	0.87	0.95	1.03	1.12	1.21	1.29	1.4	1.5	1.63	1.71	1.86	2.05
18	0.32	0.33	0.33	0.32	0.32	0.32	0.32	0.32	0.32	0.32	0.33	0.34	0.35	0.37	0.38	0.41	0.43	0.47	0.9	0.99	1.08	1.19	1.29	1.38	1.48	1.59	1.72	1.86	1.92	2.1	2.29
19	0.33	0.33	0.32	0.32	0.32	0.32	0.32	0.32	0.32	0.33	0.34	0.35	0.37	0.39	0.41	0.44	0.48	0.51	1.02	1.12	1.23	1.33	1.44	1.55	1.68	1.79	1.92	2.08	2.14	2.35	2.56
20	0.33	0.32	0.32	0.32	0.32	0.32	0.32	0.32	0.33	0.34	0.35	0.37	0.39	0.42	0.45	0.48	0.53	0.56	1.12	1.24	1.35	1.47	1.6	1.7	1.84	2	2.15	2.31	2.38	2.59	2.86
21	0.32	0.32	0.32	0.32	0.32	0.32	0.32	0.33	0.34	0.35	0.38	0.4	0.43	0.46	0.49	0.54	0.58	0.62	1.27	1.39	1.53	1.63	1.77	1.88	2.04	2.23	2.43	2.61	2.73	2.96	3.28
22	0.31	0.31	0.31	0.31	0.31	0.31	0.32	0.33	0.34	0.36	0.38	0.41	0.44	0.47	0.51	0.55	0.59	0.64	1.32	1.46	1.57	1.69	1.82	1.97	2.14	2.36	2.55	2.77	2.95	3.22	3.59
23	0.31	0.31	0.31	0.31	0.31	0.32	0.33	0.34	0.36	0.38	0.41	0.44	0.47	0.51	0.55	0.59	0.64	0.69	1.46	1.58	1.69	1.82	1.98	2.14	2.37	2.69	2.86	3.12	3.32	3.61	3.98
24	0.31	0.31	0.31	0.31	0.32	0.33	0.34	0.36	0.38	0.41	0.44	0.47	0.51	0.55	0.59	0.65	0.69	0.73	1.58	1.71	1.85	2	2.16	2.39	2.7	3.04	3.21	3.5	3.72	4.06	4.43
25	0.31	0.31	0.31	0.32	0.33	0.34	0.36	0.38	0.41	0.44	0.47	0.51	0.55	0.59	0.65	0.69	0.74	0.78	1.71	1.85	2.02	2.18	2.41	2.72	3.06	3.46	3.69	4.06	4.34	4.75	5.21
26	0.3	0.3	0.31	0.32	0.33	0.35	0.37	0.4	0.43	0.46	0.5	0.54	0.58	0.63	0.67	0.72	0.77	0.82	1.82	1.97	2.13	2.37	2.67	3.02	3.41	3.8	4.24	4.68	5.18	5.68	6.23
27	0.3	0.31	0.32	0.33	0.35	0.37	0.4	0.43	0.46	0.5	0.54	0.58	0.63	0.67	0.72	0.77	0.82	1.82	1.97	2.13	2.37	2.67	3.02	3.41	3.8	4.24	4.68	5.18	5.68	6.23	6.82
28	0.31	0.32	0.33	0.35	0.37	0.4	0.43	0.46	0.5	0.54	0.58	0.63	0.67	0.72	0.77	0.82	1.82	1.97	2.13	2.37	2.67	3.02	3.41	3.8	4.24	4.68	5.18	5.68	6.23	6.82	7.44
29	0.32	0.33	0.35	0.37	0.4	0.43	0.46	0.5	0.54	0.58	0.63	0.67	0.72	0.77	0.82	1.82	1.97	2.13	2.37	2.67	3.02	3.41	3.8	4.24	4.68	5.18	5.68	6.23	6.82	7.44	8.15
30	0.33	0.35	0.37	0.4	0.43	0.46	0.5	0.54	0.58	0.63	0.67	0.72	0.77	0.82	1.82	1.97	2.13	2.37	2.67	3.02	3.41	3.8	4.24	4.68	5.18	5.68	6.23	6.82	7.44	8.15	8.92
31	0.35	0.37	0.4	0.43	0.46	0.5	0.54	0.58	0.63	0.67	0.72	0.77	0.82	1.82	1.97	2.13	2.37	2.67	3.02	3.41	3.80	4.24	4.68	5.18	5.68	6.23	6.82	7.44	8.15	8.92	9.78
32	0.37	0.4	0.43	0.46	0.5	0.54	0.58	0.63	0.67	0.72	0.77	0.82	1.82	1.97	2.13	2.37	2.67	3.02	3.41	3.80	4.24	4.68	5.18	5.68	6.23	6.82	7.44	8.15	8.92	9.78	10.72

(B17) 14706-00-00 Final                    104                3/12/2017

RGA Conversion Rates per 1000 -- Female Smoker ANB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
33	0.4	0.43	0.46	0.5	0.54	0.58	0.63	0.67	0.72	0.77	0.82	1.82	1.97	2.13	2.37	2.67	3.02	3.41	3.80	4.24	4.68	5.18	5.68	6.23	6.82	7.44	8.15	8.92	9.78	10.72	11.79
34	0.43	0.46	0.5	0.54	0.58	0.63	0.67	0.72	0.77	0.82	1.82	1.97	2.13	2.37	2.67	3.02	3.41	3.80	4.24	4.68	5.18	5.68	6.23	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13
35	0.46	0.5	0.54	0.58	0.63	0.67	0.72	0.77	0.82	1.82	1.97	2.13	2.37	2.67	3.02	3.41	3.80	4.24	4.68	5.18	5.68	6.23	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13	14.37
36	0.5	0.54	0.58	0.63	0.67	0.72	0.77	0.82	1.82	1.97	2.13	2.37	2.67	3.02	3.41	3.8	4.24	4.68	5.18	5.68	6.23	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13	14.37	15.94
37	0.54	0.58	0.63	0.67	0.72	0.77	0.82	1.82	1.97	2.13	2.37	2.67	3.02	3.41	3.8	4.24	4.68	5.18	5.68	6.23	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13.00	14.37	15.94	17.70
38	0.58	0.63	0.67	0.72	0.77	0.82	1.82	1.97	2.13	2.37	2.67	3.02	3.41	3.8	4.24	4.68	5.18	5.68	6.23	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13.00	14.37	15.94	17.70	19.69
39	0.63	0.67	0.72	0.77	0.82	1.82	1.97	2.13	2.37	2.67	3.02	3.41	3.8	4.24	4.68	5.18	5.68	6.23	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13.00	14.37	15.94	17.70	19.69	21.92
40	0.67	0.72	0.77	0.82	1.82	1.97	2.13	2.37	2.67	3.02	3.41	3.8	4.24	4.68	5.18	5.68	6.23	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13.00	14.37	15.94	17.7	19.69	21.92	24.43
41	0.72	0.77	0.82	1.82	1.97	2.13	2.37	2.67	3.02	3.41	3.8	4.24	4.68	5.18	5.68	6.23	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13.00	14.37	15.94	17.7	19.69	21.92	24.43	27.21
42	0.77	0.82	1.82	1.97	2.13	2.37	2.67	3.02	3.41	3.8	4.24	4.68	5.18	5.68	6.23	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13.00	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26
43	0.82	1.82	1.97	2.13	2.37	2.67	3.02	3.41	3.8	4.24	4.68	5.18	5.68	6.23	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13.00	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62
44	1.82	1.97	2.13	2.37	2.67	3.02	3.41	3.8	4.24	4.68	5.18	5.68	6.23	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13.00	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23
45	1.97	2.13	2.37	2.67	3.02	3.41	3.8	4.24	4.68	5.18	5.68	6.23	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13.00	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12
46	2.13	2.37	2.67	3.02	3.41	3.8	4.24	4.68	5.18	5.68	6.23	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29
47	2.37	2.67	3.02	3.41	3.8	4.24	4.68	5.18	5.68	6.23	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.7
48	2.67	3.02	3.41	3.8	4.24	4.68	5.18	5.68	6.23	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.7	54.34
49	3.02	3.41	3.8	4.24	4.68	5.18	5.68	6.23	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.7	54.34	59.23
50	3.41	3.8	4.24	4.68	5.18	5.68	6.23	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.7	54.34	59.23	64.33
51	3.80	4.24	4.68	5.18	5.68	6.23	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.7	54.34	59.23	64.33	69.69
52	4.24	4.68	5.18	5.68	6.23	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.7	54.34	59.23	64.33	69.69	75.47
53	4.68	5.18	5.68	6.23	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.7	54.34	59.23	64.33	69.69	75.47	81.56
54	5.18	5.68	6.23	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.7	54.34	59.23	64.33	69.69	75.47	81.56	88.01
55	5.68	6.23	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.7	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78
56	6.23	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.7	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97
57	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.7	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62
58	7.44	8.15	8.92	9.78	10.72	11.79	13	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.7	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72
59	8.15	8.92	9.78	10.72	11.79	13	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.7	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.4
60	8.92	9.78	10.72	11.79	13	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.7	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.4	135.72

(B17) 14706-00-00 Final                    105                3/12/2017

RGA Conversion Rates per 1000 -- Female Smoker ANB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
61	9.78	10.72	11.79	13.00	14.37	15.94	17.70	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.70	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31
62	10.72	11.79	13.00	14.37	15.94	17.70	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.70	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39
63	11.79	13.00	14.37	15.94	17.70	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.70	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89
64	13.00	14.37	15.94	17.70	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.70	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23
65	14.37	15.94	17.70	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.70	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07
66	15.94	17.70	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.70	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42
67	17.70	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.70	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49
68	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.70	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95
69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.70	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54
70	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.70	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66
71	27.21	30.26	33.62	37.23	41.12	45.29	49.70	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64
72	30.26	33.62	37.23	41.12	45.29	49.70	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66
73	33.62	37.23	41.12	45.29	49.70	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13
74	37.23	41.12	45.29	49.70	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72
75	41.12	45.29	49.70	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35
76	45.29	49.70	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48
77	49.70	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15
78	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21
79	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58
80	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21
81	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	450.00	450.00	450.00
82	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	450.00	450.00	450.00
83	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00
84	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00
85	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00
86	107.07	115.10	123.61	132.72	142.51	152.58	163.16	174.18	186.09	198.52	211.49	225.21	239.35	268.32	296.79	324.07	349.29	371.84	390.31	403.57	413.15	426.46	439.12	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
87	115.10	123.61	132.72	142.51	152.58	163.16	174.18	186.09	198.52	211.49	225.21	239.35	268.32	296.79	324.07	349.29	371.84	390.31	403.57	413.15	426.46	439.12	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
88	123.61	132.72	142.51	152.58	163.16	174.18	186.09	198.52	211.49	225.21	239.35	268.32	296.79	324.07	349.29	371.84	390.31	403.57	413.15	426.46	439.12	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
89	132.72	142.51	152.58	163.16	174.18	186.09	198.52	211.49	225.21	239.35	268.32	296.79	324.07	349.29	371.84	390.31	403.57	413.15	426.46	439.12	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
90	142.51	152.58	163.16	174.18	186.09	198.52	211.49	225.21	239.35	268.32	296.79	324.07	349.29	371.84	390.31	403.57	413.15	426.46	439.12	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
91	159.84	170.93	182.48	194.95	207.98	221.56	235.94	250.75	281.09	310.93	339.50	365.93	389.54	408.89	422.79	432.83	446.77	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
92	170.93	182.48	194.95	207.98	221.56	235.94	250.75	281.09	310.93	339.50	365.93	389.54	408.89	422.79	432.83	446.77	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00

(B17) 14706-00-00 Final                    106                3/12/2017

RGA Conversion Rates per 1000 -- Female Smoker ANB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
93	182.48	194.95	207.98	221.56	235.94	250.75	281.09	310.93	339.50	365.93	389.54	408.89	422.79	432.83	446.77	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
94	194.95	207.98	221.56	235.94	250.75	281.09	310.93	339.50	365.93	389.54	408.89	422.79	432.83	446.77	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
95	207.98	221.56	235.94	250.75	281.09	310.93	339.50	365.93	389.54	408.89	422.79	432.83	446.77	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
96	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
97	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
98	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
99	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
100	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
101	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
102	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
103	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
104	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
105	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
106	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
107	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
108	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
109	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
110	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
111	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
112	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
113	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
114	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
115	450.00	450.00	450.00	450.00	450.00	450.00	450.00
116	450.00	450.00	450.00	450.00	450.00	450.00
117	450.00	450.00	450.00	450.00	450.00
118	450.00	450.00	450.00	450.00
119	450.00	450.00	450.00
120	450.00	450.00
121	450.00

(B17) 14706-00-00 Final                    107                3/12/2017

RGA Conversion Rates per 1000 -- Female Smoker ANB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
1	0.26	0.27	0.3	0.31	0.32	0.32	0.33	0.35	0.36	0.37	0.38	0.42	0.46	0.49	0.55	0.64	0.70	0.8	0.86	0.95	1.04	1.13	1.19	1.29	1.38	1.48	1.6	1.59	1.74	1.89
2	0.34	0.35	0.38	0.4	0.41	0.41	0.43	0.48	0.52	0.56	0.62	0.71	0.76	0.85	0.94	1.06	1.15	1.31	1.43	1.56	1.69	1.83	1.96	2.12	2.3	2.5	2.74	2.77	3.04	3.39
3	0.37	0.38	0.44	0.46	0.49	0.5	0.56	0.61	0.68	0.77	0.86	0.95	1.02	1.13	1.28	1.41	1.56	1.74	1.91	2.08	2.29	2.49	2.70	2.95	3.26	3.6	3.97	4.03	4.47	4.98
4	0.38	0.42	0.47	0.5	0.55	0.61	0.67	0.77	0.86	0.97	1.06	1.21	1.26	1.42	1.57	1.73	1.92	2.18	2.39	2.64	2.88	3.17	3.48	3.87	4.28	4.73	5.26	5.35	5.93	6.58
5	0.42	0.46	0.51	0.59	0.64	0.72	0.8	0.93	1.04	1.16	1.3	1.45	1.52	1.68	1.86	2.08	2.29	2.6	2.88	3.2	3.55	3.91	4.36	4.82	5.36	5.93	6.59	6.68	7.38	8.17
6	0.55	0.6	0.67	0.75	0.84	0.95	1.06	1.09	1.22	1.37	1.52	1.69	1.84	2.03	2.26	2.52	2.79	3.28	3.65	4.05	4.5	4.99	5.54	6.16	6.8	7.53	8.35	8.23	9.06	9.95
7	0.74	0.81	0.82	0.92	1.04	1.16	1.3	1.38	1.53	1.72	1.91	2.14	2.32	2.59	2.88	3.23	3.57	4.28	4.77	5.3	5.91	6.53	7.08	7.82	8.65	9.52	10.48	10.67	11.67	12.77
8	0.83	0.91	0.98	1.08	1.2	1.34	1.49	1.51	1.71	1.91	2.13	2.38	2.66	2.96	3.31	3.69	4.09	4.92	5.47	6.07	6.7	7.41	8.15	8.98	9.89	10.84	11.87	12.03	13.12	14.3
9	0.95	1.06	1.06	1.19	1.33	1.49	1.66	1.77	2.00	2.22	2.50	2.78	3.11	3.47	3.85	4.3	4.77	5.83	6.44	7.12	7.84	8.63	9.48	10.37	11.37	12.42	13.53	13.69	14.89	16.17
10	1.09	1.2	1.22	1.37	1.53	1.73	1.92	2.05	2.3	2.59	2.9	3.22	3.7	4.1	4.56	5.07	5.59	6.97	7.68	8.43	9.25	10.12	11.06	12.09	13.13	14.3	15.58	15.76	17.13	18.59
11	1.46	1.66	1.68	1.87	2.1	2.36	2.66	2.76	3.09	3.44	3.86	4.3	5.09	5.66	6.26	6.91	7.6	9.42	10.36	11.33	12.36	13.48	14.93	16.24	17.66	19.17	20.83	20.53	22.27	24.19
12	1.53	1.73	1.7	1.9	2.16	2.43	2.73	2.91	3.26	3.65	4.05	4.53	5.39	5.94	6.57	7.22	7.93	9.84	10.78	11.74	12.76	13.86	15.08	16.35	17.78	19.31	20.95	20.94	22.77	24.77
13	1.62	1.83	1.8	2.01	2.26	2.54	2.86	3.19	3.59	3.97	4.43	4.91	5.86	6.46	7.11	7.77	8.52	10.58	11.55	12.53	13.63	14.79	16.07	17.42	18.94	20.58	22.37	21.87	23.8	25.88
14	1.72	1.94	2.02	2.26	2.54	2.86	3.2	3.59	3.98	4.43	4.92	5.45	6.46	7.11	7.79	8.52	9.29	11.55	12.56	13.63	14.79	16.07	16.73	18.19	19.79	21.53	23.49	22.87	24.94	27.18
15	1.9	2.12	2.27	2.54	2.86	3.2	3.59	3.98	4.43	4.92	5.45	6.01	7.27	7.98	8.72	9.5	10.37	12.56	13.63	14.79	16.11	17.49	17.89	19.48	21.25	23.2	25.31	24.02	26.22	28.62
16	2.13	2.38	2.54	2.86	3.2	3.59	3.98	4.76	5.29	5.86	6.46	7.11	8.52	9.32	10.15	11.08	12.04	13.91	15.1	16.48	17.95	19.56	19.64	21.47	23.46	25.66	28.06	26.67	29.12	31.78
17	2.28	2.54	2.86	3.2	3.59	3.98	4.43	5.29	5.86	6.46	7.11	7.79	9.32	10.15	11.08	12.04	13.08	14.25	15.56	16.99	18.58	20.34	19.88	21.78	23.85	26.12	28.58	29.75	32.47	35.42
18	2.54	2.86	3.2	3.59	3.98	4.43	4.92	5.86	6.46	7.11	7.79	8.52	10.15	11.08	12.04	13.08	14.26	15.65	17.14	18.8	20.64	22.64	22.23	24.37	26.75	29.28	32.04	33.31	36.34	39.53
19	2.86	3.2	3.59	3.98	4.43	4.92	5.45	6.46	7.11	7.79	8.52	9.29	11.08	12.04	13.08	14.31	15.76	17.32	19.07	21	23.14	25.45	25.01	27.47	30.12	32.96	36.02	37.38	40.7	44.22
20	3.2	3.59	3.98	4.43	4.92	5.45	6.01	7.11	7.79	8.52	9.29	10.14	12.04	13.08	14.38	15.86	17.54	19.36	21.41	23.62	26.07	28.75	28.27	31.04	34.02	37.17	40.55	42.03	45.65	49.51
21	3.68	4.08	4.87	5.41	6	6.61	7.27	8.52	9.32	10.15	11.08	12.04	13.36	14.77	16.36	18.12	20.09	20.88	23.13	25.62	28.32	31.2	30.52	33.49	36.67	40.01	43.56	47.31	51.29	55.49
22	3.98	4.43	5.17	5.72	6.31	6.94	7.61	8.72	9.5	10.37	11.28	12.30	13.33	14.8	16.43	18.29	20.33	21.56	23.91	26.52	29.32	32.32	34.69	38.02	41.54	45.28	49.19	53.33	57.69	62.42
23	4.43	4.92	5.72	6.31	6.94	7.61	8.33	9.5	10.37	11.28	12.34	13.7	14.9	16.61	18.54	20.67	23.06	24.49	27.22	30.2	33.4	36.83	39.49	43.21	47.16	51.31	55.67	60.21	65.14	70.32
24	4.92	5.45	6.31	6.94	7.61	8.33	9.07	10.37	11.28	12.36	13.75	15.33	16.73	18.71	20.93	23.42	26.19	27.88	31.05	34.45	38.12	42	45.03	49.25	53.67	58.28	63.08	68.27	73.69	79.43
25	5.68	6.22	7.14	7.8	8.56	9.39	10.34	11.96	13.23	14.67	16.31	18.18	19.84	22.17	24.77	27.65	30.81	32.7	36.23	40.06	44.15	48.46	51.69	56.32	61.16	66.2	71.66	77.36	83.42	89.76
26	6.82	7.44	8.15	8.92	9.78	10.72	11.79	13	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.7	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97
27	7.44	8.15	8.92	9.78	10.72	11.79	13	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.7	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62
28	8.15	8.92	9.78	10.72	11.79	13	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.7	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72
29	8.92	9.78	10.72	11.79	13	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.7	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40
30	9.78	10.72	11.79	13	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.7	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72
31	10.72	11.79	13	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.70	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31
32	11.79	13	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.70	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39
(B17) 14706-00-00 Final                    108                3/12/2017

RGA Conversion Rates per 1000 -- Female Smoker ANB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
33	13	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.70	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89
34	14.37	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.70	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23
35	15.94	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.70	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07
36	17.7	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.7	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	186.09	198.52	211.49
37	19.69	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.7	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	198.52	211.49	225.21
38	21.92	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.7	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	211.49	225.21	239.35
39	24.43	27.21	30.26	33.62	37.23	41.12	45.29	49.7	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	225.21	239.35	268.32
40	27.21	30.26	33.62	37.23	41.12	45.29	49.7	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	239.35	268.32	296.79
41	30.26	33.62	37.23	41.12	45.29	49.7	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64
42	33.62	37.23	41.12	45.29	49.7	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66
43	37.23	41.12	45.29	49.7	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13
44	41.12	45.29	49.7	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72
45	45.29	49.7	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35
46	49.7	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48
47	54.34	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15
48	59.23	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21
49	64.33	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58
50	69.69	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21
51	75.47	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	450.00	450.00	450.00
52	81.56	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	450.00	450.00	450.00
53	88.01	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00
54	94.78	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00
55	101.97	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00
56	109.62	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
57	117.72	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
58	126.40	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
59	135.72	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
60	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00

(B17) 14706-00-00 Final                    109                3/12/2017

RGA Conversion Rates per 1000 -- Female Smoker ANB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
61	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
62	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
63	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
64	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
65	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
66	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
67	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
68	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
69	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
70	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
71	332.66	354.13	371.72	384.35	393.48	406.15	418.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
72	354.13	371.72	384.35	393.48	406.15	418.21	429.58	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
73	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
74	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
75	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
76	406.15	418.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
77	418.21	429.58	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
78	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
79	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
80	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
81	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
82	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
83	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
84	450.00	450.00	450.00	450.00	450.00	450.00	450.00
85	450.00	450.00	450.00	450.00	450.00	450.00
86	450.00	450.00	450.00	450.00	450.00
87	450.00	450.00	450.00	450.00
88	450.00	450.00	450.00
89	450.00	450.00
90	450.00
91
92

(B17) 14706-00-00 Final                    110                3/12/2017

RGA Conversion Rates per 1000 -- Female Smoker ANB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121

(B17) 14706-00-00 Final                    111                3/12/2017

RGA Conversion Rates per 1000 -- Female Smoker ANB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
1	2.09	2.33	2.37	2.66	2.99	3.34	3.74	3.89	4.31	4.75	5.22	5.68	6.15	6.65	7.15	7.67	8.18	8.73	9.28	9.85	10.46	11.08	11.7	12.33	12.95	13.57	14.15	14.71	15.23	15.72
2	3.79	4.2	4.28	4.76	5.27	5.83	6.44	6.57	7.17	7.8	8.41	9.09	9.76	10.44	11.17	11.91	12.69	13.52	14.41	15.37	16.42	17.5	18.68	24.72	31.15	38.16	45.68	53.59	55.55	58.89
3	5.54	6.15	6.2	6.83	7.51	8.23	8.99	9.11	9.86	10.63	11.44	12.24	13.09	13.98	14.91	15.89	16.92	18.03	19.26	20.61	22.06	23.65	34.55	46.15	58.79	72.36	86.7	101.72	108.77	116.12
4	7.27	8.04	8.06	8.81	9.65	10.5	11.38	11.48	12.36	13.27	14.2	15.18	16.20	17.27	18.4	19.64	20.95	22.43	24.04	25.8	27.76	37.76	48.59	60.52	73.44	87.25	101.72	108.77	116.12	124.06
5	8.98	9.85	9.82	10.7	11.62	12.61	13.6	13.66	14.67	15.72	16.79	17.93	19.14	20.43	21.81	23.32	25.02	26.89	28.99	31.27	40.64	50.97	62.34	74.7	87.95	101.72	108.77	116.12	124.06	132.35
6	10.9	11.92	12.21	13.26	14.34	15.5	16.69	18.5	19.82	21.23	22.70	24.29	25.97	27.79	29.79	32.06	34.58	37.36	40.47	51.04	62.71	75.59	89.58	104.54	119.88	128.2	136.86	146.21	155.98	166.17
7	13.93	15.14	15.56	16.87	18.23	19.64	21.12	23.32	25	26.79	28.72	30.78	33.07	35.53	38.37	41.52	45.02	48.92	60.39	73.07	87.01	102.13	118.2	134.41	143.74	153.45	163.94	174.89	186.31	198.4
8	15.53	16.85	17.3	18.7	20.19	21.75	23.41	25.88	27.81	29.89	32.14	34.60	37.31	40.39	43.85	47.66	51.95	63.15	75.49	89.04	103.65	119.1	134.41	143.74	153.45	163.94	174.89	186.31	198.4	210.85
9	17.57	19.02	19.01	20.57	22.21	23.95	25.82	29.36	31.64	34.12	36.83	39.81	43.23	47.03	51.25	55.98	67.24	79.66	93.23	107.78	123.1	138.04	147.62	157.6	168.37	179.62	191.35	203.77	216.55	242.76
10	20.15	21.86	21.93	23.73	25.66	27.74	29.96	33.25	35.95	38.89	42.12	45.83	49.97	54.52	59.68	71.04	83.51	97.09	111.68	126.97	141.68	151.51	161.74	172.8	184.34	196.38	209.13	222.25	249.15	275.59
11	26.24	28.49	28.38	30.76	33.32	36.09	39.11	44.25	47.95	52.06	56.71	61.9	67.63	74.05	87.51	102.32	118.39	135.56	153.58	170.74	182.58	194.92	208.25	222.16	236.67	252.03	267.84	300.26	332.13	362.65
12	26.9	29.23	28.3	30.73	33.34	36.2	39.28	45.77	49.75	54.25	59.25	64.78	70.92	83.37	96.94	111.77	127.56	144.14	159.84	170.93	182.48	194.95	207.98	221.56	235.94	250.75	281.09	310.93	339.5	365.93
13	28.18	30.68	30.34	32.96	35.84	38.96	42.36	48.35	52.76	57.62	63	68.96	80.59	93.41	107.3	122.17	137.81	152.58	163.16	174.18	186.09	198.52	211.49	225.21	239.35	268.32	296.79	324.07	349.29	371.84
14	29.63	32.26	33.44	36.4	39.58	43.06	46.84	52.37	57.17	62.47	68.36	79.55	91.83	105.21	119.54	134.62	148.94	159.27	170.04	181.66	193.8	206.46	219.85	233.65	261.93	289.73	316.36	340.98	362.98	381.01
15	31.2	33.98	36.99	40.25	43.8	47.64	51.94	56.67	61.89	67.58	78.33	90.15	103.02	116.8	131.4	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35
16	34.63	37.71	41.05	44.63	48.5	52.83	57.6	62.78	68.51	79.09	90.68	103.35	116.96	131.4	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48
17	38.53	41.92	45.56	49.51	53.86	58.62	63.84	69.52	79.9	91.31	103.73	117.12	131.4	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15
18	42.97	46.68	50.64	55.07	59.85	65.02	70.65	80.85	92.05	104.24	117.37	131.41	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21
19	47.98	52	56.46	61.25	66.44	72.08	82.05	92.95	104.89	117.75	131.49	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58
20	53.62	58.11	62.95	68.17	73.81	83.52	94.15	105.73	118.22	131.61	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21
21	60.1	65	70.29	75.94	85.32	95.62	106.79	118.86	131.85	145.31	155.39	165.89	177.23	189.07	201.42	214.49	227.95	255.54	282.66	308.64	332.66	354.13	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00
22	67.45	72.81	78.53	87.57	97.44	108.18	119.74	138.81	152.58	163.16	174.18	186.09	198.52	211.49	225.21	239.35	268.32	296.79	324.07	349.29	371.84	390.31	403.57	413.15	426.46	439.12	450.00	450.00	450.00	450.00
23	75.82	81.67	90.28	99.7	109.85	120.8	132.71	152.58	163.16	174.18	186.09	198.52	211.49	225.21	239.35	268.32	296.79	324.07	349.29	371.84	390.31	403.57	413.15	426.46	439.12	450.00	450.00	450.00	450.00	450.00
24	85.44	93.57	102.37	111.85	122.15	133.35	145.31	163.16	174.18	186.09	198.52	211.49	225.21	239.35	268.32	296.79	324.07	349.29	371.84	390.31	403.57	413.15	426.46	439.12	450.00	450.00	450.00	450.00	450.00	450.00
25	97.44	105.72	114.55	124.1	134.4	145.31	155.39	174.18	186.09	198.52	211.49	225.21	239.35	268.32	296.79	324.07	349.29	371.84	390.31	403.57	413.15	426.46	439.12	450.00	450.00	450.00	450.00	450.00	450.00	450.00
26	109.62	117.72	129.56	139.11	148.94	159.27	170.04	208.25	222.16	236.67	252.03	267.84	300.26	332.13	362.65	390.88	416.10	436.77	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
27	117.72	126.4	139.11	148.94	159.27	170.04	181.66	222.16	236.67	252.03	267.84	300.26	332.13	362.65	390.88	416.10	436.77	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
28	126.4	135.72	148.94	159.27	170.04	181.66	193.8	236.67	252.03	267.84	300.26	332.13	362.65	390.88	416.1	436.77	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
29	135.72	145.31	159.27	170.04	181.66	193.8	206.46	252.03	267.84	300.26	332.13	362.65	390.88	416.1	436.77	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
30	145.31	155.39	170.04	181.66	193.8	206.46	219.85	267.84	300.26	332.13	362.65	390.88	416.1	436.77	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
31	155.39	165.89	199.38	212.7	226.6	241.3	256.44	261.93	289.73	316.36	340.98	362.98	381.01	393.96	403.32	416.30	428.67	440.32	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
32	165.89	177.23	212.7	226.6	241.3	256.44	287.48	289.73	316.36	340.98	362.98	381.01	393.96	403.32	416.30	428.67	440.32	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00

(B17) 14706-00-00 Final                    112                3/12/2017

RGA Conversion Rates per 1000 -- Female Smoker ANB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
33	177.23	189.07	226.6	241.3	256.44	287.48	317.99	316.36	340.98	362.98	381.01	393.96	403.32	416.30	428.67	440.32	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
34	189.07	201.42	241.3	256.44	287.48	317.99	347.22	340.98	362.98	381.01	393.96	403.32	416.30	428.67	440.32	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
35	201.42	214.49	256.44	287.48	317.99	347.22	374.24	362.98	381.01	393.96	403.32	416.30	428.67	440.32	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
36	225.21	239.35	255.54	282.66	308.64	332.66	354.13	390.31	403.57	413.15	426.46	439.12	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
37	239.35	268.32	282.66	308.64	332.66	354.13	371.72	403.57	413.15	426.46	439.12	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
38	268.32	296.79	308.64	332.66	354.13	371.72	384.35	413.15	426.46	439.12	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
39	296.79	324.07	332.66	354.13	371.72	384.35	393.48	426.46	439.12	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
40	324.07	349.29	354.13	371.72	384.35	393.48	406.15	439.12	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
41	332.66	354.13	371.72	384.35	393.48	406.15	418.21	450.00	450.00	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
42	354.13	371.72	384.35	393.48	406.15	418.21	429.58	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
43	371.72	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
44	384.35	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
45	393.48	406.15	418.21	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
46	406.15	418.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
47	418.21	429.58	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
48	429.58	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
49	440.21	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
50	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
51	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
52	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
53	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
54	450.00	450.00	450.00	450.00	450.00	450.00	450.00
55	450.00	450.00	450.00	450.00	450.00	450.00
56	450.00	450.00	450.00	450.00	450.00
57	450.00	450.00	450.00	450.00
58	450.00	450.00	450.00
59	450.00	450.00
60	450.00

(B17) 14706-00-00 Final                    113                3/12/2017

RGA Conversion Rates per 1000 -- Female Smoker ANB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
(B17) 14706-00-00 Final                    114                3/12/2017

RGA Conversion Rates per 1000 -- Female Smoker ANB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121

(B17) 14706-00-00 Final                    115                3/12/2017

RGA Conversion Rates per 1000 -- Male Non-Smoker ALB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
1	0.44	0.27	0.20	0.16	0.14	0.13	0.12	0.10	0.09	0.09	0.08	0.09	0.13	0.20	0.28	0.36	0.42	0.46	0.48	0.49	0.50	0.49	0.47	0.43	0.37	0.33	0.29	0.25	0.24	0.21	0.19
2	0.27	0.20	0.16	0.14	0.13	0.12	0.10	0.09	0.09	0.08	0.09	0.14	0.21	0.30	0.37	0.43	0.48	0.50	0.52	0.53	0.53	0.50	0.45	0.40	0.35	0.31	0.28	0.26	0.27	0.26	0.25
3	0.20	0.16	0.14	0.13	0.12	0.10	0.09	0.09	0.08	0.09	0.14	0.22	0.31	0.39	0.45	0.51	0.54	0.55	0.57	0.57	0.54	0.50	0.45	0.40	0.35	0.31	0.30	0.29	0.31	0.30	0.30
4	0.16	0.14	0.13	0.12	0.10	0.09	0.09	0.08	0.09	0.14	0.23	0.32	0.41	0.48	0.54	0.57	0.60	0.63	0.62	0.60	0.55	0.50	0.45	0.40	0.36	0.33	0.31	0.31	0.33	0.32	0.33
5	0.14	0.13	0.12	0.10	0.09	0.09	0.08	0.09	0.14	0.24	0.33	0.43	0.50	0.56	0.60	0.63	0.65	0.66	0.64	0.60	0.55	0.49	0.44	0.40	0.37	0.35	0.33	0.31	0.33	0.34	0.35
6	0.16	0.15	0.13	0.12	0.11	0.09	0.12	0.18	0.29	0.42	0.55	0.64	0.74	0.78	0.82	0.85	0.86	0.86	0.79	0.72	0.65	0.59	0.54	0.50	0.47	0.44	0.42	0.40	0.44	0.44	0.45
7	0.18	0.15	0.14	0.13	0.11	0.14	0.21	0.35	0.50	0.66	0.79	0.89	0.96	1.01	1.05	1.08	1.05	1.03	0.90	0.83	0.74	0.68	0.64	0.60	0.58	0.54	0.53	0.53	0.55	0.55	0.55
8	0.15	0.14	0.13	0.11	0.14	0.22	0.36	0.51	0.68	0.83	0.96	1.02	1.07	1.12	1.15	1.11	1.05	1.01	0.89	0.80	0.74	0.70	0.66	0.62	0.60	0.57	0.57	0.57	0.57	0.59	0.60
9	0.14	0.13	0.12	0.14	0.22	0.36	0.52	0.69	0.85	0.98	1.07	1.13	1.18	1.21	1.20	1.13	1.05	1.00	0.87	0.81	0.77	0.73	0.70	0.68	0.64	0.62	0.64	0.65	0.64	0.65	0.68
10	0.12	0.11	0.13	0.21	0.34	0.49	0.65	0.80	0.92	1.03	1.10	1.16	1.19	1.18	1.11	1.04	0.96	0.91	0.81	0.77	0.75	0.72	0.69	0.66	0.66	0.67	0.69	0.70	0.68	0.71	0.75
11	0.12	0.15	0.23	0.39	0.55	0.73	0.89	1.03	1.16	1.27	1.35	1.38	1.38	1.31	1.21	1.11	1.02	0.98	0.92	0.88	0.87	0.84	0.83	0.83	0.84	0.85	0.87	0.89	0.89	0.94	0.99
12	0.13	0.21	0.34	0.49	0.65	0.80	0.92	1.03	1.13	1.21	1.26	1.26	1.20	1.13	1.05	0.97	0.91	0.88	0.85	0.83	0.82	0.81	0.81	0.82	0.85	0.86	0.87	0.89	0.89	0.94	1.01
13	0.20	0.32	0.46	0.61	0.75	0.86	0.97	1.06	1.14	1.20	1.21	1.16	1.09	1.01	0.94	0.89	0.85	0.84	0.82	0.81	0.81	0.82	0.83	0.85	0.87	0.89	0.91	0.94	0.95	0.99	1.06
14	0.30	0.43	0.57	0.70	0.81	0.90	0.99	1.06	1.12	1.14	1.11	1.04	0.98	0.90	0.86	0.83	0.81	0.80	0.78	0.78	0.80	0.82	0.84	0.86	0.88	0.90	0.92	0.97	1.01	1.08	1.14
15	0.42	0.56	0.68	0.79	0.88	0.97	1.04	1.09	1.11	1.09	1.04	0.98	0.90	0.86	0.83	0.81	0.80	0.79	0.79	0.81	0.83	0.85	0.87	0.90	0.92	0.96	0.98	1.02	1.10	1.16	1.25
16	0.58	0.72	0.83	0.92	1.01	1.09	1.14	1.17	1.14	1.10	1.05	0.97	0.91	0.88	0.87	0.86	0.85	0.86	0.87	0.89	0.91	0.95	0.97	1.00	1.03	1.07	1.11	1.16	1.19	1.28	1.37
17	0.72	0.83	0.92	1.01	1.09	1.14	1.17	1.14	1.10	1.06	0.99	0.94	0.90	0.89	0.88	0.87	0.87	0.89	0.91	0.95	0.97	1.00	1.03	1.07	1.10	1.14	1.19	1.25	1.24	1.32	1.42
18	0.83	0.92	1.01	1.09	1.14	1.17	1.14	1.10	1.06	1.00	0.96	0.92	0.91	0.90	0.89	0.89	0.91	0.94	0.97	1.00	1.03	1.07	1.11	1.14	1.19	1.23	1.30	1.36	1.35	1.46	1.58
19	0.92	1.01	1.09	1.14	1.17	1.14	1.10	1.06	1.00	0.97	0.95	0.92	0.91	0.91	0.91	0.94	0.97	0.98	1.03	1.07	1.11	1.14	1.19	1.23	1.28	1.33	1.41	1.50	1.50	1.61	1.73
20	1.01	1.09	1.14	1.17	1.14	1.10	1.06	1.00	0.97	0.96	0.95	0.94	0.94	0.94	0.96	0.99	1.02	1.06	1.10	1.14	1.19	1.23	1.28	1.33	1.38	1.45	1.54	1.65	1.64	1.76	1.91
21	1.16	1.22	1.25	1.22	1.18	1.13	1.07	1.03	1.02	1.01	1.02	1.01	1.03	1.06	1.08	1.13	1.18	1.21	1.27	1.33	1.37	1.42	1.49	1.56	1.62	1.69	1.81	1.94	1.81	1.96	2.11
22	1.12	1.14	1.12	1.08	1.03	0.98	0.95	0.94	0.92	0.94	0.95	0.96	0.98	1.02	1.06	1.11	1.15	1.21	1.26	1.31	1.37	1.43	1.51	1.56	1.62	1.72	1.84	1.97	1.97	2.11	2.27
23	1.14	1.12	1.08	1.03	0.98	0.95	0.94	0.92	0.94	0.96	0.98	1.00	1.04	1.09	1.13	1.18	1.25	1.32	1.37	1.43	1.49	1.58	1.66	1.72	1.81	1.91	2.04	2.19	2.18	2.34	2.52
24	1.12	1.08	1.03	0.98	0.95	0.94	0.92	0.94	0.96	0.98	1.01	1.05	1.11	1.16	1.21	1.28	1.34	1.43	1.48	1.57	1.66	1.74	1.83	1.91	2.02	2.14	2.29	2.45	2.44	2.62	2.81
25	1.08	1.03	0.98	0.95	0.94	0.92	0.94	0.96	0.98	1.02	1.06	1.12	1.18	1.25	1.31	1.39	1.46	1.57	1.63	1.73	1.83	1.92	2.03	2.14	2.27	2.42	2.58	2.76	2.76	2.96	3.19
26	0.94	0.89	0.86	0.85	0.84	0.85	0.87	0.89	0.93	0.97	1.02	1.08	1.14	1.21	1.29	1.37	1.44	1.54	1.63	1.73	1.82	1.94	2.06	2.19	2.34	2.50	2.67	2.88	2.85	3.08	3.34
27	0.89	0.86	0.85	0.84	0.85	0.87	0.89	0.93	0.97	1.02	1.08	1.14	1.21	1.29	1.37	1.44	1.54	1.63	1.73	1.82	1.94	2.06	2.19	2.34	2.50	2.67	2.88	3.09	3.08	3.34	3.62
28	0.86	0.85	0.84	0.85	0.87	0.89	0.93	0.97	1.02	1.08	1.14	1.21	1.29	1.37	1.44	1.54	1.63	1.73	1.82	1.94	2.06	2.19	2.34	2.50	2.67	2.88	3.09	3.33	3.34	3.62	3.93
29	0.85	0.84	0.85	0.87	0.89	0.93	0.97	1.02	1.08	1.14	1.21	1.29	1.37	1.44	1.54	1.63	1.73	1.82	1.94	2.06	2.19	2.34	2.50	2.67	2.88	3.09	3.33	3.62	3.62	3.93	4.28
30	0.84	0.85	0.87	0.89	0.93	0.97	1.02	1.08	1.14	1.21	1.29	1.37	1.44	1.54	1.63	1.73	1.82	1.94	2.06	2.19	2.34	2.50	2.67	2.88	3.09	3.33	3.62	3.92	3.93	4.28	4.68
31	0.76	0.78	0.80	0.83	0.87	0.92	0.97	1.02	1.09	1.16	1.23	1.30	1.38	1.46	1.55	1.64	1.74	1.85	1.97	2.10	2.24	2.40	2.58	2.77	2.99	3.25	3.52	3.82	4.05	4.42	4.85
32	0.78	0.80	0.83	0.87	0.92	0.97	1.02	1.09	1.16	1.23	1.30	1.38	1.46	1.55	1.64	1.74	1.85	1.97	2.10	2.24	2.40	2.58	2.77	2.99	3.25	3.52	3.82	4.17	4.42	4.85	5.34

(B17) 14706-00-00 Final                    116                3/12/2017

RGA Conversion Rates per 1000 -- Male Non-Smoker ALB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
33	0.80	0.83	0.87	0.92	0.97	1.02	1.09	1.16	1.23	1.30	1.38	1.46	1.55	1.64	1.74	1.85	1.97	2.10	2.24	2.40	2.58	2.77	2.99	3.25	3.52	3.82	4.17	4.55	4.85	5.34	5.88
34	0.83	0.87	0.92	0.97	1.02	1.09	1.16	1.23	1.30	1.38	1.46	1.55	1.64	1.74	1.85	1.97	2.10	2.24	2.40	2.58	2.77	2.99	3.25	3.52	3.82	4.17	4.55	5.00	5.34	5.88	6.49
35	0.87	0.92	0.97	1.02	1.09	1.16	1.23	1.30	1.38	1.46	1.55	1.64	1.74	1.85	1.97	2.10	2.24	2.40	2.58	2.77	2.99	3.25	3.52	3.82	4.17	4.55	5.00	5.50	5.88	6.49	7.19
36	0.84	0.89	0.94	0.99	1.06	1.12	1.18	1.26	1.34	1.42	1.50	1.59	1.69	1.80	1.92	2.05	2.19	2.36	2.54	2.74	2.97	3.22	3.50	3.81	4.16	4.57	5.02	5.54	6.49	7.19	7.98
37	0.89	0.94	0.99	1.06	1.12	1.18	1.26	1.34	1.42	1.50	1.59	1.69	1.80	1.92	2.05	2.19	2.36	2.54	2.74	2.97	3.22	3.50	3.81	4.16	4.57	5.02	5.54	6.11	7.19	7.98	8.87
38	0.94	0.99	1.06	1.12	1.18	1.26	1.34	1.42	1.50	1.59	1.69	1.80	1.92	2.05	2.19	2.36	2.54	2.74	2.97	3.22	3.50	3.81	4.16	4.57	5.02	5.54	6.11	6.77	7.98	8.87	9.89
39	0.99	1.06	1.12	1.18	1.26	1.34	1.42	1.50	1.59	1.69	1.80	1.92	2.05	2.19	2.36	2.54	2.74	2.97	3.22	3.50	3.81	4.16	4.57	5.02	5.54	6.11	6.77	7.51	8.87	9.89	11.02
40	1.06	1.12	1.18	1.26	1.34	1.42	1.50	1.59	1.69	1.80	1.92	2.05	2.19	2.36	2.54	2.74	2.97	3.22	3.50	3.81	4.16	4.57	5.02	5.54	6.11	6.77	7.51	8.35	9.89	11.02	12.30
41	1.12	1.18	1.26	1.34	1.42	1.50	1.59	1.69	1.80	1.92	2.05	2.19	2.36	2.54	2.74	2.97	3.22	3.50	3.81	4.16	4.57	5.02	5.54	6.11	6.77	7.51	8.35	9.30	10.38	11.58	12.94
42	1.18	1.26	1.34	1.42	1.50	1.59	1.69	1.80	1.92	2.05	2.19	2.36	2.54	2.74	2.97	3.22	3.50	3.81	4.16	4.57	5.02	5.54	6.11	6.77	7.51	8.35	9.30	10.38	11.58	12.94	14.46
43	1.26	1.34	1.42	1.50	1.59	1.69	1.80	1.92	2.05	2.19	2.36	2.54	2.74	2.97	3.22	3.50	3.81	4.16	4.57	5.02	5.54	6.11	6.77	7.51	8.35	9.30	10.38	11.58	12.94	14.46	16.17
44	1.34	1.42	1.50	1.59	1.69	1.80	1.92	2.05	2.19	2.36	2.54	2.74	2.97	3.22	3.50	3.81	4.16	4.57	5.02	5.54	6.11	6.77	7.51	8.35	9.30	10.38	11.58	12.94	14.46	16.17	18.08
45	1.42	1.50	1.59	1.69	1.80	1.92	2.05	2.19	2.36	2.54	2.74	2.97	3.22	3.50	3.81	4.16	4.57	5.02	5.54	6.11	6.77	7.51	8.35	9.30	10.38	11.58	12.94	14.46	16.17	18.08	20.20
46	1.40	1.49	1.58	1.69	1.80	1.92	2.06	2.21	2.38	2.57	2.78	3.02	3.28	3.57	3.90	4.28	4.71	5.19	5.73	6.35	7.04	7.83	8.72	9.73	10.85	12.13	13.56	15.16	16.39	18.31	20.45
47	1.49	1.58	1.69	1.80	1.92	2.06	2.21	2.38	2.57	2.78	3.02	3.28	3.57	3.90	4.28	4.71	5.19	5.73	6.35	7.04	7.83	8.72	9.73	10.85	12.13	13.56	15.16	16.95	18.31	20.45	22.82
48	1.58	1.69	1.80	1.92	2.06	2.21	2.38	2.57	2.78	3.02	3.28	3.57	3.90	4.28	4.71	5.19	5.73	6.35	7.04	7.83	8.72	9.73	10.85	12.13	13.56	15.16	16.95	18.94	20.45	22.82	25.45
49	1.69	1.80	1.92	2.06	2.21	2.38	2.57	2.78	3.02	3.28	3.57	3.90	4.28	4.71	5.19	5.73	6.35	7.04	7.83	8.72	9.73	10.85	12.13	13.56	15.16	16.95	18.94	21.15	22.82	25.45	28.35
50	1.80	1.92	2.06	2.21	2.38	2.57	2.78	3.02	3.28	3.57	3.90	4.28	4.71	5.19	5.73	6.35	7.04	7.83	8.72	9.73	10.85	12.13	13.56	15.16	16.95	18.94	21.15	23.61	25.45	28.35	31.53
51	1.79	1.92	2.07	2.22	2.39	2.60	2.81	3.06	3.33	3.64	4.00	4.40	4.84	5.35	5.92	6.57	7.31	8.14	9.08	10.13	11.32	12.66	14.15	15.82	17.68	19.74	22.04	24.57	27.37	30.44	33.89
52	1.92	2.07	2.22	2.39	2.60	2.81	3.06	3.33	3.64	4.00	4.40	4.84	5.35	5.92	6.57	7.31	8.14	9.08	10.13	11.32	12.66	14.15	15.82	17.68	19.74	22.04	24.57	27.37	30.44	33.89	37.76
53	2.07	2.22	2.39	2.60	2.81	3.06	3.33	3.64	4.00	4.40	4.84	5.35	5.92	6.57	7.31	8.14	9.08	10.13	11.32	12.66	14.15	15.82	17.68	19.74	22.04	24.57	27.37	30.44	33.89	37.76	42.00
54	2.22	2.39	2.60	2.81	3.06	3.33	3.64	4.00	4.40	4.84	5.35	5.92	6.57	7.31	8.14	9.08	10.13	11.32	12.66	14.15	15.82	17.68	19.74	22.04	24.57	27.37	30.44	33.89	37.76	42.00	46.64
55	2.39	2.60	2.81	3.06	3.33	3.64	4.00	4.40	4.84	5.35	5.92	6.57	7.31	8.14	9.08	10.13	11.32	12.66	14.15	15.82	17.68	19.74	22.04	24.57	27.37	30.44	33.89	37.76	42.00	46.64	52.00
56	2.60	2.81	3.06	3.33	3.64	4.00	4.40	4.84	5.35	5.92	6.57	7.31	8.14	9.08	10.13	11.32	12.66	14.15	15.82	17.68	19.74	22.04	24.57	27.37	30.44	33.89	37.76	42.00	44.98	50.14	56.15
57	2.81	3.06	3.33	3.64	4.00	4.40	4.84	5.35	5.92	6.57	7.31	8.14	9.08	10.13	11.32	12.66	14.15	15.82	17.68	19.74	22.04	24.57	27.37	30.44	33.89	37.76	42.00	46.64	50.14	56.15	62.90
58	3.06	3.33	3.64	4.00	4.40	4.84	5.35	5.92	6.57	7.31	8.14	9.08	10.13	11.32	12.66	14.15	15.82	17.68	19.74	22.04	24.57	27.37	30.44	33.89	37.76	42.00	46.64	52.00	56.15	62.90	70.53
59	3.33	3.64	4.00	4.40	4.84	5.35	5.92	6.57	7.31	8.14	9.08	10.13	11.32	12.66	14.15	15.82	17.68	19.74	22.04	24.57	27.37	30.44	33.89	37.76	42.00	46.64	52.00	58.23	62.90	70.53	79.20
60	3.64	4.00	4.40	4.84	5.35	5.92	6.57	7.31	8.14	9.08	10.13	11.32	12.66	14.15	15.82	17.68	19.74	22.04	24.57	27.37	30.44	33.89	37.76	42.00	46.64	52.00	58.23	65.23	70.53	79.20	88.75

(B17) 14706-00-00 Final                    117                3/12/2017

RGA Conversion Rates per 1000 -- Male Non-Smoker ALB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
61	3.85	4.24	4.67	5.16	5.71	6.34	7.05	7.85	8.75	9.77	10.91	12.2	13.64	15.26	17.04	19.04	21.25	23.69	26.39	29.36	32.68	36.41	40.5	44.98	50.14	56.15	62.9	70.53	79.2	88.75	99.36
62	4.24	4.67	5.16	5.71	6.34	7.05	7.85	8.75	9.77	10.91	12.2	13.64	15.26	17.04	19.04	21.25	23.69	26.39	29.36	32.68	36.41	40.5	44.98	50.14	56.15	62.9	70.53	79.2	88.75	99.36	111.07
63	4.67	5.16	5.71	6.34	7.05	7.85	8.75	9.77	10.91	12.2	13.64	15.26	17.04	19.04	21.25	23.69	26.39	29.36	32.68	36.41	40.5	44.98	50.14	56.15	62.9	70.53	79.2	88.75	99.36	111.07	123.38
64	5.16	5.71	6.34	7.05	7.85	8.75	9.77	10.91	12.2	13.64	15.26	17.04	19.04	21.25	23.69	26.39	29.36	32.68	36.41	40.5	44.98	50.14	56.15	62.9	70.53	79.2	88.75	99.36	111.07	123.38	135.88
65	5.71	6.34	7.05	7.85	8.75	9.77	10.91	12.2	13.64	15.26	17.04	19.04	21.25	23.69	26.39	29.36	32.68	36.41	40.5	44.98	50.14	56.15	62.9	70.53	79.2	88.75	99.36	111.07	123.38	135.88	147.56
66	6.34	7.05	7.85	8.75	9.77	10.91	12.2	13.64	15.26	17.04	19.04	21.25	23.69	26.39	29.36	32.68	36.41	40.5	44.98	50.14	56.15	62.9	70.53	79.2	88.75	99.36	111.07	123.38	140.91	153.03	164.8
67	7.05	7.85	8.75	9.77	10.91	12.2	13.64	15.26	17.04	19.04	21.25	23.69	26.39	29.36	32.68	36.41	40.5	44.98	50.14	56.15	62.9	70.53	79.2	88.75	99.36	111.07	123.38	135.88	153.03	164.8	177.09
68	7.85	8.75	9.77	10.91	12.2	13.64	15.26	17.04	19.04	21.25	23.69	26.39	29.36	32.68	36.41	40.5	44.98	50.14	56.15	62.9	70.53	79.2	88.75	99.36	111.07	123.38	135.88	147.56	164.8	177.09	190.21
69	8.75	9.77	10.91	12.2	13.64	15.26	17.04	19.04	21.25	23.69	26.39	29.36	32.68	36.41	40.5	44.98	50.14	56.15	62.9	70.53	79.2	88.75	99.36	111.07	123.38	135.88	147.56	158.92	177.09	190.21	205.37
70	9.77	10.91	12.2	13.64	15.26	17.04	19.04	21.25	23.69	26.39	29.36	32.68	36.41	40.5	44.98	50.14	56.15	62.9	70.53	79.2	88.75	99.36	111.07	123.38	135.88	147.56	158.92	170.77	190.21	205.37	221.53
71	11.32	12.66	14.15	15.82	17.68	19.74	22.04	24.57	27.37	30.44	33.89	37.76	42	46.64	52	58.23	65.23	73.14	82.14	92.04	103.04	115.19	127.95	140.91	153.03	164.8	177.09	190.21	220.04	237.35	254.22
72	12.66	14.15	15.82	17.68	19.74	22.04	24.57	27.37	30.44	33.89	37.76	42	46.64	52	58.23	65.23	73.14	82.14	92.04	103.04	115.19	127.95	140.91	153.03	164.8	177.09	190.21	205.37	237.35	254.22	270.01
73	14.15	15.82	17.68	19.74	22.04	24.57	27.37	30.44	33.89	37.76	42	46.64	52	58.23	65.23	73.14	82.14	92.04	103.04	115.19	127.95	140.91	153.03	164.8	177.09	190.21	205.37	221.53	254.22	270.01	284.08
74	15.82	17.68	19.74	22.04	24.57	27.37	30.44	33.89	37.76	42	46.64	52	58.23	65.23	73.14	82.14	92.04	103.04	115.19	127.95	140.91	153.03	164.8	177.09	190.21	205.37	221.53	237.27	270.01	284.08	295.97
75	17.68	19.74	22.04	24.57	27.37	30.44	33.89	37.76	42	46.64	52	58.23	65.23	73.14	82.14	92.04	103.04	115.19	127.95	140.91	153.03	164.8	177.09	190.21	205.37	221.53	237.27	252.01	284.08	295.97	306.04
76	21.15	23.61	26.33	29.33	32.62	36.32	40.46	45	49.97	55.71	62.39	69.89	78.37	88.01	98.61	110.40	123.41	137.09	150.98	163.96	176.57	189.74	203.8	220.04	237.35	254.22	270.01	284.08	345.29	357.04	367.43
77	23.61	26.33	29.33	32.62	36.32	40.46	45	49.97	55.71	62.39	69.89	78.37	88.01	98.61	110.40	123.41	137.09	150.98	163.96	176.57	189.74	203.8	220.04	237.35	254.22	270.01	284.08	295.97	357.04	367.43	376.81
78	26.33	29.33	32.62	36.32	40.46	45	49.97	55.71	62.39	69.89	78.37	88.01	98.61	110.40	123.41	137.09	150.98	163.96	176.57	189.74	203.8	220.04	237.35	254.22	270.01	284.08	295.97	306.04	367.43	376.81	384.24
79	29.33	32.62	36.32	40.46	45	49.97	55.71	62.39	69.89	78.37	88.01	98.61	110.40	123.41	137.09	150.98	163.96	176.57	189.74	203.8	220.04	237.35	254.22	270.01	284.08	295.97	306.04	314.94	376.81	384.24	388.65
80	32.62	36.32	40.46	45	49.97	55.71	62.39	69.89	78.37	88.01	98.61	110.40	123.41	137.09	150.98	163.96	176.57	189.74	203.8	220.04	237.35	254.22	270.01	284.08	295.97	306.04	314.94	322.98	384.24	388.65	392.02
81	42.37	47.2	52.5	58.3	65	72.78	81.53	91.43	102.67	115.05	128.8	143.98	159.94	176.14	191.28	206	221.37	237.76	256.72	276.91	296.59	315.01	331.42	345.29	357.04	367.43	376.81	384.24	450.00	450.00	450.00
82	47.2	52.5	58.3	65	72.78	81.53	91.43	102.67	115.05	128.8	143.98	159.94	176.14	191.28	206	221.37	237.76	256.72	276.91	296.59	315.01	331.42	345.29	357.04	367.43	376.81	384.24	388.65	450.00	450.00	450.00
83	52.5	58.3	65	72.78	81.53	91.43	102.67	115.05	128.8	143.98	159.94	176.14	191.28	206	221.37	237.76	256.72	276.91	296.59	315.01	331.42	345.29	357.04	367.43	376.81	384.24	388.65	392.02	450.00	450.00	450.00
84	58.3	65	72.78	81.53	91.43	102.67	115.05	128.8	143.98	159.94	176.14	191.28	206	221.37	237.76	256.72	276.91	296.59	315.01	331.42	345.29	357.04	367.43	376.81	384.24	388.65	392.02	393.75	450.00	450.00	450.00
85	65	72.78	81.53	91.43	102.67	115.05	128.8	143.98	159.94	176.14	191.28	206	221.37	237.76	256.72	276.91	296.59	315.01	331.42	345.29	357.04	367.43	376.81	384.24	388.65	392.02	393.75	393.75	450.00	450.00	450.00
86	87.34	97.84	109.71	123.21	138.05	154.56	172.78	191.93	211.37	229.54	247.2	265.64	285.32	308.06	332.29	355.91	378.01	397.71	414.35	428.45	440.92	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
87	97.84	109.71	123.21	138.05	154.56	172.78	191.93	211.37	229.54	247.2	265.64	285.32	308.06	332.29	355.91	378.01	397.71	414.35	428.45	440.92	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
88	109.71	123.21	138.05	154.56	172.78	191.93	211.37	229.54	247.2	265.64	285.32	308.06	332.29	355.91	378.01	397.71	414.35	428.45	440.92	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
89	123.21	138.05	154.56	172.78	191.93	211.37	229.54	247.2	265.64	285.32	308.06	332.29	355.91	378.01	397.71	414.35	428.45	440.92	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
90	138.05	154.56	172.78	191.93	211.37	229.54	247.2	265.64	285.32	308.06	332.29	355.91	378.01	397.71	414.35	428.45	440.92	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
91	161.92	181.01	201.07	221.43	240.47	258.97	278.29	298.9	322.73	348.12	372.86	396.01	416.65	434.08	448.86	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
92	181.01	201.07	221.43	240.47	258.97	278.29	298.9	322.73	348.12	372.86	396.01	416.65	434.08	448.86	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00

(B17) 14706-00-00 Final                    118                3/12/2017

RGA Conversion Rates per 1000 -- Male Non-Smoker ALB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
93	201.07	221.43	240.47	258.97	278.29	298.9	322.73	348.12	372.86	396.01	416.65	434.08	448.86	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
94	221.43	240.47	258.97	278.29	298.9	322.73	348.12	372.86	396.01	416.65	434.08	448.86	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
95	240.47	258.97	278.29	298.9	322.73	348.12	372.86	396.01	416.65	434.08	448.86	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
96	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
97	252.99	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
98	271.73	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
99	293.39	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
100	316.47	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
101	338.96	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
102	360.01	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
103	378.77	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
104	394.62	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
105	408.05	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
106	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
107	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
108	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
109	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
110	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
111	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
112	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
113	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
114	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
115	450.00	450.00	450.00	450.00	450.00	450.00	450.00
116	450.00	450.00	450.00	450.00	450.00	450.00
117	450.00	450.00	450.00	450.00	450.00
118	450.00	450.00	450.00	450.00
119	450.00	450.00	450.00
120	450.00	450.00
121	450.00
(B17) 14706-00-00 Final                    119                3/12/2017

RGA Conversion Rates per 1000 -- Male Non-Smoker ALB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
1	0.18	0.18	0.2	0.20	0.21	0.22	0.23	0.25	0.26	0.27	0.28	0.29	0.28	0.29	0.31	0.32	0.35	0.37	0.40	0.43	0.48	0.54	0.59	0.65	0.72	0.8	0.88	0.97	1.06	1.16
2	0.25	0.26	0.28	0.3	0.31	0.33	0.34	0.37	0.39	0.41	0.43	0.45	0.43	0.47	0.50	0.55	0.6	0.63	0.69	0.76	0.83	0.91	0.97	1.06	1.16	1.26	1.38	1.51	1.64	1.79
3	0.31	0.31	0.35	0.36	0.38	0.4	0.42	0.45	0.47	0.51	0.55	0.59	0.58	0.63	0.68	0.76	0.83	0.85	0.94	1.02	1.11	1.22	1.29	1.4	1.53	1.67	1.82	1.99	2.18	2.38
4	0.34	0.35	0.38	0.4	0.42	0.44	0.47	0.52	0.56	0.6	0.66	0.72	0.71	0.77	0.85	0.93	1.02	1.05	1.14	1.24	1.36	1.48	1.57	1.71	1.86	2.04	2.23	2.45	2.7	2.98
5	0.36	0.37	0.4	0.42	0.45	0.48	0.52	0.58	0.64	0.7	0.77	0.85	0.84	0.91	1.00	1.09	1.18	1.22	1.33	1.45	1.58	1.73	1.82	2	2.19	2.41	2.65	2.92	3.23	3.59
6	0.46	0.47	0.49	0.54	0.59	0.63	0.7	0.72	0.78	0.86	0.95	1.04	0.98	1.07	1.17	1.28	1.39	1.48	1.61	1.76	1.92	2.1	2.23	2.45	2.7	2.98	3.29	3.86	4.29	4.78
7	0.56	0.59	0.62	0.68	0.74	0.8	0.88	0.87	0.97	1.06	1.16	1.28	1.21	1.32	1.44	1.57	1.71	1.87	2.04	2.23	2.44	2.67	2.87	3.15	3.48	3.85	4.28	5	5.58	6.24
8	0.62	0.68	0.67	0.73	0.8	0.87	0.95	0.96	1.04	1.15	1.26	1.37	1.36	1.47	1.61	1.76	1.91	2.09	2.28	2.5	2.73	3	3.31	3.65	4.04	4.48	4.97	5.69	6.36	7.13
9	0.73	0.78	0.75	0.82	0.9	0.98	1.07	1.07	1.17	1.27	1.38	1.51	1.53	1.66	1.81	1.98	2.15	2.35	2.57	2.8	3.08	3.38	3.92	4.33	4.79	5.32	5.93	6.62	7.41	8.31
10	0.8	0.87	0.88	0.95	1.03	1.12	1.23	1.25	1.35	1.48	1.6	1.74	1.77	1.92	2.09	2.27	2.48	2.71	2.96	3.24	3.55	3.9	4.64	5.13	5.68	6.31	7.03	7.86	8.8	9.88
11	1.06	1.14	1.16	1.26	1.36	1.49	1.61	1.61	1.75	1.91	2.07	2.25	2.35	2.56	2.78	3.04	3.31	3.61	3.95	4.32	4.74	5.21	6.53	7.21	7.99	8.89	9.9	10.84	12.15	13.65
12	1.08	1.16	1.18	1.27	1.38	1.5	1.63	1.64	1.78	1.95	2.12	2.31	2.39	2.6	2.83	3.08	3.36	3.85	4.21	4.61	5.06	5.57	6.88	7.6	8.43	9.38	10.47	11.45	12.84	14.42
13	1.13	1.22	1.23	1.33	1.45	1.57	1.71	1.72	1.87	2.04	2.23	2.43	2.5	2.73	2.97	3.24	3.53	4.17	4.56	4.99	5.48	6.03	7.5	8.31	9.22	10.27	11.47	12.56	14.08	15.82
14	1.23	1.32	1.3	1.4	1.53	1.67	1.82	1.83	2	2.18	2.38	2.59	2.66	2.9	3.16	3.44	3.76	4.59	5.02	5.50	6.04	6.65	8.13	9.02	10.03	11.19	12.52	13.7	15.39	17.29
15	1.34	1.45	1.36	1.48	1.61	1.76	1.92	1.99	2.17	2.36	2.58	2.81	2.89	3.14	3.43	3.74	4.08	5.14	5.62	6.18	6.8	7.52	8.99	9.99	11.15	12.46	13.96	14.91	16.76	18.84
16	1.47	1.6	1.5	1.63	1.78	1.94	2.13	2.21	2.41	2.63	2.86	3.12	3.49	3.81	4.15	4.53	4.95	6.03	6.62	7.29	8.06	8.93	10.18	11.36	12.7	14.23	15.97	17.06	19.18	21.57
17	1.55	1.68	1.6	1.76	1.92	2.09	2.29	2.35	2.58	2.81	3.05	3.33	3.84	4.19	4.57	5	5.49	6.71	7.40	8.18	9.08	10.11	11.28	12.62	14.14	15.87	17.83	18.54	20.83	23.39
18	1.7	1.85	1.76	1.93	2.11	2.3	2.51	2.58	2.81	3.07	3.34	3.65	4.21	4.61	5.04	5.54	6.1	7.48	8.29	9.22	10.27	11.48	12.85	14.4	16.17	18.17	20.42	21.22	23.82	26.72
19	1.88	2.04	1.95	2.12	2.31	2.52	2.75	2.82	3.07	3.35	3.65	3.99	4.62	5.07	5.58	6.16	6.81	8.4	9.35	10.44	11.68	13.09	14.69	16.5	18.54	20.83	23.39	24.28	27.22	30.47
20	2.07	2.24	2.14	2.32	2.52	2.75	2.99	3.07	3.35	3.65	3.99	4.38	5.09	5.62	6.21	6.89	7.67	9.5	10.62	11.9	13.36	15	16.86	18.95	21.28	23.89	26.8	27.77	31.05	34.68
21	2.28	2.46	2.47	2.68	2.91	3.15	3.43	3.64	3.98	4.36	4.78	5.27	6.46	7.15	7.95	8.88	9.92	11.11	12.46	13.99	15.72	17.68	19.39	21.78	24.44	27.4	30.67	32.57	36.33	40.55
22	2.45	2.64	2.65	2.86	3.1	3.37	3.67	4.12	4.52	4.97	5.49	6.08	7.11	7.92	8.84	9.90	11.1	12.15	13.65	15.35	17.26	19.38	21.21	23.8	26.66	29.82	33.31	37.13	41.39	46.17
23	2.71	2.92	2.92	3.16	3.44	3.75	4.1	4.62	5.08	5.62	6.23	6.93	8.13	9.09	10.18	11.42	12.83	14.05	15.8	17.75	19.93	22.38	24.43	27.35	30.57	34.12	38.01	42.35	47.22	52.52
24	3.03	3.27	3.27	3.56	3.89	4.25	4.66	5.27	5.83	6.46	7.18	8.01	9.43	10.55	11.83	13.27	14.9	16.31	18.32	20.55	23.04	25.81	28.13	31.42	35.03	39.00	43.43	48.39	53.81	59.72
25	3.45	3.74	3.76	4.1	4.48	4.92	5.41	6.14	6.80	7.55	8.41	9.38	11.03	12.34	13.82	15.48	17.35	18.96	21.25	23.79	26.62	29.74	32.33	36.03	40.09	44.64	49.73	55.3	61.37	68.58
26	3.62	3.93	4.28	4.68	5.14	5.65	6.23	7.26	8.04	8.92	9.92	11.05	12.32	13.75	15.36	17.18	19.2	21.47	23.99	26.79	29.91	33.35	36.17	40.23	44.79	49.89	55.50	61.63	68.71	76.94
27	3.93	4.28	4.68	5.14	5.65	6.23	6.88	8.04	8.92	9.92	11.05	12.32	13.75	15.36	17.18	19.2	21.47	23.99	26.79	29.91	33.35	37.15	40.23	44.79	49.89	55.50	61.63	68.71	76.94	86.19
28	4.28	4.68	5.14	5.65	6.23	6.88	7.61	8.92	9.92	11.05	12.32	13.75	15.36	17.18	19.2	21.47	23.99	26.79	29.91	33.35	37.15	41.32	44.79	49.89	55.50	61.63	68.71	76.94	86.19	96.65
29	4.68	5.14	5.65	6.23	6.88	7.61	8.45	9.92	11.05	12.32	13.75	15.36	17.18	19.2	21.47	23.99	26.79	29.91	33.35	37.15	41.32	46.00	49.89	55.50	61.63	68.71	76.94	86.19	96.65	108.54
30	5.14	5.65	6.23	6.88	7.61	8.45	9.4	11.05	12.32	13.75	15.36	17.18	19.2	21.47	23.99	26.79	29.91	33.35	37.15	41.32	46.00	51.24	55.50	61.63	68.71	76.94	86.19	96.65	108.54	121.62
31	5.34	5.88	7.07	7.83	8.69	9.66	10.76	12	13.38	14.96	16.72	18.69	20.34	22.73	25.38	28.33	31.59	35.19	39.14	43.58	48.55	54.00	58.30	65.00	72.78	81.53	91.43	102.67	115.05	128.80
32	5.88	6.49	7.83	8.69	9.66	10.76	12	13.38	14.96	16.72	18.69	20.91	22.73	25.38	28.33	31.59	35.19	39.14	43.58	48.55	54.00	59.97	65.00	72.78	81.53	91.43	102.67	115.05	128.80	143.98

(B17) 14706-00-00 Final                    120                3/12/2017

RGA Conversion Rates per 1000 -- Male Non-Smoker ALB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
33	6.49	7.19	8.69	9.66	10.76	12	13.38	14.96	16.72	18.69	20.91	23.36	25.38	28.33	31.59	35.19	39.14	43.58	48.55	54.00	59.97	66.85	72.78	81.53	91.43	102.67	115.05	128.80	143.98	159.94
34	7.19	7.98	9.66	10.76	12	13.38	14.96	16.72	18.69	20.91	23.36	26.09	28.33	31.59	35.19	39.14	43.58	48.55	54.00	59.97	66.85	74.86	81.53	91.43	102.67	115.05	128.80	143.98	159.94	176.14
35	7.98	8.87	10.76	12	13.38	14.96	16.72	18.69	20.91	23.36	26.09	29.12	31.59	35.19	39.14	43.58	48.55	54.00	59.97	66.85	74.86	83.86	91.43	102.67	115.05	128.80	143.98	159.94	176.14	191.28
36	8.87	9.89	11.02	12.3	13.74	15.37	17.18	19.21	21.46	23.97	26.76	29.84	33.24	36.97	41.16	45.85	51.00	54.97	61.28	68.62	76.87	86.20	96.81	108.47	121.44	135.75	150.8	171.11	185.82	200.12
37	9.89	11.02	12.3	13.74	15.37	17.18	19.21	21.46	23.97	26.76	29.84	33.24	36.97	41.16	45.85	51.00	56.64	61.28	68.62	76.87	86.20	96.81	108.47	121.44	135.75	150.8	166.07	185.82	200.12	215.04
38	11.02	12.3	13.74	15.37	17.18	19.21	21.46	23.97	26.76	29.84	33.24	36.97	41.16	45.85	51.00	56.64	63.14	68.62	76.87	86.20	96.81	108.47	121.44	135.75	150.8	166.07	180.35	200.12	215.04	230.97
39	12.3	13.74	15.37	17.18	19.21	21.46	23.97	26.76	29.84	33.24	36.97	41.16	45.85	51.00	56.64	63.14	70.70	76.87	86.20	96.81	108.47	121.44	135.75	150.8	166.07	180.35	194.23	215.04	230.97	249.38
40	13.74	15.37	17.18	19.21	21.46	23.97	26.76	29.84	33.24	36.97	41.16	45.85	51.00	56.64	63.14	70.70	79.20	86.20	96.81	108.47	121.44	135.75	150.8	166.07	180.35	194.23	208.72	230.97	249.38	269
41	14.46	16.17	17.52	19.57	21.86	24.4	27.20	30.3	33.7	37.53	41.80	46.50	49.97	55.71	62.39	69.89	78.37	88.01	98.61	110.40	123.41	137.09	156.01	169.42	182.46	196.07	210.59	249.38	269	288.12
42	16.17	18.08	19.57	21.86	24.4	27.20	30.3	33.7	37.53	41.80	46.50	51.64	55.71	62.39	69.89	78.37	88.01	98.61	110.40	123.41	137.09	150.98	169.42	182.46	196.07	210.59	227.38	269	288.12	306.01
43	18.08	20.2	21.86	24.4	27.20	30.3	33.7	37.53	41.80	46.50	51.64	57.57	62.39	69.89	78.37	88.01	98.61	110.40	123.41	137.09	150.98	163.96	182.46	196.07	210.59	227.38	245.26	288.12	306.01	321.95
44	20.2	22.56	24.4	27.20	30.3	33.7	37.53	41.80	46.50	51.64	57.57	64.46	69.89	78.37	88.01	98.61	110.40	123.41	137.09	150.98	163.96	176.57	196.07	210.59	227.38	245.26	262.69	306.01	321.95	335.43
45	22.56	25.18	27.20	30.3	33.7	37.53	41.80	46.50	51.64	57.57	64.46	72.21	78.37	88.01	98.61	110.40	123.41	137.09	150.98	163.96	176.57	189.74	210.59	227.38	245.26	262.69	279.01	321.95	335.43	346.84
46	22.82	25.45	28.35	31.53	35.1	39.11	43.50	46.64	52.00	58.23	65.23	73.14	82.14	92.04	103.04	115.19	127.95	145.94	158.49	170.69	183.42	197	234.71	253.18	271.17	288.01	303.02	365.02	377.45	388.43
47	25.45	28.35	31.53	35.1	39.11	43.50	48.31	52.00	58.23	65.23	73.14	82.14	92.04	103.04	115.19	127.95	140.91	158.49	170.69	183.42	197	212.71	253.18	271.17	288.01	303.02	315.7	377.45	388.43	398.34
48	28.35	31.53	35.1	39.11	43.50	48.31	53.85	58.23	65.23	73.14	82.14	92.04	103.04	115.19	127.95	140.91	153.03	170.69	183.42	197	212.71	229.44	271.17	288.01	303.02	315.7	326.44	388.43	398.34	406.2
49	31.53	35.1	39.11	43.50	48.31	53.85	60.31	65.23	73.14	82.14	92.04	103.04	115.19	127.95	140.91	153.03	164.8	183.42	197	212.71	229.44	245.75	288.01	303.02	315.7	326.44	335.94	398.34	406.2	410.86
50	35.1	39.11	43.50	48.31	53.85	60.31	67.56	73.14	82.14	92.04	103.04	115.19	127.95	140.91	153.03	164.8	177.09	197	212.71	229.44	245.75	261.01	303.02	315.7	326.44	335.94	344.51	406.2	410.86	414.42
51	37.76	42.00	46.64	52.00	58.23	65.23	73.14	79.20	88.75	99.36	111.07	123.38	140.91	153.03	164.8	177.09	190.21	227.38	245.26	262.69	279.01	293.55	355.16	367.25	377.93	387.58	395.22	450.00	450.00	450.00
52	42.00	46.64	52.00	58.23	65.23	73.14	82.14	88.75	99.36	111.07	123.38	135.88	153.03	164.8	177.09	190.21	205.37	245.26	262.69	279.01	293.55	305.83	367.25	377.93	387.58	395.22	399.75	450.00	450.00	450.00
53	46.64	52.00	58.23	65.23	73.14	82.14	92.04	99.36	111.07	123.38	135.88	147.56	164.8	177.09	190.21	205.37	221.53	262.69	279.01	293.55	305.83	316.24	377.93	387.58	395.22	399.75	403.22	450.00	450.00	450.00
54	52.00	58.23	65.23	73.14	82.14	92.04	103.04	111.07	123.38	135.88	147.56	158.92	177.09	190.21	205.37	221.53	237.27	279.01	293.55	305.83	316.24	325.44	387.58	395.22	399.75	403.22	405.00	450.00	450.00	450.00
55	58.23	65.23	73.14	82.14	92.04	103.04	115.19	123.38	135.88	147.56	158.92	170.77	190.21	205.37	221.53	237.27	252.01	293.55	305.83	316.24	325.44	333.75	395.22	399.75	403.22	405.00	405.00	450.00	450.00	450.00
56	62.90	70.53	79.20	88.75	99.36	111.07	123.38	140.91	153.03	164.8	177.09	190.21	220.04	237.35	254.22	270.01	284.08	345.29	357.04	367.43	376.81	384.24	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
57	70.53	79.20	88.75	99.36	111.07	123.38	135.88	153.03	164.8	177.09	190.21	205.37	237.35	254.22	270.01	284.08	295.97	357.04	367.43	376.81	384.24	388.65	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
58	79.20	88.75	99.36	111.07	123.38	135.88	147.56	164.8	177.09	190.21	205.37	221.53	254.22	270.01	284.08	295.97	306.04	367.43	376.81	384.24	388.65	392.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
59	88.75	99.36	111.07	123.38	135.88	147.56	158.92	177.09	190.21	205.37	221.53	237.27	270.01	284.08	295.97	306.04	314.94	376.81	384.24	388.65	392.02	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
60	99.36	111.07	123.38	135.88	147.56	158.92	170.77	190.21	205.37	221.53	237.27	252.01	284.08	295.97	306.04	314.94	322.98	384.24	388.65	392.02	393.75	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00

(B17) 14706-00-00 Final                    121                3/12/2017

RGA Conversion Rates per 1000 -- Male Non-Smoker ALB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
61	111.07	123.38	140.91	153.03	164.8	177.09	190.21	220.04	237.35	254.22	270.01	284.08	345.29	357.04	367.43	376.81	384.24	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
62	123.38	135.88	153.03	164.8	177.09	190.21	205.37	237.35	254.22	270.01	284.08	295.97	357.04	367.43	376.81	384.24	388.65	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
63	135.88	147.56	164.8	177.09	190.21	205.37	221.53	254.22	270.01	284.08	295.97	306.04	367.43	376.81	384.24	388.65	392.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
64	147.56	158.92	177.09	190.21	205.37	221.53	237.27	270.01	284.08	295.97	306.04	314.94	376.81	384.24	388.65	392.02	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
65	158.92	170.77	190.21	205.37	221.53	237.27	252.01	284.08	295.97	306.04	314.94	322.98	384.24	388.65	392.02	393.75	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
66	177.09	190.21	220.04	237.35	254.22	270.01	284.08	345.29	357.04	367.43	376.81	384.24	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
67	190.21	205.37	237.35	254.22	270.01	284.08	295.97	357.04	367.43	376.81	384.24	388.65	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
68	205.37	221.53	254.22	270.01	284.08	295.97	306.04	367.43	376.81	384.24	388.65	392.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
69	221.53	237.27	270.01	284.08	295.97	306.04	314.94	376.81	384.24	388.65	392.02	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
70	237.27	252.01	284.08	295.97	306.04	314.94	322.98	384.24	388.65	392.02	393.75	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
71	270.01	284.08	345.29	357.04	367.43	376.81	384.24	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
72	284.08	295.97	357.04	367.43	376.81	384.24	388.65	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
73	295.97	306.04	367.43	376.81	384.24	388.65	392.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
74	306.04	314.94	376.81	384.24	388.65	392.02	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
75	314.94	322.98	384.24	388.65	392.02	393.75	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
76	376.81	384.24	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
77	384.24	388.65	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
78	388.65	392.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
79	392.02	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
80	393.75	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
81	450	450	450	450	450	450	450.00	450	450	450
82	450	450	450	450	450	450.00	450	450	450
83	450	450	450	450	450.00	450	450	450
84	450	450	450	450.00	450	450	450
85	450	450	450.00	450	450	450
86	450	450	450	450	450
87	450	450	450	450
88	450	450	450
89	450	450
90	450
91
92

(B17) 14706-00-00 Final                    122                3/12/2017

RGA Conversion Rates per 1000 -- Male Non-Smoker ALB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121

(B17) 14706-00-00 Final                    123                3/12/2017

RGA Conversion Rates per 1000 -- Male Non-Smoker ALB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
1	1.27	1.39	1.48	1.63	1.8	1.99	2.22	2.01	2.26	2.54	2.85	3.22	3.62	4.08	4.59	5.15	5.77	6.45	7.19	8.01	8.93	9.93	11.01	12.17	13.44	14.79	16.24	17.79	19.47	21.33
2	1.96	2.15	2.30	2.54	2.81	3.12	3.48	3.16	3.54	3.97	4.45	4.99	5.59	6.26	7.01	7.83	8.73	9.72	10.82	12.04	13.37	14.82	17.63	22.15	27.51	33.88	41.43	46.65	52.44	72.55
3	2.62	2.90	3.11	3.45	3.84	4.28	4.78	4.35	4.87	5.46	6.12	6.86	7.68	8.59	9.59	10.7	11.91	13.25	14.76	16.4	18.18	22.69	30.63	40.14	51.56	65.23	81.31	95.68	106.96	118.81
4	3.29	3.65	3.94	4.39	4.91	5.5	6.16	5.61	6.3	7.07	7.92	8.88	9.93	11.10	12.38	13.79	15.37	17.12	19.04	21.13	25.69	33.38	42.54	53.49	66.54	81.8	95.68	106.96	118.81	130.85
5	3.99	4.46	4.83	5.41	6.06	6.81	7.64	6.97	7.84	8.79	9.87	11.05	12.36	13.81	15.40	17.17	19.16	21.33	23.69	28.31	35.78	44.64	55.18	67.69	82.24	95.68	106.96	118.81	130.85	142.1
6	5.34	5.98	5.98	6.72	7.56	8.5	9.56	9.77	10.98	12.33	13.83	15.49	17.33	19.34	21.59	24.11	26.87	29.89	35.29	43.70	53.62	65.37	79.28	95.35	110.4	123.41	137.09	150.98	163.96	176.57
7	6.99	7.84	7.96	8.95	10.08	11.36	12.78	13.22	14.86	16.69	18.71	20.94	23.40	26.16	29.26	32.65	36.36	42.54	51.87	62.82	75.75	91	108.5	125.12	139.87	155.37	171.11	185.82	200.12	215.04
8	8	9	9.12	10.26	11.57	13.02	14.67	15.59	17.51	19.66	22.03	24.64	27.58	30.88	34.5	38.47	44.72	53.86	64.57	77.18	92	108.89	125.12	139.87	155.37	171.11	185.82	200.12	215.04	230.97
9	9.33	10.5	10.93	12.32	13.88	15.64	17.6	18.73	21.04	23.61	26.43	29.62	33.2	37.13	41.43	47.92	57.19	68.01	80.69	95.58	112.44	128.8	143.98	159.94	176.14	191.28	206	221.37	237.76	256.72
10	11.1	12.49	12.7	14.31	16.12	18.15	20.43	22.96	25.77	28.88	32.38	36.32	40.65	45.41	52.34	62.01	73.26	86.41	101.81	119.18	136.16	152.21	169.08	186.2	202.21	217.77	234.02	251.35	271.39	292.73
11	15.34	17.26	17.46	19.67	22.14	24.93	28.02	31.47	35.28	39.58	44.43	49.75	55.62	63.9	75.26	88.46	103.86	121.85	142.02	161.92	181.01	201.07	221.43	240.47	258.97	278.29	298.9	322.73	348.12	372.86
12	16.21	18.26	18.74	21.08	23.73	26.69	29.98	34.44	38.65	43.4	48.63	54.37	62.32	73.06	85.51	100.01	116.92	135.81	154.56	172.78	191.93	211.37	229.54	247.2	265.64	285.32	308.06	332.29	355.91	378.01
13	17.8	20.04	20.46	23.01	25.88	29.06	32.59	37.52	42.13	47.21	52.79	60.39	70.55	82.29	95.94	111.82	129.52	147.2	164.55	182.79	201.30	218.61	235.43	252.99	271.73	293.39	316.47	338.96	360.01	378.77
14	19.45	21.89	22.22	24.98	28.05	31.45	35.3	41.77	46.8	52.33	59.75	69.58	80.92	94.09	109.4	126.42	143.52	160.44	178.22	196.27	213.14	229.54	246.67	264.94	286.06	308.56	330.49	351.01	369.3	384.75
15	21.19	23.82	24.71	27.73	31.09	34.87	39.13	47.48	53.08	60.5	70.26	81.51	94.56	109.71	126.54	143.52	160.44	178.22	196.27	213.14	229.54	246.67	264.94	286.06	308.56	330.49	351.01	369.3	384.75	397.85
16	24.23	27.21	28.95	32.44	36.37	40.79	45.66	52.38	59.61	69.06	79.93	92.52	107.13	123.37	139.84	156.32	173.65	191.24	207.68	223.66	240.34	258.14	278.72	300.65	322.01	342.01	359.83	374.89	387.65	398.92
17	26.25	29.42	32.06	35.91	40.24	45	50.23	55.48	64.13	74.06	85.56	98.88	113.7	128.8	143.98	159.94	176.14	191.28	206.00	221.37	237.76	256.72	276.91	296.59	315.01	331.42	345.29	357.04	367.43	376.81
18	29.93	33.48	36.45	40.82	45.6	50.85	57.67	64.65	74.51	85.9	99.08	113.76	128.8	143.98	159.94	176.14	191.28	206.00	221.37	237.76	256.72	276.91	296.59	315.01	331.42	345.29	357.04	367.43	376.81	384.24
19	34.05	38.07	41.43	46.25	51.52	58.32	67.09	74.99	86.25	99.29	113.82	128.8	143.98	159.94	176.14	191.28	206.00	221.37	237.76	256.72	276.91	296.59	315.01	331.42	345.29	357.04	367.43	376.81	384.24	388.65
20	38.74	43.28	46.96	52.25	59.04	67.73	77.68	86.66	99.52	113.88	128.8	143.98	159.94	176.14	191.28	206.00	221.37	237.76	256.72	276.91	296.59	315.01	331.42	345.29	357.04	367.43	376.81	384.24	388.65	392.02
21	45.26	50.42	54.58	61.54	70.39	80.49	92.11	99.8	113.98	128.8	143.98	159.94	176.14	191.28	206	221.37	237.76	256.72	276.91	296.59	315.01	331.42	345.29	357.04	367.43	376.81	384.24	388.65	392.02	393.75
22	51.4	57.09	60.85	69.37	79.07	90.21	103.02	117.36	132.48	148.1	164.51	181.17	196.75	211.89	227.69	244.56	264.05	284.82	305.06	324.01	340.89	355.16	367.25	377.93	387.58	395.22	399.75	403.22	405.00	405.00
23	58.29	65.45	70.42	79.97	90.92	103.48	117.52	132.48	148.1	164.51	181.17	196.75	211.89	227.69	244.56	264.05	284.82	305.06	324.01	340.89	355.16	367.25	377.93	387.58	395.22	399.75	403.22	405	405.00	405.00
24	66.89	75.64	81.05	91.77	104.04	117.73	132.48	148.1	164.51	181.17	196.75	211.89	227.69	244.56	264.05	284.82	305.06	324.01	340.89	355.16	367.25	377.93	387.58	395.22	399.75	403.22	405	405	405.00	405.00
25	77.2	86.92	92.82	104.75	118	132.48	148.1	164.51	181.17	196.75	211.89	227.69	244.56	264.05	284.82	305.06	324.01	340.89	355.16	367.25	377.93	387.58	395.22	399.75	403.22	405	405	405	405.00	405.00
26	86.19	96.65	105.61	118.33	132.48	148.10	164.51	191.24	207.68	223.66	240.34	258.14	278.72	300.65	322.01	342.01	359.83	374.89	387.65	398.92	409.11	417.17	421.96	425.62	427.50	427.50	427.50	427.50	427.50	427.50
27	96.65	108.54	118.33	132.48	148.10	164.51	181.17	207.68	223.66	240.34	258.14	278.72	300.65	322.01	342.01	359.83	374.89	387.65	398.92	409.11	417.17	421.96	425.62	427.50	427.50	427.50	427.50	427.50	427.50	427.50
28	108.54	121.62	132.48	148.10	164.51	181.17	196.75	223.66	240.34	258.14	278.72	300.65	322.01	342.01	359.83	374.89	387.65	398.92	409.11	417.17	421.96	425.62	427.50	427.50	427.50	427.50	427.50	427.50	427.50	427.50
29	121.62	136.16	148.10	164.51	181.17	196.75	211.89	240.34	258.14	278.72	300.65	322.01	342.01	359.83	374.89	387.65	398.92	409.11	417.17	421.96	425.62	427.50	427.50	427.50	427.50	427.50	427.50	427.50	427.50	427.50
30	136.16	152.21	164.51	181.17	196.75	211.89	227.69	258.14	278.72	300.65	322.01	342.01	359.83	374.89	387.65	398.92	409.11	417.17	421.96	425.62	427.50	427.50	427.50	427.50	427.50	427.50	427.50	427.50	427.50	427.50
31	143.98	159.94	181.17	196.75	211.89	227.69	244.56	286.06	308.56	330.49	351.01	369.3	384.75	397.85	409.42	419.87	428.15	433.07	436.82	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75
32	159.94	176.14	196.75	211.89	227.69	244.56	264.05	308.56	330.49	351.01	369.3	384.75	397.85	409.42	419.87	428.15	433.07	436.82	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75

(B17) 14706-00-00 Final                    124                3/12/2017

RGA Conversion Rates per 1000 -- Male Non-Smoker ALB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
33	176.14	191.28	211.89	227.69	244.56	264.05	284.82	330.49	351.01	369.3	384.75	397.85	409.42	419.87	428.15	433.07	436.82	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75
34	191.28	206	227.69	244.56	264.05	284.82	305.06	351.01	369.3	384.75	397.85	409.42	419.87	428.15	433.07	436.82	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75
35	206	221.37	244.56	264.05	284.82	305.06	324.01	369.3	384.75	397.85	409.42	419.87	428.15	433.07	436.82	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75
36	215.04	230.97	271.39	292.73	313.54	333.01	350.36	424.22	438.65	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
37	230.97	249.38	292.73	313.54	333.01	350.36	365.02	438.65	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
38	249.38	269	313.54	333.01	350.36	365.02	377.45	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
39	269	288.12	333.01	350.36	365.02	377.45	388.43	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
40	288.12	306.01	350.36	365.02	377.45	388.43	398.34	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
41	306.01	321.95	394.62	408.05	419.92	430.64	439.13	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
42	321.95	335.43	408.05	419.92	430.64	439.13	444.17	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
43	335.43	346.84	419.92	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
44	346.84	356.93	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
45	356.93	366.04	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
46	398.34	406.20	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
47	406.20	410.86	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
48	410.86	414.42	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
49	414.42	416.25	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
50	416.25	416.25	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
51	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
52	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
53	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
54	450.00	450.00	450.00	450.00	450.00	450.00	450.00
55	450.00	450.00	450.00	450.00	450.00	450.00
56	450.00	450.00	450.00	450.00	450.00
57	450.00	450.00	450.00	450.00
58	450.00	450.00	450.00
59	450.00	450.00
60	450.00
(B17) 14706-00-00 Final                    125                3/12/2017

RGA Conversion Rates per 1000 -- Male Non-Smoker ALB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92

(B17) 14706-00-00 Final                    126                3/12/2017

RGA Conversion Rates per 1000 -- Male Non-Smoker ALB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121

(B17) 14706-00-00 Final                    127                3/12/2017

RGA Conversion Rates per 1000 -- Male Smoker ALB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
1	0.44	0.27	0.2	0.16	0.14	0.13	0.12	0.1	0.09	0.09	0.08	0.09	0.13	0.2	0.28	0.36	0.42	0.46	0.71	0.71	0.69	0.66	0.63	0.58	0.53	0.48	0.44	0.4	0.41	0.39	0.36
2	0.27	0.2	0.16	0.14	0.13	0.12	0.1	0.09	0.09	0.08	0.09	0.14	0.21	0.3	0.37	0.43	0.48	0.5	0.72	0.71	0.71	0.66	0.61	0.55	0.5	0.47	0.44	0.43	0.46	0.47	0.49
3	0.2	0.16	0.14	0.13	0.12	0.1	0.09	0.09	0.08	0.09	0.14	0.22	0.31	0.39	0.45	0.51	0.54	0.55	0.75	0.74	0.71	0.66	0.62	0.57	0.52	0.49	0.49	0.48	0.54	0.56	0.59
4	0.16	0.14	0.13	0.12	0.1	0.09	0.09	0.08	0.09	0.14	0.23	0.32	0.41	0.48	0.54	0.57	0.6	0.63	0.77	0.76	0.72	0.68	0.64	0.59	0.55	0.54	0.53	0.54	0.60	0.63	0.66
5	0.14	0.13	0.12	0.1	0.09	0.09	0.08	0.09	0.14	0.24	0.33	0.43	0.5	0.56	0.6	0.63	0.65	0.66	0.78	0.77	0.72	0.68	0.64	0.6	0.59	0.58	0.57	0.57	0.64	0.66	0.69
6	0.16	0.15	0.13	0.12	0.11	0.09	0.12	0.18	0.29	0.42	0.55	0.64	0.74	0.78	0.82	0.85	0.86	0.86	0.98	0.93	0.88	0.84	0.8	0.78	0.76	0.75	0.74	0.72	0.82	0.86	0.93
7	0.18	0.15	0.14	0.13	0.11	0.14	0.21	0.35	0.5	0.66	0.79	0.89	0.96	1.01	1.05	1.08	1.05	1.03	1.14	1.1	1.04	0.99	0.98	0.96	0.95	0.9	0.88	0.9	0.98	1.05	1.13
8	0.15	0.14	0.13	0.11	0.14	0.22	0.36	0.51	0.68	0.83	0.96	1.02	1.07	1.12	1.15	1.11	1.05	1.01	1.17	1.11	1.07	1.06	1.05	1.03	1.01	0.98	0.99	1.02	1.06	1.11	1.19
9	0.14	0.13	0.12	0.14	0.22	0.36	0.52	0.69	0.85	0.98	1.07	1.13	1.18	1.21	1.2	1.13	1.05	1.00	1.2	1.17	1.16	1.14	1.14	1.11	1.08	1.12	1.16	1.2	1.19	1.28	1.38
10	0.12	0.11	0.13	0.21	0.34	0.49	0.65	0.8	0.92	1.03	1.1	1.16	1.19	1.18	1.11	1.04	0.96	0.91	1.18	1.18	1.18	1.18	1.15	1.14	1.19	1.23	1.27	1.32	1.33	1.42	1.53
11	0.12	0.15	0.23	0.39	0.55	0.73	0.89	1.03	1.16	1.27	1.35	1.38	1.38	1.31	1.21	1.11	1.02	0.98	1.40	1.40	1.42	1.43	1.44	1.5	1.54	1.6	1.65	1.73	1.76	1.89	2.05
12	0.13	0.21	0.34	0.49	0.65	0.8	0.92	1.03	1.13	1.21	1.26	1.26	1.2	1.13	1.05	0.97	0.91	0.88	1.34	1.35	1.37	1.4	1.45	1.49	1.56	1.62	1.68	1.76	1.8	1.94	2.12
13	0.2	0.32	0.46	0.61	0.75	0.86	0.97	1.06	1.14	1.2	1.21	1.16	1.09	1.01	0.94	0.89	0.85	0.84	1.33	1.36	1.4	1.45	1.51	1.56	1.64	1.7	1.77	1.87	1.93	2.07	2.23
14	0.3	0.43	0.57	0.7	0.81	0.9	0.99	1.06	1.12	1.14	1.11	1.04	0.98	0.9	0.86	0.83	0.81	0.80	1.32	1.37	1.42	1.47	1.54	1.61	1.69	1.76	1.84	1.96	2.1	2.26	2.45
15	0.42	0.56	0.68	0.79	0.88	0.97	1.04	1.09	1.11	1.09	1.04	0.98	0.9	0.86	0.83	0.81	0.80	0.79	1.38	1.43	1.49	1.56	1.64	1.72	1.81	1.89	1.97	2.1	2.3	2.48	2.71
16	0.58	0.72	0.83	0.92	1.01	1.09	1.14	1.17	1.14	1.1	1.05	0.97	0.91	0.88	0.87	0.86	0.85	0.86	1.54	1.61	1.68	1.77	1.85	1.95	2.06	2.16	2.28	2.42	2.54	2.75	3
17	0.72	0.83	0.92	1.01	1.09	1.14	1.17	1.14	1.1	1.06	0.99	0.94	0.9	0.89	0.88	0.87	0.87	0.89	1.65	1.74	1.82	1.91	2.01	2.12	2.22	2.34	2.49	2.66	2.68	2.9	3.16
18	0.83	0.92	1.01	1.09	1.14	1.17	1.14	1.1	1.06	1	0.96	0.92	0.91	0.90	0.89	0.89	0.91	0.94	1.78	1.88	1.98	2.08	2.2	2.32	2.44	2.59	2.75	2.95	2.96	3.23	3.53
19	0.92	1.01	1.09	1.14	1.17	1.14	1.1	1.06	1	0.97	0.95	0.92	0.91	0.91	0.91	0.94	0.97	0.98	1.93	2.04	2.16	2.28	2.4	2.53	2.67	2.83	3.04	3.28	3.31	3.6	3.92
20	1.01	1.09	1.14	1.17	1.14	1.1	1.06	1	0.97	0.96	0.95	0.94	0.94	0.94	0.96	0.99	1.02	1.06	2.1	2.22	2.35	2.49	2.64	2.79	2.94	3.15	3.39	3.66	3.69	4	4.36
21	1.16	1.22	1.25	1.22	1.18	1.13	1.07	1.03	1.02	1.01	1.02	1.01	1.03	1.06	1.08	1.13	1.18	1.21	2.47	2.62	2.77	2.95	3.14	3.35	3.53	3.75	4.04	4.37	4.13	4.48	4.85
22	1.12	1.14	1.12	1.08	1.03	0.98	0.95	0.94	0.92	0.94	0.95	0.96	0.98	1.02	1.06	1.11	1.15	1.21	2.49	2.67	2.84	3.03	3.24	3.41	3.6	3.85	4.16	4.49	4.52	4.88	5.27
23	1.14	1.12	1.08	1.03	0.98	0.95	0.94	0.92	0.94	0.96	0.98	1	1.04	1.09	1.13	1.18	1.25	1.32	2.75	2.95	3.16	3.4	3.62	3.83	4.05	4.33	4.68	5.04	5.05	5.43	5.86
24	1.12	1.08	1.03	0.98	0.95	0.94	0.92	0.94	0.96	0.98	1.01	1.05	1.11	1.16	1.21	1.28	1.34	1.43	3.06	3.3	3.55	3.79	4.04	4.3	4.58	4.89	5.26	5.64	5.65	6.07	6.54
25	1.08	1.03	0.98	0.95	0.94	0.92	0.94	0.96	0.98	1.02	1.06	1.12	1.18	1.25	1.31	1.39	1.46	1.57	3.44	3.72	3.99	4.27	4.56	4.85	5.18	5.55	5.96	6.4	6.4	6.89	7.43
26	0.94	0.89	0.86	0.85	0.84	0.85	0.87	0.89	0.93	0.97	1.02	1.08	1.14	1.21	1.29	1.37	1.44	1.54	3.51	3.78	4.06	4.35	4.67	5	5.37	5.76	6.19	6.67	6.63	7.17	7.79
27	0.89	0.86	0.85	0.84	0.85	0.87	0.89	0.93	0.97	1.02	1.08	1.14	1.21	1.29	1.37	1.44	1.54	3.51	3.78	4.06	4.35	4.67	5	5.37	5.76	6.19	6.67	7.19	7.17	7.79	8.46
28	0.86	0.85	0.84	0.85	0.87	0.89	0.93	0.97	1.02	1.08	1.14	1.21	1.29	1.37	1.44	1.54	3.51	3.78	4.06	4.35	4.67	5	5.37	5.76	6.19	6.67	7.19	7.77	7.79	8.46	9.23
29	0.85	0.84	0.85	0.87	0.89	0.93	0.97	1.02	1.08	1.14	1.21	1.29	1.37	1.44	1.54	3.51	3.78	4.06	4.35	4.67	5	5.37	5.76	6.19	6.67	7.19	7.77	8.43	8.46	9.23	10.08
30	0.84	0.85	0.87	0.89	0.93	0.97	1.02	1.08	1.14	1.21	1.29	1.37	1.44	1.54	3.51	3.78	4.06	4.35	4.67	5	5.37	5.76	6.19	6.67	7.19	7.77	8.43	9.17	9.23	10.08	11.06
31	0.76	0.78	0.8	0.83	0.87	0.92	0.97	1.02	1.09	1.16	1.23	1.3	1.38	3.15	3.4	3.64	3.9	4.19	4.49	4.82	5.17	5.56	5.99	6.45	6.97	7.57	8.23	8.97	9.52	10.45	11.5
32	0.78	0.8	0.83	0.87	0.92	0.97	1.02	1.09	1.16	1.23	1.3	1.38	3.15	3.4	3.64	3.9	4.19	4.49	4.82	5.17	5.56	5.99	6.45	6.97	7.57	8.23	8.97	9.8	10.45	11.5	12.7

(B17) 14706-00-00 Final                    128                3/12/2017

RGA Conversion Rates per 1000 -- Male Smoker ALB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
33	0.8	0.83	0.87	0.92	0.97	1.02	1.09	1.16	1.23	1.3	1.38	3.15	3.4	3.64	3.9	4.19	4.49	4.82	5.17	5.56	5.99	6.45	6.97	7.57	8.23	8.97	9.8	10.75	11.5	12.7	14.05
34	0.83	0.87	0.92	0.97	1.02	1.09	1.16	1.23	1.3	1.38	3.15	3.4	3.64	3.9	4.19	4.49	4.82	5.17	5.56	5.99	6.45	6.97	7.57	8.23	8.97	9.8	10.75	11.84	12.7	14.05	15.57
35	0.87	0.92	0.97	1.02	1.09	1.16	1.23	1.3	1.38	3.15	3.4	3.64	3.9	4.19	4.49	4.82	5.17	5.56	5.99	6.45	6.97	7.57	8.23	8.97	9.8	10.75	11.84	13.07	14.05	15.57	17.28
36	0.84	0.89	0.94	0.99	1.06	1.12	1.18	1.26	2.88	3.10	3.33	3.57	3.83	4.1	4.41	4.73	5.08	5.47	5.9	6.38	6.92	7.52	8.2	8.96	9.83	10.82	11.95	13.22	15.57	17.28	19.18
37	0.89	0.94	0.99	1.06	1.12	1.18	1.26	2.88	3.10	3.33	3.57	3.83	4.1	4.41	4.73	5.08	5.47	5.9	6.38	6.92	7.52	8.2	8.96	9.83	10.82	11.95	13.22	14.66	17.28	19.18	21.31
38	0.94	0.99	1.06	1.12	1.18	1.26	2.88	3.10	3.33	3.57	3.83	4.1	4.41	4.73	5.08	5.47	5.9	6.38	6.92	7.52	8.2	8.96	9.83	10.82	11.95	13.22	14.66	16.26	19.18	21.31	23.66
39	0.99	1.06	1.12	1.18	1.26	2.88	3.10	3.33	3.57	3.83	4.1	4.41	4.73	5.08	5.47	5.9	6.38	6.92	7.52	8.2	8.96	9.83	10.82	11.95	13.22	14.66	16.26	18.06	21.31	23.66	26.23
40	1.06	1.12	1.18	1.26	2.88	3.10	3.33	3.57	3.83	4.1	4.41	4.73	5.08	5.47	5.9	6.38	6.92	7.52	8.2	8.96	9.83	10.82	11.95	13.22	14.66	16.26	18.06	20.06	23.66	26.23	29.04
41	1.12	1.18	1.26	2.88	3.10	3.33	3.57	3.83	4.1	4.41	4.73	5.08	5.47	5.9	6.38	6.92	7.52	8.2	8.96	9.83	10.82	11.95	13.22	14.66	16.26	18.06	20.06	22.27	24.69	27.33	30.19
42	1.18	1.26	2.88	3.10	3.33	3.57	3.83	4.1	4.41	4.73	5.08	5.47	5.9	6.38	6.92	7.52	8.2	8.96	9.83	10.82	11.95	13.22	14.66	16.26	18.06	20.06	22.27	24.69	27.33	30.19	33.26
43	1.26	2.88	3.10	3.33	3.57	3.83	4.1	4.41	4.73	5.08	5.47	5.9	6.38	6.92	7.52	8.2	8.96	9.83	10.82	11.95	13.22	14.66	16.26	18.06	20.06	22.27	24.69	27.33	30.19	33.26	36.54
44	2.88	3.10	3.33	3.57	3.83	4.1	4.41	4.73	5.08	5.47	5.9	6.38	6.92	7.52	8.2	8.96	9.83	10.82	11.95	13.22	14.66	16.26	18.06	20.06	22.27	24.69	27.33	30.19	33.26	36.54	40.04
45	3.10	3.33	3.57	3.83	4.1	4.41	4.73	5.08	5.47	5.9	6.38	6.92	7.52	8.2	8.96	9.83	10.82	11.95	13.22	14.66	16.26	18.06	20.06	22.27	24.69	27.33	30.19	33.26	36.54	40.04	43.75
46	3.12	3.35	3.59	3.85	4.13	4.43	4.76	5.13	5.53	5.98	6.49	7.05	7.69	8.4	9.22	10.15	11.21	12.4	13.74	15.25	16.93	18.8	20.88	23.15	25.62	28.31	31.19	34.26	36.29	39.65	43.2
47	3.35	3.59	3.85	4.13	4.43	4.76	5.13	5.53	5.98	6.49	7.05	7.69	8.4	9.22	10.15	11.21	12.4	13.74	15.25	16.93	18.8	20.88	23.15	25.62	28.31	31.19	34.26	37.54	39.65	43.2	46.94
48	3.59	3.85	4.13	4.43	4.76	5.13	5.53	5.98	6.49	7.05	7.69	8.4	9.22	10.15	11.21	12.4	13.74	15.25	16.93	18.8	20.88	23.15	25.62	28.31	31.19	34.26	37.54	41.02	43.2	46.94	50.89
49	3.85	4.13	4.43	4.76	5.13	5.53	5.98	6.49	7.05	7.69	8.4	9.22	10.15	11.21	12.4	13.74	15.25	16.93	18.8	20.88	23.15	25.62	28.31	31.19	34.26	37.54	41.02	44.69	46.94	50.89	55.03
50	4.13	4.43	4.76	5.13	5.53	5.98	6.49	7.05	7.69	8.4	9.22	10.15	11.21	12.4	13.74	15.25	16.93	18.8	20.88	23.15	25.62	28.31	31.19	34.26	37.54	41.02	44.69	48.56	50.89	55.03	59.38
51	4.14	4.45	4.79	5.16	5.58	6.06	6.58	7.18	7.84	8.60	9.47	10.46	11.57	12.82	14.23	15.8	17.55	19.49	21.6	23.91	26.42	29.11	31.98	35.04	38.28	41.71	45.33	49.13	53.14	57.34	61.91
52	4.45	4.79	5.16	5.58	6.06	6.58	7.18	7.84	8.60	9.47	10.46	11.57	12.82	14.23	15.8	17.55	19.49	21.6	23.91	26.42	29.11	31.98	35.04	38.28	41.71	45.33	49.13	53.14	57.34	61.91	66.91
53	4.79	5.16	5.58	6.06	6.58	7.18	7.84	8.60	9.47	10.46	11.57	12.82	14.23	15.8	17.55	19.49	21.6	23.91	26.42	29.11	31.98	35.04	38.28	41.71	45.33	49.13	53.14	57.34	61.91	66.91	72.2
54	5.16	5.58	6.06	6.58	7.18	7.84	8.60	9.47	10.46	11.57	12.82	14.23	15.8	17.55	19.49	21.6	23.91	26.42	29.11	31.98	35.04	38.28	41.71	45.33	49.13	53.14	57.34	61.91	66.91	72.2	77.8
55	5.58	6.06	6.58	7.18	7.84	8.60	9.47	10.46	11.57	12.82	14.23	15.8	17.55	19.49	21.6	23.91	26.42	29.11	31.98	35.04	38.28	41.71	45.33	49.13	53.14	57.34	61.91	66.91	72.2	77.8	84.2
56	6.06	6.58	7.18	7.84	8.60	9.47	10.46	11.57	12.82	14.23	15.8	17.55	19.49	21.6	23.91	26.42	29.11	31.98	35.04	38.28	41.71	45.33	49.13	53.14	57.34	61.91	66.91	72.2	75.02	81.19	88.37
57	6.58	7.18	7.84	8.60	9.47	10.46	11.57	12.82	14.23	15.8	17.55	19.49	21.6	23.91	26.42	29.11	31.98	35.04	38.28	41.71	45.33	49.13	53.14	57.34	61.91	66.91	72.2	77.8	81.19	88.37	96.32
58	7.18	7.84	8.60	9.47	10.46	11.57	12.82	14.23	15.8	17.55	19.49	21.6	23.91	26.42	29.11	31.98	35.04	38.28	41.71	45.33	49.13	53.14	57.34	61.91	66.91	72.2	77.8	84.2	88.37	96.32	105.19
59	7.84	8.60	9.47	10.46	11.57	12.82	14.23	15.8	17.55	19.49	21.6	23.91	26.42	29.11	31.98	35.04	38.28	41.71	45.33	49.13	53.14	57.34	61.91	66.91	72.2	77.8	84.2	91.64	96.32	105.19	115.16
60	8.60	9.47	10.46	11.57	12.82	14.23	15.8	17.55	19.49	21.6	23.91	26.42	29.11	31.98	35.04	38.28	41.71	45.33	49.13	53.14	57.34	61.91	66.91	72.2	77.8	84.2	91.64	99.88	105.19	115.16	125.95

(B17) 14706-00-00 Final                    129                3/12/2017

RGA Conversion Rates per 1000 -- Male Smoker ALB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
61	9.13	10.08	11.16	12.37	13.72	15.23	16.92	18.79	20.83	23.06	25.47	28.07	30.83	33.78	36.92	40.22	43.71	47.38	51.24	55.29	59.7	64.52	69.62	75.02	81.19	88.37	96.32	105.19	115.16	125.95	137.77
62	10.08	11.16	12.37	13.72	15.23	16.92	18.79	20.83	23.06	25.47	28.07	30.83	33.78	36.92	40.22	43.71	47.38	51.24	55.29	59.7	64.52	69.62	75.02	81.19	88.37	96.32	105.19	115.16	125.95	137.77	150.65
63	11.16	12.37	13.72	15.23	16.92	18.79	20.83	23.06	25.47	28.07	30.83	33.78	36.92	40.22	43.71	47.38	51.24	55.29	59.7	64.52	69.62	75.02	81.19	88.37	96.32	105.19	115.16	125.95	137.77	150.65	163.86
64	12.37	13.72	15.23	16.92	18.79	20.83	23.06	25.47	28.07	30.83	33.78	36.92	40.22	43.71	47.38	51.24	55.29	59.7	64.52	69.62	75.02	81.19	88.37	96.32	105.19	115.16	125.95	137.77	150.65	163.86	176.85
65	13.72	15.23	16.92	18.79	20.83	23.06	25.47	28.07	30.83	33.78	36.92	40.22	43.71	47.38	51.24	55.29	59.7	64.52	69.62	75.02	81.19	88.37	96.32	105.19	115.16	125.95	137.77	150.65	163.86	176.85	188.3
66	15.23	16.92	18.79	20.83	23.06	25.47	28.07	30.83	33.78	36.92	40.22	43.71	47.38	51.24	55.29	59.7	64.52	69.62	75.02	81.19	88.37	96.32	105.19	115.16	125.95	137.77	150.65	163.86	183.4	195.28	206.21
67	16.92	18.79	20.83	23.06	25.47	28.07	30.83	33.78	36.92	40.22	43.71	47.38	51.24	55.29	59.7	64.52	69.62	75.02	81.19	88.37	96.32	105.19	115.16	125.95	137.77	150.65	163.86	176.85	195.28	206.21	217.31
68	18.79	20.83	23.06	25.47	28.07	30.83	33.78	36.92	40.22	43.71	47.38	51.24	55.29	59.7	64.52	69.62	75.02	81.19	88.37	96.32	105.19	115.16	125.95	137.77	150.65	163.86	176.85	188.3	206.21	217.31	228.84
69	20.83	23.06	25.47	28.07	30.83	33.78	36.92	40.22	43.71	47.38	51.24	55.29	59.7	64.52	69.62	75.02	81.19	88.37	96.32	105.19	115.16	125.95	137.77	150.65	163.86	176.85	188.3	198.84	217.31	228.84	242.18
70	23.06	25.47	28.07	30.83	33.78	36.92	40.22	43.71	47.38	51.24	55.29	59.7	64.52	69.62	75.02	81.19	88.37	96.32	105.19	115.16	125.95	137.77	150.65	163.86	176.85	188.3	198.84	209.55	228.84	242.18	256.01
71	26.42	29.11	31.98	35.04	38.28	41.71	45.33	49.13	53.14	57.34	61.91	66.91	72.2	77.8	84.2	91.64	99.88	109.09	119.43	130.61	142.87	156.23	169.93	183.4	195.28	206.21	217.31	228.84	259.48	274.3	287.61
72	29.11	31.98	35.04	38.28	41.71	45.33	49.13	53.14	57.34	61.91	66.91	72.2	77.8	84.2	91.64	99.88	109.09	119.43	130.61	142.87	156.23	169.93	183.4	195.28	206.21	217.31	228.84	242.18	274.3	287.61	298.49
73	31.98	35.04	38.28	41.71	45.33	49.13	53.14	57.34	61.91	66.91	72.2	77.8	84.2	91.64	99.88	109.09	119.43	130.61	142.87	156.23	169.93	183.4	195.28	206.21	217.31	228.84	242.18	256.01	287.61	298.49	306.41
74	35.04	38.28	41.71	45.33	49.13	53.14	57.34	61.91	66.91	72.2	77.8	84.2	91.64	99.88	109.09	119.43	130.61	142.87	156.23	169.93	183.4	195.28	206.21	217.31	228.84	242.18	256.01	268.44	298.49	306.41	310.85
75	38.28	41.71	45.33	49.13	53.14	57.34	61.91	66.91	72.2	77.8	84.2	91.64	99.88	109.09	119.43	130.61	142.87	156.23	169.93	183.4	195.28	206.21	217.31	228.84	242.18	256.01	268.44	278.59	306.41	310.85	313.31
76	44.69	48.56	52.64	56.93	61.43	66.33	71.69	77.36	83.36	90.21	98.19	107.02	116.88	127.96	139.94	153.08	167.39	182.07	196.5	209.23	220.94	232.83	245.18	259.48	274.3	287.61	298.49	306.41	362.66	365.52	369.83
77	48.56	52.64	56.93	61.43	66.33	71.69	77.36	83.36	90.21	98.19	107.02	116.88	127.96	139.94	153.08	167.39	182.07	196.5	209.23	220.94	232.83	245.18	259.48	274.3	287.61	298.49	306.41	310.85	365.52	369.83	376.81
78	52.64	56.93	61.43	66.33	71.69	77.36	83.36	90.21	98.19	107.02	116.88	127.96	139.94	153.08	167.39	182.07	196.5	209.23	220.94	232.83	245.18	259.48	274.3	287.61	298.49	306.41	310.85	313.31	369.83	376.81	384.24
79	56.93	61.43	66.33	71.69	77.36	83.36	90.21	98.19	107.02	116.88	127.96	139.94	153.08	167.39	182.07	196.5	209.23	220.94	232.83	245.18	259.48	274.3	287.61	298.49	306.41	310.85	313.31	317	376.81	384.24	388.65
80	61.43	66.33	71.69	77.36	83.36	90.21	98.19	107.02	116.88	127.96	139.94	153.08	167.39	182.07	196.5	209.23	220.94	232.83	245.18	259.48	274.3	287.61	298.49	306.41	310.85	313.31	317	322.98	384.24	388.65	392.02
81	77.39	83.63	90.25	97.25	105.25	114.56	124.85	136.36	149.28	163.27	178.59	195.29	212.42	229.25	244.1	257.76	271.64	286.05	302.72	320.01	335.55	348.24	357.48	362.66	365.52	369.83	376.81	384.24	450.00	450.00	450.00
82	83.63	90.25	97.25	105.25	114.56	124.85	136.36	149.28	163.27	178.59	195.29	212.42	229.25	244.1	257.76	271.64	286.05	302.72	320.01	335.55	348.24	357.48	362.66	365.52	369.83	376.81	384.24	388.65	450.00	450.00	450.00
83	90.25	97.25	105.25	114.56	124.85	136.36	149.28	163.27	178.59	195.29	212.42	229.25	244.1	257.76	271.64	286.05	302.72	320.01	335.55	348.24	357.48	362.66	365.52	369.83	376.81	384.24	388.65	392.02	450.00	450.00	450.00
84	97.25	105.25	114.56	124.85	136.36	149.28	163.27	178.59	195.29	212.42	229.25	244.1	257.76	271.64	286.05	302.72	320.01	335.55	348.24	357.48	362.66	365.52	369.83	376.81	384.24	388.65	392.02	393.75	450.00	450.00	450.00
85	105.25	114.56	124.85	136.36	149.28	163.27	178.59	195.29	212.42	229.25	244.1	257.76	271.64	286.05	302.72	320.01	335.55	348.24	357.48	362.66	365.52	369.83	376.81	384.24	388.65	392.02	393.75	393.75	450.00	450.00	450.00
86	137.47	149.82	163.63	179.14	195.92	214.31	234.35	254.9	275.1	292.92	309.31	325.96	343.26	363.27	384.02	402.65	417.89	428.98	435.19	438.63	443.79	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
87	149.82	163.63	179.14	195.92	214.31	234.35	254.9	275.1	292.92	309.31	325.96	343.26	363.27	384.02	402.65	417.89	428.98	435.19	438.63	443.79	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
88	163.63	179.14	195.92	214.31	234.35	254.9	275.1	292.92	309.31	325.96	343.26	363.27	384.02	402.65	417.89	428.98	435.19	438.63	443.79	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
89	179.14	195.92	214.31	234.35	254.9	275.1	292.92	309.31	325.96	343.26	363.27	384.02	402.65	417.89	428.98	435.19	438.63	443.79	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
90	195.92	214.31	234.35	254.9	275.1	292.92	309.31	325.96	343.26	363.27	384.02	402.65	417.89	428.98	435.19	438.63	443.79	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
91	224.51	245.51	267.04	288.2	306.87	324.04	341.48	359.6	380.57	402.3	421.83	437.79	449.41	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
92	245.51	267.04	288.2	306.87	324.04	341.48	359.6	380.57	402.3	421.83	437.79	449.41	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
(B17) 14706-00-00 Final                    130                3/12/2017

RGA Conversion Rates per 1000 -- Male Smoker ALB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
93	267.04	288.2	306.87	324.04	341.48	359.6	380.57	402.3	421.83	437.79	449.41	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
94	288.2	306.87	324.04	341.48	359.6	380.57	402.3	421.83	437.79	449.41	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
95	306.87	324.04	341.48	359.6	380.57	402.3	421.83	437.79	449.41	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
96	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
97	310.44	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
98	326.91	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
99	345.97	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
100	365.73	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
101	383.48	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
102	397.99	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
103	408.55	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
104	414.47	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
105	417.74	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
106	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
107	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
108	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
109	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
110	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
111	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
112	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
113	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
114	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
115	450.00	450.00	450.00	450.00	450.00	450.00	450.00
116	450.00	450.00	450.00	450.00	450.00	450.00
117	450.00	450.00	450.00	450.00	450.00
118	450.00	450.00	450.00	450.00
119	450.00	450.00	450.00
120	450.00	450.00
121	450.00

(B17) 14706-00-00 Final                    131                3/12/2017

RGA Conversion Rates per 1000 -- Male Smoker ALB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
1	0.36	0.39	0.43	0.47	0.54	0.59	0.64	0.73	0.8	0.85	0.91	0.96	0.92	0.97	1.03	1.11	1.21	1.24	1.35	1.48	1.64	1.82	1.97	2.19	2.43	2.71	2.99	3.3	3.64	4.01
2	0.53	0.57	0.65	0.72	0.79	0.86	0.93	1.02	1.1	1.18	1.26	1.35	1.31	1.43	1.58	1.73	1.91	1.99	2.18	2.41	2.68	2.95	3.14	3.46	3.8	4.17	4.57	5.02	5.5	6.01
3	0.64	0.68	0.79	0.85	0.91	0.98	1.06	1.17	1.26	1.38	1.51	1.66	1.65	1.82	2.02	2.24	2.48	2.59	2.87	3.18	3.5	3.85	4.12	4.5	4.94	5.43	5.95	6.53	7.15	7.84
4	0.69	0.75	0.85	0.91	0.98	1.06	1.15	1.29	1.42	1.57	1.74	1.95	1.96	2.17	2.41	2.69	2.99	3.13	3.46	3.83	4.22	4.66	4.97	5.47	6.01	6.6	7.24	7.94	8.72	9.57
5	0.75	0.8	0.91	0.98	1.06	1.15	1.26	1.42	1.58	1.78	2	2.24	2.25	2.51	2.81	3.12	3.47	3.64	4.03	4.45	4.92	5.44	5.82	6.39	7.04	7.76	8.52	9.35	10.25	11.25
6	1	1.07	1.16	1.25	1.36	1.48	1.64	1.72	1.94	2.17	2.44	2.76	2.65	2.96	3.29	3.67	4.09	4.42	4.9	5.43	6	6.62	7.1	7.82	8.61	9.46	10.4	12.07	13.26	14.54
7	1.21	1.31	1.39	1.5	1.66	1.85	2.07	2.1	2.37	2.68	3.01	3.38	3.29	3.67	4.1	4.56	5.06	5.61	6.21	6.87	7.59	8.38	9.01	9.92	10.91	12.01	13.2	15.22	16.7	18.32
8	1.29	1.42	1.43	1.6	1.79	2.01	2.26	2.31	2.59	2.92	3.27	3.66	3.7	4.11	4.59	5.1	5.64	6.25	6.9	7.61	8.39	9.25	10.18	11.2	12.32	13.53	14.86	16.73	18.35	20.11
9	1.49	1.65	1.64	1.82	2.05	2.28	2.55	2.61	2.92	3.26	3.63	4.04	4.17	4.63	5.12	5.68	6.26	6.91	7.61	8.38	9.22	10.14	11.73	12.89	14.15	15.52	17.04	18.7	20.51	22.47
10	1.68	1.86	1.91	2.12	2.37	2.64	2.96	3.06	3.4	3.78	4.19	4.65	4.78	5.28	5.82	6.41	7.08	7.79	8.56	9.4	10.32	11.31	13.39	14.69	16.11	17.68	19.41	21.30	23.37	25.64
11	2.24	2.48	2.59	2.85	3.16	3.5	3.89	3.97	4.38	4.85	5.37	5.93	6.26	6.9	7.59	8.33	9.14	10.03	11.01	12.07	13.23	14.51	18.09	19.83	21.75	23.89	26.24	28.22	31	34.04
12	2.3	2.54	2.62	2.89	3.19	3.53	3.92	4.02	4.44	4.9	5.4	5.95	6.22	6.82	7.47	8.19	8.97	10.33	11.32	12.4	13.58	14.88	18.31	20.09	22.07	24.27	26.69	28.72	31.58	34.7
13	2.45	2.7	2.76	3.04	3.35	3.71	4.09	4.17	4.59	5.06	5.57	6.11	6.34	6.93	7.6	8.33	9.1	10.77	11.8	12.93	14.17	15.53	19.26	21.18	23.31	25.69	28.28	30.44	33.52	36.87
14	2.68	2.93	2.93	3.22	3.55	3.92	4.32	4.37	4.82	5.29	5.8	6.35	6.55	7.18	7.86	8.59	9.39	11.5	12.6	13.80	15.14	16.64	20.27	22.33	24.63	27.17	29.99	32.28	35.56	39.12
15	2.97	3.25	3.07	3.39	3.73	4.1	4.5	4.68	5.15	5.64	6.17	6.75	6.97	7.63	8.34	9.12	9.98	12.6	13.80	15.14	16.67	18.4	21.9	24.19	26.73	29.54	32.62	34.23	37.71	41.46
16	3.28	3.59	3.39	3.73	4.1	4.5	4.95	5.15	5.64	6.17	6.75	7.39	8.33	9.1	9.95	10.89	11.93	14.54	15.98	17.61	19.45	21.5	24.37	26.99	29.86	33.01	36.45	38.23	42.06	46.17
17	3.45	3.79	3.65	4.01	4.4	4.82	5.29	5.47	5.99	6.55	7.18	7.86	9.1	9.95	10.89	11.93	13.1	16.04	17.72	19.6	21.69	24.05	26.65	29.51	32.65	36.08	39.8	40.52	44.47	48.7
18	3.84	4.19	4.03	4.42	4.85	5.3	5.8	5.99	6.55	7.18	7.86	8.59	9.95	10.89	11.94	13.15	14.54	17.86	19.8	21.96	24.37	27.04	29.97	33.18	36.68	40.46	44.52	45.2	49.48	54.02
19	4.26	4.66	4.47	4.89	5.34	5.82	6.35	6.55	7.18	7.86	8.59	9.39	10.91	12.02	13.27	14.68	16.27	20.07	22.29	24.76	27.5	30.51	33.81	37.38	41.22	45.34	49.74	50.32	54.89	59.71
20	4.74	5.16	4.94	5.38	5.85	6.38	6.96	7.18	7.86	8.59	9.43	10.38	12.12	13.41	14.87	16.52	18.37	22.71	25.24	28.06	31.16	34.53	38.17	42.08	46.26	50.7	55.42	55.87	60.72	65.81
21	5.27	5.71	5.75	6.25	6.8	7.39	8.07	8.58	9.42	10.35	11.41	12.62	15.49	17.22	19.16	21.33	23.77	26.47	29.44	32.69	36.21	40.04	43.06	47.30	51.8	56.57	61.6	63.53	68.77	74.48
22	5.69	6.16	6.18	6.71	7.29	7.95	8.7	9.79	10.77	11.9	13.19	14.64	17.15	19.12	21.32	23.77	26.48	28.73	31.92	35.37	39.08	43.04	46.03	50.37	54.96	59.78	64.83	70.13	75.87	82.09
23	6.32	6.84	6.85	7.44	8.11	8.87	9.74	11.02	12.18	13.51	15.01	16.73	19.64	21.91	24.46	27.27	30.34	32.85	36.38	40.16	44.21	48.51	51.68	56.32	61.19	66.31	71.69	77.49	83.76	90.41
24	7.06	7.64	7.66	8.35	9.13	10.02	11.04	12.56	13.93	15.49	17.26	19.26	22.64	25.26	28.15	31.32	34.76	37.51	41.39	45.52	49.89	54.51	57.86	62.81	68	73.45	79.33	85.74	92.49	99.62
25	8.05	8.74	8.81	9.63	10.57	11.66	12.89	14.67	16.30	18.15	20.21	22.52	26.40	29.37	32.61	36.12	39.9	42.85	47.06	51.51	56.22	61.17	64.65	69.96	75.53	81.55	88.11	95.06	102.38	111.05
26	8.46	9.23	10.08	11.06	12.18	13.45	14.88	17.4	19.31	21.44	23.82	26.45	29.32	32.45	35.85	39.5	43.4	47.55	51.96	56.6	61.51	66.68	70.22	75.77	81.81	88.41	95.40	102.80	111.26	121.10
27	9.23	10.08	11.06	12.18	13.45	14.88	16.49	19.31	21.44	23.82	26.45	29.32	32.45	35.85	39.5	43.4	47.55	51.96	56.6	61.51	66.68	72.11	75.77	81.81	88.41	95.40	102.80	111.26	121.10	131.99
28	10.08	11.06	12.18	13.45	14.88	16.49	18.3	21.44	23.82	26.45	29.32	32.45	35.85	39.5	43.4	47.55	51.96	56.6	61.51	66.68	72.11	77.81	81.81	88.41	95.40	102.80	111.26	121.10	131.99	144.15
29	11.06	12.18	13.45	14.88	16.49	18.3	20.31	23.82	26.45	29.32	32.45	35.85	39.5	43.4	47.55	51.96	56.6	61.51	66.68	72.11	77.81	84.02	88.41	95.40	102.80	111.26	121.10	131.99	144.15	157.81
30	12.18	13.45	14.88	16.49	18.3	20.31	22.56	26.45	29.32	32.45	35.85	39.5	43.4	47.55	51.96	56.6	61.51	66.68	72.11	77.81	84.02	90.80	95.40	102.80	111.26	121.10	131.99	144.15	157.81	172.60
31	12.7	14.05	16.95	18.81	20.88	23.19	25.75	28.55	31.6	34.91	38.46	42.25	45.05	49.22	53.62	58.28	63.17	68.32	73.72	79.60	86.02	92.83	97.25	105.25	114.56	124.85	136.36	149.28	163.27	178.59
32	14.05	15.57	18.81	20.88	23.19	25.75	28.55	31.6	34.91	38.46	42.25	46.30	49.22	53.62	58.28	63.17	68.32	73.72	79.60	86.02	92.83	100.03	105.25	114.56	124.85	136.36	149.28	163.27	178.59	195.29

(B17) 14706-00-00 Final                    132                3/12/2017

RGA Conversion Rates per 1000 -- Male Smoker ALB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
33	15.57	17.28	20.88	23.19	25.75	28.55	31.6	34.91	38.46	42.25	46.30	50.59	53.62	58.28	63.17	68.32	73.72	79.60	86.02	92.83	100.03	108.25	114.56	124.85	136.36	149.28	163.27	178.59	195.29	212.42
34	17.28	19.18	23.19	25.75	28.55	31.6	34.91	38.46	42.25	46.30	50.59	55.11	58.28	63.17	68.32	73.72	79.60	86.02	92.83	100.03	108.25	117.83	124.85	136.36	149.28	163.27	178.59	195.29	212.42	229.25
35	19.18	21.31	25.75	28.55	31.6	34.91	38.46	42.25	46.30	50.59	55.11	59.89	63.17	68.32	73.72	79.60	86.02	92.83	100.03	108.25	117.83	128.42	136.36	149.28	163.27	178.59	195.29	212.42	229.25	244.1
36	21.31	23.66	26.23	29.04	32.08	35.34	38.83	42.54	46.49	50.64	55.04	59.66	64.52	69.62	75.17	81.24	87.67	91.69	99.23	108.01	117.72	128.57	140.75	153.94	168.38	184.13	200.28	222.7	237.12	250.39
37	23.66	26.23	29.04	32.08	35.34	38.83	42.54	46.49	50.64	55.04	59.66	64.52	69.62	75.17	81.24	87.67	94.47	99.23	108.01	117.72	128.57	140.75	153.94	168.38	184.13	200.28	216.15	237.12	250.39	263.87
38	26.23	29.04	32.08	35.34	38.83	42.54	46.49	50.64	55.04	59.66	64.52	69.62	75.17	81.24	87.67	94.47	102.24	108.01	117.72	128.57	140.75	153.94	168.38	184.13	200.28	216.15	230.15	250.39	263.87	277.87
39	29.04	32.08	35.34	38.83	42.54	46.49	50.64	55.04	59.66	64.52	69.62	75.17	81.24	87.67	94.47	102.24	111.28	117.72	128.57	140.75	153.94	168.38	184.13	200.28	216.15	230.15	243.03	263.87	277.87	294.07
40	32.08	35.34	38.83	42.54	46.49	50.64	55.04	59.66	64.52	69.62	75.17	81.24	87.67	94.47	102.24	111.28	121.29	128.57	140.75	153.94	168.38	184.13	200.28	216.15	230.15	243.03	256.11	277.87	294.07	310.87
41	33.26	36.54	38.79	42.38	46.17	50.18	54.40	58.83	63.48	68.54	74.07	79.93	83.36	90.21	98.19	107.02	116.88	127.96	139.94	153.08	167.39	182.07	203.05	216.2	228.3	240.59	253.36	294.07	310.87	325.96
42	36.54	40.04	42.38	46.17	50.18	54.40	58.83	63.48	68.54	74.07	79.93	86.13	90.21	98.19	107.02	116.88	127.96	139.94	153.08	167.39	182.07	196.5	216.2	228.3	240.59	253.36	268.13	310.87	325.96	338.29
43	40.04	43.75	46.17	50.18	54.40	58.83	63.48	68.54	74.07	79.93	86.13	93.22	98.19	107.02	116.88	127.96	139.94	153.08	167.39	182.07	196.5	209.23	228.3	240.59	253.36	268.13	283.44	325.96	338.29	347.27
44	43.75	47.66	50.18	54.40	58.83	63.48	68.54	74.07	79.93	86.13	93.22	101.46	107.02	116.88	127.96	139.94	153.08	167.39	182.07	196.5	209.23	220.94	240.59	253.36	268.13	283.44	297.2	338.29	347.27	352.3
45	47.66	51.8	54.40	58.83	63.48	68.54	74.07	79.93	86.13	93.22	101.46	110.58	116.88	127.96	139.94	153.08	167.39	182.07	196.5	209.23	220.94	232.83	253.36	268.13	283.44	297.2	308.44	347.27	352.3	355.08
46	46.94	50.89	55.03	59.38	64.12	69.30	74.78	77.80	84.20	91.64	99.88	109.09	119.43	130.61	142.87	156.23	169.93	189.95	202.25	213.57	225.07	237.01	276.78	292.58	306.78	318.39	326.84	383.38	386.41	390.96
47	50.89	55.03	59.38	64.12	69.30	74.78	80.58	84.20	91.64	99.88	109.09	119.43	130.61	142.87	156.23	169.93	183.4	202.25	213.57	225.07	237.01	250.83	292.58	306.78	318.39	326.84	331.58	386.41	390.96	398.34
48	55.03	59.38	64.12	69.30	74.78	80.58	87.20	91.64	99.88	109.09	119.43	130.61	142.87	156.23	169.93	183.4	195.28	213.57	225.07	237.01	250.83	265.15	306.78	318.39	326.84	331.58	334.19	390.96	398.34	406.2
49	59.38	64.12	69.30	74.78	80.58	87.20	94.92	99.88	109.09	119.43	130.61	142.87	156.23	169.93	183.4	195.28	206.21	225.07	237.01	250.83	265.15	278.02	318.39	326.84	331.58	334.19	338.13	398.34	406.2	410.86
50	64.12	69.30	74.78	80.58	87.20	94.92	103.45	109.09	119.43	130.61	142.87	156.23	169.93	183.4	195.28	206.21	217.31	237.01	250.83	265.15	278.02	288.54	326.84	331.58	334.19	338.13	344.51	406.2	410.86	414.42
51	66.91	72.20	77.80	84.20	91.64	99.88	109.09	115.16	125.95	137.77	150.65	163.86	183.4	195.28	206.21	217.31	228.84	268.13	283.44	297.2	308.44	316.63	373.02	375.97	380.39	387.58	395.22	450.00	450.00	450.00
52	72.20	77.80	84.20	91.64	99.88	109.09	119.43	125.95	137.77	150.65	163.86	176.85	195.28	206.21	217.31	228.84	242.18	283.44	297.2	308.44	316.63	321.21	375.97	380.39	387.58	395.22	399.75	450.00	450.00	450.00
53	77.80	84.20	91.64	99.88	109.09	119.43	130.61	137.77	150.65	163.86	176.85	188.3	206.21	217.31	228.84	242.18	256.01	297.2	308.44	316.63	321.21	323.75	380.39	387.58	395.22	399.75	403.22	450.00	450.00	450.00
54	84.20	91.64	99.88	109.09	119.43	130.61	142.87	150.65	163.86	176.85	188.3	198.84	217.31	228.84	242.18	256.01	268.44	308.44	316.63	321.21	323.75	327.56	387.58	395.22	399.75	403.22	405.00	450.00	450.00	450.00
55	91.64	99.88	109.09	119.43	130.61	142.87	156.23	163.86	176.85	188.3	198.84	209.55	228.84	242.18	256.01	268.44	278.59	316.63	321.21	323.75	327.56	333.75	395.22	399.75	403.22	405.00	405.00	450.00	450.00	450.00
56	96.32	105.19	115.16	125.95	137.77	150.65	163.86	183.4	195.28	206.21	217.31	228.84	259.48	274.3	287.61	298.49	306.41	362.66	365.52	369.83	376.81	384.24	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
57	105.19	115.16	125.95	137.77	150.65	163.86	176.85	195.28	206.21	217.31	228.84	242.18	274.3	287.61	298.49	306.41	310.85	365.52	369.83	376.81	384.24	388.65	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
58	115.16	125.95	137.77	150.65	163.86	176.85	188.3	206.21	217.31	228.84	242.18	256.01	287.61	298.49	306.41	310.85	313.31	369.83	376.81	384.24	388.65	392.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
59	125.95	137.77	150.65	163.86	176.85	188.3	198.84	217.31	228.84	242.18	256.01	268.44	298.49	306.41	310.85	313.31	317	376.81	384.24	388.65	392.02	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
60	137.77	150.65	163.86	176.85	188.3	198.84	209.55	228.84	242.18	256.01	268.44	278.59	306.41	310.85	313.31	317	322.98	384.24	388.65	392.02	393.75	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00

(B17) 14706-00-00 Final                    133                3/12/2017

RGA Conversion Rates per 1000 -- Male Smoker ALB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
61	150.65	163.86	183.4	195.28	206.21	217.31	228.84	259.48	274.3	287.61	298.49	306.41	362.66	365.52	369.83	376.81	384.24	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
62	163.86	176.85	195.28	206.21	217.31	228.84	242.18	274.3	287.61	298.49	306.41	310.85	365.52	369.83	376.81	384.24	388.65	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
63	176.85	188.30	206.21	217.31	228.84	242.18	256.01	287.61	298.49	306.41	310.85	313.31	369.83	376.81	384.24	388.65	392.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
64	188.30	198.84	217.31	228.84	242.18	256.01	268.44	298.49	306.41	310.85	313.31	317	376.81	384.24	388.65	392.02	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
65	198.84	209.55	228.84	242.18	256.01	268.44	278.59	306.41	310.85	313.31	317	322.98	384.24	388.65	392.02	393.75	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
66	217.31	228.84	259.48	274.3	287.61	298.49	306.41	362.66	365.52	369.83	376.81	384.24	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
67	228.84	242.18	274.3	287.61	298.49	306.41	310.85	365.52	369.83	376.81	384.24	388.65	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
68	242.18	256.01	287.61	298.49	306.41	310.85	313.31	369.83	376.81	384.24	388.65	392.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
69	256.01	268.44	298.49	306.41	310.85	313.31	317	376.81	384.24	388.65	392.02	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
70	268.44	278.59	306.41	310.85	313.31	317	322.98	384.24	388.65	392.02	393.75	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
71	298.49	306.41	362.66	365.52	369.83	376.81	384.24	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
72	306.41	310.85	365.52	369.83	376.81	384.24	388.65	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
73	310.85	313.31	369.83	376.81	384.24	388.65	392.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
74	313.31	317	376.81	384.24	388.65	392.02	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
75	317	322.98	384.24	388.65	392.02	393.75	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
76	376.81	384.24	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
77	384.24	388.65	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
78	388.65	392.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
79	392.02	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
80	393.75	393.75	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
81	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
82	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
83	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
84	450.00	450.00	450.00	450.00	450.00	450.00	450.00
85	450.00	450.00	450.00	450.00	450.00	450.00
86	450.00	450.00	450.00	450.00	450.00
87	450.00	450.00	450.00	450.00
88	450.00	450.00	450.00
89	450.00	450.00
90	450.00
91
92

(B17) 14706-00-00 Final                    134                3/12/2017

RGA Conversion Rates per 1000 -- Male Smoker ALB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121

(B17) 14706-00-00 Final                    135                3/12/2017

RGA Conversion Rates per 1000 -- Male Smoker ALB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
1	4.41	4.83	5.16	5.69	6.26	6.9	7.61	6.83	7.53	8.28	9.1	9.95	10.82	11.73	12.64	13.57	14.50	15.44	16.39	17.41	18.49	19.65	20.88	22.23	23.69	25.31	27.09	29.06	31.27	33.76
2	6.59	7.24	7.71	8.46	9.28	10.18	11.17	9.94	10.86	11.86	12.9	13.98	15.11	16.26	17.47	18.70	19.96	21.26	22.67	24.21	25.84	27.59	31.67	38.36	45.81	54.26	63.82	69.2	75.22	104.16
3	8.6	9.43	10.02	10.98	12.02	13.14	14.35	12.72	13.85	15.04	16.3	17.63	19.01	20.44	21.94	23.51	25.16	26.96	28.92	31.02	33.26	40.14	52.18	65.47	80.54	97.59	116.39	132.67	145.07	157.79
4	10.49	11.49	12.19	13.35	14.59	15.92	17.36	15.34	16.67	18.07	19.55	21.11	22.76	24.50	26.34	28.29	30.44	32.79	35.33	38.05	44.88	56.33	68.93	83.21	99.32	117.02	132.67	145.07	157.79	170.3
5	12.33	13.51	14.34	15.67	17.1	18.65	20.29	17.91	19.44	21.05	22.78	24.61	26.56	28.65	30.86	33.31	36.02	38.93	42.06	48.87	59.83	71.88	85.49	100.8	117.58	132.67	145.07	157.79	170.3	181.33
6	15.93	17.45	17.01	18.57	20.26	22.08	24	23.7	25.7	27.86	30.15	32.61	35.26	38.09	41.21	44.67	48.41	52.45	60.29	72.44	85.82	100.87	117.77	136.22	153.08	167.39	182.07	196.5	209.23	220.94
7	20.05	21.94	21.63	23.62	25.75	28.05	30.51	30.46	33.06	35.84	38.84	42.06	45.52	49.37	53.63	58.22	63.18	72.05	85.34	99.98	116.42	134.88	154.93	173.49	189.71	206.35	222.7	237.12	250.39	263.87
8	22.02	24.1	23.71	25.86	28.2	30.74	33.44	34.32	37.27	40.45	43.88	47.56	51.65	56.19	61.09	66.38	75.22	88.11	102.27	118.18	136.07	155.39	173.49	189.71	206.35	222.7	237.12	250.39	263.87	277.87
9	24.61	26.93	27.24	29.75	32.46	35.37	38.52	39.64	43.09	46.8	50.79	55.21	60.12	65.42	71.14	80.19	93.08	107.25	123.18	141.09	160.35	178.59	195.29	212.42	229.25	244.1	257.76	271.64	286.05	302.72
10	28.1	30.78	30.39	33.21	36.25	39.54	43.10	46.90	50.98	55.37	60.24	65.65	71.47	77.72	87.24	100.54	115.16	131.58	150.04	169.86	188.79	206.45	224.55	242.35	258.05	272.49	287.16	302.39	320.02	338.3
11	37.34	40.93	40.25	44.02	48.09	52.47	57.17	62.23	67.64	73.6	80.21	87.33	95.01	106.26	121.68	138.68	157.77	179.28	202.33	224.51	245.51	267.04	288.20	306.87	324.04	341.48	359.6	380.57	402.3	421.83
12	38.12	41.82	41.75	45.65	49.87	54.42	59.28	66.06	71.91	78.38	85.32	92.8	103.48	117.89	133.79	151.66	171.82	193.4	214.31	234.35	254.9	275.10	292.92	309.31	325.96	343.26	363.27	384.02	402.65	417.89
13	40.51	44.45	44.16	48.3	52.74	57.48	62.55	69.85	76.13	82.87	90.07	100.18	113.67	128.5	145.23	164.14	184.38	204.1	223.19	242.76	262.00	278.97	294.58	310.44	326.91	345.97	365.73	383.48	397.99	408.55
14	42.98	47.15	46.57	50.88	55.47	60.37	65.74	75.5	82.11	89.21	98.99	111.93	126.17	142.23	160.42	179.91	199	217.61	236.69	255.45	272	287.22	302.68	318.74	337.32	356.59	373.89	388.04	398.34	404.11
15	45.49	49.82	50.27	54.8	59.62	64.91	70.7	83.27	90.4	100.11	112.88	126.91	142.75	160.73	179.99	199	217.61	236.69	255.45	272	287.22	302.68	318.74	337.32	356.59	373.89	388.04	398.34	404.11	407.3
16	50.57	55.26	57.14	62.15	67.63	73.61	79.98	89.09	98.47	110.73	124.24	139.5	156.81	175.45	193.9	212.03	230.62	248.9	265.02	279.85	294.92	310.56	328.67	347.44	364.31	378.09	388.12	393.75	396.85	401.53
17	53.2	57.95	61.31	66.66	72.49	78.7	85.28	91.46	102.6	114.91	128.83	144.61	161.63	178.59	195.29	212.42	229.25	244.1	257.76	271.64	286.05	302.72	320.01	335.55	348.24	357.48	362.66	365.52	369.83	376.81
18	58.81	63.87	67.52	73.38	79.58	86.14	94.85	103.22	115.4	129.18	144.78	161.67	178.59	195.29	212.42	229.25	244.1	257.76	271.64	286.05	302.72	320.01	335.55	348.24	357.48	362.66	365.52	369.83	376.81	384.24
19	64.8	70.33	74.27	80.46	87.04	95.68	106.86	115.93	129.53	144.95	161.73	178.59	195.29	212.42	229.25	244.1	257.76	271.64	286.05	302.72	320.01	335.55	348.24	357.48	362.66	365.52	369.83	376.81	384.24	388.65
20	71.35	77.38	81.47	88.02	96.58	107.6	119.84	129.95	145.17	161.76	178.59	195.29	212.42	229.25	244.1	257.76	271.64	286.05	302.72	320.01	335.55	348.24	357.48	362.66	365.52	369.83	376.81	384.24	388.65	392.02
21	80.68	87.22	91.67	100.39	111.56	123.96	137.95	145.47	161.86	178.59	195.29	212.42	229.25	244.1	257.76	271.64	286.05	302.72	320.01	335.55	348.24	357.48	362.66	365.52	369.83	376.81	384.24	388.65	392.02	393.75
22	88.68	95.62	98.96	109.64	121.5	134.87	150.02	166.6	183.69	200.87	218.48	235.80	251.07	265.12	279.4	294.22	311.37	329.16	345.13	358.19	367.7	373.02	375.97	380.39	387.58	395.22	399.75	403.22	405.00	405.00
23	97.42	106.19	111.06	122.67	135.77	150.57	166.79	183.69	200.87	218.48	235.80	251.07	265.12	279.4	294.22	311.37	329.16	345.13	358.19	367.7	373.02	375.97	380.39	387.58	395.22	399.75	403.22	405	405.00	405.00
24	108.29	119.04	124.11	136.85	151.25	167.04	183.69	200.87	218.48	235.80	251.07	265.12	279.4	294.22	311.37	329.16	345.13	358.19	367.7	373.02	375.97	380.39	387.58	395.22	399.75	403.22	405	405	405.00	405.00
25	121.49	133.1	138.41	152.29	167.44	183.69	200.87	218.48	235.80	251.07	265.12	279.4	294.22	311.37	329.16	345.13	358.19	367.7	373.02	375.97	380.39	387.58	395.22	399.75	403.22	405	405	405	405.00	405.00
26	131.99	144.15	153.55	167.93	183.69	200.87	218.48	248.9	265.02	279.85	294.92	310.56	328.67	347.44	364.31	378.09	388.12	393.75	396.85	401.53	409.11	417.17	421.96	425.62	427.50	427.50	427.50	427.50	427.50	427.50
27	144.15	157.81	167.93	183.69	200.87	218.48	235.8	265.02	279.85	294.92	310.56	328.67	347.44	364.31	378.09	388.12	393.75	396.85	401.53	409.11	417.17	421.96	425.62	427.50	427.50	427.50	427.50	427.50	427.50	427.50
28	157.81	172.6	183.69	200.87	218.48	235.8	251.07	279.85	294.92	310.56	328.67	347.44	364.31	378.09	388.12	393.75	396.85	401.53	409.11	417.17	421.96	425.62	427.50	427.50	427.50	427.50	427.50	427.50	427.50	427.50
29	172.6	188.79	200.87	218.48	235.8	251.07	265.12	294.92	310.56	328.67	347.44	364.31	378.09	388.12	393.75	396.85	401.53	409.11	417.17	421.96	425.62	427.50	427.50	427.50	427.50	427.50	427.50	427.50	427.50	427.50
30	188.79	206.45	218.48	235.8	251.07	265.12	279.4	310.56	328.67	347.44	364.31	378.09	388.12	393.75	396.85	401.53	409.11	417.17	421.96	425.62	427.50	427.50	427.50	427.50	427.50	427.50	427.50	427.50	427.50	427.50
31	195.29	212.42	235.8	251.07	265.12	279.4	294.22	337.32	356.59	373.89	388.04	398.34	404.11	407.3	412.09	419.87	428.15	433.07	436.82	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75
32	212.42	229.25	251.07	265.12	279.4	294.22	311.37	356.59	373.89	388.04	398.34	404.11	407.3	412.09	419.87	428.15	433.07	436.82	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75
(B17) 14706-00-00 Final                    136                3/12/2017

RGA Conversion Rates per 1000 -- Male Smoker ALB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
33	229.25	244.1	265.12	279.4	294.22	311.37	329.16	373.89	388.04	398.34	404.11	407.3	412.09	419.87	428.15	433.07	436.82	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75
34	244.1	257.76	279.4	294.22	311.37	329.16	345.13	388.04	398.34	404.11	407.3	412.09	419.87	428.15	433.07	436.82	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75
35	257.76	271.64	294.22	311.37	329.16	345.13	358.19	398.34	404.11	407.3	412.09	419.87	428.15	433.07	436.82	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75	438.75
36	263.87	277.87	320.02	338.3	354.72	368.14	377.91	445.56	449.07	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
37	277.87	294.07	338.3	354.72	368.14	377.91	383.38	449.07	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
38	294.07	310.87	354.72	368.14	377.91	383.38	386.41	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
39	310.87	325.96	368.14	377.91	383.38	386.41	390.96	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
40	325.96	338.29	377.91	383.38	386.41	390.96	398.34	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
41	338.29	347.27	414.47	417.74	422.66	430.64	439.13	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
42	347.27	352.30	417.74	422.66	430.64	439.13	444.17	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
43	352.30	355.08	422.66	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
44	355.08	359.26	430.64	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
45	359.26	366.04	439.13	444.17	448.02	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
46	398.34	406.20	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
47	406.20	410.86	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
48	410.86	414.42	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
49	414.42	416.25	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
50	416.25	416.25	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
51	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
52	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
53	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
54	450.00	450.00	450.00	450.00	450.00	450.00	450.00
55	450.00	450.00	450.00	450.00	450.00	450.00
56	450.00	450.00	450.00	450.00	450.00
57	450.00	450.00	450.00	450.00
58	450.00	450.00	450.00
59	450.00	450.00
60	450.00

(B17) 14706-00-00 Final                    137                3/12/2017

RGA Conversion Rates per 1000 -- Male Smoker ALB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92

(B17) 14706-00-00 Final                    138                3/12/2017

RGA Conversion Rates per 1000 -- Male Smoker ALB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121

(B17) 14706-00-00 Final                    139                3/12/2017

RGA Conversion Rates per 1000 -- Female Non-Smoker ALB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
1	0.24	0.21	0.18	0.13	0.11	0.11	0.1	0.1	0.09	0.09	0.08	0.08	0.10	0.11	0.14	0.17	0.18	0.18	0.18	0.17	0.16	0.14	0.13	0.12	0.11	0.11	0.11	0.11	0.1	0.10	0.11
2	0.21	0.18	0.13	0.11	0.11	0.1	0.1	0.09	0.09	0.08	0.08	0.1	0.12	0.16	0.18	0.2	0.21	0.21	0.2	0.19	0.18	0.18	0.17	0.16	0.15	0.14	0.14	0.14	0.14	0.14	0.15
3	0.18	0.13	0.11	0.11	0.1	0.1	0.09	0.09	0.08	0.09	0.11	0.13	0.17	0.19	0.22	0.23	0.23	0.22	0.21	0.2	0.19	0.18	0.18	0.18	0.17	0.17	0.17	0.17	0.16	0.16	0.17
4	0.13	0.11	0.11	0.1	0.1	0.09	0.09	0.08	0.09	0.11	0.14	0.18	0.2	0.23	0.24	0.24	0.23	0.22	0.21	0.2	0.19	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.17	0.18	0.19
5	0.11	0.11	0.1	0.1	0.09	0.09	0.08	0.09	0.11	0.14	0.18	0.2	0.23	0.24	0.25	0.24	0.23	0.22	0.21	0.2	0.19	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.19	0.2
6	0.13	0.12	0.12	0.11	0.11	0.1	0.11	0.13	0.18	0.22	0.26	0.30	0.31	0.31	0.30	0.29	0.29	0.28	0.26	0.25	0.24	0.24	0.24	0.24	0.24	0.24	0.24	0.24	0.24	0.26	0.27
7	0.13	0.13	0.12	0.12	0.11	0.12	0.15	0.2	0.25	0.31	0.34	0.36	0.36	0.34	0.33	0.33	0.32	0.31	0.29	0.29	0.28	0.28	0.28	0.28	0.29	0.29	0.29	0.31	0.3	0.32	0.35
8	0.13	0.12	0.12	0.11	0.12	0.14	0.19	0.24	0.29	0.33	0.35	0.35	0.34	0.33	0.33	0.32	0.31	0.32	0.29	0.29	0.28	0.29	0.29	0.31	0.31	0.32	0.33	0.34	0.34	0.36	0.39
9	0.12	0.12	0.1	0.12	0.14	0.18	0.23	0.29	0.32	0.35	0.36	0.35	0.33	0.32	0.32	0.31	0.3	0.31	0.3	0.3	0.3	0.3	0.31	0.32	0.35	0.36	0.37	0.38	0.39	0.41	0.44
10	0.12	0.1	0.12	0.14	0.18	0.23	0.29	0.32	0.35	0.36	0.36	0.35	0.33	0.32	0.32	0.31	0.31	0.3	0.3	0.31	0.31	0.32	0.33	0.36	0.38	0.39	0.4	0.43	0.43	0.46	0.51
11	0.13	0.14	0.17	0.22	0.28	0.35	0.39	0.42	0.43	0.43	0.42	0.42	0.41	0.39	0.39	0.38	0.38	0.38	0.38	0.39	0.41	0.42	0.43	0.46	0.49	0.5	0.53	0.56	0.57	0.62	0.68
12	0.14	0.16	0.22	0.27	0.34	0.38	0.41	0.42	0.42	0.41	0.41	0.41	0.39	0.38	0.36	0.36	0.36	0.39	0.38	0.39	0.41	0.43	0.46	0.49	0.5	0.53	0.55	0.59	0.59	0.64	0.7
13	0.15	0.2	0.26	0.32	0.36	0.38	0.4	0.4	0.38	0.38	0.38	0.37	0.37	0.36	0.36	0.36	0.36	0.38	0.38	0.4	0.42	0.45	0.47	0.5	0.52	0.54	0.57	0.62	0.61	0.67	0.74
14	0.2	0.26	0.32	0.36	0.38	0.4	0.4	0.38	0.38	0.38	0.38	0.37	0.37	0.36	0.37	0.37	0.38	0.40	0.41	0.43	0.46	0.48	0.51	0.54	0.56	0.59	0.64	0.69	0.63	0.7	0.76
15	0.25	0.31	0.34	0.37	0.38	0.38	0.37	0.37	0.37	0.37	0.37	0.36	0.36	0.36	0.37	0.38	0.39	0.4	0.43	0.45	0.49	0.51	0.54	0.58	0.6	0.64	0.69	0.75	0.7	0.77	0.84
16	0.29	0.32	0.35	0.36	0.36	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.36	0.37	0.38	0.4	0.44	0.45	0.48	0.52	0.54	0.58	0.61	0.64	0.69	0.74	0.79	0.79	0.85	0.93
17	0.29	0.32	0.33	0.33	0.32	0.32	0.32	0.32	0.32	0.32	0.32	0.33	0.34	0.35	0.36	0.38	0.41	0.42	0.46	0.49	0.53	0.57	0.6	0.63	0.67	0.71	0.76	0.82	0.84	0.9	0.98
18	0.32	0.33	0.33	0.32	0.32	0.32	0.32	0.32	0.32	0.32	0.33	0.34	0.36	0.37	0.39	0.42	0.45	0.51	0.51	0.56	0.6	0.64	0.67	0.71	0.76	0.8	0.85	0.91	0.93	1	1.08
19	0.33	0.33	0.32	0.32	0.32	0.32	0.32	0.32	0.32	0.33	0.34	0.36	0.38	0.4	0.42	0.46	0.49	0.51	0.58	0.62	0.66	0.7	0.75	0.79	0.84	0.88	0.95	1.01	1.03	1.11	1.19
20	0.33	0.32	0.32	0.32	0.32	0.32	0.32	0.32	0.33	0.34	0.36	0.38	0.4	0.43	0.46	0.5	0.54	0.56	0.62	0.67	0.71	0.76	0.81	0.85	0.91	0.98	1.04	1.1	1.13	1.22	1.32
21	0.32	0.32	0.32	0.32	0.32	0.32	0.32	0.33	0.34	0.37	0.39	0.41	0.44	0.47	0.52	0.56	0.6	0.65	0.69	0.73	0.78	0.83	0.88	0.94	1	1.09	1.16	1.25	1.28	1.38	1.5
22	0.31	0.31	0.31	0.31	0.31	0.31	0.32	0.33	0.35	0.37	0.39	0.42	0.45	0.49	0.53	0.57	0.62	0.66	0.70	0.75	0.79	0.84	0.90	0.96	1.05	1.14	1.22	1.32	1.39	1.51	1.63
23	0.31	0.31	0.31	0.31	0.31	0.32	0.33	0.35	0.37	0.39	0.42	0.45	0.49	0.53	0.57	0.62	0.66	0.72	0.75	0.80	0.84	0.90	0.96	1.06	1.18	1.28	1.37	1.5	1.58	1.71	1.85
24	0.31	0.31	0.31	0.31	0.32	0.33	0.35	0.37	0.39	0.42	0.45	0.49	0.53	0.57	0.62	0.67	0.71	0.75	0.80	0.85	0.91	0.97	1.07	1.19	1.34	1.46	1.56	1.7	1.8	1.96	2.13
25	0.31	0.31	0.31	0.32	0.33	0.35	0.37	0.39	0.42	0.45	0.49	0.53	0.57	0.62	0.67	0.71	0.76	0.78	0.85	0.91	0.98	1.08	1.20	1.35	1.53	1.67	1.8	1.97	2.1	2.29	2.49
26	0.3	0.3	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	0.60	0.65	0.69	0.74	0.79	0.84	0.90	0.96	1.05	1.18	1.33	1.50	1.68	1.87	2.07	2.28	2.5	2.72	2.96
27	0.3	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	0.60	0.65	0.69	0.74	0.79	0.84	0.90	0.96	1.05	1.18	1.33	1.50	1.68	1.87	2.07	2.28	2.5	2.72	2.96	3.22
28	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	0.6	0.65	0.69	0.74	0.79	0.84	0.90	0.96	1.05	1.18	1.33	1.50	1.68	1.87	2.07	2.28	2.5	2.72	2.96	3.22	3.49
29	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	0.6	0.65	0.69	0.74	0.79	0.84	0.90	0.96	1.05	1.18	1.33	1.50	1.68	1.87	2.07	2.28	2.50	2.72	2.96	3.22	3.49	3.79
30	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	0.6	0.65	0.69	0.74	0.79	0.84	0.90	0.96	1.05	1.18	1.33	1.50	1.68	1.87	2.07	2.28	2.50	2.72	2.96	3.22	3.49	3.79	4.12
31	0.36	0.38	0.41	0.44	0.48	0.52	0.56	0.60	0.65	0.69	0.74	0.79	0.84	0.90	0.96	1.05	1.18	1.33	1.50	1.68	1.87	2.07	2.28	2.50	2.72	2.96	3.22	3.49	3.79	4.12	4.49
32	0.38	0.41	0.44	0.48	0.52	0.56	0.60	0.65	0.69	0.74	0.79	0.84	0.90	0.96	1.05	1.18	1.33	1.50	1.68	1.87	2.07	2.28	2.50	2.72	2.96	3.22	3.49	3.79	4.12	4.49	4.89

(B17) 14706-00-00 Final                    140                3/12/2017

RGA Conversion Rates per 1000 -- Female Non-Smoker ALB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
33	0.41	0.44	0.48	0.52	0.56	0.60	0.65	0.69	0.74	0.79	0.84	0.90	0.96	1.05	1.18	1.33	1.50	1.68	1.87	2.07	2.28	2.50	2.72	2.96	3.22	3.49	3.79	4.12	4.49	4.89	5.35
34	0.44	0.48	0.52	0.56	0.60	0.65	0.69	0.74	0.79	0.84	0.9	0.96	1.05	1.18	1.33	1.50	1.68	1.87	2.07	2.28	2.50	2.72	2.96	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87
35	0.48	0.52	0.56	0.60	0.65	0.69	0.74	0.79	0.84	0.9	0.96	1.05	1.18	1.33	1.50	1.68	1.87	2.07	2.28	2.50	2.72	2.96	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47
36	0.52	0.56	0.6	0.65	0.69	0.74	0.79	0.84	0.9	0.96	1.05	1.18	1.33	1.5	1.68	1.87	2.07	2.28	2.5	2.72	2.96	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15
37	0.56	0.6	0.65	0.69	0.74	0.79	0.84	0.9	0.96	1.05	1.18	1.33	1.5	1.68	1.87	2.07	2.28	2.5	2.72	2.96	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93
38	0.60	0.65	0.69	0.74	0.79	0.84	0.90	0.96	1.05	1.18	1.33	1.5	1.68	1.87	2.07	2.28	2.5	2.72	2.96	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82
39	0.65	0.69	0.74	0.79	0.84	0.90	0.96	1.05	1.18	1.33	1.50	1.68	1.87	2.07	2.28	2.5	2.72	2.96	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84
40	0.69	0.74	0.79	0.84	0.90	0.96	1.05	1.18	1.33	1.50	1.68	1.87	2.07	2.28	2.5	2.72	2.96	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01
41	0.74	0.79	0.84	0.90	0.96	1.05	1.18	1.33	1.50	1.68	1.87	2.07	2.28	2.5	2.72	2.96	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34
42	0.79	0.84	0.90	0.96	1.05	1.18	1.33	1.50	1.68	1.87	2.07	2.28	2.5	2.72	2.96	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85
43	0.84	0.90	0.96	1.05	1.18	1.33	1.50	1.68	1.87	2.07	2.28	2.5	2.72	2.96	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56
44	0.90	0.96	1.05	1.18	1.33	1.50	1.68	1.87	2.07	2.28	2.50	2.72	2.96	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.5
45	0.96	1.05	1.18	1.33	1.50	1.68	1.87	2.07	2.28	2.50	2.72	2.96	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.5	19.67
46	1.05	1.18	1.33	1.50	1.68	1.87	2.07	2.28	2.50	2.72	2.96	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.5	19.67	22.12
47	1.18	1.33	1.50	1.68	1.87	2.07	2.28	2.50	2.72	2.96	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.5	19.67	22.12	24.84
48	1.33	1.50	1.68	1.87	2.07	2.28	2.50	2.72	2.96	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.5	19.67	22.12	24.84	27.88
49	1.50	1.68	1.87	2.07	2.28	2.50	2.72	2.96	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.5	19.67	22.12	24.84	27.88	31.26
50	1.68	1.87	2.07	2.28	2.50	2.72	2.96	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.5	19.67	22.12	24.84	27.88	31.26	34.99
51	1.87	2.07	2.28	2.50	2.72	2.96	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15
52	2.07	2.28	2.50	2.72	2.96	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78
53	2.28	2.50	2.72	2.96	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86
54	2.50	2.72	2.96	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42
55	2.72	2.96	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.5
56	2.96	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.5	67.11
57	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.5	67.11	74.29
58	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.5	67.11	74.29	82.06
59	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.5	67.11	74.29	82.06	90.46
60	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.5	67.11	74.29	82.06	90.46	99.41
(B17) 14706-00-00 Final                    141                3/12/2017

RGA Conversion Rates per 1000 -- Female Non-Smoker ALB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
61	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81
62	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78
63	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41
64	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73
65	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76
66	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52
67	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03
68	8.82	9.84	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55
69	9.84	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03
70	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94
71	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95
72	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69
73	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75
74	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24
75	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24
76	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26
77	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64
78	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39
79	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44
80	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72
81	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	450.00	450.00	450.00
82	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	450.00	450.00	450.00
83	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00
84	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00
85	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00
86	70.47	78.00	86.16	94.98	104.38	114.25	124.72	135.88	147.77	160.40	173.80	187.98	208.48	236.28	264.54	292.90	320.97	348.34	374.05	398.20	418.17	431.17	443.51	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
87	78.00	86.16	94.98	104.38	114.25	124.72	135.88	147.77	160.40	173.80	187.98	208.48	236.28	264.54	292.90	320.97	348.34	374.05	398.20	418.17	431.17	443.51	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
88	86.16	94.98	104.38	114.25	124.72	135.88	147.77	160.40	173.80	187.98	208.48	236.28	264.54	292.90	320.97	348.34	374.05	398.20	418.17	431.17	443.51	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
89	94.98	104.38	114.25	124.72	135.88	147.77	160.40	173.80	187.98	208.48	236.28	264.54	292.90	320.97	348.34	374.05	398.20	418.17	431.17	443.51	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
90	104.38	114.25	124.72	135.88	147.77	160.40	173.80	187.98	208.48	236.28	264.54	292.90	320.97	348.34	374.05	398.20	418.17	431.17	443.51	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
91	119.69	130.66	142.35	154.80	168.04	182.07	196.93	218.41	247.53	277.13	306.85	336.26	364.93	391.86	417.16	438.09	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
92	130.66	142.35	154.80	168.04	182.07	196.93	218.41	247.53	277.13	306.85	336.26	364.93	391.86	417.16	438.09	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00

(B17) 14706-00-00 Final                    142                3/12/2017

RGA Conversion Rates per 1000 -- Female Non-Smoker ALB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
93	142.35	154.80	168.04	182.07	196.93	218.41	247.53	277.13	306.85	336.26	364.93	391.86	417.16	438.09	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
94	154.80	168.04	182.07	196.93	218.41	247.53	277.13	306.85	336.26	364.93	391.86	417.16	438.09	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
95	168.04	182.07	196.93	218.41	247.53	277.13	306.85	336.26	364.93	391.86	417.16	438.09	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
96	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
97	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
98	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
99	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
100	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
101	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
102	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
103	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
104	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
105	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
106	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
107	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
108	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
109	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
110	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
111	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
112	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
113	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
114	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
115	450.00	450.00	450.00	450.00	450.00	450.00	450.00
116	450.00	450.00	450.00	450.00	450.00	450.00
117	450.00	450.00	450.00	450.00	450.00
118	450.00	450.00	450.00	450.00
119	450.00	450.00	450.00
120	450.00	450.00
121	450.00

(B17) 14706-00-00 Final                    143                3/12/2017

RGA Conversion Rates per 1000 -- Female Non-Smoker ALB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
1	0.11	0.12	0.13	0.14	0.14	0.15	0.16	0.18	0.19	0.19	0.2	0.21	0.21	0.22	0.23	0.24	0.25	0.26	0.28	0.3	0.32	0.35	0.37	0.4	0.42	0.46	0.5	0.49	0.53	0.58
2	0.15	0.16	0.18	0.19	0.2	0.21	0.22	0.23	0.24	0.25	0.26	0.27	0.27	0.29	0.32	0.35	0.39	0.43	0.47	0.5	0.54	0.58	0.61	0.66	0.71	0.77	0.84	0.84	0.93	1.04
3	0.18	0.19	0.21	0.22	0.23	0.23	0.24	0.26	0.28	0.3	0.32	0.36	0.38	0.41	0.46	0.49	0.53	0.59	0.63	0.68	0.74	0.79	0.85	0.92	1.01	1.1	1.21	1.22	1.36	1.52
4	0.20	0.2	0.23	0.23	0.25	0.27	0.29	0.32	0.36	0.39	0.43	0.47	0.48	0.53	0.57	0.62	0.67	0.75	0.8	0.86	0.94	1.01	1.1	1.21	1.31	1.45	1.6	1.63	1.8	2
5	0.21	0.22	0.25	0.28	0.3	0.32	0.36	0.41	0.44	0.48	0.53	0.57	0.59	0.64	0.69	0.75	0.81	0.9	0.97	1.06	1.15	1.25	1.37	1.5	1.65	1.82	2.01	2.03	2.25	2.51
6	0.29	0.31	0.33	0.36	0.4	0.44	0.48	0.48	0.53	0.57	0.63	0.68	0.72	0.77	0.85	0.92	0.99	1.14	1.24	1.35	1.46	1.6	1.75	1.92	2.1	2.32	2.56	2.52	2.8	3.1
7	0.38	0.4	0.41	0.45	0.49	0.54	0.59	0.61	0.67	0.73	0.79	0.86	0.92	0.99	1.08	1.17	1.27	1.49	1.62	1.76	1.92	2.1	2.23	2.45	2.69	2.94	3.24	3.32	3.67	4.07
8	0.42	0.46	0.48	0.53	0.57	0.62	0.68	0.67	0.74	0.81	0.88	0.96	1.05	1.14	1.24	1.34	1.45	1.71	1.86	2.02	2.19	2.38	2.59	2.83	3.1	3.39	3.73	3.82	4.23	4.69
9	0.48	0.53	0.52	0.57	0.63	0.69	0.75	0.79	0.86	0.94	1.03	1.12	1.22	1.32	1.43	1.56	1.69	2.02	2.18	2.37	2.57	2.79	3.03	3.31	3.61	3.96	4.36	4.47	4.94	5.51
10	0.55	0.59	0.6	0.66	0.72	0.79	0.87	0.90	1	1.09	1.19	1.29	1.44	1.56	1.7	1.83	1.98	2.41	2.61	2.82	3.05	3.3	3.59	3.91	4.26	4.68	5.16	5.32	5.91	6.59
11	0.74	0.82	0.82	0.89	0.98	1.08	1.2	1.21	1.32	1.44	1.57	1.71	1.97	2.14	2.3	2.49	2.68	3.26	3.52	3.8	4.11	4.44	4.91	5.36	5.87	6.45	7.14	7.19	8.01	8.98
12	0.77	0.85	0.82	0.9	1	1.11	1.21	1.26	1.38	1.51	1.64	1.78	2.07	2.23	2.41	2.6	2.79	3.41	3.69	3.98	4.29	4.65	5.06	5.54	6.09	6.73	7.45	7.65	8.57	9.63
13	0.81	0.9	0.86	0.94	1.04	1.14	1.25	1.37	1.5	1.63	1.77	1.92	2.24	2.41	2.59	2.8	3.01	3.69	3.98	4.3	4.66	5.07	5.54	6.08	6.7	7.44	8.28	8.33	9.36	10.55
14	0.85	0.94	0.95	1.05	1.15	1.27	1.39	1.51	1.65	1.79	1.94	2.1	2.44	2.63	2.84	3.05	3.29	4.05	4.39	4.74	5.16	5.64	5.93	6.54	7.25	8.08	9.06	9.09	10.26	11.6
15	0.92	1.01	1.06	1.16	1.27	1.39	1.51	1.65	1.8	1.96	2.12	2.29	2.72	2.94	3.17	3.42	3.7	4.45	4.83	5.26	5.75	6.31	6.53	7.25	8.08	9.05	10.17	9.97	11.28	12.77
16	1.02	1.11	1.16	1.27	1.39	1.51	1.65	1.94	2.11	2.28	2.47	2.68	3.16	3.42	3.69	4.00	4.34	5	5.45	5.98	6.56	7.25	7.41	8.27	9.26	10.42	11.75	11.55	13.07	14.81
17	1.07	1.17	1.27	1.39	1.51	1.65	1.8	2.11	2.28	2.47	2.69	2.91	3.44	3.72	4.04	4.38	4.78	5.23	5.73	6.31	6.99	7.77	7.75	8.69	9.78	11.03	12.46	13.42	15.2	17.2
18	1.18	1.28	1.39	1.51	1.65	1.8	1.96	2.29	2.48	2.7	2.92	3.17	3.76	4.09	4.45	4.85	5.32	5.86	6.47	7.18	8	8.94	8.97	10.09	11.38	12.86	14.53	15.66	17.7	19.99
19	1.29	1.4	1.52	1.66	1.8	1.96	2.14	2.49	2.71	2.95	3.19	3.47	4.14	4.52	4.95	5.44	6.00	6.65	7.4	8.26	9.26	10.4	10.46	11.8	13.32	15.05	17	18.28	20.62	23.23
20	1.43	1.55	1.68	1.82	1.98	2.16	2.34	2.73	2.97	3.24	3.53	3.86	4.62	5.06	5.58	6.18	6.87	7.66	8.57	9.6	10.8	12.17	12.26	13.85	15.62	17.64	19.89	21.34	24.01	26.97
21	1.62	1.76	2.05	2.22	2.42	2.62	2.85	3.31	3.61	3.94	4.31	4.74	5.33	5.89	6.53	7.27	8.12	8.53	9.59	10.79	12.15	13.7	13.74	15.51	17.49	19.7	22.17	24.91	27.94	31.31
22	1.77	1.92	2.18	2.37	2.58	2.80	3.05	3.49	3.81	4.17	4.59	5.07	5.48	6.1	6.79	7.60	8.52	9.13	10.28	11.58	13.06	14.73	16.20	18.26	20.55	23.1	25.92	29.04	32.51	36.35
23	2.01	2.18	2.48	2.69	2.92	3.18	3.47	3.97	4.36	4.80	5.30	5.87	6.39	7.13	7.98	8.94	10.05	10.78	12.16	13.69	15.44	17.39	19.1	21.48	24.13	27.06	30.29	33.88	37.86	42.22
24	2.31	2.51	2.86	3.10	3.37	3.68	4.02	4.61	5.07	5.60	6.2	6.9	7.51	8.41	9.42	10.58	11.9	12.78	14.39	16.21	18.25	20.53	22.52	25.27	28.32	31.69	35.43	39.58	44.13	49.09
25	2.7	2.94	3.35	3.63	3.96	4.32	4.73	5.43	5.98	6.61	7.34	8.16	8.91	9.97	11.18	12.56	14.11	15.14	17.04	19.18	21.57	24.22	26.52	29.72	33.26	37.19	41.55	46.33	51.57	57.56
26	3.22	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.5	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11
27	3.49	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.5	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29
28	3.79	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.5	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06
29	4.12	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.5	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46
30	4.49	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.5	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41
31	4.89	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81
32	5.35	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78

(B17) 14706-00-00 Final                    144                3/12/2017

RGA Conversion Rates per 1000 -- Female Non-Smoker ALB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
33	5.87	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41
34	6.47	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73
35	7.15	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.50	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76
36	7.93	8.82	9.84	11.01	12.34	13.85	15.56	17.5	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	147.77	160.4	173.8
37	8.82	9.84	11.01	12.34	13.85	15.56	17.5	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	160.4	173.8	187.98
38	9.84	11.01	12.34	13.85	15.56	17.5	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	173.8	187.98	208.48
39	11.01	12.34	13.85	15.56	17.5	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	187.98	208.48	236.28
40	12.34	13.85	15.56	17.5	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	208.48	236.28	264.54
41	13.85	15.56	17.5	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95
42	15.56	17.5	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69
43	17.5	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75
44	19.67	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24
45	22.12	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24
46	24.84	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26
47	27.88	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64
48	31.26	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39
49	34.99	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44
50	39.15	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72
51	43.78	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	450.00	450.00	450.00
52	48.86	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	450.00	450.00	450.00
53	54.42	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00
54	60.50	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00
55	67.11	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00
56	74.29	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
57	82.06	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
58	90.46	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
59	99.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
60	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00

(B17) 14706-00-00 Final                    145                3/12/2017

RGA Conversion Rates per 1000 -- Female Non-Smoker ALB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
61	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	450	450.00	450	450	450	450	450	450.00	450	450	450	450	450
62	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	450.00	450	450	450	450	450	450.00	450	450	450	450	450
63	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450	450	450	450	450	450.00	450	450	450	450	450
64	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450	450	450	450	450	450.00	450	450	450	450	450
65	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450	450	450	450	450	450.00	450	450	450	450	450
66	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	450	450.00	450	450	450	450	450	450.00	450	450	450	450	450
67	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	450.00	450	450	450	450	450	450.00	450	450	450	450	450
68	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450	450	450	450	450	450.00	450	450	450	450	450
69	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450	450	450	450	450	450.00	450	450	450	450	450
70	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
71	305.69	331.75	356.24	379.24	398.26	410.64	422.39	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
72	331.75	356.24	379.24	398.26	410.64	422.39	433.44	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
73	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
74	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
75	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
76	410.64	422.39	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
77	422.39	433.44	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
78	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
79	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
80	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
81	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
82	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
83	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
84	450.00	450.00	450.00	450.00	450.00	450.00	450.00
85	450.00	450.00	450.00	450.00	450.00	450.00
86	450.00	450.00	450.00	450.00	450.00
87	450.00	450.00	450.00	450.00
88	450.00	450.00	450.00
89	450.00	450.00
90	450.00
91
92
(B17) 14706-00-00 Final                    146                3/12/2017

RGA Conversion Rates per 1000 -- Female Non-Smoker ALB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121

(B17) 14706-00-00 Final                    147                3/12/2017

RGA Conversion Rates per 1000 -- Female Non-Smoker ALB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
1	0.64	0.73	0.74	0.84	0.95	1.08	1.24	1.32	1.49	1.69	1.91	2.14	2.4	2.67	2.96	3.27	3.58	3.92	4.26	4.62	5	5.38	5.78	6.18	6.59	7	7.41	7.83	8.26	8.7
2	1.16	1.3	1.33	1.49	1.68	1.9	2.14	2.25	2.53	2.83	3.16	3.54	3.93	4.37	4.84	5.35	5.89	6.48	7.12	7.81	8.55	9.33	11.43	15.15	19.51	24.58	30.44	35.19	38.3	42.83
3	1.69	1.90	1.93	2.16	2.42	2.72	3.05	3.19	3.57	4	4.46	4.97	5.54	6.16	6.84	7.58	8.39	9.27	10.23	11.28	12.42	16.21	23.23	31.52	41.23	52.51	65.58	76.17	83.15	90.59
4	2.24	2.5	2.54	2.84	3.18	3.56	3.98	4.16	4.66	5.2	5.82	6.5	7.25	8.07	8.98	9.98	11.09	12.31	13.64	15.09	18.94	25.72	33.68	42.95	53.68	66.02	76.17	83.15	90.59	98.51
5	2.79	3.11	3.16	3.53	3.95	4.42	4.94	5.17	5.8	6.49	7.26	8.13	9.09	10.14	11.31	12.61	14.06	15.64	17.37	21.28	27.85	35.53	44.43	54.69	66.41	76.17	83.15	90.59	98.51	106.93
6	3.45	3.84	4.04	4.51	5.06	5.66	6.36	7.36	8.27	9.28	10.41	11.67	13.08	14.63	16.36	18.3	20.42	22.75	27.43	34.97	43.74	53.86	65.49	78.66	89.77	97.99	106.76	116.1	126.03	136.55
7	4.52	5.04	5.34	5.99	6.71	7.54	8.48	9.81	11.04	12.40	13.95	15.68	17.59	19.73	22.12	24.76	27.66	32.97	41.24	50.8	61.82	74.42	88.58	100.65	109.87	119.7	130.18	141.3	153.11	165.6
8	5.23	5.83	6.19	6.96	7.82	8.81	9.94	11.53	12.99	14.64	16.49	18.55	20.86	23.44	26.29	29.43	34.82	42.92	52.27	63	75.24	88.9	100.65	109.87	119.7	130.18	141.3	153.11	165.6	183.66
9	6.15	6.88	7.15	8.05	9.08	10.25	11.58	13.81	15.60	17.61	19.85	22.35	25.18	28.29	31.73	37.32	45.51	54.94	65.72	77.99	91.59	103.37	112.84	122.94	133.69	145.12	157.24	170.08	188.62	213.78
10	7.39	8.3	8.67	9.79	11.08	12.53	14.18	16.47	18.61	21.02	23.72	26.75	30.11	33.82	39.6	47.91	57.43	68.3	80.63	94.22	106.09	115.81	126.17	137.21	148.94	161.38	174.55	193.59	219.4	245.64
11	10.09	11.38	11.81	13.38	15.14	17.17	19.45	22.98	25.98	29.35	33.15	37.35	41.99	49.01	58.9	70.24	83.14	97.76	113.79	127.85	139.57	152.06	165.36	179.49	194.49	210.36	233.3	264.41	296.03	327.77
12	10.86	12.28	12.39	14.04	15.93	18.06	20.46	24.84	28.09	31.74	35.78	40.26	46.86	56.05	66.54	78.46	91.96	106.7	119.69	130.66	142.35	154.80	168.04	182.07	196.93	218.41	247.53	277.13	306.85	336.26
13	11.94	13.53	13.94	15.81	17.94	20.32	23	27.32	30.87	34.82	39.19	45.51	54.2	64.12	75.39	88.12	101.98	114.25	124.72	135.88	147.77	160.4	173.8	187.98	208.48	236.28	264.54	292.9	320.97	348.34
14	13.15	14.9	16.1	18.26	20.68	23.4	26.47	30.66	34.57	38.89	45.08	53.51	63.11	73.99	86.28	99.64	111.53	121.75	132.65	144.25	156.58	169.66	183.51	203.51	230.66	258.24	285.92	313.33	340.04	365.15
15	14.47	16.41	18.6	21.06	23.82	26.93	30.41	34.27	38.53	44.56	52.73	62.02	72.54	84.4	97.29	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24
16	16.78	19	21.5	24.28	27.42	30.94	34.83	39.12	45.14	53.25	62.46	72.87	84.59	97.35	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26
17	19.45	21.99	24.81	27.98	31.53	35.45	39.77	45.77	53.81	62.92	73.22	84.79	97.41	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64
18	22.57	25.43	28.63	32.21	36.16	40.5	46.48	54.45	63.45	73.61	85.02	97.48	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39
19	26.14	29.39	33.01	37	41.37	47.33	55.2	64.08	74.09	85.29	97.56	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44
20	30.27	33.95	37.99	42.42	48.36	56.12	64.86	74.67	85.63	97.66	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72
21	35.06	39.17	43.68	49.6	57.23	65.8	75.38	86.07	97.8	108.81	118.78	129.41	140.73	152.76	165.52	179.03	198.55	225.03	251.94	278.95	305.69	331.75	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450.00
22	40.58	45.19	51.1	58.58	66.95	76.27	86.62	102.89	114.25	124.72	135.88	147.77	160.4	173.8	187.98	208.48	236.28	264.54	292.9	320.97	348.34	374.05	398.20	418.17	431.17	443.51	450	450.00	450.00	450.00
23	46.98	52.91	60.21	68.33	77.35	87.31	98.24	114.25	124.72	135.88	147.77	160.4	173.8	187.98	208.48	236.28	264.54	292.9	320.97	348.34	374.05	398.20	418.17	431.17	443.51	450	450.00	450	450.00	450.00
24	55.05	62.15	69.99	78.65	88.16	98.54	108.81	124.72	135.88	147.77	160.4	173.8	187.98	208.48	236.28	264.54	292.9	320.97	348.34	374.05	398.20	418.17	431.17	443.51	450	450.00	450	450	450.00	450.00
25	64.44	71.97	80.21	89.21	98.93	108.81	118.78	135.88	147.77	160.4	173.8	187.98	208.48	236.28	264.54	292.9	320.97	348.34	374.05	398.20	418.17	431.17	443.51	450	450.00	450	450	450	450.00	450.00
26	74.29	82.06	92.72	101.9	111.53	121.75	132.65	165.36	179.49	194.49	210.36	233.3	264.41	296.03	327.77	359.19	389.81	418.58	445.61	450	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
27	82.06	90.46	101.9	111.53	121.75	132.65	144.25	179.49	194.49	210.36	233.3	264.41	296.03	327.77	359.19	389.81	418.58	445.61	450	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
28	90.46	99.41	111.53	121.75	132.65	144.25	156.58	194.49	210.36	233.3	264.41	296.03	327.77	359.19	389.81	418.58	445.61	450	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
29	99.41	108.81	121.75	132.65	144.25	156.58	169.66	210.36	233.3	264.41	296.03	327.77	359.19	389.81	418.58	445.61	450	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
30	108.81	118.78	132.65	144.25	156.58	169.66	183.51	233.3	264.41	296.03	327.77	359.19	389.81	418.58	445.61	450	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
31	118.78	129.41	158.32	171.86	186.21	201.41	223.37	230.66	258.24	285.92	313.33	340.04	365.15	388.72	408.22	420.91	432.95	444.28	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
32	129.41	140.73	171.86	186.21	201.41	223.37	253.16	258.24	285.92	313.33	340.04	365.15	388.72	408.22	420.91	432.95	444.28	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00

(B17) 14706-00-00 Final                    148                3/12/2017

RGA Conversion Rates per 1000 -- Female Non-Smoker ALB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
33	140.73	152.76	186.21	201.41	223.37	253.16	283.43	285.92	313.33	340.04	365.15	388.72	408.22	420.91	432.95	444.28	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
34	152.76	165.52	201.41	223.37	253.16	283.43	313.82	313.33	340.04	365.15	388.72	408.22	420.91	432.95	444.28	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
35	165.52	179.03	223.37	253.16	283.43	313.82	343.9	340.04	365.15	388.72	408.22	420.91	432.95	444.28	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
36	187.98	208.48	225.03	251.94	278.95	305.69	331.75	374.05	398.2	418.17	431.17	443.51	450	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
37	208.48	236.28	251.94	278.95	305.69	331.75	356.24	398.2	418.17	431.17	443.51	450	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
38	236.28	264.54	278.95	305.69	331.75	356.24	379.24	418.17	431.17	443.51	450	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
39	264.54	292.9	305.69	331.75	356.24	379.24	398.26	431.17	443.51	450	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
40	292.9	320.97	331.75	356.24	379.24	398.26	410.64	443.51	450	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
41	305.69	331.75	356.24	379.24	398.26	410.64	422.39	450	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
42	331.75	356.24	379.24	398.26	410.64	422.39	433.44	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
43	356.24	379.24	398.26	410.64	422.39	433.44	443.72	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
44	379.24	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
45	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
46	410.64	422.39	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
47	422.39	433.44	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
48	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
49	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
50	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
51	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
52	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
53	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
54	450.00	450.00	450.00	450.00	450.00	450.00	450.00
55	450.00	450.00	450.00	450.00	450.00	450.00
56	450.00	450.00	450.00	450.00	450.00
57	450.00	450.00	450.00	450.00
58	450.00	450.00	450.00
59	450.00	450.00
60	450.00

(B17) 14706-00-00 Final                    149                3/12/2017

RGA Conversion Rates per 1000 -- Female Non-Smoker ALB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92

(B17) 14706-00-00 Final                    150                3/12/2017

RGA Conversion Rates per 1000 -- Female Non-Smoker ALB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
(B17) 14706-00-00 Final                    151                3/12/2017

RGA Conversion Rates per 1000 -- Female Smoker ALB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
1	0.24	0.21	0.18	0.13	0.11	0.11	0.1	0.1	0.09	0.09	0.08	0.08	0.10	0.11	0.14	0.17	0.18	0.18	0.56	0.51	0.47	0.42	0.37	0.33	0.3	0.28	0.27	0.26	0.26	0.26	0.26
2	0.21	0.18	0.13	0.11	0.11	0.1	0.1	0.09	0.09	0.08	0.08	0.1	0.12	0.16	0.18	0.2	0.21	0.21	0.51	0.47	0.42	0.37	0.33	0.31	0.29	0.28	0.28	0.28	0.29	0.31	0.32
3	0.18	0.13	0.11	0.11	0.1	0.1	0.09	0.09	0.08	0.09	0.11	0.13	0.17	0.19	0.22	0.23	0.23	0.22	0.47	0.42	0.37	0.33	0.31	0.29	0.28	0.28	0.28	0.3	0.31	0.32	0.36
4	0.13	0.11	0.11	0.1	0.1	0.09	0.09	0.08	0.09	0.11	0.14	0.18	0.2	0.23	0.24	0.24	0.23	0.22	0.42	0.37	0.33	0.31	0.29	0.28	0.28	0.28	0.3	0.32	0.32	0.36	0.37
5	0.11	0.11	0.1	0.1	0.09	0.09	0.08	0.09	0.11	0.14	0.18	0.2	0.23	0.24	0.25	0.24	0.23	0.22	0.37	0.33	0.31	0.29	0.28	0.28	0.28	0.3	0.32	0.33	0.36	0.37	0.4
6	0.13	0.12	0.12	0.11	0.11	0.1	0.11	0.13	0.18	0.22	0.26	0.30	0.31	0.31	0.30	0.29	0.29	0.28	0.42	0.39	0.36	0.35	0.35	0.35	0.37	0.4	0.42	0.46	0.45	0.48	0.53
7	0.13	0.13	0.12	0.12	0.11	0.12	0.15	0.2	0.25	0.31	0.34	0.36	0.36	0.34	0.33	0.33	0.32	0.31	0.43	0.4	0.39	0.40	0.42	0.44	0.48	0.49	0.53	0.56	0.56	0.62	0.69
8	0.13	0.12	0.12	0.11	0.12	0.14	0.19	0.24	0.29	0.33	0.35	0.35	0.34	0.33	0.33	0.32	0.31	0.32	0.41	0.41	0.42	0.45	0.47	0.49	0.52	0.55	0.59	0.62	0.65	0.7	0.78
9	0.12	0.12	0.1	0.12	0.14	0.18	0.23	0.29	0.32	0.35	0.36	0.35	0.33	0.32	0.32	0.31	0.3	0.31	0.45	0.46	0.46	0.48	0.52	0.55	0.6	0.63	0.66	0.71	0.74	0.81	0.9
10	0.12	0.1	0.12	0.14	0.18	0.23	0.29	0.32	0.35	0.36	0.36	0.35	0.33	0.32	0.32	0.31	0.31	0.3	0.48	0.49	0.52	0.54	0.58	0.61	0.67	0.71	0.76	0.81	0.85	0.94	1.03
11	0.13	0.14	0.17	0.22	0.28	0.35	0.39	0.42	0.43	0.43	0.42	0.42	0.41	0.39	0.39	0.38	0.38	0.38	0.63	0.66	0.69	0.73	0.76	0.81	0.88	0.94	0.99	1.09	1.14	1.26	1.39
12	0.14	0.16	0.22	0.27	0.34	0.38	0.41	0.42	0.42	0.41	0.41	0.41	0.39	0.38	0.36	0.36	0.36	0.39	0.65	0.68	0.7	0.74	0.81	0.86	0.93	0.99	1.07	1.17	1.18	1.3	1.45
13	0.15	0.2	0.26	0.32	0.36	0.38	0.4	0.4	0.38	0.38	0.38	0.37	0.37	0.36	0.36	0.36	0.36	0.38	0.66	0.69	0.73	0.79	0.84	0.91	0.97	1.03	1.11	1.24	1.23	1.37	1.53
14	0.2	0.26	0.32	0.36	0.38	0.4	0.4	0.38	0.38	0.38	0.38	0.37	0.37	0.36	0.37	0.37	0.38	0.40	0.71	0.75	0.80	0.87	0.93	0.99	1.06	1.15	1.25	1.39	1.3	1.44	1.62
15	0.25	0.31	0.34	0.37	0.38	0.38	0.37	0.37	0.37	0.37	0.37	0.36	0.36	0.36	0.37	0.38	0.39	0.4	0.75	0.81	0.88	0.93	1.00	1.09	1.15	1.25	1.38	1.53	1.45	1.61	1.8
16	0.29	0.32	0.35	0.36	0.36	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.36	0.37	0.38	0.4	0.44	0.79	0.87	0.94	1.01	1.09	1.18	1.28	1.37	1.5	1.64	1.65	1.82	2.02
17	0.29	0.32	0.33	0.33	0.32	0.32	0.32	0.32	0.32	0.32	0.32	0.33	0.34	0.35	0.36	0.38	0.41	0.42	0.83	0.9	0.99	1.07	1.17	1.25	1.34	1.45	1.56	1.71	1.78	1.95	2.16
18	0.32	0.33	0.33	0.32	0.32	0.32	0.32	0.32	0.32	0.32	0.33	0.34	0.36	0.37	0.39	0.42	0.45	0.51	0.95	1.03	1.13	1.24	1.33	1.43	1.53	1.65	1.79	1.93	2.01	2.19	2.41
19	0.33	0.33	0.32	0.32	0.32	0.32	0.32	0.32	0.32	0.33	0.34	0.36	0.38	0.4	0.42	0.46	0.49	0.51	1.07	1.18	1.28	1.39	1.49	1.62	1.73	1.85	2	2.16	2.24	2.45	2.71
20	0.33	0.32	0.32	0.32	0.32	0.32	0.32	0.32	0.33	0.34	0.36	0.38	0.4	0.43	0.46	0.5	0.54	0.56	1.18	1.29	1.41	1.53	1.65	1.76	1.91	2.07	2.23	2.4	2.48	2.72	3.03
21	0.32	0.32	0.32	0.32	0.32	0.32	0.32	0.33	0.34	0.37	0.39	0.41	0.44	0.47	0.52	0.56	0.6	0.65	1.32	1.45	1.58	1.7	1.83	1.96	2.13	2.32	2.52	2.73	2.84	3.12	3.47
22	0.31	0.31	0.31	0.31	0.31	0.31	0.32	0.33	0.35	0.37	0.39	0.42	0.45	0.49	0.53	0.57	0.62	0.66	1.38	1.51	1.63	1.75	1.9	2.05	2.24	2.45	2.65	2.89	3.08	3.40	3.78
23	0.31	0.31	0.31	0.31	0.31	0.32	0.33	0.35	0.37	0.39	0.42	0.45	0.49	0.53	0.57	0.62	0.66	0.72	1.52	1.63	1.75	1.9	2.06	2.26	2.52	2.77	2.98	3.26	3.46	3.79	4.2
24	0.31	0.31	0.31	0.31	0.32	0.33	0.35	0.37	0.39	0.42	0.45	0.49	0.53	0.57	0.62	0.67	0.71	0.75	1.64	1.77	1.92	2.08	2.28	2.54	2.87	3.13	3.35	3.65	3.89	4.24	4.67
25	0.31	0.31	0.31	0.32	0.33	0.35	0.37	0.39	0.42	0.45	0.49	0.53	0.57	0.62	0.67	0.71	0.76	0.78	1.77	1.93	2.1	2.3	2.56	2.89	3.26	3.58	3.87	4.25	4.54	4.98	5.44
26	0.3	0.3	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	0.6	0.65	0.69	0.74	0.79	0.84	1.89	2.05	2.25	2.52	2.84	3.21	3.6	4.02	4.46	4.93	5.43	5.95	6.52
27	0.3	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	0.6	0.65	0.69	0.74	0.79	0.84	1.89	2.05	2.25	2.52	2.84	3.21	3.6	4.02	4.46	4.93	5.43	5.95	6.52	7.13
28	0.31	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	0.6	0.65	0.69	0.74	0.79	0.84	1.89	2.05	2.25	2.52	2.84	3.21	3.6	4.02	4.46	4.93	5.43	5.95	6.52	7.13	7.79
29	0.32	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	0.6	0.65	0.69	0.74	0.79	0.84	1.89	2.05	2.25	2.52	2.84	3.21	3.6	4.02	4.46	4.93	5.43	5.95	6.52	7.13	7.79	8.53
30	0.34	0.36	0.38	0.41	0.44	0.48	0.52	0.56	0.6	0.65	0.69	0.74	0.79	0.84	1.89	2.05	2.25	2.52	2.84	3.21	3.6	4.02	4.46	4.93	5.43	5.95	6.52	7.13	7.79	8.53	9.35
31	0.36	0.38	0.41	0.44	0.48	0.52	0.56	0.60	0.65	0.69	0.74	0.79	0.84	1.89	2.05	2.25	2.52	2.84	3.21	3.6	4.02	4.46	4.93	5.43	5.95	6.52	7.13	7.79	8.53	9.35	10.25
32	0.38	0.41	0.44	0.48	0.52	0.56	0.60	0.65	0.69	0.74	0.79	0.84	1.89	2.05	2.25	2.52	2.84	3.21	3.6	4.02	4.46	4.93	5.43	5.95	6.52	7.13	7.79	8.53	9.35	10.25	11.25

(B17) 14706-00-00 Final                    152                3/12/2017

RGA Conversion Rates per 1000 -- Female Smoker ALB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
33	0.41	0.44	0.48	0.52	0.56	0.60	0.65	0.69	0.74	0.79	0.84	1.89	2.05	2.25	2.52	2.84	3.21	3.6	4.02	4.46	4.93	5.43	5.95	6.52	7.13	7.79	8.53	9.35	10.25	11.25	12.39
34	0.44	0.48	0.52	0.56	0.60	0.65	0.69	0.74	0.79	0.84	1.89	2.05	2.25	2.52	2.84	3.21	3.6	4.02	4.46	4.93	5.43	5.95	6.52	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68
35	0.48	0.52	0.56	0.60	0.65	0.69	0.74	0.79	0.84	1.89	2.05	2.25	2.52	2.84	3.21	3.6	4.02	4.46	4.93	5.43	5.95	6.52	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15
36	0.52	0.56	0.6	0.65	0.69	0.74	0.79	0.84	1.89	2.05	2.25	2.52	2.84	3.21	3.6	4.02	4.46	4.93	5.43	5.95	6.52	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81
37	0.56	0.6	0.65	0.69	0.74	0.79	0.84	1.89	2.05	2.25	2.52	2.84	3.21	3.6	4.02	4.46	4.93	5.43	5.95	6.52	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69
38	0.6	0.65	0.69	0.74	0.79	0.84	1.89	2.05	2.25	2.52	2.84	3.21	3.6	4.02	4.46	4.93	5.43	5.95	6.52	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79
39	0.65	0.69	0.74	0.79	0.84	1.89	2.05	2.25	2.52	2.84	3.21	3.6	4.02	4.46	4.93	5.43	5.95	6.52	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16
40	0.69	0.74	0.79	0.84	1.89	2.05	2.25	2.52	2.84	3.21	3.6	4.02	4.46	4.93	5.43	5.95	6.52	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8
41	0.74	0.79	0.84	1.89	2.05	2.25	2.52	2.84	3.21	3.6	4.02	4.46	4.93	5.43	5.95	6.52	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71
42	0.79	0.84	1.89	2.05	2.25	2.52	2.84	3.21	3.6	4.02	4.46	4.93	5.43	5.95	6.52	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91
43	0.84	1.89	2.05	2.25	2.52	2.84	3.21	3.6	4.02	4.46	4.93	5.43	5.95	6.52	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39
44	1.89	2.05	2.25	2.52	2.84	3.21	3.6	4.02	4.46	4.93	5.43	5.95	6.52	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14
45	2.05	2.25	2.52	2.84	3.21	3.6	4.02	4.46	4.93	5.43	5.95	6.52	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16
46	2.25	2.52	2.84	3.21	3.6	4.02	4.46	4.93	5.43	5.95	6.52	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44
47	2.52	2.84	3.21	3.6	4.02	4.46	4.93	5.43	5.95	6.52	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96
48	2.84	3.21	3.6	4.02	4.46	4.93	5.43	5.95	6.52	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72
49	3.21	3.6	4.02	4.46	4.93	5.43	5.95	6.52	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.7
50	3.6	4.02	4.46	4.93	5.43	5.95	6.52	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.7	66.92
51	4.02	4.46	4.93	5.43	5.95	6.52	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.7	66.92	72.48
52	4.46	4.93	5.43	5.95	6.52	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.7	66.92	72.48	78.4
53	4.93	5.43	5.95	6.52	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.7	66.92	72.48	78.4	84.65
54	5.43	5.95	6.52	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.7	66.92	72.48	78.4	84.65	91.24
55	5.95	6.52	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.7	66.92	72.48	78.4	84.65	91.24	98.2
56	6.52	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.7	66.92	72.48	78.4	84.65	91.24	98.2	105.59
57	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.7	66.92	72.48	78.4	84.65	91.24	98.2	105.59	113.44
58	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.7	66.92	72.48	78.4	84.65	91.24	98.2	105.59	113.44	121.79
59	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.7	66.92	72.48	78.4	84.65	91.24	98.2	105.59	113.44	121.79	130.75
60	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.7	66.92	72.48	78.4	84.65	91.24	98.2	105.59	113.44	121.79	130.75	140.17

(B17) 14706-00-00 Final                    153                3/12/2017

RGA Conversion Rates per 1000 -- Female Smoker ALB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
61	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.80	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96
62	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.80	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20
63	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.80	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05
64	13.68	15.15	16.81	18.69	20.79	23.16	25.80	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57
65	15.15	16.81	18.69	20.79	23.16	25.80	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.60
66	16.81	18.69	20.79	23.16	25.80	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.60	207.22
67	18.69	20.79	23.16	25.80	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.60	207.22	220.41
68	20.79	23.16	25.80	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97
69	23.16	25.80	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11
70	25.80	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51
71	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46
72	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25
73	35.39	39.14	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03
74	39.14	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59
75	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83
76	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26
77	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64
78	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39
79	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44
80	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72
81	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	450.00	450.00	450.00
82	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	450.00	450.00	450.00
83	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00
84	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00
85	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00
86	110.87	119.11	127.88	137.29	147.18	157.46	168.21	179.60	191.70	204.33	217.58	231.43	251.97	280.47	308.19	334.38	358.31	379.08	395.42	407.22	418.17	431.17	443.51	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
87	119.11	127.88	137.29	147.18	157.46	168.21	179.60	191.70	204.33	217.58	231.43	251.97	280.47	308.19	334.38	358.31	379.08	395.42	407.22	418.17	431.17	443.51	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
88	127.88	137.29	147.18	157.46	168.21	179.60	191.70	204.33	217.58	231.43	251.97	280.47	308.19	334.38	358.31	379.08	395.42	407.22	418.17	431.17	443.51	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
89	137.29	147.18	157.46	168.21	179.60	191.70	204.33	217.58	231.43	251.97	280.47	308.19	334.38	358.31	379.08	395.42	407.22	418.17	431.17	443.51	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
90	147.18	157.46	168.21	179.60	191.70	204.33	217.58	231.43	251.97	280.47	308.19	334.38	358.31	379.08	395.42	407.22	418.17	431.17	443.51	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
91	164.96	176.22	188.16	200.83	214.06	227.94	242.45	263.97	293.82	322.86	350.31	375.38	397.13	414.25	426.61	438.09	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
92	176.22	188.16	200.83	214.06	227.94	242.45	263.97	293.82	322.86	350.31	375.38	397.13	414.25	426.61	438.09	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00

(B17) 14706-00-00 Final                    154                3/12/2017

RGA Conversion Rates per 1000 -- Female Smoker ALB
Original Issue Age
Cur Dur	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
93	188.16	200.83	214.06	227.94	242.45	263.97	293.82	322.86	350.31	375.38	397.13	414.25	426.61	438.09	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
94	200.83	214.06	227.94	242.45	263.97	293.82	322.86	350.31	375.38	397.13	414.25	426.61	438.09	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
95	214.06	227.94	242.45	263.97	293.82	322.86	350.31	375.38	397.13	414.25	426.61	438.09	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
96	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
97	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
98	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
99	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
100	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
101	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
102	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
103	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
104	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
105	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
106	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
107	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
108	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
109	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
110	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
111	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
112	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
113	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
114	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
115	450.00	450.00	450.00	450.00	450.00	450.00	450.00
116	450.00	450.00	450.00	450.00	450.00	450.00
117	450.00	450.00	450.00	450.00	450.00
118	450.00	450.00	450.00	450.00
119	450.00	450.00	450.00
120	450.00	450.00
121	450.00

(B17) 14706-00-00 Final                    155                3/12/2017

RGA Conversion Rates per 1000 -- Female Smoker ALB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
1	0.26	0.27	0.3	0.31	0.32	0.32	0.33	0.35	0.36	0.37	0.4	0.44	0.47	0.52	0.6	0.67	0.74	0.83	0.91	0.99	1.08	1.15	1.23	1.33	1.42	1.54	1.67	1.67	1.82	1.99
2	0.34	0.35	0.39	0.4	0.41	0.42	0.45	0.5	0.54	0.58	0.67	0.76	0.81	0.89	1.00	1.10	1.21	1.37	1.49	1.62	1.76	1.89	2.04	2.21	2.39	2.62	2.88	2.9	3.22	3.59
3	0.37	0.40	0.45	0.47	0.5	0.53	0.58	0.64	0.72	0.81	0.91	1.01	1.07	1.20	1.34	1.48	1.62	1.82	1.99	2.18	2.39	2.59	2.83	3.11	3.43	3.78	4.18	4.25	4.73	5.26
4	0.40	0.43	0.48	0.52	0.58	0.64	0.7	0.81	0.92	1.02	1.14	1.27	1.34	1.49	1.65	1.82	2.01	2.28	2.51	2.75	3.02	3.32	3.67	4.08	4.5	4.99	5.54	5.64	6.25	6.92
5	0.43	0.47	0.55	0.61	0.68	0.76	0.85	0.98	1.09	1.22	1.37	1.53	1.60	1.77	1.97	2.19	2.41	2.74	3.03	3.37	3.73	4.13	4.58	5.09	5.64	6.26	6.94	7.03	7.77	8.57
6	0.57	0.65	0.71	0.79	0.89	1	1.12	1.16	1.3	1.44	1.60	1.79	1.93	2.14	2.39	2.66	2.94	3.46	3.85	4.28	4.74	5.26	5.84	6.48	7.16	7.94	8.77	8.64	9.5	10.42
7	0.77	0.85	0.87	0.98	1.09	1.23	1.38	1.45	1.62	1.81	2.02	2.26	2.46	2.73	3.05	3.39	3.77	4.53	5.03	5.61	6.22	6.89	7.45	8.23	9.08	9.99	10.99	11.16	12.22	13.35
8	0.87	0.97	1.03	1.13	1.27	1.42	1.58	1.61	1.81	2.01	2.25	2.52	2.81	3.14	3.5	3.89	4.32	5.20	5.77	6.39	7.05	7.78	8.56	9.43	10.36	11.36	12.42	12.57	13.71	14.92
9	1	1.11	1.12	1.26	1.41	1.57	1.76	1.88	2.11	2.36	2.64	2.95	3.29	3.66	4.08	4.53	5.02	6.13	6.77	7.48	8.23	9.05	9.92	10.87	11.9	12.98	14.13	14.28	15.52	16.86
10	1.14	1.27	1.29	1.45	1.63	1.82	2.04	2.18	2.44	2.75	3.06	3.41	3.9	4.33	4.82	5.32	5.88	7.33	8.05	8.83	9.68	10.58	11.57	12.61	13.72	14.94	16.25	16.44	17.86	19.36
11	1.55	1.75	1.78	1.98	2.23	2.51	2.83	2.93	3.27	3.65	4.08	4.53	5.37	5.96	6.58	7.25	7.98	9.88	10.84	11.85	12.92	14.06	15.58	16.94	18.41	19.99	21.72	21.39	23.23	25.21
12	1.63	1.83	1.8	2.03	2.29	2.58	2.89	3.09	3.45	3.84	4.28	4.78	5.67	6.25	6.89	7.57	8.29	10.3	11.25	12.25	13.31	14.46	15.71	17.06	18.54	20.13	21.85	21.85	23.76	25.82
13	1.73	1.94	1.9	2.13	2.4	2.7	3.02	3.39	3.78	4.2	4.67	5.18	6.16	6.78	7.44	8.15	8.9	11.06	12.04	13.08	14.21	15.42	16.75	18.18	19.75	21.46	23.35	22.83	24.83	27.02
14	1.83	2.05	2.14	2.4	2.7	3.03	3.39	3.78	4.2	4.67	5.18	5.73	6.78	7.45	8.16	8.9	9.71	12.05	13.1	14.21	15.42	16.76	17.46	18.98	20.64	22.5	24.53	23.89	26.05	28.39
15	2.01	2.25	2.4	2.7	3.03	3.39	3.78	4.2	4.67	5.18	5.73	6.31	7.62	8.35	9.11	9.93	10.82	13.1	14.21	15.45	16.79	18.28	18.68	20.36	22.22	24.24	26.45	25.11	27.4	29.89
16	2.26	2.52	2.7	3.03	3.39	3.78	4.2	5.02	5.57	6.16	6.78	7.45	8.92	9.73	10.61	11.56	12.56	14.5	15.79	17.21	18.75	20.45	20.55	22.46	24.55	26.84	29.35	27.88	30.43	33.18
17	2.41	2.7	3.03	3.39	3.78	4.2	4.67	5.57	6.16	6.78	7.45	8.16	9.73	10.61	11.56	12.56	13.67	14.9	16.27	17.78	19.45	21.28	20.82	22.8	24.97	27.34	29.89	31.09	33.92	36.95
18	2.7	3.03	3.39	3.78	4.2	4.67	5.18	6.16	6.78	7.45	8.16	8.9	10.61	11.56	12.56	13.67	14.96	16.39	17.97	19.72	21.63	23.75	23.29	25.55	28	30.64	33.48	34.8	37.91	41.22
19	3.03	3.39	3.78	4.2	4.67	5.18	5.73	6.78	7.45	8.16	8.9	9.71	11.56	12.56	13.69	15.03	16.53	18.19	20.02	22.05	24.29	26.71	26.23	28.78	31.52	34.46	37.6	39.01	42.42	46.06
20	3.39	3.78	4.2	4.67	5.18	5.73	6.31	7.45	8.16	8.9	9.71	10.58	12.56	13.72	15.12	16.70	18.45	20.37	22.5	24.83	27.4	30.17	29.63	32.51	35.57	38.83	42.3	43.8	47.53	51.51
21	3.87	4.31	5.14	5.7	6.3	6.94	7.62	8.92	9.73	10.61	11.56	12.56	14.06	15.56	17.23	19.09	21.17	21.99	24.36	26.96	29.73	32.75	31.98	35.05	38.31	41.75	45.39	49.25	53.33	57.73
22	4.2	4.67	5.44	6.02	6.63	7.28	7.97	9.11	9.93	10.82	11.78	12.97	14.06	15.61	17.35	19.30	21.46	22.72	25.2	27.9	30.79	33.91	36.33	39.75	43.37	47.19	51.21	55.45	59.98	64.85
23	4.67	5.18	6.02	6.63	7.28	7.97	8.69	9.93	10.82	11.80	13.01	14.47	15.75	17.57	19.60	21.85	24.36	25.84	28.69	31.78	35.09	38.62	41.31	45.14	49.18	53.43	57.88	62.6	67.64	72.97
24	5.18	5.73	6.63	7.28	7.97	8.69	9.48	10.82	11.81	13.06	14.54	16.21	17.71	19.81	22.17	24.79	27.69	29.44	32.72	36.25	40.03	44.03	47.09	51.4	55.91	60.61	65.59	70.88	76.45	82.31
25	5.95	6.51	7.47	8.18	8.97	9.86	10.88	12.60	13.95	15.49	17.24	19.24	20.99	23.46	26.19	29.21	32.53	34.44	38.11	42.07	46.26	50.67	53.94	58.67	63.60	68.84	74.4	80.27	86.45	93.42
26	7.13	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59
27	7.79	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44
28	8.53	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79
29	9.35	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75
30	10.25	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17
31	11.25	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96
32	12.39	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20
(B17) 14706-00-00 Final                    156                3/12/2017

RGA Conversion Rates per 1000 -- Female Smoker ALB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
33	13.68	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05
34	15.15	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57
35	16.81	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.70	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.6
36	18.69	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.7	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	191.7	204.33	217.58
37	20.79	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.7	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	204.33	217.58	231.43
38	23.16	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.7	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.6	217.58	231.43	251.97
39	25.8	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.7	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.6	207.22	231.43	251.97	280.47
40	28.71	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.7	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.6	207.22	220.41	251.97	280.47	308.19
41	31.91	35.39	39.14	43.16	47.44	51.96	56.72	61.7	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46
42	35.39	39.14	43.16	47.44	51.96	56.72	61.7	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25
43	39.14	43.16	47.44	51.96	56.72	61.7	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03
44	43.16	47.44	51.96	56.72	61.7	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59
45	47.44	51.96	56.72	61.7	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83
46	51.96	56.72	61.7	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26
47	56.72	61.7	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64
48	61.7	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39
49	66.92	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44
50	72.48	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72
51	78.40	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	450.00	450.00	450.00
52	84.65	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	450.00	450.00	450.00
53	91.24	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00
54	98.20	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00
55	105.59	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00
56	113.44	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
57	121.79	130.75	140.17	149.96	160.20	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
58	130.75	140.17	149.96	160.20	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
59	140.17	149.96	160.20	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
60	149.96	160.20	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00

(B17) 14706-00-00 Final                    157                3/12/2017

RGA Conversion Rates per 1000 -- Female Smoker ALB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
61	160.2	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
62	171.05	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
63	182.57	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
64	194.60	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
65	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
66	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
67	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
68	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
69	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
70	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
71	341.25	361.03	376.59	387.83	398.26	410.64	422.39	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
72	361.03	376.59	387.83	398.26	410.64	422.39	433.44	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
73	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
74	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
75	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
76	410.64	422.39	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
77	422.39	433.44	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
78	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
79	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
80	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
81	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
82	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
83	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
84	450.00	450.00	450.00	450.00	450.00	450.00	450.00
85	450.00	450.00	450.00	450.00	450.00	450.00
86	450.00	450.00	450.00	450.00	450.00
87	450.00	450.00	450.00	450.00
88	450.00	450.00	450.00
89	450.00	450.00
90	450.00
91
92

(B17) 14706-00-00 Final                    158                3/12/2017

RGA Conversion Rates per 1000 -- Female Smoker ALB
Original Issue Age
Cur Dur	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121

(B17) 14706-00-00 Final                    159                3/12/2017

RGA Conversion Rates per 1000 -- Female Smoker ALB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
1	2.21	2.47	2.51	2.82	3.16	3.53	3.95	4.1	4.53	4.98	5.45	5.92	6.4	6.9	7.41	7.92	8.46	9	9.56	10.15	10.77	11.39	12.01	12.64	13.26	13.86	14.43	14.97	15.47	15.97
2	3.99	4.45	4.52	5.01	5.54	6.13	6.74	6.87	7.48	8.11	8.75	9.42	10.09	10.8	11.54	12.30	13.1	13.96	14.88	15.89	16.95	18.08	21.66	27.87	34.57	41.81	49.5	54.53	57.16	64.64
3	5.84	6.48	6.51	7.16	7.87	8.6	9.37	9.49	10.25	11.03	11.84	12.66	13.53	14.44	15.39	16.4	17.47	18.64	19.93	21.32	22.84	29.01	40.21	52.26	65.28	79.14	93.72	104.97	112.14	119.74
4	7.65	8.45	8.43	9.23	10.07	10.94	11.84	11.91	12.81	13.73	14.69	15.69	16.73	17.83	19.01	20.29	21.68	23.22	24.91	26.76	32.66	43.02	54.34	66.69	79.96	94	104.97	112.14	119.74	127.8
5	9.41	10.32	10.25	11.15	12.11	13.1	14.12	14.16	15.19	16.25	17.35	18.52	19.78	21.11	22.55	24.15	25.94	27.92	30.11	35.85	45.65	56.43	68.23	80.95	94.37	104.97	112.14	119.74	127.8	136.22
6	11.41	12.44	12.73	13.8	14.91	16.09	17.3	19.16	20.52	21.95	23.49	25.11	26.86	28.77	30.9	33.3	35.95	38.88	45.62	56.69	68.9	82.24	96.62	111.69	123.72	132.17	141.12	150.62	160.55	170.96
7	14.54	15.78	16.21	17.54	18.93	20.38	21.9	24.15	25.88	27.74	29.74	31.9	34.28	36.92	39.91	43.23	46.93	54.5	66.52	79.75	94.2	109.7	125.75	138.71	148.19	158.22	168.88	180.01	191.68	203.88
8	16.19	17.55	17.99	19.44	20.96	22.57	24.28	26.83	28.83	31.00	33.35	35.93	38.82	42.09	45.71	49.75	57.39	69.10	81.97	95.98	110.92	126.23	138.71	148.19	158.22	168.88	180.01	191.68	203.88	221.97
9	18.29	19.8	19.78	21.38	23.07	24.88	26.8	30.49	32.86	35.45	38.29	41.49	45.09	49.09	53.55	61.45	73.23	86.15	100.13	114.98	130.06	142.46	152.19	162.5	173.44	184.87	196.86	209.39	227.97	253.75
10	21	22.76	22.82	24.68	26.69	28.83	31.16	34.57	37.39	40.47	43.93	47.85	52.18	57.03	65.18	77.03	89.99	104	118.86	133.81	146.21	156.2	166.77	178.01	189.74	202.04	214.9	233.97	260.43	286.17
11	27.35	29.68	29.55	32.02	34.68	37.58	40.7	46.06	49.96	54.33	59.24	64.68	70.75	80.56	94.63	109.99	126.52	144.02	161.56	176.2	188.24	200.98	214.52	228.66	243.48	258.98	281.96	313.85	344.87	374.19
12	28.05	30.48	29.5	32.02	34.75	37.71	40.93	47.72	51.95	56.68	61.94	67.76	76.93	89.89	104.02	119.24	135.34	151.44	164.96	176.22	188.16	200.83	214.06	227.94	242.45	263.97	293.82	322.86	350.31	375.38
13	29.41	32.01	31.63	34.38	37.37	40.63	44.17	50.51	55.14	60.24	65.89	74.58	86.74	100.03	114.33	129.51	144.68	157.46	168.21	179.6	191.70	204.33	217.58	231.43	251.97	280.47	308.19	334.38	358.31	379.08
14	30.92	33.66	34.89	37.96	41.28	44.91	48.91	54.7	59.75	65.32	73.76	85.44	98.21	111.98	126.61	141.28	153.71	164.21	175.33	187.13	199.47	212.4	225.92	245.97	273.79	300.85	326.42	349.78	370.06	386
15	32.57	35.46	38.59	41.99	45.68	49.74	54.24	59.2	64.64	72.77	84	96.28	109.54	123.65	137.87	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83
16	36.14	39.35	42.8	46.52	50.61	55.15	60.11	65.55	73.61	84.65	96.71	109.78	123.73	137.87	149.96	160.20	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26
17	40.19	43.7	47.49	51.63	56.17	61.15	66.59	74.52	85.37	97.22	110.06	123.82	137.87	149.96	160.20	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64
18	44.78	48.61	52.8	57.39	62.36	67.74	75.56	86.21	97.85	110.44	123.95	137.87	149.96	160.20	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39
19	49.94	54.17	58.79	63.76	69.16	76.88	87.27	98.63	110.96	124.19	137.91	149.96	160.20	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44
20	55.8	60.46	65.48	70.89	78.48	88.6	99.65	111.63	124.49	137.98	149.96	160.20	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72
21	62.47	67.56	73.01	80.44	90.24	100.92	112.48	124.94	138.11	149.96	160.2	171.05	182.57	194.6	207.22	220.41	239.97	267.11	293.51	318.46	341.25	361.03	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00
22	70.04	75.56	82.87	92.28	102.53	113.63	125.57	145.2	157.46	168.21	179.60	191.70	204.33	217.58	231.43	251.97	280.47	308.19	334.38	358.31	379.08	395.42	407.22	418.17	431.17	443.51	450.00	450.00	450.00	450.00
23	78.63	85.79	94.77	104.51	115.01	126.37	138.56	157.46	168.21	179.60	191.70	204.33	217.58	231.43	251.97	280.47	308.19	334.38	358.31	379.08	395.42	407.22	418.17	431.17	443.51	450.00	450.00	450.00	450.00	450.00
24	89.32	97.75	106.85	116.69	127.39	138.9	149.96	168.21	179.60	191.70	204.33	217.58	231.43	251.97	280.47	308.19	334.38	358.31	379.08	395.42	407.22	418.17	431.17	443.51	450.00	450.00	450.00	450.00	450.00	450.00
25	101.37	109.89	119.03	128.91	139.46	149.96	160.2	179.60	191.70	204.33	217.58	231.43	251.97	280.47	308.19	334.38	358.31	379.08	395.42	407.22	418.17	431.17	443.51	450.00	450.00	450.00	450.00	450.00	450.00	450.00
26	113.44	121.79	134.02	143.67	153.71	164.21	175.33	214.52	228.66	243.48	258.98	281.96	313.85	344.87	374.19	400.97	424.21	442.49	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
27	121.79	130.75	143.67	153.71	164.21	175.33	187.13	228.66	243.48	258.98	281.96	313.85	344.87	374.19	400.97	424.21	442.49	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
28	130.75	140.17	153.71	164.21	175.33	187.13	199.47	243.48	258.98	281.96	313.85	344.87	374.19	400.97	424.21	442.49	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
29	140.17	149.96	164.21	175.33	187.13	199.47	212.4	258.98	281.96	313.85	344.87	374.19	400.97	424.21	442.49	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
30	149.96	160.20	175.33	187.13	199.47	212.4	225.92	281.96	313.85	344.87	374.19	400.97	424.21	442.49	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
31	160.2	171.05	205.39	218.93	233.12	247.96	269.97	273.79	300.85	326.42	349.78	370.06	386.00	397.53	408.22	420.91	432.95	444.28	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
32	171.05	182.57	218.93	233.12	247.96	269.97	300.5	300.85	326.42	349.78	370.06	386.00	397.53	408.22	420.91	432.95	444.28	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00

(B17) 14706-00-00 Final                    160                3/12/2017

RGA Conversion Rates per 1000 -- Female Smoker ALB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
33	182.57	194.6	233.12	247.96	269.97	300.5	330.2	326.42	349.78	370.06	386.00	397.53	408.22	420.91	432.95	444.28	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
34	194.6	207.22	247.96	269.97	300.5	330.2	358.27	349.78	370.06	386.00	397.53	408.22	420.91	432.95	444.28	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
35	207.22	220.41	269.97	300.5	330.2	358.27	383.91	370.06	386.00	397.53	408.22	420.91	432.95	444.28	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
36	231.43	251.97	267.11	293.51	318.46	341.25	361.03	395.42	407.22	418.17	431.17	443.51	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
37	251.97	280.47	293.51	318.46	341.25	361.03	376.59	407.22	418.17	431.17	443.51	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
38	280.47	308.19	318.46	341.25	361.03	376.59	387.83	418.17	431.17	443.51	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
39	308.19	334.38	341.25	361.03	376.59	387.83	398.26	431.17	443.51	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
40	334.38	358.31	361.03	376.59	387.83	398.26	410.64	443.51	450	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
41	341.25	361.03	376.59	387.83	398.26	410.64	422.39	450.00	450.00	450	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
42	361.03	376.59	387.83	398.26	410.64	422.39	433.44	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
43	376.59	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
44	387.83	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
45	398.26	410.64	422.39	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
46	410.64	422.39	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
47	422.39	433.44	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
48	433.44	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
49	443.72	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
50	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
51	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
52	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
53	450.00	450.00	450.00	450.00	450.00	450.00	450.00	450.00
54	450.00	450.00	450.00	450.00	450.00	450.00	450.00
55	450.00	450.00	450.00	450.00	450.00	450.00
56	450.00	450.00	450.00	450.00	450.00
57	450.00	450.00	450.00	450.00
58	450.00	450.00	450.00
59	450.00	450.00
60	450.00
(B17) 14706-00-00 Final                    161                3/12/2017

RGA Conversion Rates per 1000 -- Female Smoker ALB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92

(B17) 14706-00-00 Final                    162                3/12/2017

RGA Conversion Rates per 1000 -- Female Smoker ALB
Original Issue Age
Cur Dur	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121

(B17) 14706-00-00 Final                    163                3/12/2017

EXHIBIT F - SELF-ADMINISTERED REPORTING
The Ceding Company will self-administer all reinsurance reporting. The Ceding Company will send the Reinsurer the reports listed below monthly, or reports of an equivalent nature containing such information as may be required by the Reinsurer to properly administer the reinsurance business ceded under this Agreement.

F.1 GENERAL Reporting Requirements

a.	New Business - This report will include new issues only, the first time the policy is reported to the Reinsurer. Automatic and Facultative business will be identified separately.

b.
First Year, Other than New Business - This report will include policies previously reported on the New Business detail and still in their first duration, or policies involved in first year premium adjustments.

c.	Renewal Year - This report will include all policies with renewal dates within the accounting period.

d.
Changes and Terminations - This report will include all policies affected by a change during the current reporting period. Type of change or termination activity must be clearly identified for each policy. The Ceding Company will identify the following transactions either by separate listing or unique transaction codes: Terminations, Reinstatements, Changes, Conversions, and Replacements. For Conversions and Replacements, the Ceding Company will report the Original Policy date, as well as the current policy date.

e.	In force - A detailed report listing the data shown in section F.3 (b) of this Exhibit for each policy in force.

f.
Policy Exhibit - Transactions will be summarized for activity during the current period and on a year-to-date basis, reporting the number of policies and Reinsured Net Amount at Risk. An example is shown in section F.4 of this Exhibit.

g.	Accounting Information - Premiums and allowances will be summarized for Life coverage, Benefits and Riders for both First Year and Renewal business. An example is shown in section F.5 of this Exhibit.

F.2 Business Reported Electronically

If reporting will be done electronically, the Ceding Company will send the Reinsurer a copy of their current file layout(s) including customization that specifies the columns in the order they appear in the file along with the data type (alpha, numeric) and the exact length of each field. Also a data dictionary will be provided that states a brief definition of each field contained in the file(s), as well as a listing of valid values for fields where applicable and an explanatory key to interpret plan codes, treaty pointers, underwriting and smoking class codes. File format and data types should remain consistent across each reporting period. Future changes to the file layout or data dictionary will be promptly communicated (preferably sixty (60) days in advance) to the Reinsurer in writing prior to the change taking effect.

F.3 GENERAL Statement Specifications
The data requirements listed below represent a general outline of the information that the Ceding Company will provide to the Reinsurer so that the Reinsurer may properly administer the reinsurance business ceded under this Agreement. Depending upon the exact nature of the reinsurance arrangement, not all references below may apply and/or additional information may be needed.

a.	The following information should appear on the transaction statements for each benefit to be reinsured and for each insured, including all insureds on a joint policy:
Ceding Company identifier
Policy number
Policy issue date
Reinsurance effective date
Policy application date, if used to determine treaty eligibility
Transaction type code (New Business, Renewal, Conversion, Termination, etc.)
Business Source/Issue type code (New Business, Continuation, etc.)
Effective date of any policy change, reissue or termination
Name of each insured
Date of birth of each insured
Issue age of each insured
Gender of each insured
Mortality rating of each insured
Underwriting classification of each insured

(B17) 14706-00-00 Final                    164                3/12/2017

Smoking class of each insured
Automatic or Facultative indicator
YRT indicator
Plan code
Treaty pointer
Original face amount of the policy
Amount ceded to the Reinsurer
Ultimate Amount, if applicable
Amount of premium being paid, separated for supplementary benefits
Amount of reinsurance premium allowances, if any
Policy fee, if any
Flat Extra premium and number of years payable
Joint policy indicator

b.
The Ceding Company will send the Reinsurer an In force report. The following information should appear on the In force file for each benefit to be reinsured and for each insured, including all insureds on a joint policy:

Ceding Company identifier
Policy number
Policy issue date
Reinsurance effective date
Policy application date, if used to determine treaty eligibility
Business Source/Issue type code (New Business, Continuation, etc.)
Name of each insured
Date of birth of each insured
Issue age of each insured
Gender of each insured
Underwriting classification of each insured
Smoking class of each insured
Mortality rating of each insured
Automatic or Facultative indicator
YRT indicator
Original face amount of the policy
Amount ceded to the Reinsurer
Ultimate Amount, if applicable
Joint policy indicator

F.4 Policy Exhibit

The Ceding Company will send the Reinsurer summary policy exhibit information similar to the following example:

(B17) 14706-00-00 Final                    165                3/12/2017

Policy Summary Classification	Number of Policies	Reinsurance Amount
In force as of last report	1,000	$ 800,000,000

New Issues	10	1,000,000
Continuations (added)	1	100,000
Reinstatements	1	100,000
Increases	3	500,000

Deduct by:
Death	1	300,000
Lapse	6	500,000
Continuations (terminated)	1	100,000
Decreases	2	100,000

In force as of current report	1,005	800,700,000

F.5 Accounting Summary

The Reinsurer requires the Ceding Company to send summary accounting information similar to the following example with each statement:

(B17) 14706-00-00 Final                    166                3/12/2017

		Premiums	Allowance	Net Premium		Totals	Total Due
First Year Total	Base	$2,300.00	0.00	$2,300.00	Cash Value	0.00
	ADB	100.00	0.00	100.00	Benefits/Claims	0.00
	Waiver	100.00	0.00	100.00	Policy Fee	0.00
	Other	0.00	0.00	0.00	Dividend	0.00
					Prem Tax	0.00
	Total	$2,500.00	0.00	$2,500.00	Net Premium	$2,500.00	$2,500.00

Renewal Total	Base	$25,000.00	0.00	$25,000.00	Cash Value	0.00
	ADB	1,000.00	0.00	1,000.00	Benefits/Claims	0.00
	Waiver	1,500.00	0.00	1,500.00	Policy Fee	0.00
	Other	0.00	0.00	0.00	Dividend	0.00
					Prem Tax	0.00
	Total	$27,500.00	0.00	$27,500.00	Net Premium	$27,500.00	$27,500.00

First Year & Renewal	Base	$27,300.00	0.00	$27,300.00	Cash Value	0.00
	ADB	1,100.00	0.00	1,100.00	Benefits/Claims	0.00
	Waiver	1,600.00	0.00	1,600.00	Policy Fee	0.00
	Other	0.00	0.00	0.00	Dividend	0.00
					Prem Tax	0.00
	Total	$30,000.00	0.00	$30,000.00	Net Premium	$30,000.00	$30,000.00

(B17) 14706-00-00 Final                    167                3/12/2017

EXHIBIT G - APPLICATION FOR FACULTATIVE REINSURANCE
REINSURANCE GROUP OF AMERICA

CEDING COMPANY		FACSIMILE NUMBER
UNDERWRITER	E-MAIL	TELEPHONE NUMBER
BY		DATE

PROPOSED INSURED (LAST NAME)	(FIRST)	(MIDDLE)	DATE OF BIRTH	AGE

SEX M F	STATE OF BIRTH	STATE OF RESIDENCE	OCCUPATION

BASIS	NEAREST BIRTHDAY LAST BIRTHDAY	YRT CO-INS	AUTOMATIC FACULTATIVE	NUMBER OF PAGES

	LIFE	WAIVER	ADB
PREVIOUS IN FORCE
RETENTION
CURRENT APPLICATION
PROPOSED RETENTION
REPLACEMENT?
REINSURANCE APPLIED FOR
RATING

	YES	NO
DOES APPLICATION REPRESENT EXERCISE OF A GUARANTEED INSURABILITY OPTION OR ANY OTHER SPECIAL BENEFIT?
WILL POLICY CONTAIN AN AVIATION EXCLUSION PROVISION?
IS REINSURANCE BEING SUBMITTED ELSEWHERE? IF YES, WHERE:
IN EXCESS OF JUMBO?
SMOKING/TOBACCO STATUS NO TOBACCO TOBACCO	NONSMOKER SMOKER

(B17) 14706-00-00 Final                    168                3/12/2017

REMARKS
REFER TO
KEEP TOGETHER WITH JOINT LIFE GROUP/BUSINESS/FAMILY
NAME	DATE OF BIRTH	RELATIONSHIP
PLEASE INDICATE REASON SUBMITTED AND CODES YOUR COMPANY IS REPORTING TO MIB

REQUIREMENTS
	ATTACHED	OUTSTANDING
APP
EXAM
ECG
XRAY
BLOOD PROF
HIV
HOS
ORAL FLUID
APS
DR: _________________________________
APS
DR: _________________________________
APS
DR: _________________________________
INSP/PHI
BBIR
FINANCIAL

(B17) 14706-00-00 Final                    169                3/12/2017

EXHIBIT H - ALLOCATION RULES FOR PLACEMENT OF FACULTATIVE CASES
The Ceding Company will place the case with the reinsurer having the first in best offer.

1	EXHIBIT I - FOREIGN RESIDENCE COVERAGE GUIDELINES
FOREIGN RESIDENCE DEFINITION: Living permanently (more than 6 months per year or indefinitely) outside the U.S. This includes both US/Canadian citizens living abroad and indigenous lives (foreign nationals living abroad).

REQUIREMENTS FOR INDIGENOUS LIVES: Indigenous lives must have a net worth of $1 million or more and a significant connection to the US, such as a second home or a business of which they are an officer or significant owner (not just an outside investor).

REQUIREMENTS FOR US CITIZENS: Must have a net worth of at least $500,000 and be a professional, manager, or business owner.

PLANS:  All fully underwritten permanent plans plus TrueFit 30YT.

BENEFITS (WP, COP, ADB): Not offered

MINIMUM FACE: $500,000 for indigenous lives, $250,000 for U.S. citizens

ISSUE AGES: 18-65

APPLICATION SITE: All applications and exams must be completed in the US.

AUTOMATIC LIMITS (not including Allstate retention). Maximum amounts that may be ceded to the Reinsurer on an Automatic basis.
Country A - $10,000,000*
Country B - $4,000,000
Country C - $4,000,000
*$4,000,000 for non-United States and non-Canadian citizens

MAXIMUM TABLE RATING: 200% (Table 4)

CLASSIFICATION: In accordance with the RGA country classification system, with ratings as follows:

Country Classification	US/Canadian Citizens/Green Card Holders on Temporary Foreign Assignment (1-3 years)	All Others Including Indigenous Lives
A	Preferred	Preferred
B	Preferred	Standard (no preferred)
C	Standard plus $1.00/K	Standard plus $1.50/K
D	Decline	Decline
E	Decline	Decline

(B17) 14706-00-00 Final                    170                3/12/2017

EXCLUDED RISKS: Politicians, political figures, missionaries, journalists, government leaders, judicial personnel, police, military, security personnel, bodyguards, trade union officials, arms dealers, diplomats, foreign aid relief workers.

(B17) 14706-00-00 Final                    171                3/12/2017

14706-02-00

ADDENDUM

to the

AUTOMATIC/FACULTATIVE YRT
REINSURANCE AGREEMENT
Effective April 1, 2015
(hereinafter referred to as the “Agreement”)

between

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
Hauppauge, New York
(hereinafter referred to as the “Ceding Company”)

and

RGA REINSURANCE COMPANY
Chesterfield, Missouri
(hereinafter referred to as the “Reinsurer”)

This Amendment is Effective July 1, 2017

I.	ADDITION OF THE FUTUREVEST VUL PLAN
Business Covered: As of the effective date of this Addendum, the attached Exhibit B - Business Covered is hereby added to and made a part of the Agreement which now includes the above plan.

Retention: The Retention applicable to the above plan is the same as that contained in Exhibit A - Retention Schedule of the Ceding Company of the base Agreement.

Binding Limits: The binding limits applicable to the above plan are the same as those contained in Exhibit C - Binding Limits of the base Agreement. The attached Exhibit C, Sections C.5 and C.6 are hereby added to and made a part of the Agreement in order to include the age limits and minimum/maximum face amounts at issue applicable to the above plan.

Reinsurance Premiums: The reinsurance premium basis applicable to the above plan is the same as that contained in Exhibit D - Reinsurance Premiums of the base Agreement applicable to the FutureBuilder CAUL and FutureGrowth IUL Plans. This includes use of the 2008 VBT smoker distinct ALB table for non-juveniles and the 2008 VBT smoking unknown ALB table for juveniles contained in Exhibit D - Rate Schedule 1 of the base Agreement. Exhibit Section D.7 - Riders and Benefits does not apply to the above plan.

II.	All provisions of the Agreement not specifically modified herein remain unchanged.

(B17) 14706-02-00                        1                03/12/17

IN WITNESS WHEREOF, both parties have executed this Addendum in duplicate as follows:

(B17) 14706-02-00                        2                03/12/17

EXHIBIT B - BUSINESS COVERED

Covered Business Added
Effective July 1, 2017

The business reinsured under this Agreement is hereby defined to include the following:

Policies issued on the business identified below may qualify for reinsurance if the application date for the policy is on or after the Effective Date of this Addendum.

Added Plan
FutureVest VUL

Associated Benefits and Riders Covered
None

The backdating to save age provision of Agreement Article 1.7 applies to the above plan.

(B17) 14706-02-00                        3                03/12/17

EXHIBIT C - BINDING LIMITS (Sections C.5 and C.6 only)

C.5 Age Limits

Plan	Minimum Issue Age*	Maximum Issue Age	Maximum Attained Age
FutureVest VUL	0	80 (60 for PENT)	121

*Issue ages from 0 to 17 are considered juveniles.

Insurance coverage, and the associated reinsurance coverage, will continue under these policies past the insured’s maximum attained age with no further reinsurance premiums due.

C.6 MINIMUM AND MAXIMUM FACE AMOUNTS AT ISSUE
Minimum face amount at issue:    $100,000
Maximum face amount at issue:    None

(B17) 14706-02-00                        4                03/12/17